                                                    REGISTRATION NO. 333-116783

                                                                      811-03575

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 4


                                    AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 53


                               -----------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                          (Exact name of Registrant)

                        THE TRAVELERS INSURANCE COMPANY
                              (Name of Depositor)

                One Cityplace, Hartford, Connecticut 06103-3415
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including area code: (860) 308-1000


                            JAMES L. LIPSCOMB, ESQ.
                 EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                        THE TRAVELERS INSURANCE COMPANY
                ONE CITYPLACE, HARTFORD, CONNECTICUT 06103-3415

                    (Name and Address of Agent for Service)

                               -----------------


                                  COPIES TO:


                             Diane E. Ambler, Esq.
                  Kirkpatrick & Lockhart Nicholson Graham LLP
                              1601 K Street, N.W.
                            Washington, D.C. 20006

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2006 pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on ______ pursuant to paragraph (a)(1) of Rule 485.

[ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485.

[ ] on ______ pursuant to paragraph (a)(1) of Rule 485.

   PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2005 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2006.


================================================================================

                      UNIVERSAL SELECT ANNUITY PROSPECTUS


This prospectus describes Universal Select Annuity, a flexible premium variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company)* (the "Company, "our" "us" or "we").
The Contract's value will vary daily to reflect the investment experience of the funding options (referred to as "Subaccounts" in your Contract available through MetLife of CT Fund U for Variable Annuities) (formerly The Travelers Fund U for Variable Annuities) you select and, subject to availability, the interest credited to the Fixed Account. The Variable Funding Options (sometimes called "Subaccounts") available for Contracts purchased on or after May 1, 2006 are:


DREYFUS STOCK INDEX FUND, INC. -- INITIAL SHARES
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL SHARES
 Dreyfus Variable Investment Fund Developing Leaders Portfolio FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 Templeton Developing Markets Securities Fund -- Class 2 Templeton Foreign Securities Fund -- Class 2
 Templeton Global Asset Allocation Fund -- Class 1
JANUS ASPEN SERIES -- SERVICE SHARES
 International Growth Portfolio
LAZARD RETIREMENT SERIES, INC.
 Lazard Retirement Small Cap Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
 Legg Mason Partners Variable Investors Portfolio+
 Legg Mason Partners Variable Small Cap Growth Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
 Legg Mason Partners Variable Appreciation Portfolio+
 Legg Mason Partners Variable Fundamental Value Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
 Legg Mason Partners Variable Adjustable Rate Income Portfolio+ Legg Mason Partners Variable Aggressive Growth Portfolio+
 Legg Mason Partners Variable Large Cap Growth Portfolio+
 Legg Mason Partners Variable Social Awareness Stock Portfolio+ MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
 Batterymarch Growth and Income Portfolio -- Class A+ Batterymarch Mid-Cap Stock Portfolio -- Class A+
 Dreman Small-Cap Value Portfolio -- Class A+
 Harris Oakmark International Portfolio -- Class A+
 Janus Capital Appreciation Portfolio -- Class A+
 Legg Mason Partners Managed Assets Portfolio+
 Lord Abbett Bond Debenture Portfolio -- Class A+
 Lord Abbett Growth and Income Portfolio -- Class B+
 Mercury Large-Cap Core Portfolio -- Class A +
 Met/AIM Capital Appreciation Portfolio -- Class A+
 Met/AIM Small Cap Growth Portfolio -- Class A+
 MFS(R) Value Portfolio -- Class A+
 Neuberger Berman Real Estate Portfolio -- Class A+
 Pioneer Fund Portfolio -- Class A+
 Pioneer Mid-Cap Value Portfolio -- Class A+
Pioneer Strategic Income Portfolio -- Class A+


METLIFE INVESTMENT FUNDS, INC.
 MetLife Investment Diversified Bond Fund+
 MetLife Investment International Stock Fund+
 MetLife Investment Large Company Stock Fund+
 MetLife Investment Small Company Stock Fund+
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
 BlackRock Aggressive Growth Portfolio -- Class D+
 BlackRock Bond Income Portfolio -- Class A+
 BlackRock Money Market Portfolio -- Class A+
 FI Large Cap Portfolio -- Class A+
 MFS(R) Total Return Portfolio -- Class F+
 Oppenhemier Global Equity Portfolio -- Class A+
 Western Asset Management High Yield Bond Portfolio -- Class A+
 Western Asset Management U.S. Government Portfolio -- Class A+
PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE CLASS
 Real Return Portfolio
 Total Return Portfolio
PUTNAM VARIABLE TRUST -- CLASS IB
 Putnam VT Small Cap Value Fund
VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II
 Van Kampen Life Investment Trust Comstock Portfolio
VARIABLE INSURANCE PRODUCTS FUND
 VIP Asset Manager/SM/ Portfolio -- Initial Class
 VIP Contrafund(R) Portfolio -- Service Class 2
 VIP Equity Income Portfolio -- Initial Class
 VIP Growth Portfolio -- Initial Class
 VIP Mid Cap Portfolio -- Service Class 2
METROPOLITAN SERIES FUND, INC. -- ASSET ALLOCATION PORTFOLIOS -- CLASS B
 MetLife Conservative Allocation Portfolio
 MetLife Conservative to Moderate Allocation Portfolio
 MetLife Moderate Allocation Portfolio
 MetLife Moderate to Aggressive Allocation Portfolio
 MetLife Aggressive Allocation Portfolio

--------

 (+)This Variable Funding Option has been subject to a merger, substitution or name change. Please see Appendix D for more information.
 * The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a Contract endorsement notifying you of the name change once it has occurred.

The Contract, certain Contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy of these reports or the SAI, write to us at: Annuity Operations and Services, One Cityplace, 185 Asylum Street 3 CP, Hartford, Connecticut 06103-3415, call 1-800-233-3591 or access the SEC's website (http://www.sec.gov). See Appendix F for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED MAY 1, 2006

                               TABLE OF CONTENTS


Glossary...................................................................  3
Summary....................................................................  5
Fee Table..................................................................  8
Condensed Financial Information............................................ 14
The Annuity Contract....................................................... 14
 Contract Owner Inquiries.................................................. 15
 Purchase Payments......................................................... 15
 Accumulation Units........................................................ 15
 The Variable Funding Options.............................................. 16
The Fixed Account.......................................................... 21
Charges and Deductions..................................................... 21
 General................................................................... 21
 Withdrawal Charge......................................................... 22
 Free Withdrawal Allowance................................................. 22
 Transfer Charge........................................................... 22
 Administrative Charge..................................................... 22
 Mortality and Expense Risk Charge......................................... 23
 Guaranteed Minimum Withdrawal Benefit Charge.............................. 23
 Variable Funding Option Expenses.......................................... 23
 Premium Tax............................................................... 23
 Changes in Taxes Based upon Premium or Value.............................. 23
 The CHART Program Fees.................................................... 23
Transfers.................................................................. 23
   Dollar Cost Averaging................................................... 25
Asset Allocation Services.................................................. 26
 CHART Program............................................................. 27
Access to your Money....................................................... 28
 Systematic Withdrawals.................................................... 30
 Managed Distribution Program.............................................. 30
 Loans..................................................................... 30
Ownership Provisions....................................................... 31
 Types of Ownership........................................................ 31
   Contract Owner.......................................................... 31
   Beneficiary............................................................. 31
   Annuitant............................................................... 31
Death Benefit.............................................................. 32
 Death Proceeds before the Maturity Date................................... 32
   Standard Death Benefit.................................................. 32
   Annual Step-Up Death Benefit to Age 75.................................. 33
 Payment of Proceeds....................................................... 33
 Spousal Contract Continuance.............................................. 34
 Beneficiary Contract Continuance.......................................... 34
 Planned Death Benefit..................................................... 35
 Death Proceeds after the Maturity Date.................................... 35
The Annuity Period......................................................... 35
 Maturity Date............................................................. 35


 Allocation of Annuity.....................................................  36
 Variable Annuity..........................................................  36
 Fixed Annuity.............................................................  36
Payment Options............................................................  36
 Election of Options.......................................................  36
 Annuity Options...........................................................  37
Miscellaneous Contract Provisions..........................................  38
 Right to Return...........................................................  38
 Termination...............................................................  38
 Required Reports..........................................................  38
 Assignment................................................................  38
 Suspension of Payments....................................................  38
Other Information..........................................................  39
 The Insurance Company.....................................................  39
 Financial Statements......................................................  39
 Distribution of the Contracts.............................................  39
 Voting Rights.............................................................  41
 Restrictions on Financial Transactions....................................  42
 Legal Proceedings.........................................................  42
 The Separate Accounts.....................................................  42
Performance Information....................................................  43
Federal Tax Considerations.................................................  43
General Taxation of Annuities..............................................  43
 Types of Contracts: Qualified and Non-qualified...........................  44
 Qualified Annuity Contracts...............................................  44
 Taxation of Qualified Annuity Contracts...................................  44
   Mandatory Distributions for Qualified Plans.............................  44
   Non-qualified Annuity Contracts.........................................  48
 Diversification Requirements for Variable Annuities.......................  49
     Ownership of the Investments..........................................  49
   Taxation of Death Benefit Proceeds......................................  50
   Other Tax Considerations................................................  50
Treatment of Charges for Optional Benefits.................................  50
 Penalty Tax for Premature Distribution....................................  50
 Hurricane Relief..........................................................  50
 Puerto Rico Tax Considerations............................................  51
 Non-Resident Aliens.......................................................  51
Appendix A (Condensed Financial Information)............................... A-1
Appendix B (The Fixed Account)............................................. B-1
Appendix C (Texas Optional Retirement Program)............................. C-1
Appendix D (Additional Information Regarding Underlying Funds)............. D-1
Appendix E (Portfolio Legal and Marketing Names)........................... E-1
Appendix F (Contents of Statement of Additional Information)............... F-1

                                   GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or
(d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

COMPETING FUND -- any investment option under the Contract which consists primarily of fixed income securities and/or money market instruments, including, but not limited to, any bond or money market fund.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account. The Fixed Account is part of the general assets of the Company.


HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.


MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, or 408 of the Code.


SEPARATE ACCOUNT -- Metlife of CT Fund U for Variable Annuities, a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.


SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.


WE, US, OUR -- MetLife Insurance Company of Connecticut.


WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                   SUMMARY:

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a choice of death benefits as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account, that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.


During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity or a combination of both. If you elect variable Annuity Payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.


WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) Individual Retirement Annuities (IRAs); (3) other qualified retirement plans and
(4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include Contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.


You may purchase a Qualified Contract with an initial payment of at least $20, except in the case of an IRA, for which the minimum initial payment is $1,000. Under a Qualified Contract, you may make additional payments of at least $20. For non-qualified Contracts, the minimum initial Purchase Payment is $1,000, and $100 thereafter. No additional payments are allowed if the Contract is purchased with a beneficiary-directed transfer of death proceeds.


The ages of the owner and annuitant determine which death benefits and certain optional features are available to you. See the Annuity Contract section for more information.


The Contract may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay Federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

WHO IS THE CONTRACT ISSUED TO? If you purchase an individual Contract, you are the Contract Owner. If a group "allocated" Contract is purchased, we issue certificates to the individual participants. Where we refer to "you," we are referring to the individual Contract Owner, or to the group participant, as applicable. For convenience, we refer to both contracts and certificates as "Contracts."

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. Please refer to Appendix B for possible restrictions between the Fixed Account and the Variable Funding Options.


WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct a mortality and expense (M&E) risk charge daily from the amounts you allocate to the Separate Account. The M&E is an annual charge and depends on the death benefit option you select at purchase. We deduct the M&E charge at an annual rate of 1.25% if you select the Standard Death Benefit, and at a rate of 1.40% if you select the Annual Step-Up to Age 75 Death Benefit.


We also deduct a semiannual Contract administrative charge of $15 until the Maturity Date from amounts allocated to the Separate Account. This charge is waived if your Contract Value is $60,000 or greater on the date the charge is assessed. It is also waived on distribution of proceeds due to death.

Each Underlying Fund also charges for management costs and other expenses.

If you withdraw or commute amounts from the Contract, we may deduct a withdrawal charge. The charge equals 5% of each Purchase Payment withdrawn if withdrawn within 5 years of the payment date.


If you are a participant in the CHART asset allocation program, the maximum charge is 1.00% annually deducted from amounts in the Variable Funding Options.


If you select the Guaranteed Minimum Withdrawal Benefit ("GMWB"), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is 0.40%.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.


For owners of Qualified Contracts, if you reach a certain age, you may be required by Federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax.


HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? At the time of purchase, you may choose the "Standard" Death Benefit or the "Annual Step-Up to Age 75" Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

   . DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.


   . CHART ASSET ALLOCATION PROGRAM. Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll. Participants enter into a separate investment advisory agreement with MetLife Investment Fund Services LLC ("MIFS") (formerly, CitiStreet Financial Services
       LLC), an affiliate of the Company, for the purpose of receiving asset allocation advice under MIFS' CHART Program (the "program"). Under the program, participants allocate Contract Value according to asset allocation models developed by MIFS in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. The program is not a part of the Contract issued by the Company and is closed to new participants. The program is fully described in a separate disclosure statement prepared by MIFS.


   . MANAGED DISTRIBUTION PROGRAM. This optional program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

   . SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only, and is only available to non-qualified Contracts and Individual Retirement Annuities.

   . BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

   . SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

   . AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

   . GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your Purchase Payment. Under this benefit, we will pay you a maximum of 5% or 10% of your Purchase Payment, depending on when you elect to begin receiving the payments, every year until your Purchase Payment have been returned in full. We reserve the right not to include subsequent Purchase Payments in the calculation of the amount that we guarantee to return. You must be age 55 or older to elect this benefit.

                                   FEE TABLE
--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.


CONTRACT OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE.....................................................
(AS A PERCENTAGE OF PURCHASE PAYMENTS WITHDRAWN)

If withdrawn within 5 years after the Purchase Payment is made........  5.00%
If withdrawn 5 or more years after the Purchase Payment is made.......     0%

TRANSFER CHARGE(1)....................................................
                                                                       $  10

(ASSESSED ON TRANSFERS THAT EXCEED 12 PER YEAR)


--------

 (1)We do not currently assess the transfer charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGE


SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE(2).......................... $15
(ASSESSED ON AMOUNTS ALLOCATED TO THE SEPARATE ACCOUNTS UNTIL THE
MATURITY DATE.)


--------

 (2)The Semiannual Contract Administrative Charge is waived if your Contract Value is $60,000 or greater on the date the charge is assessed, and from distribution of proceeds due to death.

ANNUAL SEPARATE ACCOUNT CHARGES

(as a percentage of the average daily net assets of the Separate Account)

We will assess a mortality and expense risk charge ("M&E") and GMWB charge if you elect the optional GMWB feature. Below is a summary of all charges that may apply, depending on the death benefit you select and the optional features you select:



                                                                                 ANNUAL STEP-UP TO
                                                         STANDARD DEATH BENEFIT AGE 75 DEATH BENEFIT
                                                         ---------------------- --------------------
Mortality and Expense Risk Charge (3)...................          1.25%                 1.40%
Maximum GMWB Charge (4).................................          1.00%                 1.00%
Total Annual Separate Account Charges with GMWB Selected          2.25%                 2.40%


--------

 (3)We are waiving the following amounts of the M&E charge on these
    Subaccounts: 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio of the Metropolitan Fund; an amount equal to the underlying fund expenses that are in excess of 0.90% for the Subaccount investing in the Harris Oakmark International Portfolio of the Met Investors Fund; 0.10% of the Separate Account charge attributable to any Contract Value invested in the BlackRock Money Market Portfolio of the Metropolitan Fund and 0.12% for the Subaccount investing in the BlackRock Bond Income Portfolio of the Metropolitan Fund.
 (4)The current charge for GMWB is 0.40%.



MAXIMUM ANNUAL FEE FOR CHART PROGRAM(5)                                1.00%
(AS A PERCENTAGE OF CONTRACT VALUE)



EFFECTIVE FEBRUARY 1, 2006, THE CHART ASSET ALLOCATION PROGRAM IS CLOSED TO NEW PARTICIPANTS. IF YOU ENROLLED IN THE PROGRAM PRIOR TO FEBRUARY 1, 2006, YOU MAY CONTINUE TO MAKE ADDITIONAL PURCHASE PAYMENTS INTO THE PROGRAM. IF YOU CANCEL YOUR ENROLLMENT IN THE PROGRAM, YOU MAY NOT RE-ENROLL.

--------
 (5)The annual fee applies only to participants in the CHART Program. The annual fee to participate in the CHART Program is in addition to any Contract fees and charges. The following table describes fees payable for participating in the program. Fees are deducted on a quarterly basis from the Contract as a partial surrender.



                                       ANNUAL INVESTMENT
     CONTRACT VALUE                    ADVISORY FEE FOR
EQUAL TO OR GREATER THAN BUT LESS THAN   CHART PROGRAM
------------------------ ------------- -----------------
          $0               $25,000           1.00%
        $25,000            $50,000           0.75%
        $50,000            $75,000           0.50%
        $75,000            $100,000          0.35%
       $100,000            $250,000          0.25%
       $250,000            $500,000          0.15%
       $500,000+                             0.10%

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-233-3591.


MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                                    MINIMUM MAXIMUM
                                                                                    ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees,
distribution and/or service fees (12b-1) fees, and other expenses).................  0.27%   4.47%


UNDERLYING FUND FEES AND EXPENSES

(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                                                             CONTRACTUAL FEE
                                                         DISTRIBUTION           TOTAL ANNUAL  WAIVER AND/OR  NET TOTAL ANNUAL
                                             MANAGEMENT AND/OR SERVICE  OTHER    OPERATING       EXPENSE        OPERATING
UNDERLYING FUND:                                FEE      (12B-1) FEES  EXPENSES   EXPENSES    REIMBURSEMENT    EXPENSES **
----------------                             ---------- -------------- -------- ------------ --------------- ----------------
DREYFUS STOCK INDEX FUND, INC. -- INITIAL
SHARES                                         0.25%           --       0.02%      0.27%             --       0.27%
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus Variable Investment Fund
   Developing Leaders Portfolio -- Initial
   Shares...................................   0.75%         --         0.06%      0.81%           --         0.81%
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
   Securities Fund -- Class 2*+.............   0.48%        0.25%       0.28%      1.01%          0.02%       0.99%/(1)(2)/
  Templeton Developing Markets
   Securities Fund -- Class 2*..............   1.24%        0.25%       0.29%      1.78%           --         1.78%
  Templeton Foreign Securities Fund --
   Class 2*.................................   0.65%        0.25%       0.17%      1.07%          0.05%       1.02%/(2)/
  Templeton Global Asset Allocation Fund
   -- Class 1...............................   0.60%         --         0.26%      0.86%          0.01%       0.85%/(2)/
JANUS ASPEN SERIES
  International Growth Portfolio -- Service
   Shares*..................................   0.64%        0.25%       0.06%      0.95%           --         0.95%
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap
   Portfolio*...............................   0.75%        0.25%       0.22%      1.22%           --         1.22%/(13)/
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
INC.
  Legg Mason Partners Variable All Cap
   Portfolio -- Class I+....................   0.75%         --         0.07%      0.82%           --         0.82%
  Legg Mason Partners Variable Investors
   Portfolio................................   0.65%         --         0.06%      0.71%           --         0.71%
  Legg Mason Partners Variable Small Cap
   Growth Portfolio.........................   0.75%         --         0.22%      0.97%           --         0.97%
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  Legg Mason Partners Variable
   Appreciation Portfolio...................   0.70%         --         0.02%      0.72%           --         0.72%

                                                       DISTRIBUTION                         CONTRACTUAL FEE   NET TOTAL
                                                          AND/OR               TOTAL ANNUAL     WAIVER         ANNUAL
                                           MANAGEMENT SERVICE (12B-1)  OTHER    OPERATING   AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                              FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT   EXPENSES **
----------------                           ---------- --------------- -------- ------------ --------------- --------------
  Legg Mason Partners Variable
   Fundamental Value Portfolio............   0.75%          --         0.03%      0.78%           --        0.78%
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
III, INC.
  Legg Mason Partners Variable Adjustable
   Rate Income Portfolio*++...............   0.55%         0.25%       0.28%      1.08%           --        1.08%/(3)/
  Legg Mason Partners Variable Aggressive
   Growth Portfolio++.....................   0.75%          --         0.02%      0.77%           --        0.77%/(3)/
  Legg Mason Partners Variable Large Cap
   Growth Portfolio++.....................   0.75%          --         0.04%      0.79%           --        0.79%/(3)/
  Legg Mason Partners Variable Social
   Awareness Stock Portfolio++............   0.71%          --         0.04%      0.75%           --        0.75%/(4)/
MET INVESTORS SERIES TRUST
  Batterymarch Growth and Income
   Portfolio -- Class A...................   0.65%          --         0.09%      0.74%          0.09%      0.65%/(5)(14)/
  Batterymarch Mid-Cap Stock Portfolio --
   Class A................................   0.70%          --         0.10%      0.80%           --        0.80%/(14)/
  Dreman Small-Cap Value Portfolio --
   Class A................................   0.83%          --         3.64%      4.47%          3.37%      1.10%/(5)(14)/
  Harris Oakmark International Portfolio
   -- Class A.............................   0.82%          --         0.13%      0.95%           --        0.95%
  Janus Capital Appreciation Portfolio --
   Class A................................   0.65%          --         0.09%      0.74%           --        0.74%/(14)/
  Legg Mason Partners Managed Assets
   Portfolio -- Class A...................   0.50%          --         0.09%      0.59%           --        0.59%/(14)/
  Lord Abbett Bond Debenture Portfolio --
   Class A................................   0.51%          --         0.05%      0.56%           --        0.56%
  Lord Abbett Growth and Income
   Portfolio Class B*.....................   0.50%         0.25%       0.04%      0.79%           --        0.79%/(15)/
  Mercury Large-Cap Core Portfolio --
   Class A................................   0.78%          --         0.12%      0.90%           --        0.90%/(14)/
  Met/AIM Capital Appreciation Portfolio
   -- Class A.............................   0.76%          --         0.05%      0.81%           --        0.81%/(14)/
  Met/AIM Small Cap Growth Portfolio --
   Class A................................   0.90%          --         0.10%      1.00%           --        1.00%/(5)/
  MFS Value Portfolio -- Class A..........   0.73%          --         0.24%      0.97%           --        0.97%/(14)/
  Neuberger Berman Real Estate Portfolio
   -- Class A.............................   0.67%          --         0.03%      0.70%           --        0.70%
  Pioneer Fund Portfolio -- Class A.......   0.75%          --         0.28%      1.03%          0.03%      1.00%/(5)(14)/
  Pioneer Mid-Cap Value Portfolio --
   Class A................................   0.75%          --         2.84%      3.59%          2.59%      1.00%/(5)(14)/
  Pioneer Strategic Income Portfolio --
   Class A................................   0.73%          --         0.09%      0.82%           --        0.82%/(14)/
METLIFE INVESTMENT FUNDS, INC.
  MetLife Investment Diversified Bond
   Fund...................................   0.41%          --         0.11%      0.52%           --        0.52%/(6)/
  MetLife Investment International Stock
   Fund...................................   0.73%          --         0.19%      0.92%           --        0.92%/(6)/

                                                                 DISTRIBUTION                         CONTRACTUAL FEE  NET TOTAL
                                                                    AND/OR               TOTAL ANNUAL     WAIVER        ANNUAL
                                                     MANAGEMENT SERVICE (12B-1)  OTHER    OPERATING   AND/OR EXPENSE   OPERATING
UNDERLYING FUND:                                        FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES **
----------------                                     ---------- --------------- -------- ------------ --------------- -----------
  MetLife Investment Large Company Stock Fund.......   0.53%          --         0.11%      0.64%           --        0.64%
  MetLife Investment Small Company Stock Fund.......   0.64%          --         0.15%      0.79%           --        0.79%/(6)/
METROPOLITAN SERIES FUND, INC
  BlackRock Aggressive Growth Portfolio -- Class
   D*...............................................   0.73%         0.10%       0.06%      0.89%           --        0.89%
  BlackRock Bond Income Portfolio -- Class A........   0.40%          --         0.07%      0.47%           --        0.47%/(7)/
  BlackRock Money Market Portfolio -- Class A.......   0.35%          --         0.07%      0.42%          0.01%      0.41%/(8)/
  FI Large Cap Portfolio -- Class A.................   0.80%          --         0.06%      0.86%           --        0.86%/(19)/
  MFS Total Return Portfolio -- Class F*............   0.57%         0.20%       0.16%      0.93%           --        0.93%/(12)/
  Oppenheimer Global Equity Portfolio -- Class A....   0.60%          --         0.33%      0.93%           --        0.93%
  T. Rowe Price Large Cap Growth Portfolio -- Class
   B*+..............................................   0.60%         0.25%       0.12%      0.97%           --        0.97/(10)/
  Western Asset Management High Yield Bond
   Portfolio -- Class A*............................   0.48%          --         0.12%      0.60%           --        0.60%/(9)/
  Western Asset Management U.S. Government
   Portfolio -- Class A.............................   0.54%          --         0.07%      0.61%           --        0.61%
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio -- Administrative Class.....   0.25%          --         0.41%      0.66%           --        0.66%/(11)/
  Total Return Portfolio -- Administrative Class....   0.25%          --         0.40%      0.65%           --        0.65%
PUTNAM VARIABLE TRUST
  Putnam VT Small Cap Value Fund -- Class IB*.......   0.76%         0.25%       0.08%      1.09%           --        1.09%
VAN KAMPEN LIFE INVESTMENT TRUST
  Van Kampen Life Investment Trust Comstock
   Portfolio -- Class II Shares*....................   0.56%         0.25%       0.03%      0.84%           --        0.84%
VARIABLE INSURANCE PRODUCTS FUND
  VIP Asset Manager(SM) Portfolio -- Initial Class..   0.52%          --         0.12%      0.64%           --        0.64%
  VIP Contrafund(R) Portfolio -- Service Class 2 *..   0.57%         0.25%       0.09%      0.91%           --        0.91%
  VIP Equity Income Portfolio -- Initial Class......   0.47%          --         0.09%      0.56%           --        0.56%
  VIP Growth Portfolio -- Initial Class.............   0.57%          --         0.10%      0.67%           --        0.67%
  VIP Mid Cap Portfolio -- Service Class 2*.........   0.57%         0.25%       0.12%      0.94%           --        0.94%

                                                                                                                      NET TOTAL
                                                                                                                       ANNUAL
                                                                                                                      OPERATING
                                                                                                                      EXPENSES
                                              DISTRIBUTION                         CONTRACTUAL FEE                  INCLUDING NET
                                                 AND/OR               TOTAL ANNUAL     WAIVER      NET TOTAL ANNUAL  EXPENSES OF
METROPOLITAN SERIES FUND, INC.    MANAGEMENT SERVICE (12B-1)  OTHER    OPERATING   AND/OR EXPENSE     OPERATING      UNDERLYING
-- ASSET ALLOCATION PORTFOLIOS:      FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT     EXPENSES**     PORTFOLIOS
-------------------------------   ---------- --------------- -------- ------------ --------------- ---------------- -------------
  MetLife Conservative
   Allocation Portfolio -- Class
   B*............................   0.10%         0.25%       0.95%      1.30%          0.95%           0.35%       0.98%/(a)(b)/
  MetLife Conservative to
   Moderate Allocation
   Portfolio -- Class B*.........   0.10%         0.25%       0.31%      0.66%          0.31%           0.35%       1.00%/(a)(b)/
  MetLife Moderate Allocation
   Portfolio -- Class B*.........   0.10%         0.25%       0.19%      0.54%          0.19%           0.35%       1.04%/(a)(b)/
  MetLife Moderate to
   Aggressive Allocation
   Portfolio -- Class B*.........   0.10%         0.25%       0.24%      0.59%          0.24%           0.35%       1.06%/(a)(b)/
  MetLife Aggressive Allocation
   Portfolio -- Class B*.........   0.10%         0.25%       1.66%      2.01%          1.66%           0.35%       1.07%/(a)(b)/


--------

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).
 ** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
 +  Closed to new investors.
 ++ Fees and expenses for this Portfolio are based on the Portfolio's fiscal year ended October 31, 2005.


--------
NOTES

 (1)While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate as 0.25% per year.
 (2)The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees (Board) and an exemptive order by the Securities and Exchange Commission
    (SEC).
 (3)The Management Fee in the table has been restated to reflect a new fee schedule that became effective on November 1, 2005.
 (4)The Management Fee in the table has been restated to reflect a new fee schedule that became effective on December 1, 2005.
 (5)Met Investors Advisory LLC ("MetLife Investors") and Met Investors Trust have entered into an Expense Limitation Agreement under which MetLife Investors has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentages: 0.65% for the Batterymarch
    Growth and Income Portfolio, 1.10% for the Dreman Small-Cap Value
    Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the Pioneer Fund Portfolio and 1.00% for the Pioneer Mid-Cap Value Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits. Certain amounts were recouped by the investment manager during 2005. The amounts repaid are reflected in Other Expenses and equal 0.04% for the Met/AIM Small Cap Growth Portfolio.
 (6)Expense information in the table has been restated to reflect current fees.
 (7)Our affiliate, MetLife Advisers, LLC and the Metropolitan Fund have entered into an expense agreement under which MetLife Advisers will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.025% on assets in excess of $1 billion and less than $2 billion.
 (8)Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.
 (9)The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.
(10)Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.007%.
(11)Ratio of expenses to average net assets excluding interest expense is 0.65%.
(12)The management fee has been restated to reflect a new management fee schedule that become effective on May 1, 2006.
(13)The management fee in the table has been restated to reflect a new fee schedule that became effective on December 19, 2005.
(14)Fees and expenses for this Portfolio are estimated for the year ended December 31, 2006.
(15)The management fee in the table has been restated to reflect a new fee schedule that became effective on January 1, 2006.
 (a)These portfolios are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Series Fund, Inc. or the Met Investors Series Trust. Because these portfolios invest in other underlying portfolios, each of these portfolios also will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the investment management fee. The total expenses of the underlying portfolios (after any applicable fee waivers and expense reimbursements) as of December 31, 2005 are: 0.63% for the MetLife Conservative Allocation Portfolio; 0.65% for the MetLife Conservative to Moderate Allocation Portfolio; 0.69% for the MetLife Moderate Allocation Portfolio; 0.71% for the MetLife Moderate to Aggressive Allocation Portfolio; and 0.72% for the MetLife Aggressive Allocation Portfolio. The total annual operating expenses of the portfolios (before any applicable fee waivers and expense reimbursements), including the total operating expenses of the underlying portfolios (before any applicable fee waivers and reimbursements) as of December 31, 2005 are: 1.93% for the MetLife Conservative Allocation Portfolio, 1.31% for the MetLife Conservative to Moderate Allocation Portfolio; 1.23% for the MetLife Moderate Allocation Portfolio, 1.30% for the MetLife Moderate to Aggressive Allocation Portfolio, and 2.73% for the MetLife Aggressive Allocation Portfolio. Investors may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.
 (b)Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentages: 0.35% for the MetLife Conservative Allocation Portfolio; 0.35% for the MetLife Conservative to Moderate Allocation Portfolio; 0.35% for the MetLife Moderate Allocation Portfolio; 0.35% for the MetLife Moderate to Aggressive Allocation Portfolio; and
    0.35% for the MetLife Aggressive Allocation Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume that you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits.

EXAMPLE 1 -- This example assumes that you have elected the most expensive death benefit option, and the Guaranteed Minimum Withdrawal Benefit at the maximum charge.

                                          IF CONTRACT IS SURRENDERED AT THE IF CONTRACT IS NOT SURRENDERED OR
                                               END OF PERIOD SHOWN:         ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          -------------------------------   --------------------------------------
FUNDING OPTION                            1 YEAR   3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                            ------   ------- ------- -------- ------   -------   -------   --------
Underlying Fund with Maximum Total Annual
Operating Expenses....................... $1,290   $2,808  $4,244   $6,999   $790    $2,308    $3,744     $6,999
Underlying Fund with Minimum Total Annual
Operating Expenses....................... $  880   $1,651  $2,435   $3,955   $380    $1,151    $1,935     $3,955



EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option, the Guaranteed Minimum Withdrawal Benefit at the current charge, and the CHART program at the maximum fee. Under the CHART program, you choose to enter into a separate investment advisory agreement with MIFS for the purpose of receiving asset allocation advice. The example assumes that your Contract Value is allocated to the most expensive and least expensive Underlying Funds; however, under the program, your Contract Value is currently allocated amongst four Underlying Funds, each of which is substantially less expensive than the example reflecting the maximum total operating expenses. The program is not part of the Contract issued by the Company and the program is closed to new participants.



                                          IF CONTRACT IS SURRENDERED AT THE IF CONTRACT IS NOT SURRENDERED OR
                                               END OF PERIOD SHOWN:         ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          -------------------------------   --------------------------------------
FUNDING OPTION                            1 YEAR   3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                            ------   ------- ------- -------- ------   -------   -------   --------
Underlying Fund with Maximum Total Annual
Operating Expenses....................... $1,385   $3,062  $4,618   $7,533   $855    $2,562    $4,118     $7,533
Underlying Fund with Minimum Total Annual
Operating Expenses....................... $  980   $1,940  $2,902   $4,816   $480    $1,440    $2,402     $4,816


                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendix A.

                             THE ANNUITY CONTRACT
--------------------------------------------------------------------------------


Universal Select Annuity is a Contract between the Contract Owner ("you") and the Company. This is the prospectus--it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.


The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.


You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.


The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.


                                       MAXIMUM AGE BASED ON THE OLDER OF THE OWNER
    DEATH BENEFIT/OPTIONAL FEATURE         AND ANNUITANT ON THE CONTRACT DATE
-------------------------------------- -------------------------------------------
Standard Death Benefit................                     85

Annual Step-Up to Age 75 Death Benefit                     75


Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.


Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.


CONTRACT OWNER INQUIRIES


Any questions you have about your Contract should be directed to our Home Office at 1-800-233-3591.


PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. Minimum Purchase Payment amounts are:


   .   IRAs: $1,000;$100 minimum for subsequent payment;

   .   other Qualified Contracts: $20; and

   .   non-qualified Contracts: $1,000; minimum of $100 for subsequent payment.

Any Purchase Payment that would cause the aggregate Purchase Payments under the Contract to exceed $1,000,000 are subject to our approval at our Home Office. Additional Purchase Payments are not permitted for Contracts purchased with a beneficiary-directed transfer of death benefit proceeds. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS


The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in the value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.


THE VARIABLE FUNDING OPTIONS


You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and may be in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

We select the Underlying Funds offered through this contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) and MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company) from Citigroup. Legg Mason replaced the Citigroup affiliates as party to the agreement when Citigroup sold its asset management business to Legg Mason.

We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from contract owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or account value, or both, at any time in our sole discretion.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or subadviser of an Underlying Fund, or its affiliates, may compensate the Company and/or certain of our affiliates for administrative or other services relating to the Underlying Funds. The amount of the compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of the assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies are joint members of its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies." The Company's membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the investment management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of the Contracts Contracts".) The payments are deducted from assets of the Underlying Funds and are paid to our distributor, MLI Distribution, LLC (formerly, Travelers Distribution LLC). These payments decrease the Underlying Fund's investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the funds advised or sub-advised by Legg Mason affiliates.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-800-233-3591 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.


The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:


                                                           INVESTMENT                               INVESTMENT
            FUNDING OPTION                                 OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------  ---------------------------------------------- -----------------------------------
DREYFUS STOCK INDEX FUND, INC. --        Seeks to match the total return of the S&P 500 The Dreyfus Corporation Subadviser:
INITIAL SHARES                           Index.                                         Mellon Equity Associates, LLP
DREYFUS VARIABLE INVESTMENT FUND
 Dreyfus Variable Investment             Seeks capital growth.                          The Dreyfus Corporation
   Fund Developing Leaders Portfolio --
   Initial Shares
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Small-Mid Cap Growth           Seeks long-term capital growth.                Franklin Advisers, Inc.
   Securities Fund -- Class 2+
 Templeton Developing Markets            Seeks long-term capital appreciation.          Templeton Asset Management Ltd.
   Securities Fund -- Class 2
 Templeton Foreign Securities Fund --    Seeks long-term capital growth.                Templeton Investment Counsel, LLC
   Class 2                                                                              Subadviser: Franklin Templeton
                                                                                        Investment Management Limited
 Templeton Global Asset Allocation       Seeks high total return.                       Templeton Investment Counsel, LLC
   Fund -- Class 1
JANUS ASPEN SERIES
 International Growth Portfolio --       Seeks long-term growth of capital.             Janus Capital Management LLC
   Service Shares
LAZARD RETIREMENT SERIES, INC.
 Lazard Retirement Small Cap Portfolio   Seeks long-term capital appreciation.          Lazard Asset Management LLC
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
I, INC.
 Legg Mason Partners Variable All Cap    Seeks capital appreciation through             Salomon Brothers Asset Management
   Portfolio -- Class I+*                investments.                                   Inc.
 Legg Mason Partners Variable Investors  Seeks long-term growth of capital, with        Salomon Brothers Asset Management
   Portfolio                             growth of current income. Secondary            Inc.
                                         objective seeks current income. The Fund
                                         normally invests in common stocks of
                                         established companies.
 Legg Mason Partners Variable Small Cap  Seeks long term growth of capital.             Salomon Brothers Asset Management
   Growth Portfolio                                                                     Inc.
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
II
 Legg Mason Partners Variable            Seeks long-term appreciation of capital.       Smith Barney Fund Management LLC
   Appreciation Portfolio
 Legg Mason Partners Variable            Seeks long-term capital growth with current    Smith Barney Fund Management LLC
   Fundamental Value Portfolio           income as a secondary objective.


                                                            INVESTMENT                                  INVESTMENT
            FUNDING OPTION                                  OBJECTIVE                               ADVISER/SUBADVISER
---------------------------------------  ------------------------------------------------ ---------------------------------------
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 III, INC.
 Legg Mason Partners Variable            Seeks to provide high current income and to      Smith Barney Fund Management LLC
   Adjustable Rate Income Portfolio      limit the degree of fluctuation of its net asset
                                         value resulting from movements in interest
                                         rates.
 Legg Mason Partners Variable            Seeks capital appreciation.                      Smith Barney Fund Management LLC
   Aggressive Growth Portfolio
 Legg Mason Partners Variable Large Cap  Seeks long term growth of capital.               Smith Barney Fund Management LLC
   Growth Portfolio
 Legg Mason Partners Variable            Seeks long term capital appreciation and         Smith Barney Fund Management LLC
   Social Awareness Stock Portfolio      retention of net investment income.
MET INVESTORS SERIES TRUST
 Batterymarch Growth and Income          Seeks long-term accumulation of principal        Met Investors Advisory LLC Subadviser:
   Portfolio -- Class A                  through capital appreciation and retention of    Batterymarch Financial Management,
                                         net investment income.                           Inc.
 Batterymarch Mid-Cap Stock Portfolio    Seeks growth of capital.                         Met Investors Advisory LLC Subadviser:
   -- Class A                                                                             Batterymarch Financial Management,
                                                                                          Inc.
 Dreman Small-Cap Value Portfolio --     Seeks capital appreciation.                      Met Investors Advisory LLC Subadviser:
   Class A                                                                                Dreman Value Management, L.L.C.
 Harris Oakmark International Portfolio  Seeks long-term capital appreciation.            Met Investors Advisory LLC Subadviser:
   -- Class A                                                                             Harris Associates L.P.
 Janus Aggressive Growth Portfolio --    Seeks long-term growth of capital.               Met Investors Advisory LLC Subadviser:
   Class A                                                                                Janus Capital Management LLC
 Janus Capital Appreciation Portfolio    Seeks capital appreciation.                      Met Investors Advisory LLC Subadviser:
   -- Class A                                                                             Janus Capital Management LLC
 Legg Mason Partners Managed Assets      Seeks high total return.                         Met Investors Advisory LLC Subadvisers:
   Portfolio -- Class A                                                                   Legg Mason Capital Management, Inc.
 Lord Abbett Bond Debenture Portfolio    Seeks high current income and the                Met Investors Advisory LLC Subadviser:
   -- Class A                            opportunity for capital appreciation to          Lord, Abbett & Co. LLC
                                         produce a high total return.
 Lord Abbett Growth and Income           Seeks long-term growth of capital and income     Met Investors Advisory LLC Subadviser:
   Portfolio -- Class A                  without excessive fluctuation in market value.   Lord Abbett & Co. LLC
 Mercury Large-Cap Core Portfolio --     Seeks long-term capital growth.                  Met Investors Advisory LLC Subadviser:
   Class A                                                                                Merrill Lynch Investment Managers, L.P.
 Met/AIM Capital Appreciation Portfolio  Seeks capital appreciation.                      Met Investors Advisory LLC Subadviser:
   -- Class A                                                                             AIM Capital Management, Inc.
 Met/AIM Small Cap Growth Portfolio --   Seeks long-term growth of capital                Met Investors Advisory LLC Subadviser:
   Class A                                                                                AIM Capital Management, Inc.
 MFS(R) Value Portfolio -- Class A       Seeks capital appreciation and reasonable        Met Investors Advisory LLC Subadviser:
                                         income.                                          Massachusetts Financial Services
                                                                                          Company
 Neuberger Berman Real Estate Portfolio  Seeks to provide total return through            Met Investors Advisory LLC Subadviser:
   -- Class A                            investment in real estate securities,            Neuberger Berman Management Inc.
                                         emphasizing both capital appreciation and
                                         current income.
 Pioneer Fund Portfolio -- Class A       Seeks reasonable income and capital growth.      Met Investors Advisory LLC Subadviser:
                                                                                          Pioneer Investment Management, Inc.
 Pioneer Mid-Cap Value Portfolio --      Seeks capital appreciation.                      Met Investors Advisory LLC Subadviser:
   Class A                                                                                Pioneer Investment Management, Inc.

                                                           INVESTMENT                                 INVESTMENT
            FUNDING OPTION                                 OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------  ---------------------------------------------- ---------------------------------------
 Pioneer Strategic Income Portfolio --   Seeks a high level of current income.          Met Investors Advisory LLC Subadviser:
   Class A                                                                              Pioneer Investment Management, Inc.
METLIFE INVESTMENT FUNDS, INC.
 MetLife Investment Diversified Bond     Seeks maximum long-term total return           MetLife Investment Funds Management
   Fund                                  (capital appreciation and income) by           LLC Subadviser: Western Asset
                                         investing primarily in fixed income securities Management Company; Wellington
                                                                                        Management Company LLP; SSgA Funds
                                                                                        Management, Inc.

 MetLife Investment International Stock  Seeks maximum long-term total return           MetLife Investment Funds Management
   Fund                                  (capital appreciation and income) by           LLC Subadviser: AllianceBernstein L.P.;
                                         investing primarily in common stocks of        Oechsle International Advisors LLC; and
                                         established non-U.S. companies.                SSgA Funds Management, Inc.
 MetLife Investment Large Company Stock  Seeks maximum long-term total return           MetLife Investment Funds Management
   Fund                                  (capital appreciation and income) by           LLC Subadviser: Wellington
                                         investing primarily in common stocks of well-  Management Company; Smith Barney
                                         established companies.                         Fund Management LLC, and SSgA Funds
                                                                                        Management, Inc.
 MetLife Investment Small Company Stock  Seeks maximum long-term total return           MetLife Investment Funds Management
   Fund -- Class I                       (capital appreciation and income) by           LLC Subadviser: OFI Institutional
                                         investing primarily in common stocks of small  Management; Inc.; and SSgA Funds
                                         companies.                                     Management, Inc.
METROPOLITAN SERIES FUND, INC.
 BlackRock Aggressive Growth Portfolio   Seeks maximum capital appreciation.            MetLife Advisers, LLC Subadviser:
   -- Class D                                                                           BlackRock Advisers, Inc.
 BlackRock Bond Income Portfolio --      Seeks competitive total return primarily from  MetLife Advisers, LLC Subadviser:
   Class A                               investing in fixed-income securities.          BlackRock Advisers, Inc.
 BlackRock Money Market Portfolio --     Seeks a high level of current income           MetLife Advisers, LLC Subadviser:
   Class A                               consistent with preservation of capital.       BlackRock Advisors, Inc.
 FI Large Cap Portfolio -- Class A       Seeks long-term growth of capital.             MetLife Advisers, LLC Subadviser:
                                                                                        Fidelity Management & Research
                                                                                        Company
 MetLife Aggressive Allocation           Seeks growth of capital.                       MetLife Advisers, LLC
   Portfolio -- Class B
 MetLife Conservative Allocation         Seeks high level of current income, with       MetLife Advisers, LLC
   Portfolio -- Class B                  growth of capital as a secondary objective.

 MetLife Conservative to Moderate        Seeks high total return in the form of income  MetLife Advisers, LLC
   Allocation Portfolio -- Class B       and growth of capital, with a greater
                                         emphasis on income.
 MetLife Moderate Allocation Portfolio   Seeks a balance between a high level of        MetLife Advisers, LLC
   -- Class B                            current income and growth of capital, with a
                                         greater emphasis on growth of capital.
 MFS(R) Total Return Portfolio -- Class  Seeks a favorable total return through         MetLife Advisers, LLC Subadviser:
   F                                     investment in a diversified portfolio.         Massachusetts Financial Services
                                                                                        Company
 MetLife Moderate to Aggressive          Seeks growth of capital.                       MetLife Advisers, LLC
   Allocation Portfolio -- Class B
 Oppenheimer Global Equity Portfolio --  Seeks capital appreciation.                    MetLife Advisers, LLC Subadviser:
   Class A+                                                                             OppenheimerFunds, Inc.
 T. Rowe Price Large Cap Growth          Seeks long-term growth of capital and,         MetLife Advisers, LLC Subadviser: T.
   Portfolio -- Class B+*                secondarily, dividend income.                  Rowe Price Associates, Inc.
 Western Asset Management High Yield     Seeks high current income.                     MetLife Advisers, LLC Subadviser:
   Bond Portfolio -- Class B                                                            Western Asset Management Company

                                                           INVESTMENT                              INVESTMENT
            FUNDING OPTION                                 OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------  ---------------------------------------------- ---------------------------------
 Western Asset Management U.S.           Seeks to maximize total return consistent with MetLife Advisers, LLC Subadviser:
   Government Portfolio -- Class A       preservation of capital and maintenance of     Western Asset Management Company
                                         liquidity.
PIMCO VARIABLE INSURANCE TRUST
 Real Return Portfolio --                Seeks maximum real return, consistent with     Pacific Investment Management
   Administrative Class                  preservation of real capital and prudent       Company LLC
                                         investment management.
 Total Return Portfolio --               Seeks maximum total return, consistent with    Pacific Investment Management
   Administrative Class                  preservation of capital and prudent            Company LLC
                                         investment management.
PUTNAM VARIABLE TRUST
 Putnam VT Small Cap Value Fund --       Seeks capital appreciation.                    Putnam Investment Management, LLC
   Class IB Shares
VAN KAMPEN LIFE INVESTMENT TRUST
 Van Kampen Life Investment Trust        Seeks capital growth and income through        Van Kampen Asset Management Inc.
 Comstock Portfolio -- Class II Shares   investments in equity securities, including
                                         common stocks, preferred stocks and
                                         securities convertible into common and
                                         preferred stocks.
VARIABLE INSURANCE PRODUCTS FUND
 VIP Asset Manager(SM) Portfolio -       Seeks high total return with reduced risk over Fidelity Management & Research
   Initial Class                         the long-term by allocating its assets among   Company
                                         stocks, bonds and short-term instruments.
 VIP Contrafund(R) Portfolio -- Service  Seeks long-term capital appreciation.          Fidelity Management & Research
   Class 2                                                                              Company
 VIP Equity-Income Portfolio -- Initial  Seeks reasonable income. The fund will also    Fidelity Management & Research
   Class                                 consider the potential for capital             Company
                                         appreciation. The fund's goal is to achieve a
                                         yield which exceeds the composite yield on
                                         the securities comprising the Standard &
                                         Poor's 500 Index (S&P 500(R)).
 VIP Growth Portfolio -- Initial Class   Seeks to achieve capital appreciation.         Fidelity Management & Research
                                                                                        Company
 VIP Mid Cap Portfolio -- Service        Seeks long-term growth of capital.             Fidelity Management & Research
   Class 2                                                                              Company


--------
 +  Closed to new investors.

 * This closed Variable Funding Option has been subject to a merger, substitution or name change. Please see Appendix D for more information.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the asset allocation portfolios.

A Contract Owner who chooses to invest directly in the underlying portfolios would not, however, receive asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

                                 FIXED ACCOUNT
--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix B for more information.

                            CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:


   . the ability for you to make withdrawals and surrenders under the Contracts;

   . the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners;

   . the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs);

   .   administration of the annuity options available under the Contracts; and

   .   the distribution of various reports to Contract Owners.


Costs and expenses we incur include:


   . losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;

   . sales and marketing expenses including commission payments to your sales agent; and

   .   other costs of doing business.


Risks we assume include:


   . that Annuitants may live longer than estimated when the annuity factors under the Contracts were established;

   . that the amount of the death benefit will be greater than the Contract Value; and

   . that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.


We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.


We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which purchase payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge (deferred sales charge) of 5% will apply if a Purchase Payment is withdrawn within five years of its payment date. This deferred sales charge is deducted only from Purchase Payments withdrawn, not on growth. For this calculation, the five years is measured from the first day of the month the payment is made.

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first ("first in, first out"). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn.

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from:

   (a) any Purchase Payments to which no withdrawal charge applies then

   (b) any remaining free withdrawal allowance (as described below) after reduction by the amount of (a), then

   (c) any Purchase Payments to which withdrawal charges apply (on a first-in, first-out basis) and, finally

   (d) from any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge due to:

   . the death of the Contract Owner or Annuitant with no Contingent Annuitant surviving;

   . minimum distributions (as defined by the Internal Revenue Code) taken under our Managed Distribution Program then in effect if elected by the Contract Owner by written request;

   .   the start of a Life Annuity option;

   .   the start of Payments for a Fixed Period of at least a 5-year duration;

   . disability of the Annuitant, subsequent to the Contract Date, as defined by the Internal Revenue Code, for Contracts issued as 403(b) Plan; or

   . a distribution under a Contract issued as a 403(b) plan where the Annuitant is over age 55 and retired and the Contract has been in effect for at least 5 years. Payment must be made to the Contract Owner. Proof of retirement is required if the Annuitant is under age 65.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year and prior to the Maturity Date, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to all withdrawals. We reserve the right to not permit the provision on a full surrender. You may withdraw the Free Withdrawal Allowance during the first Contract Year if taken under a systematic withdrawal program.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGE

Before the Maturity Date, we deduct a semiannual Contract administrative charge of $15 in June and December of each year from amounts allocated to the Separate Accounts. This charge is waived if your Contract Value is $60,000 or greater on the date the charge would be assessed. It is also waived from distribution of proceeds due to death. The charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract.

MORTALITY AND EXPENSE RISK CHARGE


Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in each Separate Account applicable to the Variable Funding Options you select. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. If you choose the Standard Death Benefit, the M&E charge is equal to 1.25% annually. If you select the Annual Step-Up to Age 75 Death Benefit, the M&E charge is equal to 1.40% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.


GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each Variable Funding Option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX


Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.


CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

THE CHART PROGRAM FEE

If you are a participant in the CHART Program, there is an additional fee. Please see the "CHART Program" sub-section under the section "Asset Allocation Services" in this prospectus.

                                   TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. Transfers from the Fixed Account are subject to restrictions described in Appendix B.

Currently, there are no charges for transfers; however, we reserve the right to charge a $10 fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING


Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield Underlying Funds (i.e., Dreyfus Variable Investment Fund Developing Leaders Portfolio, Franklin Small-Mid Cap Growth Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Global Assets Allocation Fund, Janus Aspen International Growth Portfolio, Lazard Retirement Small Cap Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, Dreman Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Pioneer Strategic Income Portfolio, Oppenheimer Global Equity Portfolio, Western Asset Management High Yield Bond Portfolio, and Putnam VT Small Cap Value Fund, the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

   . reject the transfer instruction of any agent acting under a power of attorney on behalf of more than one Contract Owner; or

   . reject the transfer or exchange instructions of individual Contract Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Funds and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under the rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006, we will be required to
(1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners; and (2) execute instructions from the Underlying Fund to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.


DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                           ASSET ALLOCATION SERVICES
--------------------------------------------------------------------------------

GENERAL

Asset allocation is a method of investment diversification that allocates assets among asset classes with the goal of managing investment risk and potentially enhancing returns over the long term. An asset class refers to a category of investments having similar characteristics, such as stocks/equities, bonds/fixed income, and cash equivalents. There are often further divisions among wider asset classes, for example, classes representing company size (large cap, mid cap, and small cap), and classes representing foreign and U.S. investments.

Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility over the long term. THERE IS NO ASSURANCE THAT INVESTMENT RETURNS WILL BE BETTER THROUGH PARTICIPATION IN AN ASSET ALLOCATION PROGRAM -- INVESTMENTS MAY STILL LOSE MONEY AND EXPERIENCE VOLATILITY.

THE ASSET ALLOCATION PROGRAMS DESCRIBED BELOW ARE NOT A PART OF THE CONTRACT ISSUED BY THE COMPANY. THE COMPANY IS NOT REGISTERED AS AN INVESTMENT ADVISER, AND IS NOT OFFERING INVESTMENT ADVICE IN MAKING AVAILABLE THE ASSET ALLOCATION PROGRAMS.

CHART PROGRAM


Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll.

An affiliate of the Company, MIFS, offers an asset allocation program to participants of qualified retirement plans who own the Contract individually or are participants in a group Contract owned by the plan (collectively, "participants"). The program, called "CHART", is available for an additional asset-based fee that is payable by the participant to MIFS for offering the program. When a participant elects the program ("program participant"), he or she must enter into an investment advisory agreement with MIFS. MIFS has a fiduciary obligation with respect to program participants.

Metropolitan Life Insurance Company, a broker-dealer and affiliate of MIFS, may receive compensation payable by the Company for selling the Contract to your plan and for additional contributions made by plan participants. MIFS entered into a Solicitation Agreement with MetLife Securities, Inc., a broker-dealer affiliate of both the Company and Metropolitan Life Insurance Company, whereby MetLife Securities, Inc. is compensated by MIFS for referring participants who enter into investment advisory agreements with MIFS to participate in CHART. MIFS, Metropolitan Life Insurance Company and MetLife Securities, Inc. are all affiliates of the Company.

THE FOLLOWING IS A GENERAL DESCRIPTION OF THE CHART PROGRAM - A COMPLETE DESCRIPTION IS AVAILABLE IN THE DISCLOSURE STATEMENT FOR THE PROGRAM. NOTE:
THERE ARE LIMITATIONS ON THE INVESTMENT ADVISORY ACTIVITIES THAT MIFS'S REPRESENTATIVES CAN PERFORM FOR PROGRAM PARTICIPANTS. PLEASE REFER TO THE DISCLOSURE STATEMENT AND OTHER DOCUMENTS THAT MIFS IS REQUIRED TO PROVIDE TO YOU.

Participants who enter into an investment advisory agreement with MIFS to participate in the program are authorizing MIFS to allocate their Contract Value according to asset allocation models developed in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. When electing the program, a program participant must complete a questionnaire designed to evaluate his or her risk tolerance and investment time horizon. Based on the results of the questionnaire, participants are matched to an investor profile. Each investor profile establishes allocation percentages among four "program funds", each of which is a Variable Funding Option offered under the Contract. Currently, the program funds are MetLife Investment International Stock Fund (formerly, CitiStreet International Stock Fund), MetLife Investment Small Company Stock Fund (formerly, CitiStreet Small Company Stock Fund), MetLife Investment Large Company Stock Fund (formerly, CitiStreet Large Company Stock
Fund) and MetLife Investment Diversified Bond Fund (formerly, CitiStreet Diversified Bond Fund). Each of the program funds is advised by MetLife Investment Funds Management LLC. (formerly, CitiStreet Funds Management LLC), an affiliate of MIFS.

Periodically, MIFS reviews its investment model and each investor profile, and may make changes to the allocation percentages between the asset classes of the investor profiles, may change the number of asset classes, or may change the program funds. If, as a result of such review, a change is made to an investor profile, MIFS will notify program participants in advance of the change, and the participant will have the opportunity to reject the change.

At any time, a program participant can request a change to his or her investor profile or the allocation of his or her Contract Value amongst the Variable Funding Options, or can elect to terminate the program. Program participants are encouraged to regularly reconsider their investor profile or allocation by calling MIFS at the phone number provided in the investor advisory agreement for a review. Participants are encouraged to do this at least once a year. In addition, program participants will receive a quarterly performance report from the Company that provides information about the Variable Funding Options.


Program participants who elect to participate in CHART are required to only allocate their Contract Value amongst the program funds. A program participant can elect to have his or her Contract Value "rebalanced" on a monthly, quarterly, semi-annual, or annual basis, to maintain the asset allocation percentages originally selected according to the model portfolio or a customized portfolio.

PROGRAM FEES -- DEDUCTIONS FROM CONTRACT VALUE


MIFS charges an annual asset-based fee to participate in the program as a percentage of the participant's Contract Value, as described in the table below.



                       MAXIMUM ANNUAL
  CONTRACT VALUE    FEE FOR CHART PROGRAM
------------------- ---------------------
   $0 - $25,000             1.00%
 $25,000 - $50,000          0.75%
 $50,000 - $75,000          0.50%
$75,000 - $100,000          0.35%
$100,000 - $150,000         0.25%
$250,000 - $500,000         0.15%
    $500,000 +              0.10%


Please refer to the disclosure statement for the program for a detailed description of how and when the annual program fee is calculated and when it is deducted.

The annual fee to participate in the program is in addition to any Contract fees and charges. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender. Partial surrenders made to pay program fees will reduce the participant's Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals. PLEASE CONSULT WITH YOUR INVESTMENT PROFESSIONAL TO DISCUSS THE PROGRAM.


                             ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

The Contract Owner may redeem all or any portion of the Cash Surrender Value any time before the Maturity Date. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which amounts are to be withdrawn, the withdrawal will be made on a pro rata basis. The Cash Surrender Value will be determined as of the business day after we receive the surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments made. Withdrawals during the annuity period are not allowed.

We may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")


We offer a Guaranteed Minimum Withdrawal Benefit rider ("GMWB Rider") for an additional charge. The GMWB Rider guarantees a return of your Purchase Payment regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You may elect the benefit at the time you purchase your Contract or, you may elect to add the benefit to your Contract at any time after your Contract Date. You may only elect this benefit if you are age 55 or older. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.


If you elect the benefit at the time you purchase your Contract, your initial Purchase Payment is used to determine your initial remaining benefit base, ("RBB"), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. If you elect to add the benefit to your Contract after your Contract Date, your Contract Value on the date you elect the benefit is used to determine your initial RBB. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit ("AWB").

If you make your first withdrawal within three full years after the effective date of your GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after the effective date of your GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

We must consent to any RBB over $1 million. We may impose a maximum RBB in the future. We would impose the maximum RBB by excluding subsequent premium payments from the RBB. Such a maximum would not apply to any RBB to which we previously consented. These restrictions may apply differently depending on the state that your Contract is issued.

WITHDRAWALS: If the total of all withdrawals since the most recent Contract Date anniversary (or for Contract Owners who elect GMWB after the Contract Date, the "GMWB election anniversary"), including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary (or GMWB election anniversary), including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.


WITHDRAWAL EXAMPLE: The following example is intended to illustrate the effect of withdrawals on your RBB and AWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                          WITHDRAWAL EXAMPLE FOR GMWB



                                          ASSUMES 10% GAIN ON INVESTMENT                ASSUMES 10% LOSS ON INVESTMENT
------------------------------------------------------------------------------------------------------------------------------
                                  CONTRACT                                       CONTRACT
                                   VALUE           RBB             AWB (5%)       VALUE          RBB             AWB (5%)
------------------------------------------------------------------------------------------------------------------------------
VALUES AS OF
------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB PURCHASE             $100,000      $100,000            $5,000       $100,000      $100,000           $5,000
------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY PRIOR TO WITHDRAWAL   $110,000      $100,000            $5,000       $90,000       $100,000           $5,000
------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY AFTER WITHDRAWAL                     $90,909            $4,545                     $88,889            $4,444

                                           [100,000 - (100,000      [(5,000               [100,000 -(100,000     [5,000 x
                                  $100,000  X10,000/110,000)]  X90,909/100,000)] $80,000   X10,000/90,000)]  (88,889/100,000)]
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN VALUE DUE TO WITHDRAWAL
(PARTIAL SURRENDER REDUCTION)     $10,000        $9,091              $455        $10,000       $11,111             $556
------------------------------------------------------------------------------------------------------------------------------

You may choose to reset your RBB to equal your current Contract Value any time on or after the 5th Contract Date anniversary if you elect the benefit at the time you purchase your Contract (or on or after the 5th GMWB election anniversary). Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the Contract is prior to your third Contract Date anniversary (or your 3rd GMWB election anniversary), your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third Contract Year (or after your 3rd GMWB election anniversary), your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary (or GMWB election anniversary).

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

   . The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit will be paid.

   . The total annual payment amount will equal the AWB and will never exceed your RBB, and

   .   We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect this option, you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).


Each systematic withdrawal is subject to Federal income taxes on the taxable portion. In addition, a 10% Federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.


MANAGED DISTRIBUTION PROGRAM

Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations.") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

LOANS

Loans may be available under certain Qualified Contracts. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your

Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase GMWB.

                             OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.


Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;


   .   the death benefit will not be payable upon the Annuitant's death

   .   the Contingent Annuitant becomes the Annuitant

   .   all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Contract Owner or the Annuitant dies and there is no surviving Contingent Annuitant. At purchase, you elect either the Standard Death Benefit or the Annual Step-Up to Age 75 Death Benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (Death Report Date).

Two different types of death benefits are available under the Contract prior to the Maturity Date:

   .   Standard Death Benefit

   .   Annual Step-Up Death Benefit to Age 75

The Annual Step-Up Death Benefit to Age 75 may not be available in all jurisdictions.

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner." All death benefits will be reduced by any premium tax and outstanding loans not previously deducted.

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT

Upon the death of the Annuitant, the death benefit payable as of the Death Report Date will be the greatest of (a), (b) or (c) below, each reduced by any applicable premium tax or outstanding loan balance:

   a) the Contract Value on the Death Report Date; or

   b) the Adjusted Purchase Payment (as described below); or*

   c) the Step-Up Value to Age 65 (if any, as described below).

 * If you have elected the GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT

The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever any additional Purchase Payment(s) are made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction as described below.

STEP-UP VALUE TO AGE 65

A Step-Up Value will be established on the first Contract Date anniversary that occurs on or prior to the date of death. The Step-Up Value will initially equal the Contract Value on that anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 65th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a partial surrender is taken, the Step-Up Value will be reduced by a partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 65th birthday will be those related to additional Purchase Payments or partial surrenders as described below. If the Death Report Date occurs before the first Contract Date anniversary, there is no Step-Up Value.

PARTIAL SURRENDER REDUCTION

FOR THE ADJUSTED PURCHASE PAYMENT:

A Partial Surrender Reduction is equal to (1) the Adjusted Purchase Payment in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

FOR THE STEP-UP VALUE:

The Partial Surrender Reduction is equal to (1) the Step-Up Value in effect immediately prior to the reduction for the partial surrender, multiplied by
(2) the amount of the partial surrender divided by (3) the Contract Value, immediately prior to the partial surrender.

If you are age 65 or older when you purchase this Contract, you should consider that there is no Step-Up Value under the Standard Death Benefit.

ANNUAL STEP-UP DEATH BENEFIT TO AGE 75

If you select the Annual Step-Up Death Benefit to Age 75 for an extra charge, the Step-Up Value to Age 65 described above is extended to the Annuitant's 75th birthday. All other terms and conditions described above apply. This benefit is not available if you or your Annuitant is age 75 or older on the Contract Date.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                            NON-QUALIFIED CONTRACTS

    BEFORE THE MATURITY DATE,            THE COMPANY WILL                                         MANDATORY PAYOUT
      UPON THE DEATH OF THE            PAY THE PROCEEDS TO:     UNLESS. . .                         RULES APPLY*
------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS NOT THE ANNUITANT).. The beneficiary (ies), or    Unless the beneficiary elects to  Yes
                                   if none, to the Contract     continue the Contract rather than
                                   Owner's estate.              receive the distribution.

------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)...... The beneficiary (ies), or    Unless the beneficiary elects to  Yes
                                   if none, to the Contract     continue the Contract rather than
                                   Owner's estate.              receive the distribution.

------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE CONTRACT The beneficiary (ies), or    Unless the beneficiary elects to  Yes
OWNER)............................ if none, to the Contract     continue the Contract rather than
                                   Owner.                       receive the distribution.

------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE CONTRACT     See death of "owner                                            Yes
OWNER)............................ who is the Annuitant"
                                   above.

------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A        The beneficiary (ies)                                          Yes (Death of
NONNATURAL ENTITY/TRUST).......... (e.g. the trust) or if none,                                   Annuitant is
                                   to the owner.                                                  treated as death
                                                                                                  of the owner in
                                                                                                  these
                                                                                                  circumstances.)
------------------------------------------------------------------------------------------------------------------
BENEFICIARY....................... No death proceeds are                                          N/A
                                   payable; Contract
                                   continues.

------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY............ No death proceeds are                                          N/A
                                   payable; Contract
                                   continues.
------------------------------------------------------------------------------------------------------------------

                              QUALIFIED CONTRACTS

BEFORE THE MATURITY DATE,      THE COMPANY WILL                                         MANDATORY PAYOUT
  UPON THE DEATH OF THE      PAY THE PROCEEDS TO:     UNLESS. . .                         RULES APPLY*
--------------------------------------------------------------------------------------------------------
 OWNER/ANNUITANT......... The beneficiary(ies), or if Unless the beneficiary elects to        Yes
                          none, to the Contract       continue the Contract rather than
                          Owner's estate.             receive the distribution.
--------------------------------------------------------------------------------------------------------
 BENEFICIARY............. No death proceeds are                                               N/A
                          payable; Contract
                          continues.
--------------------------------------------------------------------------------------------------------
 CONTINGENT BENEFICIARY.. No death proceeds are                                               N/A
                          payable; Contract
                          continues.
--------------------------------------------------------------------------------------------------------

--------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (NON-QUALIFIED CONTRACTS, IRAS AND ROTH IRAS ONLY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump-sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

   .   transfer ownership

   .   make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

   . through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

   . under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                              THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). The Maturity Date must be at least 13 months after the Contract Date. You can also choose among annuity options or elect a lump-sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments assured; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor, or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.


You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday or ten years after the effective date of the Contract, if later. This requirement may be changed by us.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of Federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.


ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your cash value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3.0%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3.0%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3.0%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your cash value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once annuity payments have begun, no further elections are allowed. Once annuity payments have begun, the Contract has no cash surrender value and no full or partial withdrawals are permitted, except if you select a variable annuity under Option 5 Payments for a Fixed Period.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 5 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See Annuity Options.)

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, we reserve the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, there is no assurance of a minimum number of payments, nor is there a provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as selected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. There is no assurance of a minimum number of payments, nor is there a provision for a death benefit upon the survivor's death.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduces on Death of Primary Payee. The Company will make Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments that would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

Option 5 -- Payments for a Fixed Period. We will make monthly payments for the period selected. If you elect this option as a variable annuity, at any time after the Maturity Date, you may elect to redeem all remaining guaranteed Fixed Period payments and receive a present value in a lump sum. The interest rate used to calculate the present value is 4%, which is a rate 1% higher than the 3% assumed daily net investment factor applicable under the Contract. The remaining payments for the Fixed Period selected are assumed to be level payments equal to the most recent period certain payment for the Fixed Period prior to the request for a lump sum, adjusted for the investment experience of the applicable Variable Funding Options since the prior determination. Withdrawal charges may be applicable and will be deducted from the present value the same as if you fully surrendered your Contract. For the purpose of calculating the withdrawal charge, annuity payments will be treated as partial withdrawals. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the cash value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if the Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash value less any applicable premium tax, and less any applicable administrative charge. Our right to cancel certain Contracts (e.g., IRAs) may be further restricted under tax and other applicable laws. In certain states we may be required to pay the Contract Value.


REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

ASSIGNMENT

A non-qualified Contract may be assigned. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may have tax consequences, so you should consult with your tax adviser. A Qualified Contract may not be transferred or assigned, unless allowed by applicable law.

SUSPENSION OF PAYMENTS


The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.


                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANY


MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through it subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.


FINANCIAL STATEMENTS


The financial statements for the insurance company and for the Separate Account are located in the SAI.

DISTRIBUTION OF THE CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the

Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.

MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but ranges from 0.50% to 5% of Purchase Payments (if up-front compensation is paid to registered representatives) and ranges from 0.20% to 0.35% (if asset-based compensation is paid to registered representatives).

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDLLC may enter into similar arrangements with their other affiliates, Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. See the Statement of Additional Information -- "Distribution and

Principal Underwriting Agreement" and "Distribution of the Contracts" for a list of the broker-dealer firms that received compensation during 2005, as well as the range of additional compensation paid.

The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds which are offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers, Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE OF THE CONTRACTS BY AFFILIATES OF THE COMPANY. The Company and MLIDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contract is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Registered representatives of our affiliate, Metropolitan Life Insurance Company, receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concessions and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sales of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

From time to time, MetLife Associates LLC (formerly, CitiStreet Associates LLC) pays organizations, associations and nonprofit organizations compensation to endorse or sponsor the Company's variable annuity contracts or for access to the organization's members. This compensation may include: the payment of fees, funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. We also retain finders and consultants to introduce MetLife Associates LLC to potential clients and for establishing and maintaining relationships between MetLife Associates LLC and various organizations.


CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.


In accordance with our view of present applicable law, we will vote shares of the Underlying Funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in the corresponding sub-accounts. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the Underlying Funds in our own right, we may elect to do so.


The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.


Each person having a voting interest will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in the sub-account corresponding to his or her interest.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.


LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDLLC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                             THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

MetLife Insurance Company of Connecticut sponsors a separate account: MetLife of CT Fund U for Variable Annuities ("MetLife of CT Fund U")(formerly, The Travelers Fund U for Variable Annuities). MetLife of CT Fund U was established on May 16, 1983 and is registered with the SEC as a unit investment trust registered under the Investment Company Act of 1940, as amended. We will invest MetLife of CT Fund's assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets for the exclusive benefit of the owners of the Separate Account, according to the laws of the State of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account, are in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The obligations arising under the variable annuity Contracts are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value.

Shares of the Variable Funding Options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts or to qualified pension or retirement plans as permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Variable Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer the assets of the Separate Account to another account and/or to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modifications will not affect your Contract Value.


PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.


Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.


In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                          FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------


The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters may be contained in the SAI.


GENERAL TAXATION OF ANNUITIES


Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

Under current Federal income tax law, the taxable portion of distribution under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974). If the Contract is subject to the Retirement Equity Act because it is part of a plan subject to ERISA, the participant's spouse has certain rights which may be waived with the written consent of the spouse. Consult your tax advisor.

The rules for State and local income taxes may differ from the Federal income tax rules. Contract Owners and prospective contract owners of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.

To the extent permitted under Federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Variable Funding Options to foreign jurisdictions.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED


QUALIFIED ANNUITY CONTRACTS


If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code
Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants contributing to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

All IRAs, TSAs (ERISA and non-ERISA) (S)457(b), (S)403(a), SEP and SIMPLE plans and 401(a) and 401(k) plans (hereinafter, "Qualified Plans" unless otherwise specified) receive tax deferral under the Code. Although these are no additional tax benefits by funding your Qualified Plan with an annuity, doing so does offer you additional insurance benefits such as the availability of a guaranteed income for life.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS


Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide You with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for You or offer to do so at Your request. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract to defer the minimum distribution requirements until the end of the year in which the deceased owner would have attained age 70 1/2; or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

If you have purchased the Guaranteed Withdrawal Benefit, Enhanced Guaranteed Withdrawal Benefit or Lifetime Guaranteed Withdrawal Benefit, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the account balance (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to tax report such withdrawals using the account balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the account balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

MetLife reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).


NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.


INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 591/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 701/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 591/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 591/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

DESIGNATED ROTH ACCOUNTS FOR 403(B) & 401(K) PLANS

Effective January 1, 2006, employers that have established and maintain TSA or 401(k) plans ("collectively the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA or 401(k) plan. In accordance with our administrative procedures,on or about May 15, 2006, we may permit these contributions to be made as purchase payments to a
Section 403(b) Contract or to a Contract issued under a 401(k) program under the following conditions:

     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a Plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan or pre-tax 401(k) plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth

         Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law. However, we reserve the right to require a separate TSA Contract to accept designated Roth TSA contributions and a separate section 401(k) Contract to accept designated Roth 401(k) contributions.

     7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

   . The employer must permit contributions under a pre-tax 403(b) or pre-tax 401 (k) plan in order to permit contributions to be irrevocably designated and made part of the Qualified Roth Contribution Program.

   . Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (age 50+catch-up) as well as contribution limits that apply under the Plan.

   . In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2, hardship withdrawals only with respect to contributions, if permitted under the Plan).

   . If the amounts have been held under any Designated Roth Account of a participant for at least five years, and are made on account of death, disability, or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distribution").

   . Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

   . Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.


NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.


As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.


Partial Annuitizations (if available with your Contract): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your account value is used to convert to income payments. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the IRS table). However, the IRS may determine that the excludable amount is different from our computation.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

Income payments and amounts received on the exercise of a full withdrawal or partial withdrawal option under your Non-qualified Qualified Income Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or
(b) five years after income payments commence will generally invalidate the exception and subject you to income tax, additional penalties and interest.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Under the Code, withdrawals or income payments from Non-Qualified qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).


Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS


TREATMENT OF CHARGES FOR OPTIONAL BENEFIT

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting nay rider or endorsement to the Contract.

GUARANTEED BENEFITS. If you have purchased a GMWB, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GMWB exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

We reserve the right to change our tax reporting practices where we determine they are not in accordance with IRS guidance (whether formal or informal).

TREATMENT OF CHARGES FOR CERTAIN ASSET ALLOCATION PROGRAMS

Under various asset allocation programs that may be made available to participants in qualified employer retirement plans, note that based on our understanding of the tax law, including various IRS rulings, we do not treat charges for such programs that are paid from the Contract as taxable distributions. Consult your own tax advisor.


PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.


HURRICANE RELIEF

DISTRIBUTIONS: Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

LOANS: Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma, whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.


PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed will generally be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


NON-RESIDENT ALIENS


Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


                  METLIFE OF CT FUND U FOR VARIABLE ANNUITIES

                     ACCUMULATION UNIT VALUES (IN DOLLARS)


The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the SAI. The first table provides the AUV information for the minimum Separate Account Charge available under the contract. The second table provides the AUV information for the maximum Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                        SEPARATE ACCOUNT 1.25% 3.0% AIR


                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
  Capital Appreciation Fund (12/87)...................... 2005     1.159         1.353          81,499
                                                          2004     1.000         1.159              --

  Dreyfus Stock Index Fund -- Initial Shares (1/92)...... 2005     1.077         1.114         281,823
                                                          2004     1.000         1.077              95

  High Yield Bond Trust (12/87).......................... 2005     1.043         1.043          70,778
                                                          2004     1.000         1.043              --

  Managed Assets Trust (12/87)........................... 2005     1.059         1.087          37,347
                                                          2004     1.000         1.059              --

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Portfolio --
  Class B (5/01)......................................... 2005     1.093         1.240           3,520
                                                          2004     1.000         1.093              --

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (6/93)..... 2005     1.008         1.016         319,200
                                                          2004     1.000         1.008              48

  CitiStreet International Stock Fund -- Class I (5/93).. 2005     1.129         1.278         134,773
                                                          2004     1.000         1.129              27

  CitiStreet Large Company Stock Fund -- Class I (6/93).. 2005     1.088         1.146         217,981
                                                          2004     1.000         1.088              48

  CitiStreet Small Company Stock Fund -- Class I (5/93).. 2005     1.128         1.195          98,996
                                                          2004     1.000         1.128              17

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (5/03)........... 2005     1.144         1.211         116,349
                                                               2004     1.000         1.144              11

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
  Shares (5/98)............................................... 2005     1.082         1.130           9,535
                                                               2004     1.000         1.082              --

Franklin Templeton Variable Insurance Products Trust
  Franklin Small-Mid Cap Growth Securities Fund -- Class 2
  Shares (5/01)............................................... 2005     1.102         1.140           5,734
                                                               2004     1.000         1.102              --

  Mutual Shares Securities Fund -- Class 2 Shares (5/03)...... 2005     1.085         1.185          57,410
                                                               2004     1.000         1.085              --

  Templeton Developing Markets Securities Fund -- Class 2
  Shares (5/04)............................................... 2005     1.169         1.471          95,476
                                                               2004     1.000         1.169              --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.128         1.227          16,145
                                                               2004     1.000         1.128              --

  Templeton Global Asset Allocation Fund -- Class 1
  Shares (1/92)............................................... 2005     1.128         1.157         105,511
                                                               2004     1.000         1.128              --

  Templeton Growth Securities Fund -- Class 1 Shares (1/92)... 2005     1.105         1.191          60,075
                                                               2004     1.000         1.105              --
Greenwich Street Series Fund
  Appreciation Portfolio (5/02)............................... 2005     1.065         1.097          16,143
                                                               2004     1.000         1.065              --

  Fundamental Value Portfolio (5/01).......................... 2005     1.073         1.111          16,121
                                                               2004     1.000         1.073              --
Janus Aspen Series
   International Growth Portfolio -- Service Shares (5/01).... 2005     1.163         1.516          18,343
                                                               2004     1.000         1.163              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                  UNIT VALUE AT               NUMBER OF UNITS
                                                                  BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                               YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                               ---- ------------- ------------- ---------------
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03).............. 2005     1.099         1.129          13,500
                                                             2004     1.000         1.099              --

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (5/05)...... 2005     1.000         0.997          13,084

  Total Return Portfolio -- Administrative Class (5/03)..... 2005     1.011         1.023          94,260
                                                             2004     1.000         1.011              --

Putnam Variable Trust
  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01).. 2005     1.143         1.209         146,886
                                                             2004     1.000         1.143              --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (5/01)............................ 2005     1.074         1.103              64
                                                             2004     1.000         1.074              --

  Investors Fund -- Class I (5/01).......................... 2005     1.070         1.126           2,413
                                                             2004     1.000         1.070              --

  Small Cap Growth Fund -- Class I (5/01)................... 2005     1.168         1.210          26,639
                                                             2004     1.000         1.168              --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/05)................. 2005     1.000         1.144           8,895
  Convertible Securities Portfolio (6/05)................... 2005     1.000         1.035             116

  Disciplined Mid Cap Stock Portfolio (5/98)................ 2005     1.117         1.240          12,645
                                                             2004     1.000         1.117              --

  Large Cap Portfolio (6/05)................................ 2005     1.000         1.080           7,555

  Mercury Large Cap Core Portfolio (5/05)................... 2005     1.000         1.130          26,365

  MFS(R) Mid Cap Growth Portfolio (5/01).................... 2005     1.130         1.150           1,741
                                                             2004     1.000         1.130              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
  MFS(R) Total Return Portfolio (2/95).......................... 2005     1.063         1.080         548,935
                                                                 2004     1.000         1.063              --

  MFS(R) Value Portfolio (5/04)................................. 2005     1.095         1.151          20,642
                                                                 2004     1.000         1.095              --

  Mondrian International Stock Portfolio (5/04)................. 2005     1.122         1.213          23,970
                                                                 2004     1.000         1.122              --

  Pioneer Fund Portfolio (2/94)................................. 2005     1.088         1.139           5,122
                                                                 2004     1.000         1.088              --

  Pioneer Mid Cap Value Portfolio (6/05)........................ 2005     1.000         1.020              --

  Pioneer Strategic Income Portfolio (3/95)..................... 2005     1.057         1.083          38,065
                                                                 2004     1.000         1.057              --

  Strategic Equity Portfolio (2/95)............................. 2005     1.091         1.100             674
                                                                 2004     1.000         1.091              --

  Style Focus Series: Small Cap Growth Portfolio (5/05)......... 2005     1.000         1.153              --

  Style Focus Series: Small Cap Value Portfolio (5/05).......... 2005     1.000         1.148             120

  U.S. Government Securities Portfolio (1/92)................... 2005     1.014         1.044          20,325
                                                                 2004     1.000         1.014              --

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I Shares (9/03).. 2005     1.000         1.011               2
                                                                 2004     1.000         1.000              --

  Smith Barney Aggressive Growth Portfolio (5/01)............... 2005     1.089         1.201          48,306
                                                                 2004     1.000         1.089              11

  Smith Barney Large Capitalization Growth Portfolio (5/01)..... 2005     1.075         1.117           9,554
                                                                 2004     1.000         1.075              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                            UNIT VALUE AT               NUMBER OF UNITS
                                                            BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                         ---- ------------- ------------- ---------------
  Social Awareness Stock Portfolio (5/92)............. 2005     1.111         1.146          17,609
                                                       2004     1.000         1.111             272

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03)........ 2005     1.101         1.132          71,182
                                                       2004     1.000         1.101              --

Variable Insurance Products Fund
  Asset Manager SM Portfolio -- Initial Class (1/92).. 2005     1.040         1.069           9,273
                                                       2004     1.000         1.040              12

  Contrafund(R) Portfolio -- Service Class 2 (5/03)... 2005     1.103         1.271         205,331
                                                       2004     1.000         1.103              --

  Equity -- Income Portfolio -- Initial Class (7/93).. 2005     1.076         1.126          39,426
                                                       2004     1.000         1.076              --

  Growth Portfolio -- Initial Class (1/92)............ 2005     1.065         1.113          15,419
                                                       2004     1.000         1.065              --

  Mid Cap Portfolio -- Service Class 2 (5/01)......... 2005     1.155         1.346         177,354
                                                       2004     1.000         1.155              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)


The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the SAI. The first table provides the AUV information for the minimum Separate Account Charge available under the contract. The second table provides the AUV information for the maximum Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                        SEPARATE ACCOUNT 1.90% 3.0% AIR



                                                                  UNIT VALUE AT               NUMBER OF UNITS
                                                                  BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                               YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                               ---- ------------- ------------- ---------------
  Capital Appreciation Fund (12/87)......................... 2005     1.000         1.169           --

  Dreyfus Stock Index Fund -- Initial Shares (1/92)......... 2005     1.000         1.033           --

  High Yield Bond Trust (12/87)............................. 2005     1.000         0.989           --

  Managed Assets Trust (12/87).............................. 2005     1.000         1.020           --

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Portfolio --
  Class B (5/01)............................................ 2005     1.000         1.159           --

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (6/93)........ 2005     1.000         0.995           --

  CitiStreet International Stock Fund -- Class I (5/93)..... 2005     1.000         1.121           --

  CitiStreet Large Company Stock Fund -- Class I (6/93)..... 2005     1.000         1.049           --

  CitiStreet Small Company Stock Fund -- Class I (5/93)..... 2005     1.000         1.078           --

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (5/03)......... 2005     1.000         1.087           --

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
  Shares (5/98)............................................. 2005     1.000         1.061           --

Franklin Templeton Variable Insurance Products Trust
  Franklin Small-Mid Cap Growth Securities Fund -- Class 2
  Shares (5/01)............................................. 2005     1.000         1.055           --

  Mutual Shares Securities Fund -- Class 2 Shares (5/03).... 2005     1.000         1.083           --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Templeton Developing Markets Securities Fund -- Class 2
  Shares (5/04)............................................... 2005     1.000         1.211           --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.000         1.075           --

  Templeton Global Asset Allocation Fund -- Class 1
  Shares (1/92)............................................... 2005     1.000         1.026           --

  Templeton Growth Securities Fund -- Class 1 Shares (1/92)... 2005     1.000         1.067           --

Greenwich Street Series Fund
  Appreciation Portfolio (5/02)............................... 2005     1.000         1.016           --

  Fundamental Value Portfolio (5/01).......................... 2005     1.000         1.042           --

Janus Aspen Series
  International Growth Portfolio -- Service Shares (5/01)..... 2005     1.000         1.277           --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03)................ 2005     1.000         1.032           --

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (5/05)........ 2005     1.000         0.993           --

  Total Return Portfolio -- Administrative Class (5/03)....... 2005     1.000         1.001           --

Putnam Variable Trust
  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01).... 2005     1.000         1.056           --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (5/01).............................. 2005     1.000         1.036           --

  Investors Fund -- Class I (5/01)............................ 2005     1.000         1.048           --

  Small Cap Growth Fund -- Class I (5/01)..................... 2005     1.000         1.078           --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/05)................... 2005     1.000         1.140           --

  Convertible Securities Portfolio (6/05)..................... 2005     1.000         1.031           --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
  Disciplined Mid Cap Stock Portfolio (5/98).................... 2005     1.000         1.096           --

  Large Cap Portfolio (6/05).................................... 2005     1.000         1.076           --

  Mercury Large Cap Core Portfolio (5/05)....................... 2005     1.000         1.126           --

  MFS(R) Mid Cap Growth Portfolio (5/01)........................ 2005     1.000         1.048           --

  MFS(R) Total Return Portfolio (2/95).......................... 2005     1.000         1.011           --

  MFS(R) Value Portfolio (5/04)................................. 2005     1.000         1.038           --

  Mondrian International Stock Portfolio (5/04)................. 2005     1.000         1.071           --

  Pioneer Fund Portfolio (2/94)................................. 2005     1.000         1.047           --

  Pioneer Mid Cap Value Portfolio (6/05)........................ 2005     1.000         1.016           --

  Pioneer Strategic Income Portfolio (3/95)..................... 2005     1.000         1.009           --

  Strategic Equity Portfolio (2/95)............................. 2005     1.000         1.046           --

  Style Focus Series: Small Cap Growth Portfolio (5/05)......... 2005     1.000         1.149           --

  Style Focus Series: Small Cap Value Portfolio (5/05).......... 2005     1.000         1.143           --

  U.S. Government Securities Portfolio (1/92)................... 2005     1.000         1.000           --

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I Shares (9/03).. 2005     1.000         1.004           --

  Smith Barney Aggressive Growth Portfolio (5/01)............... 2005     1.000         1.111           --

  Smith Barney Large Capitalization Growth Portfolio (5/01)..... 2005     1.000         1.058           --

  Social Awareness Stock Portfolio (5/92)....................... 2005     1.000         1.047           --

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03).................. 2005     1.000         1.031           --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                            UNIT VALUE AT               NUMBER OF UNITS
                                                            BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                         ---- ------------- ------------- ---------------
Variable Insurance Products Fund
  Asset Manager SM Portfolio -- Initial Class (1/92).. 2005     1.000         1.022           --

  Contrafund(R) Portfolio -- Service Class 2 (5/03)... 2005     1.000         1.134           --

  Equity - Income Portfolio -- Initial Class (7/93)... 2005     1.000         1.039           --

  Growth Portfolio -- Initial Class (1/92)............ 2005     1.000         1.054           --

  Mid Cap Portfolio -- Service Class 2 (5/01)......... 2005     1.000         1.142           --

                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.

"Number of Units outstanding at the end of year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/18/2005: AllianceBernstein Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Large - Cap Growth Portfolio -- Class B.

Effective 04/18/2005: Franklin Small Cap Fund -- Class 2 Shares changed its name to Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares.

On 02/25/2005, The Travelers Series Trust: MFS Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS Mid Cap Growth Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund -- Class A was replaced by the Travelers Series Trust: AIM Capital Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, the Fidelity Advisor Series I: Advisor growth Opportunities Fund -- Class T was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Funds, Inc: AIM Charter Fund -- Class A was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by the Travelers Series Trust: Pioneer Strategic Income Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was replaced by the Travelers Series Trust: U.S. Government Securities Portfolio, and is no longer available as a funding option.

Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares is no longer available to new Contract Owners

AllianceBernstein Large Cap Growth Portfolio is no longer available to new Contract Owners

Salomon Brothers All Cap Fund -- Class I is no available to new Contract Owners

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

     THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                     YEAR


The information set out below should be read in conjunction with the financial statements and related notes that also appear in The Travelers Growth and Income Stock Account for Variable Annuities' Annual Report. If you would like a copy of the Annual Report, please call 1-800-233-3591, or access the SEC's website (http://www.sec.gov).


CONTRACTS ISSUED ON OR AFTER
MAY 16, 1983                                                 FOR THE YEARS ENDED IN DECEMBER 31,
(TOTAL M&E AND RIDER          ------------------------------------------------------------------------------------------------
CHARGES 1.25%, 3.5% AIR)        2005      2004      2003      2002      2001      2000      1999      1998      1997     1996
----------------------------  -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
SELECTED PER UNIT DATA
  Total investment
   income.................... $  .329   $  .330   $  .251   $  .229   $  .254   $  .232   $  .256   $  .234   $  .228  $  .212
  Operating expenses.........    .357      .331      .280      .287      .343      .416      .385      .303      .228     .175
                              -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
  Net investment income
   (loss)....................   (.028)    (.001)    (.030)    (.058)    (.089)    (.184)    (.129)    (.069)     .000     .037
  Unit Value at beginning of
   year......................  18.903    17.028    13.496    17.245    20.498    23.436    19.253    14.955    11.371    9.369
  Net realized and change
   in unrealized gains
   (losses)..................    .881     1.876     3.562    (3.691)   (3.164)   (2.754)    4.312     4.367     3.584    1.965
                              -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
  Unit Value at end of
   year...................... $19.756   $18.903   $17.028   $13.496   $17,245   $20.498   $23.436   $19.253   $14.955  $11.371
                              =======   =======   =======   =======   =======   =======   =======   =======   =======  =======
SIGNIFICANT RATIOS AND
ADDITIONAL DATA
  Net increase (decrease) in
   unit value................ $   .85   $  1.88   $  3.53   $ (3.75)  $ (3.25)  $ (2.94)  $  4.18   $  4.30   $  3.58  $  2.00
  Ratio of operating
   expenses to average net
   assets....................    1.89%     1.90%     1.90%     1.89%     1.88%     1.85%     1.85%     1.81%     1.70%    1.70%
  Ratio of net investment
   income (loss) to average
   net assets................   (0.15)%   (0.02)%   (0.19)%    (.37)%    (.49)%    (.82)%    (.62)%    (.41)%     .00%     .36%
  Number of units
   outstanding at end of
   year (thousands)..........  17,669    19,978    21,853    24,100    27,559    29,879    32,648    32,051    29,545   27,578
  Portfolio turnover rate....      22%       43%       68%       54%       32%       52%       47%       50%       64%      85%

CONTRACTS ISSUED PRIOR TO
MAY 16, 1983                                                 FOR THE YEARS ENDED IN DECEMBER 31,
(TOTAL M&E AND RIDER          ------------------------------------------------------------------------------------------------
CHARGES 1.00%, 3.5% AIR)        2005      2004      2003      2002      2001      2000      1999      1998      1997     1996
----------------------------  -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
SELECTED PER UNIT DATA
  Total investment
   income.................... $  .348   $  .348   $  .264   $  .240   $  .266   $  .242   $  .267   $  .243   $  .233  $  .216
  Operating expenses.........    .328      .303      .256      .261      .311      .376      .347      .272      .201     .154
                              -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
  Net investment income
   (loss)....................    .020      .045      .008     (.021)    (.045)    (.134)    (.080)    (.029)     .032     .062
  Unit Value at beginning of
   year......................  19.949    17.926    14.172    18.064    21.418    24.427    20.017    15.510    11.763    9.668
  Net realized and change
   in unrealized gains
   (losses)..................    .932     1.978     3.746    (3.871)   (3.309)   (2.875)    4.490     4.536     3.715    2.033
                              -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
  Unit Value at end of
   year...................... $20.901   $19.949   $17.926   $14.172   $18.064   $21.418   $24.427   $20.017   $15.510  $11.763
                              =======   =======   =======   =======   =======   =======   =======   =======   =======  =======
SIGNIFICANT RATIOS AND
ADDITIONAL DATA
  Net increase (decrease) in
   unit value................ $   .95   $  2.02   $  3.75   $ (3.89)  $ (3.35)  $ (3.01)  $  4.41   $  4.51   $  3.75  $  2.10
  Ratio of operating
   expenses to average net
   assets....................    1.65%     1.65%     1.65%     1.64%     1.63%     1.60%     1.60%     1.56%     1.45     1.45%
  Ratio of net investment
   income (loss) to average
   net assets................    0.09%     0.23%      .06%     (.12)%    (.24)%    (.57)%    (.37)%    (.16)%     .24%     .60%
  Number of units
   outstanding at end of
   year (thousands)..........   6,608     7,413     8,139     9,089    10,329    11,413    12,646    13,894    15,194   16,554
  Portfolio turnover rate....      22%       43%       68%       54%       32%       52%       47%       50%       64%      85%

--------
 *  Annualized.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

     THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                     YEAR

The information set out below should be read in conjunction with the financial statements and related notes that also appear in The Travelers Growth and Income Stock Account for Variable Annuities' Annual Report. If you would like a copy of the Annual Report, please call 1-800-233-3591, or access the SEC's website (http://www.sec.gov).



                                                                   FROM JUNE 3
                                                                 (INCEPTION DATE)
CONTRACTS ISSUED PRIOR TO MAY 16, 1983                            TO DECEMBER 31
(TOTAL M&E AND RIDER CHARGES 1.40%, 3.5% AIR)                          2005
---------------------------------------------                    ----------------
SELECTED PER UNIT DATA
  Total investment income.......................................      $ .011
  Operating expenses............................................        .013
                                                                      ------
  Net investment income (loss)..................................       (.002)
  Unit Value at beginning of year...............................       1.065

  Net realized and change in unrealized gains (losses)..........        .065
                                                                      ------
  Unit Value at end of year.....................................      $1.128
                                                                      ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value.........................      $  .06
  Ratio of operating expenses to average net assets *...........        2.04%
  Ratio of net investment income (loss) to average net assets *.       (0.31)%
  Number of units outstanding at end of year (thousands) * *....          --
  Portfolio turnover rate.......................................          22%

                                                                   FROM JUNE 15
                                                                 (INCEPTION DATE)
CONTRACTS ISSUED PRIOR TO MAY 16, 1983                            TO DECEMBER 31
(TOTAL M&E AND RIDER CHARGES 1.65%, 3.5% AIR)                          2005
---------------------------------------------                    ----------------
SELECTED PER UNIT DATA
  Total investment income.......................................      $ .015
  Operating expenses............................................        .020
                                                                      ------
  Net investment income (loss)..................................       (.005)
  Unit Value at beginning of year...............................       1.067
  Net realized and change in unrealized gains (losses)..........        .063
                                                                      ------
  Unit Value at end of year.....................................      $1.125
                                                                      ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value.........................      $  .06
  Ratio of operating expenses to average net assets *...........        2.29%
  Ratio of net investment income (loss) to average net assets *.       (0.60)%
  Number of units outstanding at end of year (thousands) * *....          --
  Portfolio turnover rate.......................................          22%

--------

 *  Annualized.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

     THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                     YEAR

The information set out below should be read in conjunction with the financial statements and related notes that also appear in The Travelers Growth and Income Stock Account for Variable Annuities' Annual Report. If you would like a copy of the Annual Report, please call 1-800-233-3591, or access the SEC's website (http://www.sec.gov).



                                                                                  FROM DECEMBER 10, 2004
                                                                                     (INCEPTION DATE)
CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                      FOR THE YEAR ENDED           TO
(TOTAL M&E AND RIDER CHARGES 1.25%, 3.0% AIR)                  DECEMBER 31, 2005    DECEMBER 31, 2004
---------------------------------------------                  ------------------ ----------------------
SELECTED PER UNIT DATA
  Total investment income.....................................       $ .019               $ .001
  Operating expenses..........................................         .021                 .001
                                                                     ------               ------
  Net investment income (loss)................................        (.002)                  --
  Unit Value at beginning of year.............................        1.087                1.066
  Net realized and change in unrealized gains (losses)........         .051                 .021
                                                                     ------               ------
  Unit Value at end of year...................................       $1.136               $1.087
                                                                     ======               ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value.......................       $  .05               $  .02
  Ratio of operating expenses to average net assets...........         1.89%                1.90%*
  Ratio of net investment income (loss) to average net assets.        (0.15)%              (0.49)%*
  Number of units outstanding at end of year (thousands)......           29                  -- * *
  Portfolio turnover rate.....................................           22%                  43%



                                                               FROM FEBRUARY 24
                                                               (INCEPTION DATE)
CONTRACTS ISSUED PRIOR TO MAY 16, 1983                           TO DECEMBER
(TOTAL M&E AND RIDER CHARGES 1.65%, 3.0% AIR)                      31 2005
---------------------------------------------                  ----------------
SELECTED PER UNIT DATA
  Total investment income.....................................     $  .016
  Operating expenses..........................................        .021
                                                                   -------
  Net investment income (loss)................................       (.005)
  Unit Value at beginning of year.............................       1.072
  Net realized and change in unrealized gains (losses)........        .063
                                                                   -------
  Unit Value at end of year...................................     $ 1.130
                                                                   =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value.......................     $   .06
  Ratio of operating expenses to average net assets...........        2.29%
  Ratio of net investment income (loss) to average net assets.      (0.54)%
  Number of units outstanding at end of year (thousands)......           2
  Portfolio turnover rate.....................................          22%

--------

 *  Annualized.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                     YEAR

The information set out below should be read in conjunction with the financial statements and related notes that also appear in The Travelers Quality Bond Account for Variable Annuities' Annual Report. If you would like a copy of the Annual Report, please call 1-800-233-3591, or access the SEC's website (http://www.sec.gov).



CONTRACTS ISSUED ON OR AFTER
MAY 16, 1983                             FOR THE YEARS ENDED DECEMBER 31 (DERIVED FROM AUDITED FINANCIAL INFORMATION)
(TOTAL M&E AND RIDER CHARGES       ---------------------------------------------------------------------------------------
1.25%, 3.5% AIR)                    2005     2004     2003     2002     2001     2000     1999     1998     1997     1996
---------------------------------  ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
SELECTED PER UNIT DATA
  Total investment income......... $ .313  $  .304  $  .328  $  .363  $  .402  $  .427  $  .378  $  .350  $  .342  $  .368
  Operating expenses..............   .112     .110     .105     .097     .101     .092     .091     .088     .082     .078
                                   ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Net investment income...........   .202     .194     .223     .266     .301     .335     .287     .262     .260     .290
  Unit Value at beginning of
   year...........................  7.113    6.917    6.356    6.309    6.063    5.810    5.765    5.393    5.060    4.894
  Net realized and change in
   unrealized gains (losses)......  (.121)    .002     .338    (.219)   (.055)   (.082)   (.242)    .110    (.073)   (.124)
                                   ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Unit Value at end of year....... $7.193  $ 7.113  $ 6.917  $ 6.356  $ 6.309  $ 6.063  $ 5.810  $ 5.765  $ 5.393  $ 5.060
                                   ======  =======  =======  =======  =======  =======  =======  =======  =======  =======
SIGNIFICANT RATIOS AND
ADDITIONAL DATA
  Net increase (decrease) in unit
   value.......................... $  .08  $   .20  $   .56  $   .05  $   .25  $   .25  $   .04  $   .37  $   .33  $   .17
  Ratio of operating expenses to
   average net assets.............   1.57%    1.57%    1.57%    1.57%    1.57%    1.57%    1.57%    1.57%    1.57%    1.57%
  Ratio of net investment income
   to average net assets..........   2.82%    2.78%    3.33%    4.31%    4.74%    5.69%    4.97%    4.71%    5.00%    5.87%
  Number of units outstanding at
   end of year (thousands)........  8,842   10,296   11,682   12,733   15,116   14,045   17,412   21,251   21,521   24,804
  Portfolio turnover rate.........     70%      98%     139%     113%     166%     105%     340%     438%     196%     176%

(TOTAL M&E AND RIDER CHARGES
1.00%, 3.5% AIR)                         FOR THE YEARS ENDED DECEMBER 31 (DERIVED FROM AUDITED FINANCIAL INFORMATION)
CONTRACTS ISSUED PRIOR TO MAY 16,  ---------------------------------------------------------------------------------------
1983                                2005     2004     2003     2002     2001     2000     1999     1998     1997     1996
---------------------------------  ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
SELECTED PER UNIT DATA
  Total investment income......... $ .331  $  .321  $  .345  $  .381  $  .421  $  .446  $  .393  $  .363  $  .353  $  .379
  Operating expenses..............   .100     .097     .093     .086     .089     .081     .080     .076     .071     .067
                                   ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Net investment income...........   .231     .224     .252     .295     .332     .365     .313     .287     .282     .312
  Unit Value at beginning of
   year...........................  7.507    7.281    6.674    6.608    6.335    6.055    5.994    5.593    5.234    5.050
  Net realized and change in
   unrealized gains (losses)......  (.128)    .002     .355    (.229)   (.059)   (.085)   (.252)    .114    (.077)   (.128)
                                   ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Unit Value at end of year....... $7.610  $ 7.507  $ 7.281  $ 6.674  $ 6.608  $ 6.335  $ 6.055  $ 5.994  $ 5.593  $ 5.234
                                   ======  =======  =======  =======  =======  =======  =======  =======  =======  =======
SIGNIFICANT RATIOS AND
ADDITIONAL DATA
  Net increase (decrease) in unit
   value.......................... $  .10  $   .23  $   .61  $   .07  $   .27  $   .28  $   .06  $   .40  $   .36  $   .18
  Ratio of operating expenses to
   average net assets.............   1.32%    1.33%    1.33%    1.33%    1.33%    1.33%    1.33%    1.33%    1.33%    1.33%
  Ratio of net investment income
   to average net assets..........   3.07%    3.03%    3.58%    4.56%    4.99%    5.93%    5.22%    4.96%    5.25%    6.12%
  Number of units outstanding at
   end of year (thousands)........  3,378    3,717    4,207    4,684    5,194    5,491    6,224    6,880    7,683    8,549
  Portfolio turnover rate.........     70%      98%     139%     113%     166%     105%     340%     438%     196%     176%

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                     YEAR

The information set out below should be read in conjunction with the financial statements and related notes that also appear in The Travelers Quality Bond Account for Variable Annuities' Annual Report. If you would like a copy of the Annual Report, please call 1-800-233-3591, or access the SEC's website (http://www.sec.gov).



                                                                   FROM APRIL 1
                                                                 (INCEPTION DATE)
(TOTAL M&E AND RIDER CHARGES 1.25%, 3.0% AIR)                     TO DECEMBER 31
CONTRACTS ISSUED PRIOR TO MAY 16, 1983                                 2005
---------------------------------------------                    ----------------
SELECTED PER UNIT DATA
  Total investment income.......................................      $ .034
  Operating expenses............................................        .012
                                                                      ------
  Net investment income (loss)..................................        .022
  Unit Value at beginning of year...............................       1.003
  Net realized and change in unrealized gains (losses)..........       (.005)
                                                                      ------
  Unit Value at end of year.....................................      $1.020
                                                                      ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value.........................      $  .02
  Ratio of operating expenses to average net assets.............        1.57%
  Ratio of net investment income (loss) to average net assets *.        2.88%
  Number of units outstanding at end of year (thousands) *......           7
  Portfolio turnover rate.......................................          70%

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                     YEAR

The information set out below should be read in conjunction with the financial statements and related notes that also appear in The Travelers Money Market Account for Variable Annuities' Annual Report. If you would like a copy of the Annual Report, please call 1-800-233-3591, or access the SEC's website (http://www.sec.gov).



CONTRACTS ISSUED ON OR AFTER
MAY 16, 1983                             FOR THE YEARS ENDED DECEMBER 31 (DERIVED FROM AUDITED FINANCIAL INFORMATION)
(TOTAL M&E AND RIDER CHARGES      ------------------------------------------------------------------------------------------
1.25%, 3.5% AIR)                    2005     2004      2003      2002     2001     2000     1999     1998     1997     1996
----------------------------      -------  -------   -------   -------  -------  -------  -------  -------  -------  -------
SELECTED PER UNIT DATA
  Total investment income........ $  .090  $  .038   $  .032   $  .048  $  .114  $  .167  $  .130  $  .133  $  .128  $  .121
  Operating expenses.............    .042     .043      .043      .043     .042     .041     .039     .038     .036     .035
                                  -------  -------   -------   -------  -------  -------  -------  -------  -------  -------
  Net investment income..........    .048    (.005)    (.011)     .005     .072     .126     .091     .095     .092     .086
  Unit Value at beginning of
   year..........................   2.728    2.733     2.744     2.739    2.667    2.541    2.450    2.355    2.263    2.177
                                  -------  -------   -------   -------  -------  -------  -------  -------  -------  -------
  Unit Value at end of year...... $ 2.776  $ 2.728   $ 2.733   $ 2.744  $ 2.739  $ 2.667  $ 2.541  $ 2.450  $ 2.355  $ 2.263
                                  =======  =======   =======   =======  =======  =======  =======  =======  =======  =======
SIGNIFICANT RATIOS AND
ADDITIONAL DATA
  Net increase in unit value..... $   .05  $  (.01)  $  (.01)  $   .01  $   .07  $   .13  $   .09  $   .10  $   .09  $   .09
  Ratio of operating expenses to
   average net assets............    1.57%    1.57%     1.57%     1.57%    1.57%    1.57%    1.57%    1.57%    1.57%    1.57%
  Ratio of net investment income
   to average net assets.........    1.68%   (0.18)%   (0.41)%    0.21%    2.64%    4.84%    3.62%    3.95%    4.02%    3.84%
  Number of units outstanding at
   end of year (thousands).......  22,559   24,485    32,559    50,702   63,430   55,477   70,545   41,570   36,134   38,044

                                         FOR THE YEARS ENDED DECEMBER 31 (DERIVED FROM AUDITED FINANCIAL INFORMATION)
-                                 ------------------------------------------------------------------------------------------
CONTRACTS ISSUED PRIOR TO MAY 16,
1983
(TOTAL M&E AND RIDER CHARGES
1.00%, 3.5% AIR)                    2005     2004      2003      2002     2001     2000     1999     1998     1997     1996
--------------------------------- -------  -------   -------   -------  -------  -------  -------  -------  -------  -------
SELECTED PER UNIT DATA
  Total investment income........ $  .095  $  .040   $  .033   $  .051  $  .120  $  .174  $  .135  $  .138  $  .134  $  .125
  Operating expenses.............    .038     .038      .038      .038     .037     .037     .034     .033     .032     .030
                                  -------  -------   -------   -------  -------  -------  -------  -------  -------  -------
  Net investment income..........    .057     .002     (.005)     .013     .083     .137     .101     .105     .102     .095
  Unit Value at beginning of
   year..........................   2.879    2.877     2.882     2.869    2.786    2.649    2.548    2.443    2.341    2.246
                                  -------  -------   -------   -------  -------  -------  -------  -------  -------  -------
  Unit Value at end of year...... $ 2.936  $ 2.879     2.877   $ 2.882  $ 2.869  $ 2.786  $ 2.649  $ 2.548  $ 2.443  $ 2.341
                                  =======  =======   =======   =======  =======  =======  =======  =======  =======  =======
SIGNIFICANT RATIOS AND
ADDITIONAL DATA
  Net increase in unit value..... $   .06  $   .00   $  (.01)  $   .01  $   .08  $   .14  $   .10  $   .11  $   .10  $   .10
  Ratio of operating expenses to
   average net assets............    1.33%    1.33%     1.33%     1.33%    1.33%    1.33%    1.33%    1.33%    1.33%    1.33%
  Ratio of net investment income
   to average net assets.........    1.93%    0.07%    (0.16)%     .46%    2.89%    5.09%    3.87%    4.20%    4.27%    4.10%
  Number of units outstanding at
   end of year (thousands).......      20       26        39        49       60       70       80       91      105      112

--------

 *  Annualized.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                     YEAR

The information set out below should be read in conjunction with the financial statements and related notes that also appear in The Travelers Money Market Account for Variable Annuities' Annual Report. If you would like a copy of the Annual Report, please call 1-800-233-3591, or access the SEC's website (http://www.sec.gov).



                                                                 FROM DECEMBER 20
                                                                 (INCEPTION DATE)
CONTRACTS ISSUED PRIOR TO MAY 16, 1983                            TO DECEMBER 31
(TOTAL M&E AND RIDER CHARGES 1.40%, 3.0% AIR)                          2005
---------------------------------------------                    ----------------
SELECTED PER UNIT DATA
  Total investment income.......................................      $ .002
  Operating expenses............................................          --
                                                                      ------
  Net investment income (loss)..................................        .002
  Unit Value at beginning of year...............................       1.015
  Net realized and change in unrealized gains (losses)..........          --
                                                                      ------
  Unit Value at end of year.....................................      $1.017
                                                                      ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value.........................      $  .00
  Ratio of operating expenses to average net assets *...........        1.72%
  Ratio of net investment income (loss) to average net assets *.        2.62%
  Number of units outstanding at end of year (thousands)........           1



                                                               FROM OCTOBER 24
                                                               (INCEPTION DATE)
CONTRACTS ISSUED PRIOR TO MAY 16, 1983                          TO DECEMBER 31
(TOTAL M&E AND RIDER CHARGES 1.40%, 3.5% AIR)                        2005
---------------------------------------------                  ----------------
SELECTED PER UNIT DATA
  Total investment income.....................................      $ .008
  Operating expenses..........................................        .003
                                                                    ------
  Net investment income (loss)................................        .005
  Unit Value at beginning of year.............................       1.012
                                                                    ------
  Unit Value at end of year...................................      $1.017
                                                                    ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value.......................      $  .01
  Ratio of operating expenses to average net assets...........        1.72%
  Ratio of net investment income (loss) to average net assets.        2.41%
  Number of units outstanding at end of year (thousands)......           9

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                     YEAR

The information set out below should be read in conjunction with the financial statements and related notes that also appear in The Travelers Money Market Account for Variable Annuities' Annual Report. If you would like a copy of the Annual Report, please call 1-800-233-3591, or access the SEC's website (http://www.sec.gov).



                                                                                   FROM DECEMBER 28, 2004
CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                       FOR THE YEAR ENDED  (INCEPTION DATE) TO
(TOTAL M&E AND RIDER CHARGES 1.25%, 3.0% AIR)                   DECEMBER 31, 2005    DECEMBER 31, 2004
---------------------------------------------                   ------------------ ----------------------
SELECTED PER UNIT DATA
  Total investment income......................................       $ .033               $   --
  Operating expenses...........................................         .015                   --
                                                                      ------               ------
  Net investment income (loss).................................         .018                   --
  Unit Value at beginning of period............................        1.001                1.001
                                                                      ------               ------
  Unit Value at end of year....................................       $1.019               $1.001
                                                                      ======               ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value........................       $  .02               $   --
  Ratio of operating expenses to average net assets............         1.57%                1.57%*
  Ratio of net investment income (loss) to average net assets*.         1.68%                0.74%*
  Number of units outstanding at end of year (thousands).......          103                   --

--------

 *  Annualized

                                  APPENDIX B
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

In any Contract Year, you may transfer up to 20% of the Fixed Account value as of the end of the preceding Contract Year to any of the Variable Funding Options. Amounts previously transferred from the Fixed Account may not be transferred back into the Fixed Account or any Variable Funding Option that we consider a Competing Fund for a period of at least three months from the date of transfer. If you have a loan outstanding, the Contract Value of the Fixed Account that secures the loan may not be transferred to the Variable Funding Options. Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                  APPENDIX C
--------------------------------------------------------------------------------

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                  APPENDIX D
--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

UNDERLYING FUND NAME CHANGES



              FORMER NAME                             NEW NAME
 -------------------------------------  -------------------------------------
 SALOMON BROTHERS VARIABLE SERIES FUND  LEGG MASON PARTNERS VARIABLE
 INC.                                   PORTFOLIOS I, INC.
   All Cap Portfolio+                     Legg Mason Partners Variable All
                                           Cap Portfolio+
   Investors Fund                         Legg Mason Partners Variable
                                           Investors Portfolio
   Small Cap Growth Fund                  Legg Mason Partners Variable Small
                                           Cap Growth Portfolio

 GREENWICH STREET SERIES FUND           LEGG MASON PARTNERS VARIABLE
                                        PORTFOLIOS II
   Appreciation Portfolio                 Legg Mason Partners Variable
                                           Appreciation Portfolio
   Fundamental Value Portfolio            Legg Mason Partners Variable
                                           Fundamental Value Portfolio

 TRAVELERS SERIES FUND INC.             LEGG MASON PARTNERS VARIABLE
                                        PORTFOLIOS III, INC.
   SB Adjustable Rate Income Portfolio    Legg Mason Partners Variable
    -- Smith Barney Class                  Adjustable Rate Income Portfolio
   Smith Barney Aggressive Growth         Legg Mason Partners Variable
    Portfolio                              Aggressive Growth Portfolio
   Smith Barney Large Capitalization      Legg Mason Partners Variable Large
    Growth Portfolio                       Cap Growth Portfolio
   Social Awareness Stock Portfolio       Legg Mason Partners Variable Social
                                           Awareness Stock Portfolio

 CITISTREET FUNDS, INC                  METLIFE INVESTMENT FUNDS, INC.
   CitiStreet Diversified Bond Fund       MetLife Investment Diversified Bond
                                           Fund
   CitiStreet International Stock Fund    MetLife Investment International
                                           Stock Fund
   CitiStreet Large Company Stock Fund    MetLife Investment Large Company
                                           Stock Fund
   CitiStreet Small Company Stock Fund    MetLife Investment Small Company
                                           Stock Fund



UNDERLYING FUND MERGERS/REORGANIZATIONS: THE FORMER UNDERLYING FUNDS WERE MERGED WITH AND INTO THE NEW UNDERLYING FUNDS.



        FORMER UNDERLYING FUND                   NEW UNDERLYING FUND
 -------------------------------------  --------------------------------------
                                        MET INVESTORS FUND
 Capital Appreciation Fund                Janus Capital Appreciation Portfolio
 Managed Assets Trust                     Legg Mason Partners Managed Assets
                                           Portfolio
                                        METROPOLITAN FUND
 High Yield Bond Trust                    Western Asset Management High Yield
                                           Bond Portfolio

 AIM VARIABLE INSURANCE FUNDS, INC.     MET INVESTORS FUND
   AIM Capital Appreciation Portfolio     Met/AIM Capital Appreciation
                                           Portfolio

 THE TRAVELERS SERIES TRUST             MET INVESTORS FUND
   Disciplined Mid Cap Stock Portfolio    Batterymarch Mid-Cap Stock Portfolio
   Style Focus Series: Small Cap Value    Dreman Small-Cap Value Portfolio
    Portfolio
   Mondrian International Stock           Harris Oakmark International
    Portfolio                              Portfolio
   Convertible Securities Portfolio       Lord Abbett Bond Debenture Portfolio
   Mercury Large Cap Core Portfolio       Mercury Large-Cap Core Portfolio
   Style Focus Series: Small Cap          Met/AIM Small-Cap Growth Portfolio
    Growth Portfolio
   MFS(R) Value Portfolio                 MFS(R) Value Portfolio

UNDERLYING FUND MERGERS/REORGANIZATIONS: THE FORMER UNDERLYING FUNDS WERE MERGED WITH AND INTO THE NEW UNDERLYING FUNDS.



        FORMER UNDERLYING FUND                    NEW UNDERLYING FUND
 --------------------------------------  -------------------------------------
   Pioneer Fund Portfolio                  Pioneer Fund Portfolio
   Pioneer Mid-Cap Value Portfolio         Pioneer Mid-Cap Value Portfolio
   Pioneer Strategic Income Portfolio      Pioneer Strategic Income Portfolio

 MANAGED SEPARATE ACCOUNT
                                         MET INVESTORS SERIES TRUST
   Travelers Growth and Income Stock
    Account for Variable Annuities         Batterymarch Growth and Income
                                            Stock Portfolio

 MANAGED SEPARATE ACCOUNT
                                         METROPOLITAN FUND
   Travelers Quality Bond Account for
    Variable Annuities                     BlackRock Bond Income Portfolio
   Travelers Money Market Account for
    Variable Annuities                     BlackRock Money Market Portfolio

 THE TRAVELERS SERIES TRUST
                                         METROPOLITAN FUND
   Large Cap Portfolio                     FI Large Cap Portfolio
   Strategic Equity Portfolio              FI Large Cap Portfolio
   MFS Mid Cap Growth Portfolio            BlackRock Aggressive Growth
                                            Portfolio
   MFS(R) Total Return Portfolio           MFS(R) Total Return Portfolio
   U.S. Government Securities Portfolio    Western Asset Management U.S.
                                            Government Portfolio



UNDERLYING FUND SUBSTITUTIONS

THE FOLLOWING NEW UNDERLYING FUNDS WERE SUBSTITUTED FOR THE FORMER UNDERLYING FUNDS.



        FORMER UNDERLYING FUND                   NEW UNDERLYING FUND
 -------------------------------------  -------------------------------------
 FRANKLIN TEMPLETON FUND                MET INVESTORS FUND
   Mutual Shares Securities Fund          Lord Abbett Growth and Income
                                           Portfolio

 DELAWARE VIP TRUST                     MET INVESTORS FUND
   Delaware VIP REIT Series               Neuberger Berman Real Estate
                                           Portfolio

 FRANKLIN TEMPLETON VIP TRUST           METROPOLITAN FUND
   Templeton Growth Securities Fund     Oppenheimer Global Equity Portfolio

 ALLIANCEBERNSTEIN VARIABLE PRODUCT     METROPOLITAN FUND
 SERIES FUND, INC
   AllianceBernstein Large Cap Growth     T. Rowe Price Large Cap Growth
    Portfolio                              Portfolio+


--------

 +  Closed to new investors.

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                                       1

                                  APPENDIX E

                      PORTFOLIO LEGAL AND MARKETING NAMES

--------------------------------------------------------------------------------



       SERIES FUND/TRUST                 PORTFOLIO/SERIES                    MARKETING NAME
-------------------------------- -------------------------------- ------------------------------------
DREYFUS VARIABLE INVESTMENT FUND Developing Leaders Portfolio     Dreyfus VIF Developing Leaders
                                                                  Portfolio

JANUS ASPEN SERIES               International Growth Portfolio   Janus International Growth Portfolio

METROPOLITAN SERIES FUND, INC.   FI Large Cap Portfolio           FI Large Cap Portfolio (Fidelity)

PIMCO VARIABLE INSURANCE TRUST   Real Return Portfolio            PIMCO VIT Real Return Portfolio

PIMCO VARIABLE INSURANCE TRUST   Total Return Portfolio           PIMCO VIT Total Return Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST Van Kampen Life Investment Trust Van Kampen LIT Comstock Portfolio
                                 Comstock Portfolio

VARIABLE INSURANCE PRODUCTS      Asset Manager(SM) Portfolio      Fidelity VIP Asset Manager(SM)
                                                                  Portfolio

VARIABLE INSURANCE PRODUCTS      Contrafund(R) Portfolio          Fidelity VIP Contrafund(R) Portfolio

VARIABLE INSURANCE PRODUCTS      Equity-Income Portfolio          Fidelity VIP Equity-Income Portfolio

VARIABLE INSURANCE PRODUCTS      Growth Portfolio                 Fidelity VIP Growth Portfolio

VARIABLE INSURANCE PRODUCTS      Mid Cap Portfolio                Fidelity VIP Mid Cap Portfolio

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX F
--------------------------------------------------------------------------------

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:



TABLE OF CONTENTS                                                                PAGE
-----------------                                                                ----
Description of MetLife Insurance Company of Connecticut and The Separate Account   3
   The Insurance Company                                                           3
   The Separate Account                                                            3
Net Investment Factor                                                              3
Calculation of Money Market Yield                                                  4
Federal Tax Considerations                                                         5
Distribution and Principal Underwriting Agreement                                  9
Administrative Services                                                            9
Distribution of the Contracts                                                     10
Independent Registered Public Accounting Firms                                    11
Voting Rights                                                                     11
Condensed Financial Information                                                   13
Financial Statements                                                               1


--------------------------------------------------------------------------------


Copies of the Statement of Additional Information dated May 1, 2006 (Form MIC-Book 90-93) are available without charge. To request a copy, please clip this coupon on the line, enter your name and address in the spaces provided below, and mail to: MetLife Insurance Company of Connecticut, Annuity Operations and Services, One Cityplace, 185 Asylum Street, 3 CP, Hartford, Connecticut 06103-3415.



Name:
         -------------------------
Address:
         -------------------------

         -------------------------

                           UNIVERSAL SELECT ANNUITY

                                  INDIVIDUAL
                          VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                   METLIFE INSURANCE COMPANY OF CONNECTICUT*


* The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a Contract endorsement notifying you of the name change once it has occurred.

Book 90                                                             May 1, 2006

                           UNIVERSAL SELECT ANNUITY

                          UNIVERSAL ANNUITY ADVANTAGE

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2006

 METLIFE OF CT FUND U FOR VARIABLE ANNUITIES (FORMERLY KNOWN AS THE TRAVELERS
      FUND U FOR VARIABLE ANNUITIES) (THE "SEPARATE ACCOUNT" OR "FUND U")

                          VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                   METLIFE INSURANCE COMPANY OF CONNECTICUT*

This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with the Prospectus dated May 1, 2006. A copy of the Prospectus may be obtained by writing to us at: Annuity Operations and Services, One Cityplace, Hartford, Connecticut 06103-3415 or by calling 1-800-233-3591 or by accessing the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a Contract endorsement notifying you of the name change once it has occurred.

                               TABLE OF CONTENTS



                                                                                 PAGE
                                                                                 ----
Description of MetLife Insurance Company of Connecticut and The Separate Account   3
 The Insurance Company..........................................................   3
 The Separate Account...........................................................   3
Net Investment Factor...........................................................   3
Calculation of Money Market Yield...............................................   4
Federal Tax Considerations......................................................   5
Distribution and Principal Underwriting Agreement...............................   9
Administrative Services.........................................................   9
Distribution of the Contracts...................................................  10
Independent Registered Public Accounting Firms..................................  11
Voting Rights...................................................................  11
Condensed Financial Information.................................................  13
Financial Statements                                                               1



*The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a Contract endorsement notifying you of the name change once it has occurred.

            DESCRIPTION OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                           AND THE SEPARATE ACCOUNT

THE INSURANCE COMPANY

MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

STATE REGULATION. The Company is subject to the laws of the State of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the State of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT

The Separate Account (formerly known as The Travelers Fund U for Variable Annuities) available under the variable annuity contracts described in this Statement of Additional Information meets the definition of a separate account under federal securities laws, and complies with the provisions of the Investment Company Act of 1940 as, amended (the "1940 Act"). Additionally, the operations of the Separate Account is subject to the provisions of
Section 38a-433 of the Connecticut General Statutes, which authorize the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

Fund U is a unit investment trust registered with the SEC under the 1940 Act. Fund U's assets are invested exclusively in the shares of Underlying Funds.

                             NET INVESTMENT FACTOR

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an investment alternative from one

Valuation Period to the next. The net investment factor is determined by dividing (a) by (b) and adding (c) to the result where:

     (a) is the net result of the Valuation Period's investment income (including, in the case of assets invested in an underlying mutual fund, distributions whose ex-dividend date occurs during the Valuation Period), PLUS capital gains and losses (whether realized or unrealized), LESS any deduction for applicable taxes (presently zero);

     (b) is the value of the assets at the beginning of the Valuation Period (or, in the case of assets invested in an underlying mutual fund, value is based on the net asset value of the mutual fund);

     (c) is the net result of 1.000, LESS the Valuation Period deduction for the insurance charge, LESS the applicable deduction for the investment advisory fee.

         The net investment factor may be more or less than one.

ACCUMULATION UNIT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the business day just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE FOR UNIVERSAL SELECT ANNUITY CONTRACTS. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is
1.000081 x 1.000081.)

ANNUITY UNIT VALUE FOR UNIVERSAL ANNUITY ADVANTAGE CONTRACTS. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a valuation period of one day is 1.000094 and, for a period of two days, is
1.000094 x 1.000094.)

                       CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Subaccount for a 7-day period, as described below.

Yield figures quoted in advertisements state the net income generated by an investment in a particular Underlying Portfolio for a thirty-day period or month, which is specified in the advertisement, and then express as a percentage yield of that investment. Yield is calculated by dividing the next investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula

                              2[(a-b/cd+1)/6/-1]
where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. We also quote yield on a seven day basis for the money market Subaccounts."

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.

                          FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age
70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the Contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to the lesser of (for 2006) $44,000 or 25% of compensation for each participant.

The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $10,000 in 2005 and 2006 (which will be indexed for inflation for years after 2006. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or
(2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($44,000 for 2006). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code
Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($15,000 in 2006).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the close of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

        (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

        (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

        (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

        (d) the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in section
1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the prospectus (see "Other Information -- Distribution of the Contracts".) Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among Fund U, MLIDLLC and the Company, MLIDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDLLC over the past three years.

                       MLIDLLC UNDERWRITING COMMISSIONS



          UNDERWRITING COMMISSIONS PAID TO     AMOUNT OF UNDERWRITING
     YEAR      MLIDLLC BY THE COMPANY      COMMISSIONS RETAINED BY MLIDLLC
     ---- -------------------------------- -------------------------------
     2005           $132,588,671                         $0
     2004           $132,410,000                         $0
     2003           $ 73,223,000                         $0



                            ADMINISTRATIVE SERVICES

Under the terms of an Administrative Services Agreement and Agreement to Provide Guarantees (formerly, the Distribution and Management Agreement) between the Separate Account and the Company, the Company provides or arranges for all administrative services and provides mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Account and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Account and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; accountants and legal fees. The Company also provides without cost to the Separate Account all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Account in each of the last three fiscal years for services provided under the Administrative Services Agreement and Agreement to Provide Guarantees: 2005: $63,154,437; $2004: $69,158,237 and 2003: $65,448,164.

                         DISTRIBUTION OF THE CONTRACTS

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a selling firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2005 ranged from $6,983,935 to $10,296. The amount of commissions paid to selected broker-dealer firms during 2005 ranged from $29,851,648 to $438,893. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2005 ranged from $36,835,583 to $449,189.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDLLC under which the broker-dealer firms received additional compensation in 2005 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts). The broker-dealer firms are listed in alphabetical order:



 FIRM                                   ADDRESS
 ----                                   -------
 AIG Financial Advisers, Inc.           2800 N. Central Avenue, Ste 2100,
                                        Phoenix, AZ 85004-1072
 LPL(Linsco/Private Ledger)             9785 Town Center Drive, San Diego, CA
                                        92121
 Merrill Lynch                          800 Scudders Mill Road - 3D,
                                        Plainsboro, NJ 08536
 Morgan Stanley                         1601 Broadway, 11th Floor, New York,
                                        NY 10019
 Pioneer Funds Distributors, Inc.       600 State Street, Boston, MA
                                        02109-1820
 Primerica (PFS Investments, Inc.)      3120 Breckinridge Blvd, Duluth, GA
                                        30099-0001
 Scudder Investor Services              345 Park Avenue, New York, NY 10154
 Smith Barney                           333 West 34th Street, 7th Fl. New
                                        York, NY 10001
 Tower Square Securities, Inc.          One Cityplace, 18th Floor, Hartford,
                                        CT 06103-3415



There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The financial statements of The Travelers Fund U for Variable Annuities as of December 31, 2005 and for the period in the year then ended and The Travelers Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the acquisition of the Company by MetLife Inc. on July 1, 2005 and the application of the purchase method of accounting to the assets and liabilities of the Company as required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin 5.J., PUSH DOWN BASIS OF ACCOUNTING REQUIRED IN CERTAIN LIMITED CIRCUMSTANCES and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, BUSINESS COMBINATIONS) as of December 31, 2005 and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) and the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) and the related consolidated financial statement schedules included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and for each of the years in the two-year period ended December 31, 2004, included herein, and the statement of changes in net assets of The Travelers Fund U for Variable Annuities for the year or lesser periods ended December 31, 2004, and financial highlights for each of the years or lesser periods in the four-year period ended December 31, 2004, have been included herein in reliance upon the reports KPMG LLP, independent registered public accounting firm, appears elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The account reports on The Travelers Insurance Company and subsidiaries refer to changes in the Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and for variable interest entities in 2003.

                                 VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

In accordance with our view of present applicable law, we will vote shares of the Underlying Funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in the corresponding sub-accounts. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the Underlying Funds in our own right, we may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in the sub-account corresponding to his or her interest.

                           UNIVERSAL SELECT ANNUITY

                        CONDENSED FINANCIAL INFORMATION

                        CONDENSED FINANCIAL INFORMATION

                        SEPARATE ACCOUNT 1.40% 3.0% AIR



                                                                UNIT VALUE AT               NUMBER OF UNITS
                                                                BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                             YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                             ---- ------------- ------------- ---------------
  Capital Appreciation Fund (12/87)....................... 2005     1.159         1.351          6,518
                                                           2004     1.000         1.159             --

  Dreyfus Stock Index Fund -- Initial Shares (1/92)....... 2005     1.077         1.111         14,568
                                                           2004     1.000         1.077             --

  High Yield Bond Trust (12/87)........................... 2005     1.042         1.041          2,629
                                                           2004     1.000         1.042             --

  Managed Assets Trust (12/87)............................ 2005     1.059         1.084          5,161
                                                           2004     1.000         1.059             --

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Large Cap Growth Portfolio --
   Class B (5/01)......................................... 2005     1.093         1.238             --
                                                           2004     1.000         1.093             --
CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (6/93)...... 2005     1.008         1.014          9,362
                                                           2004     1.000         1.008             --

  CitiStreet International Stock Fund -- Class I (5/93)... 2005     1.128         1.276          7,897
                                                           2004     1.000         1.128             --

  CitiStreet Large Company Stock Fund -- Class I (6/93)... 2005     1.087         1.144         14,884
                                                           2004     1.000         1.087             --

  CitiStreet Small Company Stock Fund -- Class I (5/93)... 2005     1.128         1.193          5,647
                                                           2004     1.000         1.128             --

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (5/03)....... 2005     1.144         1.209          5,240
                                                           2004     1.000         1.144             --

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
   Shares (5/98).......................................... 2005     1.081         1.128          8,248
                                                           2004     1.000         1.081             --

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
Franklin Templeton Variable Insurance Products Trust
  Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (5/01).............................................. 2005     1.101         1.138             --
                                                               2004     1.000         1.101             --

  Mutual Shares Securities Fund -- Class 2 Shares (5/03)...... 2005     1.084         1.182            443
                                                               2004     1.000         1.084             --

  Templeton Developing Markets Securities Fund -- Class 2
   Shares (5/04).............................................. 2005     1.168         1.468          1,620
                                                               2004     1.000         1.168             --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.127         1.224            246
                                                               2004     1.000         1.127             --

  Templeton Global Asset Allocation Fund -- Class 1
   Shares (1/92).............................................. 2005     1.127         1.154             --
                                                               2004     1.000         1.127             --

  Templeton Growth Securities Fund -- Class 1 Shares (1/92)... 2005     1.105         1.188          1,107
                                                               2004     1.000         1.105             --
Greenwich Street Series Fund
  Appreciation Portfolio (5/02)............................... 2005     1.064         1.095             --
                                                               2004     1.000         1.064             --

  Fundamental Value Portfolio (5/01).......................... 2005     1.073         1.109             --
                                                               2004     1.000         1.073             --
Janus Aspen Series
  International Growth Portfolio -- Service Shares (5/01)..... 2005     1.163         1.513             --
                                                               2004     1.000         1.163             --
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03)................ 2005     1.099         1.127             --
                                                               2004     1.000         1.099             --

                        CONDENSED FINANCIAL INFORMATION

                                                                  UNIT VALUE AT               NUMBER OF UNITS
                                                                  BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                               YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                               ---- ------------- ------------- ---------------
PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (5/05)...... 2005     1.000         0.996             --

  Total Return Portfolio -- Administrative Class (5/03)..... 2005     1.011         1.021          3,671
                                                             2004     1.000         1.011             --
Putnam Variable Trust
  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01).. 2005     1.143         1.206             --
                                                             2004     1.000         1.143             --
Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (5/01)............................ 2005     1.073         1.101             --
                                                             2004     1.000         1.073             --

  Investors Fund -- Class I (5/01).......................... 2005     1.070         1.124             --
                                                             2004     1.000         1.070             --

  Small Cap Growth Fund -- Class I (5/01)................... 2005     1.167         1.208             --
                                                             2004     1.000         1.167             --
The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/05)................. 2005     1.000         1.143             --

  Convertible Securities Portfolio (6/05)................... 2005     1.000         1.034             --

  Disciplined Mid Cap Stock Portfolio (5/98)................ 2005     1.117         1.238            332
                                                             2004     1.000         1.117             --

  Large Cap Portfolio (6/05)................................ 2005     1.000         1.079             --

  Mercury Large Cap Core Portfolio (5/05)................... 2005     1.000         1.129             --

  MFS(R) Mid Cap Growth Portfolio (5/01).................... 2005     1.130         1.148             --
                                                             2004     1.000         1.130             --

  MFS(R) Total Return Portfolio (2/95)...................... 2005     1.062         1.078          1,116
                                                             2004     1.000         1.062             --

  MFS(R) Value Portfolio (5/04)............................. 2005     1.094         1.149          6,114
                                                             2004     1.000         1.094             --

                        CONDENSED FINANCIAL INFORMATION

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
  Mondrian International Stock Portfolio (5/04)................. 2005     1.121         1.211             --
                                                                 2004     1.000         1.121             --

  Pioneer Fund Portfolio (2/94)................................. 2005     1.088         1.137             --
                                                                 2004     1.000         1.088             --

  Pioneer Mid Cap Value Portfolio (6/05)........................ 2005     1.000         1.019             --

  Pioneer Strategic Income Portfolio (3/95)..................... 2005     1.057         1.080             --
                                                                 2004     1.000         1.057             --

  Strategic Equity Portfolio (2/95)............................. 2005     1.091         1.098             --
                                                                 2004     1.000         1.091             --

  Style Focus Series: Small Cap Growth Portfolio (5/05)......... 2005     1.000         1.152             --

  Style Focus Series: Small Cap Value Portfolio (5/05).......... 2005     1.000         1.146             --

  U.S. Government Securities Portfolio (1/92)................... 2005     1.013         1.042            310
                                                                 2004     1.000         1.013             --
Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I Shares (9/03).. 2005     0.999         1.009             --
                                                                 2004     1.000         0.999             --

  Smith Barney Aggressive Growth Portfolio (5/01)............... 2005     1.089         1.199          2,788
                                                                 2004     1.000         1.089             --

  Smith Barney Large Capitalization Growth Portfolio (5/01)..... 2005     1.074         1.115             --
                                                                 2004     1.000         1.074             --

  Social Awareness Stock Portfolio (5/92)....................... 2005     1.111         1.143             --
                                                                 2004     1.000         1.111             --
Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03).................. 2005     1.100         1.130             --
                                                                 2004     1.000         1.100             --

                        CONDENSED FINANCIAL INFORMATION

                                                            UNIT VALUE AT               NUMBER OF UNITS
                                                            BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                         ---- ------------- ------------- ---------------
Variable Insurance Products Fund
  Asset Manager SM Portfolio -- Initial Class (1/92).. 2005     1.040         1.067             --
                                                       2004     1.000         1.040             --

  Contrafund(R) Portfolio -- Service Class 2 (5/03)... 2005     1.103         1.268            425
                                                       2004     1.000         1.103             --

  Equity-Income Portfolio -- Initial Class (7/93)..... 2005     1.076         1.123             --
                                                       2004     1.000         1.076             --

  Growth Portfolio -- Initial Class (1/92)............ 2005     1.065         1.111            363
                                                       2004     1.000         1.065             --

  Mid Cap Portfolio -- Service Class 2 (5/01)......... 2005     1.155         1.344         19,541
                                                       2004     1.000         1.155             --

                        CONDENSED FINANCIAL INFORMATION

                        SEPARATE ACCOUNT 1.65% 3.0% AIR



                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
  Capital Appreciation Fund (12/87)                       2005     1.158         1.347            266
                                                          2004     1.000         1.158             --

  Dreyfus Stock Index Fund -- Initial Shares (1/92)...... 2005     1.076         1.108         10,306
                                                          2004     1.000         1.076             --

  High Yield Bond Trust (12/87).......................... 2005     1.041         1.038            990
                                                          2004     1.000         1.041             --

  Managed Assets Trust (12/87)........................... 2005     1.058         1.081             --
                                                          2004     1.000         1.058             --
AllianceBernstein Variable Product Series Fund, Inc.
 AllianceBernstein Large Cap Growth Portfolio --
   Class B (5/01)........................................ 2005     1.092         1.234             --
                                                          2004     1.000         1.092             --
CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (6/93)..... 2005     1.007         1.011             --
                                                          2004     1.000         1.007             --

  CitiStreet International Stock Fund -- Class I (5/93).. 2005     1.128         1.272             --
                                                          2004     1.000         1.128             --

  CitiStreet Large Company Stock Fund -- Class I (6/93).. 2005     1.087         1.140             --
                                                          2004     1.000         1.087             --

  CitiStreet Small Company Stock Fund -- Class I (5/93).. 2005     1.127         1.189            135
                                                          2004     1.000         1.127             --
Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (5/03)...... 2005     1.143         1.205          1,728
                                                          2004     1.000         1.143             --
Dreyfus Variable Investment Fund
 Dreyfus VIF -- Developing Leaders Portfolio -- Initial
   Shares (5/98)......................................... 2005     1.081         1.125            119
                                                          2004     1.000         1.081             --

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
Franklin Templeton Variable Insurance Products Trust
 Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (5/01).............................................. 2005     1.100         1.134            --
                                                               2004     1.000         1.100            --

  Mutual Shares Securities Fund -- Class 2 Shares (5/03)...... 2005     1.084         1.179           169
                                                               2004     1.000         1.084            --

 Templeton Developing Markets Securities Fund -- Class 2
   Shares (5/04).............................................. 2005     1.167         1.463            --
                                                               2004     1.000         1.167            --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.126         1.220           428
                                                               2004     1.000         1.126            --

 Templeton Global Asset Allocation Fund -- Class 1
   Shares (1/92).............................................. 2005     1.126         1.151           731
                                                               2004     1.000         1.126            --

  Templeton Growth Securities Fund -- Class 1 Shares (1/92)... 2005     1.104         1.184           797
                                                               2004     1.000         1.104            --
Greenwich Street Series Fund
  Appreciation Portfolio (5/02)............................... 2005     1.064         1.091            --
                                                               2004     1.000         1.064            --

  Fundamental Value Portfolio (5/01).......................... 2005     1.072         1.105           394
                                                               2004     1.000         1.072            --
Janus Aspen Series
  International Growth Portfolio -- Service Shares (5/01)..... 2005     1.162         1.508            --
                                                               2004     1.000         1.162            --
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03)................ 2005     1.098         1.123            --
                                                               2004     1.000         1.098            --

                        CONDENSED FINANCIAL INFORMATION

                                                                  UNIT VALUE AT                  NUMBER OF UNITS
                                                                  BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                               YEAR     YEAR       END OF YEAR          YEAR
--------------                                               ---- ------------- ------------- ---------------------
PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (5/05)...... 2005     1.000         0.994                --

  Total Return Portfolio -- Administrative Class (5/03)..... 2005     1.010         1.018             3,080
                                                             2004     1.000         1.010                --
Putnam Variable Trust
  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01).. 2005     1.142         1.202             2,295
                                                             2004     1.000         1.142                --
Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (5/01)............................ 2005     1.073         1.098                --
                                                             2004     1.000         1.073                --

  Investors Fund -- Class I (5/01).......................... 2005     1.069         1.120                --
                                                             2004     1.000         1.069                --

  Small Cap Growth Fund -- Class I (5/01)................... 2005     1.167         1.204                 5
                                                             2004     1.000         1.167                --
The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/05)................. 2005     1.000         1.141               234

  Convertible Securities Portfolio (6/05)................... 2005     1.000         1.032                --

  Disciplined Mid Cap Stock Portfolio (5/98)................ 2005     1.116         1.234                --
                                                             2004     1.000         1.116                --

  Large Cap Portfolio (6/05)................................ 2005     1.000         1.078                --

  Mercury Large Cap Core Portfolio (5/05)................... 2005     1.000         1.127                --

  MFS(R) Mid Cap Growth Portfolio (5/01).................... 2005     1.129         1.144                --
                                                             2004     1.000         1.129                --

  MFS(R) Total Return Portfolio (2/95)...................... 2005     1.061         1.075             5,682
                                                             2004     1.000         1.061                --

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
  MFS(R) Value Portfolio (5/04)................................. 2005     1.093         1.145             --
                                                                 2004     1.000         1.093             --

  Mondrian International Stock Portfolio (5/04)................. 2005     1.120         1.207             --
                                                                 2004     1.000         1.120             --

  Pioneer Fund Portfolio (2/94)................................. 2005     1.087         1.133             --
                                                                 2004     1.000         1.087             --

  Pioneer Mid Cap Value Portfolio (6/05)........................ 2005     1.000         1.018             --

  Pioneer Strategic Income Portfolio (3/95)..................... 2005     1.056         1.077             --
                                                                 2004     1.000         1.056             --

  Strategic Equity Portfolio (2/95)............................. 2005     1.090         1.094             --
                                                                 2004     1.000         1.090             --

  Style Focus Series: Small Cap Growth Portfolio (5/05)......... 2005     1.000         1.150             --

  Style Focus Series: Small Cap Value Portfolio (5/05).......... 2005     1.000         1.145             --

  U.S. Government Securities Portfolio (1/92)................... 2005     1.012         1.039             --
                                                                 2004     1.000         1.012             --
Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I Shares (9/03).. 2005     0.999         1.006             --
                                                                 2004     1.000         0.999             --

  Smith Barney Aggressive Growth Portfolio (5/01)............... 2005     1.088         1.195          4,617
                                                                 2004     1.000         1.088             --

  Smith Barney Large Capitalization Growth Portfolio (5/01)..... 2005     1.073         1.111             --
                                                                 2004     1.000         1.073             --

  Social Awareness Stock Portfolio (5/92)....................... 2005     1.110         1.140             --
                                                                 2004     1.000         1.110             --
Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03).................. 2005     1.100         1.126             27
                                                                 2004     1.000         1.100             --

                                                            UNIT VALUE AT               NUMBER OF UNITS
                                                            BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                         ---- ------------- ------------- ---------------
Variable Insurance Products Fund
  Asset Manager SM Portfolio -- Initial Class (1/92).. 2005     1.039         1.064             --
                                                       2004     1.000         1.039             --

  Contrafund(R) Portfolio -- Service Class 2 (5/03)... 2005     1.102         1.264          2,819
                                                       2004     1.000         1.102             --

  Equity-Income Portfolio -- Initial Class (7/93)..... 2005     1.075         1.120            320
                                                       2004     1.000         1.075             --

  Growth Portfolio -- Initial Class (1/92)............ 2005     1.064         1.107             --
                                                       2004     1.000         1.064             --

  Mid Cap Portfolio -- Service Class 2 (5/01)......... 2005     1.154         1.340          6,703
                                                       2004     1.000         1.154             --

                        CONDENSED FINANCIAL INFORMATION

                        SEPARATE ACCOUNT 1.75% 3.0% AIR



                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Capital Appreciation Fund (12/87)........................... 2005     1.000         1.171           --

  Dreyfus Stock Index Fund -- Initial Shares (1/92)........... 2005     1.000         1.034           --

  High Yield Bond Trust (12/87)............................... 2005     1.000         0.991           --

  Managed Assets Trust (12/87)................................ 2005     1.000         1.021           --

AllianceBernstein Variable Product Series Fund, Inc.
 AllianceBernstein Large Cap Growth Portfolio --
   Class B (5/01)............................................. 2005     1.000         1.160           --

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (6/93).......... 2005     1.000         0.996           --

  CitiStreet International Stock Fund -- Class I (5/93)....... 2005     1.000         1.122           --

  CitiStreet Large Company Stock Fund -- Class I (6/93)....... 2005     1.000         1.051           --

  CitiStreet Small Company Stock Fund -- Class I (5/93)....... 2005     1.000         1.080           --

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (5/03)........... 2005     1.000         1.089           --
Dreyfus Variable Investment Fund
 Dreyfus VIF -- Developing Leaders Portfolio -- Initial
   Shares (5/98).............................................. 2005     1.000         1.062           --
Franklin Templeton Variable Insurance Products Trust
 Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (5/01).............................................. 2005     1.000         1.056           --

  Mutual Shares Securities Fund -- Class 2 Shares (5/03)...... 2005     1.000         1.084           --

 Templeton Developing Markets Securities Fund -- Class 2
   Shares (5/04).............................................. 2005     1.000         1.213           --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.000         1.076           --

                        CONDENSED FINANCIAL INFORMATION

                                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                ---- ------------- ------------- ---------------
 Templeton Global Asset Allocation Fund -- Class 1
   Shares (1/92)............................................. 2005     1.000         1.027           --

  Templeton Growth Securities Fund -- Class 1 Shares (1/92).. 2005     1.000         1.068           --

Greenwich Street Series Fund
  Appreciation Portfolio (5/02).............................. 2005     1.000         1.018           --

  Fundamental Value Portfolio (5/01)......................... 2005     1.000         1.043           --

Janus Aspen Series
  International Growth Portfolio -- Service Shares (5/01).... 2005     1.000         1.279           --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03)............... 2005     1.000         1.033           --

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (5/05)....... 2005     1.000         0.994           --

  Total Return Portfolio -- Administrative Class (5/03)...... 2005     1.000         1.002           --

Putnam Variable Trust
  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01)... 2005     1.000         1.058           --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (5/01)............................. 2005     1.000         1.038           --

  Investors Fund -- Class I (5/01)........................... 2005     1.000         1.050           --

  Small Cap Growth Fund -- Class I (5/01).................... 2005     1.000         1.079           --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/05).................. 2005     1.000         1.141           --

  Convertible Securities Portfolio (6/05).................... 2005     1.000         1.032           --

  Disciplined Mid Cap Stock Portfolio (5/98)................. 2005     1.000         1.098           --

  Large Cap Portfolio (6/05)................................. 2005     1.000         1.077           --

                        CONDENSED FINANCIAL INFORMATION

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
  Mercury Large Cap Core Portfolio (5/05)....................... 2005     1.000         1.127           --

  MFS(R) Mid Cap Growth Portfolio (5/01)........................ 2005     1.000         1.050           --

  MFS(R) Total Return Portfolio (2/95).......................... 2005     1.000         1.013           --

  MFS(R) Value Portfolio (5/04)................................. 2005     1.000         1.039           --

  Mondrian International Stock Portfolio (5/04)................. 2005     1.000         1.072           --

  Pioneer Fund Portfolio (2/94)................................. 2005     1.000         1.048           --

  Pioneer Mid Cap Value Portfolio (6/05)........................ 2005     1.000         1.017           --

  Pioneer Strategic Income Portfolio (3/95)..................... 2005     1.000         1.010           --

  Strategic Equity Portfolio (2/95)............................. 2005     1.000         1.047           --

  Style Focus Series: Small Cap Growth Portfolio (5/05)......... 2005     1.000         1.150           --

  Style Focus Series: Small Cap Value Portfolio (5/05).......... 2005     1.000         1.144           --

  U.S. Government Securities Portfolio (1/92)................... 2005     1.000         1.002           --

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I Shares (9/03).. 2005     1.000         1.005           --

  Smith Barney Aggressive Growth Portfolio (5/01)............... 2005     1.000         1.112           --

  Smith Barney Large Capitalization Growth Portfolio (5/01)..... 2005     1.000         1.059           --

  Social Awareness Stock Portfolio (5/92)....................... 2005     1.000         1.048           --

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03).................. 2005     1.000         1.033           --

Variable Insurance Products Fund
  Asset Manager SM Portfolio -- Initial Class (1/92)............ 2005     1.000         1.024           --

                        CONDENSED FINANCIAL INFORMATION

                                                           UNIT VALUE AT                  NUMBER OF UNITS
                                                           BEGINNING OF  UNIT VALUE AT OUTSTANDING AT END OF
PORTFOLIO NAME                                        YEAR     YEAR       END OF YEAR          YEAR
--------------                                        ---- ------------- ------------- ---------------------
  Contrafund(R) Portfolio -- Service Class 2 (5/03).. 2005     1.000         1.135              --

  Equity-Income Portfolio -- Initial Class (7/93).... 2005     1.000         1.040              --

  Growth Portfolio -- Initial Class (1/92)........... 2005     1.000         1.055              --

  Mid Cap Portfolio -- Service Class 2 (5/01)........ 2005     1.000         1.143              --

                        CONDENSED FINANCIAL INFORMATION

                        SEPARATE ACCOUNT 1.80% 3.0% AIR



                                                                UNIT VALUE AT               NUMBER OF UNITS
                                                                BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                             YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                             ---- ------------- ------------- ---------------
  Capital Appreciation Fund (12/87)....................... 2005     1.158         1.344           --
                                                           2004     1.000         1.158           --

  Dreyfus Stock Index Fund -- Initial Shares (1/92)....... 2005     1.075         1.106           --
                                                           2004     1.000         1.075           --

  High Yield Bond Trust (12/87)........................... 2005     1.041         1.036           --
                                                           2004     1.000         1.041           --

  Managed Assets Trust (12/87)............................ 2005     1.058         1.079           --
                                                           2004     1.000         1.058           --

AllianceBernstein Variable Product Series Fund, Inc.
 AllianceBernstein Large Cap Growth Portfolio --
   Class B (5/01)......................................... 2005     1.091         1.231           --
                                                           2004     1.000         1.091           --

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (6/93)...... 2005     1.007         1.009           --
                                                           2004     1.000         1.007           --

  CitiStreet International Stock Fund -- Class I (5/93)... 2005     1.127         1.269           --
                                                           2004     1.000         1.127           --

  CitiStreet Large Company Stock Fund -- Class I (6/93)... 2005     1.086         1.138           --
                                                           2004     1.000         1.086           --

  CitiStreet Small Company Stock Fund -- Class I (5/93)... 2005     1.126         1.186           --
                                                           2004     1.000         1.126           --
Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (5/03)....... 2005     1.143         1.203           --
                                                           2004     1.000         1.143           --

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
  Shares (5/98)........................................... 2005     1.080         1.122           --
                                                           2004     1.000         1.080           --

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
Franklin Templeton Variable Insurance Products Trust
 Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (5/01).............................................. 2005     1.100         1.132           --
                                                               2004     1.000         1.100           --

  Mutual Shares Securities Fund -- Class 2 Shares (5/03)...... 2005     1.083         1.176           --
                                                               2004     1.000         1.083           --

 Templeton Developing Markets Securities Fund -- Class 2
   Shares (5/04).............................................. 2005     1.167         1.461           --
                                                               2004     1.000         1.167           --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.126         1.218           --
                                                               2004     1.000         1.126           --

 Templeton Global Asset Allocation Fund -- Class 1
   Shares (1/92).............................................. 2005     1.126         1.148           --
                                                               2004     1.000         1.126           --

  Templeton Growth Securities Fund -- Class 1 Shares (1/92)... 2005     1.103         1.182           --
                                                               2004     1.000         1.103           --

Greenwich Street Series Fund
  Appreciation Portfolio (5/02)............................... 2005     1.063         1.089           --
                                                               2004     1.000         1.063           --

  Fundamental Value Portfolio (5/01).......................... 2005     1.072         1.103           --
                                                               2004     1.000         1.072           --

Janus Aspen Series
  International Growth Portfolio -- Service Shares (5/01)..... 2005     1.161         1.505           --
                                                               2004     1.000         1.161           --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03)................ 2005     1.097         1.121           --
                                                               2004     1.000         1.097           --

                        CONDENSED FINANCIAL INFORMATION

                                                                  UNIT VALUE AT               NUMBER OF UNITS
                                                                  BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                               YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                               ---- ------------- ------------- ---------------
PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (5/05)...... 2005     1.000         0.993           --

  Total Return Portfolio -- Administrative Class (5/03)..... 2005     1.010         1.016           --
                                                             2004     1.000         1.010           --

Putnam Variable Trust
  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01).. 2005     1.141         1.200           --
                                                             2004     1.000         1.141           --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (5/01)............................ 2005     1.072         1.096           --
                                                             2004     1.000         1.072           --

  Investors Fund -- Class I (5/01).......................... 2005     1.068         1.118           --
                                                             2004     1.000         1.068           --

  Small Cap Growth Fund -- Class I (5/01)................... 2005     1.166         1.201           --
                                                             2004     1.000         1.166           --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/05)................. 2005     1.000         1.140           --

  Convertible Securities Portfolio (6/05)................... 2005     1.000         1.032           --

  Disciplined Mid Cap Stock Portfolio (5/98)................ 2005     1.115         1.232           --
                                                             2004     1.000         1.115           --

  Large Cap Portfolio (6/05)................................ 2005     1.000         1.077           --

  Mercury Large Cap Core Portfolio (5/05)................... 2005     1.000         1.126           --

  MFS(R) Mid Cap Growth Portfolio (5/01).................... 2005     1.128         1.142           --
                                                             2004     1.000         1.128           --

  MFS(R) Total Return Portfolio (2/95)...................... 2005     1.061         1.073           --
                                                             2004     1.000         1.061           --

  MFS(R) Value Portfolio (5/04)............................. 2005     1.093         1.143           --
                                                             2004     1.000         1.093           --

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------

  Mondrian International Stock Portfolio (5/04)................. 2005     1.120         1.205           --
                                                                 2004     1.000         1.120           --

  Pioneer Fund Portfolio (2/94)................................. 2005     1.086         1.131           --
                                                                 2004     1.000         1.086           --

  Pioneer Mid Cap Value Portfolio (6/05)........................ 2005     1.000         1.017           --

  Pioneer Strategic Income Portfolio (3/95)..................... 2005     1.056         1.075           --
                                                                 2004     1.000         1.056           --

  Strategic Equity Portfolio (2/95)............................. 2005     1.090         1.092           --
                                                                 2004     1.000         1.090           --

  Style Focus Series: Small Cap Growth Portfolio (5/05)......... 2005     1.000         1.149           --

  Style Focus Series: Small Cap Value Portfolio (5/05).......... 2005     1.000         1.144           --

  U.S. Government Securities Portfolio (1/92)................... 2005     1.012         1.037           --
                                                                 2004     1.000         1.012           --

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I Shares (9/03).. 2005     0.998         1.004           --
                                                                 2004     1.000         0.998           --

  Smith Barney Aggressive Growth Portfolio (5/01)............... 2005     1.087         1.192           --
                                                                 2004     1.000         1.087           --

  Smith Barney Large Capitalization Growth Portfolio (5/01)..... 2005     1.073         1.109           --
                                                                 2004     1.000         1.073           --

  Social Awareness Stock Portfolio (5/92)....................... 2005     1.109         1.137           --
                                                                 2004     1.000         1.109           --

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03).................. 2005     1.099         1.124           --
                                                                 2004     1.000         1.099           --

Variable Insurance Products Fund
  Asset Manager SM Portfolio -- Initial Class (1/92)............ 2005     1.039         1.062           --
                                                                 2004     1.000         1.039           --

                                                           UNIT VALUE AT               NUMBER OF UNITS
                                                           BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                        YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                        ---- ------------- ------------- ---------------
  Contrafund(R) Portfolio -- Service Class 2 (5/03).. 2005     1.101         1.262           --
                                                      2004     1.000         1.101           --

  Equity-Income Portfolio -- Initial Class (7/93).... 2005     1.075         1.118           --
                                                      2004     1.000         1.075           --

  Growth Portfolio -- Initial Class (1/92)........... 2005     1.063         1.105           --
                                                      2004     1.000         1.063           --

  Mid Cap Portfolio -- Service Class 2 (5/01)........ 2005     1.153         1.337           --
                                                      2004     1.000         1.153           --



                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.

"Number of Units outstanding at the end of year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/18/2005: AllianceBernstein Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Large Cap Growth Portfolio -- Class B.

Effective 04/18/2005: Franklin Small Cap Fund -- Class 2 Shares changed its name to Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares.

On 02/25/2005, The Travelers Series Trust: MFS Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS Mid Cap Growth Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund -- Class A was replaced by the Travelers Series Trust: AIM Capital Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, the Fidelity Advisor Series I: Advisor Growth Opportunities Fund -- Class T was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Funds, Inc: AIM Charter Fund--Class A was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by the Travelers Series Trust: Pioneer Strategic Income Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was replaced by the Travelers Series Trust: U.S. Government Securities Portfolio, and is no longer available as a funding option.

Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares is no longer available to new Contract Owners

AllianceBernstein Large Cap Growth Portfolio is no longer available to new Contract Owners

Salomon Brothers All Cap Fund -- Class I is no available to new Contract Owners

                          UNIVERSAL ANNUITY ADVANTAGE

                        CONDENSED FINANCIAL INFORMATION

                        CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                        SEPARATE ACCOUNT 1.40% 3.5% AIR



                                                                UNIT VALUE AT               NUMBER OF UNITS
                                                                BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                             YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                             ---- ------------- ------------- ---------------
  Capital Appreciation Fund (12/87)....................... 2005     1.141         1.330          9,785
                                                           2004     1.000         1.141             --

  Dreyfus Stock Index Fund -- Initial Shares (1/92)....... 2005     1.078         1.113             --
                                                           2004     1.000         1.078             --

  High Yield Bond Trust (12/87)........................... 2005     1.036         1.035             --
                                                           2004     1.000         1.036             --

  Managed Assets Trust (12/87)............................ 2005     1.055         1.080          8,112
                                                           2004     1.000         1.055             --

AllianceBernstein Variable Product Series Fund, Inc.
 AllianceBernstein Large Cap Growth Portfolio --
   Class B (5/01)......................................... 2005     1.096         1.241            460
                                                           2004     1.000         1.096             --

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (6/93)...... 2005     1.005         1.012             --
                                                           2004     1.000         1.005             --

  CitiStreet International Stock Fund -- Class I (5/93)... 2005     1.106         1.251             --
                                                           2004     1.000         1.106             --

  CitiStreet Large Company Stock Fund -- Class I (6/93)... 2005     1.087         1.144            434
                                                           2004     1.000         1.087             --

  CitiStreet Small Company Stock Fund -- Class I (5/93)... 2005     1.115         1.180          1,720
                                                           2004     1.000         1.115             --

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (5/03)....... 2005     1.122         1.185            213
                                                           2004     1.000         1.122             --

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
  Shares (5/98)........................................... 2005     1.066         1.112            476
                                                           2004     1.000         1.066             --

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
Franklin Templeton Variable Insurance Products Trust
 Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (5/01).............................................. 2005     1.096         1.132             --
                                                               2004     1.000         1.096             --

  Mutual Shares Securities Fund -- Class 2 Shares (5/03)...... 2005     1.076         1.173             --
                                                               2004     1.000         1.076             --

  Templeton Developing Markets Securities Fund -- Class 2
  Shares (5/04)............................................... 2005     1.114         1.400            200
                                                               2004     1.000         1.114             --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.111         1.207            289
                                                               2004     1.000         1.111             --

  Templeton Global Asset Allocation Fund -- Class 1
  Shares (1/92)............................................... 2005     1.111         1.138          7,819
                                                               2004     1.000         1.111             --

  Templeton Growth Securities Fund -- Class 1 Shares (1/92)... 2005     1.097         1.179             --
                                                               2004     1.000         1.097             --

Greenwich Street Series Fund
  Appreciation Portfolio (5/02)............................... 2005     1.062         1.092          8,379
                                                               2004     1.000         1.062             --

  Fundamental Value Portfolio (5/01).......................... 2005     1.075         1.110            224
                                                               2004     1.000         1.075             --

Janus Aspen Series
  International Growth Portfolio -- Service Shares (5/01)..... 2005     1.127         1.467             --
                                                               2004     1.000         1.127             --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03)................ 2005     1.111         1.140             --
                                                               2004     1.000         1.111             --

                        CONDENSED FINANCIAL INFORMATION

                                                                  UNIT VALUE AT               NUMBER OF UNITS
                                                                  BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                               YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                               ---- ------------- ------------- ---------------
PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (5/05)...... 2005     1.000         0.996            546

  Total Return Portfolio -- Administrative Class (5/03)..... 2005     1.008         1.018            978
                                                             2004     1.000         1.008             --

Putnam Variable Trust
  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01).. 2005     1.131         1.194            229
                                                             2004     1.000         1.131             --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (5/01)............................ 2005     1.073         1.101             --
                                                             2004     1.000         1.073             --

  Investors Fund -- Class I (5/01).......................... 2005     1.074         1.128             --
                                                             2004     1.000         1.074             --

  Small Cap Growth Fund -- Class I (5/01)................... 2005     1.138         1.177            219
                                                             2004     1.000         1.138             --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/05)................. 2005     1.000         1.143             --

  Convertible Securities Portfolio (6/05)................... 2005     1.000         1.034             34

  Disciplined Mid Cap Stock Portfolio (5/98)................ 2005     1.110         1.231          1,786
                                                             2004     1.000         1.110             --

  Large Cap Portfolio (6/05)................................ 2005     1.000         1.079             --

  Managed Allocation Series: Aggressive Portfolio (11/05)... 2005     1.000         1.033             --

  Managed Allocation Series: Moderate Portfolio (8/05)...... 2005     1.000         1.033             35

 Managed Allocation Series: Moderate-Aggressive
   Portfolio (10/05)........................................ 2005     1.000         1.041             --

 Managed Allocation Series: Moderate-Conservative
   Portfolio (11/05)........................................ 2005     1.000         1.023             --

                        CONDENSED FINANCIAL INFORMATION

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
  Mercury Large Cap Core Portfolio (5/05)....................... 2005     1.000         1.129             --

  MFS(R) Mid Cap Growth Portfolio (5/01)........................ 2005     1.126         1.144            624
                                                                 2004     1.000         1.126             --

  MFS(R) Total Return Portfolio (2/95).......................... 2005     1.058         1.074         10,710
                                                                 2004     1.000         1.058             --

  MFS(R) Value Portfolio (5/04)................................. 2005     1.083         1.137             --
                                                                 2004     1.000         1.083             --

  Mondrian International Stock Portfolio (5/04)................. 2005     1.096         1.183            336
                                                                 2004     1.000         1.096             --

  Pioneer Fund Portfolio (2/94)................................. 2005     1.084         1.133             --
                                                                 2004     1.000         1.084             --

  Pioneer Mid Cap Value Portfolio (6/05)........................ 2005     1.000         1.019             18

  Pioneer Strategic Income Portfolio (3/95)..................... 2005     1.042         1.065            604
                                                                 2004     1.000         1.042             --

  Strategic Equity Portfolio (2/95)............................. 2005     1.087         1.093             --
                                                                 2004     1.000         1.087             --

  Style Focus Series: Small Cap Growth Portfolio (5/05)......... 2005     1.000         1.152             --

  Style Focus Series: Small Cap Value Portfolio (5/05).......... 2005     1.000         1.146             --

  U.S. Government Securities Portfolio (1/92)................... 2005     1.008         1.037            437
                                                                 2004     1.000         1.008             --

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I Shares (9/03).. 2005     0.999         1.008             --
                                                                 2004     1.000         0.999             --

  Smith Barney Aggressive Growth Portfolio (5/01)............... 2005     1.080         1.189            722
                                                                 2004     1.000         1.080             --

                        CONDENSED FINANCIAL INFORMATION

                                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                ---- ------------- ------------- ---------------
  Smith Barney Large Capitalization Growth Portfolio (5/01).. 2005     1.098         1.140             88
                                                              2004     1.000         1.098             --

  Social Awareness Stock Portfolio (5/92).................... 2005     1.107         1.140             --
                                                              2004     1.000         1.107             --

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03)............... 2005     1.081         1.110             --
                                                              2004     1.000         1.081             --

Variable Insurance Products Fund
  Asset Manager SM Portfolio -- Initial Class (1/92)......... 2005     1.045         1.072             --
                                                              2004     1.000         1.045             --

  Contrafund(R) Portfolio -- Service Class 2 (5/03).......... 2005     1.087         1.250          4,206
                                                              2004     1.000         1.087             --

  Equity-Income Portfolio -- Initial Class (7/93)............ 2005     1.076         1.123          1,024
                                                              2004     1.000         1.076             --

  Growth Portfolio -- Initial Class (1/92)................... 2005     1.076         1.123            470
                                                              2004     1.000         1.076             --

  Mid Cap Portfolio -- Service Class 2 (5/01)................ 2005     1.119         1.303          3,581
                                                              2004     1.000         1.119             --

                        CONDENSED FINANCIAL INFORMATION

                        SEPARATE ACCOUNT 1.65% 3.5% AIR



                                                                UNIT VALUE AT               NUMBER OF UNITS
                                                                BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                             YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                             ---- ------------- ------------- ---------------
  Capital Appreciation Fund (12/87)....................... 2005     1.140         1.326           981
                                                           2004     1.000         1.140            --

  Dreyfus Stock Index Fund -- Initial Shares (1/92)....... 2005     1.078         1.110           469
                                                           2004     1.000         1.078            --

  High Yield Bond Trust (12/87)........................... 2005     1.035         1.032            97
                                                           2004     1.000         1.035            --

  Managed Assets Trust (12/87)............................ 2005     1.054         1.077           189
                                                           2004     1.000         1.054            --

AllianceBernstein Variable Product Series Fund, Inc.
 AllianceBernstein Large Cap Growth Portfolio --
   Class B (5/01)......................................... 2005     1.095         1.237            --
                                                           2004     1.000         1.095            --

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (6/93)...... 2005     1.005         1.009            --
                                                           2004     1.000         1.005            --

  CitiStreet International Stock Fund -- Class I (5/93)... 2005     1.106         1.247            --
                                                           2004     1.000         1.106            --

  CitiStreet Large Company Stock Fund -- Class I (6/93)... 2005     1.087         1.140            --
                                                           2004     1.000         1.087            --

  CitiStreet Small Company Stock Fund -- Class I (5/93)... 2005     1.115         1.176            --
                                                           2004     1.000         1.115            --

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (5/03)....... 2005     1.121         1.182            87
                                                           2004     1.000         1.121            --

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
    Shares (5/98)......................................... 2005     1.065         1.108            94
                                                           2004     1.000         1.065            --

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
Franklin Templeton Variable Insurance Products Trust
 Franklin Small-Mid Cap Growth Securities Fund -- Class 2
   Shares (5/01).............................................. 2005     1.095         1.129            --
                                                               2004     1.000         1.095            --

  Mutual Shares Securities Fund -- Class 2 Shares (5/03)...... 2005     1.075         1.169           553
                                                               2004     1.000         1.075            --

 Templeton Developing Markets Securities Fund -- Class 2
   Shares (5/04).............................................. 2005     1.113         1.395            81
                                                               2004     1.000         1.113            --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.110         1.203            --
                                                               2004     1.000         1.110            --

 Templeton Global Asset Allocation Fund -- Class 1
   Shares (1/92).............................................. 2005     1.111         1.135            --
                                                               2004     1.000         1.111            --

  Templeton Growth Securities Fund -- Class 1 Shares (1/92)... 2005     1.096         1.176           951
                                                               2004     1.000         1.096            --

Greenwich Street Series Fund
  Appreciation Portfolio (5/02)............................... 2005     1.061         1.088            --
                                                               2004     1.000         1.061            --

  Fundamental Value Portfolio (5/01).......................... 2005     1.074         1.107            --
                                                               2004     1.000         1.074            --

Janus Aspen Series
  International Growth Portfolio -- Service Shares (5/01)..... 2005     1.126         1.462            --
                                                               2004     1.000         1.126            --
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/03)................ 2005     1.111         1.136            --
                                                               2004     1.000         1.111            --

                        CONDENSED FINANCIAL INFORMATION

                                                                  UNIT VALUE AT               NUMBER OF UNITS
                                                                  BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                               YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                               ---- ------------- ------------- ---------------
PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (5/05)...... 2005     1.000         0.994            --

  Total Return Portfolio -- Administrative Class (5/03)..... 2005     1.007         1.015           195
                                                             2004     1.000         1.007            --

Putnam Variable Trust
  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01).. 2005     1.131         1.191            --
                                                             2004     1.000         1.131            --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (5/01)............................ 2005     1.073         1.098            --
                                                             2004     1.000         1.073            --

  Investors Fund -- Class I (5/01).......................... 2005     1.073         1.125            --
                                                             2004     1.000         1.073            --

  Small Cap Growth Fund -- Class I (5/01)................... 2005     1.138         1.174           200
                                                             2004     1.000         1.138            --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/05)................. 2005     1.000         1.141            --

  Convertible Securities Portfolio (6/05)................... 2005     1.000         1.032            --

  Disciplined Mid Cap Stock Portfolio (5/98)................ 2005     1.109         1.227            --
                                                             2004     1.000         1.109            --

  Large Cap Portfolio (6/05)................................ 2005     1.000         1.078            --

  Managed Allocation Series: Aggressive Portfolio (11/05)... 2005     1.000         1.033            --

  Managed Allocation Series: Moderate Portfolio (8/05)...... 2005     1.000         1.032            --

 Managed Allocation Series: Moderate-Aggressive
   Portfolio (10/05)........................................ 2005     1.000         1.041            --

 Managed Allocation Series: Moderate-Conservative
   Portfolio (11/05)........................................ 2005     1.000         1.022            --

                        CONDENSED FINANCIAL INFORMATION

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
  Mercury Large Cap Core Portfolio (5/05)....................... 2005     1.000         1.127             --

  MFS(R) Mid Cap Growth Portfolio (5/01)........................ 2005     1.125         1.141             --
                                                                 2004     1.000         1.125             --

  MFS(R) Total Return Portfolio (2/95).......................... 2005     1.058         1.071          1,822
                                                                 2004     1.000         1.058             --

  MFS(R) Value Portfolio (5/04)................................. 2005     1.082         1.134             --
                                                                 2004     1.000         1.082             --

  Mondrian International Stock Portfolio (5/04)................. 2005     1.095         1.180             --
                                                                 2004     1.000         1.095             --

  Pioneer Fund Portfolio (2/94)................................. 2005     1.083         1.130             --
                                                                 2004     1.000         1.083             --

  Pioneer Mid Cap Value Portfolio (6/05)........................ 2005     1.000         1.018             --

  Pioneer Strategic Income Portfolio (3/95)..................... 2005     1.041         1.061             --
                                                                 2004     1.000         1.041             --

  Strategic Equity Portfolio (2/95)............................. 2005     1.086         1.090             --
                                                                 2004     1.000         1.086             --

  Style Focus Series: Small Cap Growth Portfolio (5/05)......... 2005     1.000         1.150             --

  Style Focus Series: Small Cap Value Portfolio (5/05).......... 2005     1.000         1.145             --

  U.S. Government Securities Portfolio (1/92)................... 2005     1.007         1.034             --
                                                                 2004     1.000         1.007             --
Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I Shares (9/03).. 2005     0.998         1.005             --
                                                                 2004     1.000         0.998             --

  Smith Barney Aggressive Growth Portfolio (5/01)............... 2005     1.079         1.186            181
                                                                 2004     1.000         1.079             --

                        CONDENSED FINANCIAL INFORMATION

                                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                ---- ------------- ------------- ---------------
  Smith Barney Large Capitalization Growth Portfolio (5/01).. 2005     1.098         1.136             --
                                                              2004     1.000         1.098             --

  Social Awareness Stock Portfolio (5/92).................... 2005     1.107         1.136             --
                                                              2004     1.000         1.107             --
Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03)............... 2005     1.081         1.107             --
                                                              2004     1.000         1.081             --
Variable Insurance Products Fund
  Asset Manager SM Portfolio -- Initial Class (1/92)......... 2005     1.044         1.069             --
                                                              2004     1.000         1.044             --

  Contrafund(R) Portfolio -- Service Class 2 (5/03).......... 2005     1.086         1.246            694
                                                              2004     1.000         1.086             --

  Equity-Income Portfolio -- Initial Class (7/93)............ 2005     1.075         1.120          1,211
                                                              2004     1.000         1.075             --

  Growth Portfolio -- Initial Class (1/92)................... 2005     1.076         1.119             93
                                                              2004     1.000         1.076             --

  Mid Cap Portfolio -- Service Class 2 (5/01)................ 2005     1.119         1.299             --
                                                              2004     1.000         1.119             --

                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.

"Number of Units outstanding at the end of year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all subaccounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/18/2005: AllianceBernstein Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Large CapGrowth Portfolio -- Class B.

Effective 04/18/2005: Franklin Small Cap Fund -- Class 2 Shares changed its name to Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares.

On 02/25/2005, The Travelers Series Trust: MFS Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS Mid Cap Growth Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund -- Class A was replaced by the Travelers Series Trust: AIM Capital Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, the Fidelity Advisor Series I: Advisor Growth Opportunities Fund -- Class T was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Funds, Inc: AIM Charter Fund -- Class A was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by the Travelers Series Trust: Pioneer Strategic Income Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc.: Dreyfus A Bonds Plus, Inc. was replaced by the Travelers Series Trust: U.S. Government Securities Portfolio, and is no longer available as a funding option.

AllianceBernstein Large Cap Growth Portfolio -- Class B is no longer available to new Contract Owners.

Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares is no longer available to new Contract Owners.

Salomon Brothers Variable All Cap Fund -- Class I is no longer available to new Contract Owners.

ANNUAL REPORT
DECEMBER 31, 2005

                           THE TRAVELERS FUND U
                           FOR VARIABLE ANNUITIES
                                        OF
                           THE TRAVELERS INSURANCE COMPANY

The Travelers Insurance Company
One Cityplace
Hartford, CT 06103

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
The Travelers Fund U for Variable Annuities and the Board of Directors of The Travelers Insurance Company:

We have audited the accompanying statement of assets and liabilities of the sub-accounts (as disclosed in Appendix A) comprising The Travelers Fund U for Variable Annuities (the "Separate Account") of The Travelers Insurance Company ("TIC") as of December 31, 2005, and the related statements of operations and changes in net assets for the period in the year then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising The Travelers Fund U for Variable Annuities of TIC as of December 31, 2005, the results of their operations and the changes in their net assets for the period in the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 15, 2006

                                   APPENDIX A

                       AIM Capital Appreciation Portfolio
                             All Cap Fund - Class I
             AllianceBernstein Large-Cap Growth Portfolio - Class B
                             Appreciation Portfolio
                   Asset Manager SM Portfolio - Initial Class
                            Capital Appreciation Fund
                   CitiStreet Diversified Bond Fund - Class I
                  CitiStreet International Stock Fund - Class I
                  CitiStreet Large Company Stock Fund - Class I
                  CitiStreet Small Company Stock Fund - Class I
                      Comstock Portfolio - Class II Shares
                     Contrafund Portfolio - Service Class 2
                        Convertible Securities Portfolio
                    Delaware VIP REIT Series - Standard Class
                       Disciplined Mid Cap Stock Portfolio
                    Dreyfus Stock Index Fund - Initial Shares
           Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
                    Equity - Income Portfolio - Initial Class
         Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares
                           Fundamental Value Portfolio
                        Growth Portfolio - Initial Class
                      High Income Portfolio - Initial Class
                              High Yield Bond Trust
                 International Growth Portfolio - Service Shares
                            Investors Fund - Class I
                               Large Cap Portfolio
                      Lazard Retirement Small Cap Portfolio
                 Managed Allocation Series: Aggressive Portfolio
                  Managed Allocation Series: Moderate Portfolio
            Managed Allocation Series: Moderate-Aggressive Portfolio
           Managed Allocation Series: Moderate-Conservative Portfolio
                              Managed Assets Trust
                        Mercury Large Cap Core Portfolio
                          MFS Mid Cap Growth Portfolio
                           MFS Total Return Portfolio
                               MFS Value Portfolio
                       Mid Cap Portfolio - Service Class 2
                     Mondrian International Stock Portfolio
                 Mutual Shares Securities Fund - Class 2 Shares
                             Pioneer Fund Portfolio
                         Pioneer Mid Cap Value Portfolio
                       Pioneer Strategic Income Portfolio
              Putnam VT International Equity Fund - Class IB Shares
                Putnam VT Small Cap Value Fund - Class IB Shares
                  Real Return Portfolio - Administrative Class
                Salomon Brothers Strategic Total Return Bond Fund
              SB Adjustable Rate Income Portfolio - Class I Shares
                         Small Cap Growth Fund - Class I
                    Smith Barney Aggressive Growth Portfolio
               Smith Barney International All Cap Growth Portfolio
                     Smith Barney Large Cap Value Portfolio
               Smith Barney Large Capitalization Growth Portfolio
                        Social Awareness Stock Portfolio
                           Strategic Equity Portfolio
                 Style Focus Series: Small Cap Growth Portfolio
                  Style Focus Series: Small Cap Value Portfolio
          Templeton Developing Markets Securities Fund - Class 2 Shares
               Templeton Foreign Securities Fund - Class 2 Shares
             Templeton Global Asset Allocation Fund - Class 1 Shares
                Templeton Growth Securities Fund - Class 1 Shares
                  Total Return Portfolio - Administrative Class
                      U.S. Government Securities Portfolio

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Travelers Insurance Company and Owners of Variable Annuity Contracts of The Travelers Fund U for Variable Annuities:

We have audited the statement of changes in net assets of The Travelers Fund U for Variable Annuities (comprised of the sub-accounts disclosed in Note 1) for the year or lesser periods ended December 31, 2004 and the financial highlights for each of the years or lesser periods in the four-year period then ended. The statement of changes in net assets and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the statement of changes in net assets and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statement of changes in net assets and financial highlights referred to above present fairly, in all material respects, the changes in net assets of each of the sub-accounts constituting The Travelers Fund U for Variable Annuities for the year or lesser periods then ended, and the financial highlights for each of the years or lesser periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Hartford, Connecticut
March 16, 2005

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                            CAPITAL           DREYFUS STOCK
                                         APPRECIATION          INDEX FUND -             HIGH YIELD            MANAGED
                                             FUND             INITIAL SHARES            BOND TRUST          ASSETS TRUST
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $   593,705,548       $   428,343,006       $    43,961,329       $   197,596,018
                                        ---------------       ---------------       ---------------       ---------------

    Total Assets .............              593,705,548           428,343,006            43,961,329           197,596,018
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                   20,333                14,670                 1,505                 6,767
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                   20,333                14,670                 1,505                 6,767
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $   593,685,215       $   428,328,336       $    43,959,824       $   197,589,251
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                       ALLIANCEBERNSTEIN                                                    CITISTREET
                                           LARGE-CAP              CITISTREET           CITISTREET             LARGE
                                            GROWTH               DIVERSIFIED         INTERNATIONAL           COMPANY
                                          PORTFOLIO -            BOND FUND -          STOCK FUND -         STOCK FUND -
                                            CLASS B                CLASS I              CLASS I              CLASS I
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $     3,912,235       $   346,728,750       $   230,675,694       $   347,128,035
                                        ---------------       ---------------       ---------------       ---------------

    Total Assets .............                3,912,235           346,728,750           230,675,694           347,128,035
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      134                11,875                 7,900                11,888
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                      134                11,875                 7,900                11,888
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $     3,912,101       $   346,716,875       $   230,667,794       $   347,116,147
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                   FRANKLIN
                                                                   SMALL-MID                               TEMPLETON
                                                                      CAP                MUTUAL            DEVELOPING
   CITISTREET           DELAWARE          DREYFUS VIF -             GROWTH               SHARES             MARKETS
      SMALL             VIP REIT            DEVELOPING            SECURITIES           SECURITIES          SECURITIES
     COMPANY            SERIES -             LEADERS                FUND -               FUND -              FUND -
  STOCK FUND -          STANDARD           PORTFOLIO -              CLASS 2             CLASS 2             CLASS 2
     CLASS I             CLASS            INITIAL SHARES            SHARES               SHARES              SHARES
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$   213,787,404      $    23,217,444      $    65,196,736      $     4,193,880      $    11,147,505      $    12,211,270
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

    213,787,404           23,217,444           65,196,736            4,193,880           11,147,505           12,211,270
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




          7,322                  795                2,233                  143                  382                  418
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

          7,322                  795                2,233                  143                  382                  418
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$   213,780,082      $    23,216,649      $    65,194,503      $     4,193,737      $    11,147,123      $    12,210,852
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                            TEMPLETON            TEMPLETON            TEMPLETON
                                             FOREIGN            GLOBAL ASSET            GROWTH
                                           SECURITIES            ALLOCATION           SECURITIES
                                             FUND -                FUND -               FUND -
                                             CLASS 2              CLASS 1              CLASS 1             APPRECIATION
                                             SHARES                SHARES               SHARES              PORTFOLIO
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $     5,386,252       $   159,777,189       $   326,997,675       $     7,805,647
                                        ---------------       ---------------       ---------------       ---------------

    Total Assets .............                5,386,252           159,777,189           326,997,675             7,805,647
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      184                 5,472                11,199                   268
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                      184                 5,472                11,199                   268
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $     5,386,068       $   159,771,717       $   326,986,476       $     7,805,379
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                      INTERNATIONAL                                                                         PUTNAM VT
                          GROWTH               LAZARD            REAL RETURN         TOTAL RETURN         INTERNATIONAL
  FUNDAMENTAL          PORTFOLIO -           RETIREMENT          PORTFOLIO -         PORTFOLIO -          EQUITY FUND -
     VALUE               SERVICE             SMALL CAP         ADMINISTRATIVE       ADMINISTRATIVE           CLASS IB
   PORTFOLIO              SHARES             PORTFOLIO              CLASS               CLASS                 SHARES
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$    41,935,774      $    12,441,883      $     7,729,723      $       966,951      $    11,448,934      $     4,593,396
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

     41,935,774           12,441,883            7,729,723              966,951           11,448,934            4,593,396
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




          1,436                  426                  264                   33                  393                  157
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

          1,436                  426                  264                   33                  393                  157
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$    41,934,338      $    12,441,457      $     7,729,459      $       966,918      $    11,448,541      $     4,593,239
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                            PUTNAM VT
                                            SMALL CAP
                                          VALUE FUND -                                                       SMALL CAP
                                            CLASS IB           ALL CAP FUND -      INVESTORS FUND -        GROWTH FUND -
                                             SHARES                CLASS I             CLASS I                CLASS I
                                        ---------------       ---------------      ----------------       ---------------
ASSETS:
  Investments at market value:          $    62,707,367       $    25,389,262       $     7,117,574       $     6,557,304
                                        ---------------       ---------------       ---------------       ---------------

    Total Assets .............               62,707,367            25,389,262             7,117,574             6,557,304
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                    2,147                   870                   243                   225
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                    2,147                   870                   243                   225
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $    62,705,220       $    25,388,392       $     7,117,331       $     6,557,079
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                        MANAGED              MANAGED
                                            DISCIPLINED                                ALLOCATION           ALLOCATION
  AIM CAPITAL          CONVERTIBLE            MID CAP                                   SERIES:              SERIES:
 APPRECIATION           SECURITIES             STOCK             LARGE CAP             AGGRESSIVE            MODERATE
   PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO             PORTFOLIO            PORTFOLIO
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$       118,164      $        38,681      $    54,863,022      $       167,146      $            86      $         2,300
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

        118,164               38,681           54,863,022              167,146                   86                2,300
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




              4                    2                1,879                    6                   --                   --
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

              4                    2                1,879                    6                   --                   --
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$       118,160      $        38,679      $    54,861,143      $       167,140      $            86      $         2,300
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                             MANAGED             MANAGED
                                           ALLOCATION           ALLOCATION
                                             SERIES:             SERIES:                 MERCURY               MFS
                                            MODERATE-           MODERATE-               LARGE CAP            MID CAP
                                           AGGRESSIVE          CONSERVATIVE                CORE               GROWTH
                                            PORTFOLIO           PORTFOLIO               PORTFOLIO           PORTFOLIO
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $         2,834       $            28       $       697,972       $     6,998,280
                                        ---------------       ---------------       ---------------       ---------------

    Total Assets .............                    2,834                    28               697,972             6,998,280
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                        1                    --                    25                   239
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                        1                    --                    25                   239
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $         2,833       $            28       $       697,947       $     6,998,041
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                               MONDRIAN                                 PIONEER              PIONEER
      MFS                                   INTERNATIONAL          PIONEER              MID CAP             STRATEGIC
 TOTAL RETURN           MFS VALUE               STOCK                FUND                VALUE                INCOME
   PORTFOLIO            PORTFOLIO             PORTFOLIO           PORTFOLIO            PORTFOLIO            PORTFOLIO
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$   113,418,506      $     6,422,515      $     1,243,185      $    16,567,658      $       381,346      $     4,685,515
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

    113,418,506            6,422,515            1,243,185           16,567,658              381,346            4,685,515
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




          3,885                  220                   43                  567                   13                  161
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

          3,885                  220                   43                  567                   13                  161
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$   113,414,621      $     6,422,295      $     1,243,142      $    16,567,091      $       381,333      $     4,685,354
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                             SALOMON                                     STYLE                 STYLE
                                            BROTHERS                                 FOCUS SERIES:         FOCUS SERIES:
                                            STRATEGIC           STRATEGIC              SMALL CAP             SMALL CAP
                                          TOTAL RETURN            EQUITY                 GROWTH                VALUE
                                            BOND FUND           PORTFOLIO              PORTFOLIO             PORTFOLIO
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $     1,148,155       $    70,765,773       $        58,523       $       123,457
                                        ---------------       ---------------       ---------------       ---------------

    Total Assets .............                1,148,155            70,765,773                58,523               123,457
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                       39                 2,423                     2                     4
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                       39                 2,423                     2                     4
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $     1,148,116       $    70,763,350       $        58,521       $       123,453
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                            SB
                        ADJUSTABLE                              SMITH BARNEY                              SMITH BARNEY
     U.S.              RATE INCOME          SMITH BARNEY        INTERNATIONAL         SMITH BARNEY           LARGE
  GOVERNMENT           PORTFOLIO -           AGGRESSIVE            ALL CAP             LARGE CAP         CAPITALIZATION
  SECURITIES             CLASS I               GROWTH              GROWTH                VALUE               GROWTH
   PORTFOLIO              SHARES             PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO
---------------      ---------------      ---------------      ---------------      ---------------      ---------------
$    75,333,289      $       748,717      $    61,387,301      $    20,004,206      $    23,323,391      $    18,039,257
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

     75,333,289              748,717           61,387,301           20,004,206           23,323,391           18,039,257
---------------      ---------------      ---------------      ---------------      ---------------      ---------------




          2,580                   26                2,103                  685                  798                  618
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

          2,580                   26                2,103                  685                  798                  618
---------------      ---------------      ---------------      ---------------      ---------------      ---------------

$    75,330,709      $       748,691      $    61,385,198      $    20,003,521      $    23,322,593      $    18,038,639
===============      ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                             SOCIAL              COMSTOCK                ASSET             CONTRAFUND(R)
                                            AWARENESS          PORTFOLIO -             MANAGER SM          PORTFOLIO -
                                              STOCK              CLASS II             PORTFOLIO -            SERVICE
                                            PORTFOLIO             SHARES             INITIAL CLASS           CLASS 2
                                        ---------------       ---------------       ---------------       ---------------
ASSETS:
  Investments at market value:          $    36,024,374       $    10,925,872       $   203,908,268       $    37,744,337
                                        ---------------       ---------------       ---------------       ---------------

    Total Assets .............               36,024,374            10,925,872           203,908,268            37,744,337
                                        ---------------       ---------------       ---------------       ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                    1,234                   374                 6,983                 1,293
                                        ---------------       ---------------       ---------------       ---------------

      Total Liabilities ......                    1,234                   374                 6,983                 1,293
                                        ---------------       ---------------       ---------------       ---------------

NET ASSETS:                             $    36,023,140       $    10,925,498       $   203,901,285       $    37,743,044
                                        ===============       ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

   EQUITY -
    INCOME                                                         MID CAP
  PORTFOLIO -             GROWTH            HIGH INCOME          PORTFOLIO -
    INITIAL            PORTFOLIO -          PORTFOLIO -            SERVICE
     CLASS            INITIAL CLASS        INITIAL CLASS           CLASS 2
---------------      ---------------      ---------------      ---------------

$   348,648,912      $   478,262,760      $    38,558,047      $    70,959,987
---------------      ---------------      ---------------      ---------------

    348,648,912          478,262,760           38,558,047           70,959,987
---------------      ---------------      ---------------      ---------------




         11,941               16,378                1,320                2,430
---------------      ---------------      ---------------      ---------------

         11,941               16,378                1,320                2,430
---------------      ---------------      ---------------      ---------------

$   348,636,971      $   478,246,382      $    38,556,727      $    70,957,557
===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                           CAPITAL          DREYFUS STOCK
                                                        APPRECIATION         INDEX FUND -         HIGH YIELD            MANAGED
                                                            FUND            INITIAL SHARES        BOND TRUST          ASSETS TRUST
                                                       --------------       --------------      --------------       --------------
INVESTMENT INCOME:
  Dividends ...................................        $           --       $    6,862,369      $        2,369       $       32,627
                                                       --------------       --------------      --------------       --------------

EXPENSES:
  Insurance charges ...........................             6,914,952            5,324,569             568,978            2,549,208
                                                       --------------       --------------      --------------       --------------

    Net investment income (loss) ..............            (6,914,952)           1,537,800            (566,609)          (2,516,581)
                                                       --------------       --------------      --------------       --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                   --                  --            1,271,592
    Realized gain (loss) on sale of investments             7,801,988            5,012,682             474,256            1,913,137
                                                       --------------       --------------      --------------       --------------

      Realized gain (loss) ....................             7,801,988            5,012,682             474,256            3,184,729
                                                       --------------       --------------      --------------       --------------

    Change in unrealized gain (loss)
      on investments ..........................            85,653,704            7,530,066             123,718            4,149,822
                                                       --------------       --------------      --------------       --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $   86,540,740       $   14,080,548      $       31,365       $    4,817,970
                                                       ==============       ==============      ==============       ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

ALLIANCEBERNSTEIN                                                  CITISTREET            CITISTREET              DELAWARE
    LARGE-CAP            CITISTREET           CITISTREET              LARGE                SMALL                 VIP REIT
     GROWTH             DIVERSIFIED         INTERNATIONAL            COMPANY              COMPANY                SERIES -
   PORTFOLIO -          BOND FUND -          STOCK FUND -         STOCK FUND -          STOCK FUND -             STANDARD
     CLASS B              CLASS I              CLASS I               CLASS I              CLASS I                 CLASS
-----------------     ---------------       ---------------      ---------------       ---------------       ---------------
$            --       $    11,429,690       $     2,871,293      $     3,835,036       $       232,029       $       389,455
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


         39,701             4,362,286             2,732,722            4,316,392             2,627,767               273,545
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

        (39,701)            7,067,404               138,571             (481,356)           (2,395,738)              115,910
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



             --                    --                    --                   --             9,033,751             1,180,264
         52,536             2,113,187             1,860,435           (4,585,548)            2,555,615               398,601
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

         52,536             2,113,187             1,860,435           (4,585,548)           11,589,366             1,578,865
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


        434,273            (6,418,343)           25,402,877           23,020,267             2,722,107              (414,149)
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



$       447,108       $     2,762,248       $    27,401,883      $    17,953,363       $    11,915,735       $     1,280,626
===============       ===============       ===============      ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                               FRANKLIN                                TEMPLETON
                                                        DREYFUS VIF -         SMALL-MID              MUTUAL            DEVELOPING
                                                         DEVELOPING           CAP GROWTH             SHARES             MARKETS
                                                           LEADERS            SECURITIES           SECURITIES          SECURITIES
                                                         PORTFOLIO -            FUND -               FUND -              FUND -
                                                           INITIAL             CLASS 2              CLASS 2             CLASS 2
                                                           SHARES               SHARES               SHARES              SHARES
                                                       --------------       --------------      --------------       --------------
INVESTMENT INCOME:
  Dividends ...................................        $           --       $           --      $       71,045       $       60,773
                                                       --------------       --------------      --------------       --------------

EXPENSES:
  Insurance charges ...........................               787,468               48,612              98,851               69,683
                                                       --------------       --------------      --------------       --------------

    Net investment income (loss) ..............              (787,468)             (48,612)            (27,806)              (8,910)
                                                       --------------       --------------      --------------       --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                   --              26,613                   --
    Realized gain (loss) on sale of investments                18,517              118,065              52,365               26,837
                                                       --------------       --------------      --------------       --------------

      Realized gain (loss) ....................                18,517              118,065              78,978               26,837
                                                       --------------       --------------      --------------       --------------

    Change in unrealized gain (loss)
      on investments ..........................             3,541,003               72,758             754,832            1,624,902
                                                       --------------       --------------      --------------       --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $    2,772,052       $      142,211      $      806,004       $    1,642,829
                                                       ==============       ==============      ==============       ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                         TEMPLETON
   TEMPLETON               GLOBAL             TEMPLETON
    FOREIGN                ASSET                GROWTH                                                        INTERNATIONAL
  SECURITIES             ALLOCATION           SECURITIES                                                          GROWTH
    FUND -                 FUND -               FUND -                                  FUNDAMENTAL            PORTFOLIO -
    CLASS 2               CLASS 1              CLASS 1            APPRECIATION             VALUE                 SERVICE
    SHARES                 SHARES               SHARES             PORTFOLIO             PORTFOLIO                SHARES
---------------       ---------------       ---------------      ---------------       ---------------       ---------------
$        36,492       $     6,322,446       $     3,960,773      $        65,516       $       387,494       $        86,360
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


         40,393             2,011,576             4,029,503               85,627               505,980                88,350
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

         (3,901)            4,310,870               (68,730)             (20,111)             (118,486)               (1,990)
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



             --                    --                    --                   --             2,435,376                    --
         16,512             2,062,574             1,087,398               73,042               384,938               235,507
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

         16,512             2,062,574             1,087,398               73,042             2,820,314               235,507
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


        371,692            (2,365,935)           22,951,443              177,956            (1,281,861)            1,946,933
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



$       384,303       $     4,007,509       $    23,970,111      $       230,887       $     1,419,967       $     2,180,450
===============       ===============       ===============      ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                                      PUTNAM VT
                                                          LAZARD            REAL RETURN          TOTAL RETURN        INTERNATIONAL
                                                        RETIREMENT          PORTFOLIO -          PORTFOLIO -         EQUITY FUND -
                                                         SMALL CAP         ADMINISTRATIVE       ADMINISTRATIVE          CLASS IB
                                                         PORTFOLIO             CLASS                CLASS                SHARES
                                                       --------------       --------------      --------------       --------------
INVESTMENT INCOME:
  Dividends ...................................        $           --       $       12,787      $      315,670       $       59,879
                                                       --------------       --------------      --------------       --------------

EXPENSES:
  Insurance charges ...........................                87,990                4,769             111,739               52,195
                                                       --------------       --------------      --------------       --------------

    Net investment income (loss) ..............               (87,990)               8,018             203,931                7,684
                                                       --------------       --------------      --------------       --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               522,773                9,914             179,746                   --
    Realized gain (loss) on sale of investments                96,264               (1,500)             (3,693)             130,148
                                                       --------------       --------------      --------------       --------------

      Realized gain (loss) ....................               619,037                8,414             176,053              130,148
                                                       --------------       --------------      --------------       --------------

    Change in unrealized gain (loss)
      on investments ..........................              (309,047)             (17,626)           (288,401)             304,908
                                                       --------------       --------------      --------------       --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $      222,000       $       (1,194)     $       91,583       $      442,740
                                                       ==============       ==============      ==============       ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

    PUTNAM VT
    SMALL CAP
  VALUE FUND -                                                      SMALL CAP            AIM CAPITAL           CONVERTIBLE
    CLASS IB          ALL CAP FUND -       INVESTORS FUND -       GROWTH FUND -          APPRECIATION           SECURITIES
     SHARES              CLASS I               CLASS I               CLASS I              PORTFOLIO             PORTFOLIO
---------------       ---------------      ----------------      ---------------       ---------------       ---------------
$        99,909       $       216,636       $        83,249      $            --       $           240       $           990
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


        721,020               320,555                85,957               76,276                   383                   127
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

       (621,111)             (103,919)               (2,708)             (76,276)                 (143)                  863
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



      3,242,032                17,847                    --              508,017                    --                   692
      1,047,650               519,842               117,422              230,908                 3,167                    27
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

      4,289,682               537,689               117,422              738,925                 3,167                   719
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


       (330,567)              223,779               244,447             (475,251)                3,108                  (755)
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



$     3,338,004       $       657,549       $       359,161      $       187,398       $         6,132       $           827
===============       ===============       ===============      ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                    MANAGED             MANAGED
                                                         DISCIPLINED                               ALLOCATION          ALLOCATION
                                                           MID CAP                                  SERIES:             SERIES:
                                                            STOCK             LARGE CAP            AGGRESSIVE           MODERATE
                                                          PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                       --------------       --------------      --------------       --------------
INVESTMENT INCOME:
  Dividends ...................................        $           --       $           --      $           --       $            8
                                                       --------------       --------------      --------------       --------------

EXPENSES:
  Insurance charges ...........................               650,410                  571                  --                    2
                                                       --------------       --------------      --------------       --------------

    Net investment income (loss) ..............              (650,410)                (571)                 --                    6
                                                       --------------       --------------      --------------       --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               587,552                   --                  --                    1
    Realized gain (loss) on sale of investments             1,062,024                2,641                  --                    1
                                                       --------------       --------------      --------------       --------------

      Realized gain (loss) ....................             1,649,576                2,641                  --                    2
                                                       --------------       --------------      --------------       --------------

    Change in unrealized gain (loss)
      on investments ..........................             4,498,365                7,039                   1                    7
                                                       --------------       --------------      --------------       --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $    5,497,531       $        9,109      $            1       $           15
                                                       ==============       ==============      ==============       ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

     MANAGED
   ALLOCATION
     SERIES:              MERCURY                  MFS                                                           MONDRIAN
    MODERATE-            LARGE CAP               MID CAP             MFS TOTAL                                INTERNATIONAL
   AGGRESSIVE               CORE                  GROWTH              RETURN               MFS VALUE              STOCK
    PORTFOLIO            PORTFOLIO              PORTFOLIO            PORTFOLIO             PORTFOLIO            PORTFOLIO
---------------       ---------------       ---------------      ---------------       ---------------       ---------------
$            13       $            --       $            --      $     2,448,484       $        71,725       $           554
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


              6                 2,055                87,736            1,358,336                55,480                12,185
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

              7                (2,055)              (87,736)           1,090,148                16,245               (11,631)
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



              1                    --                    --            5,318,882               256,703                    --
             --                   496               223,122              338,655                15,395                20,866
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

              1                   496               223,122            5,657,537               272,098                20,866
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


            101                28,630               (52,014)          (4,838,593)              (14,315)               90,252
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



$           109       $        27,071       $        83,372      $     1,909,092       $       274,028       $        99,487
===============       ===============       ===============      ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                                        SALOMON
                                                                                PIONEER              PIONEER            BROTHERS
                                                           PIONEER              MID CAP             STRATEGIC          STRATEGIC
                                                             FUND                VALUE                INCOME          TOTAL RETURN
                                                          PORTFOLIO            PORTFOLIO            PORTFOLIO          BOND FUND
                                                       --------------       --------------      --------------       --------------
INVESTMENT INCOME:
  Dividends ...................................        $           --       $          806      $      185,608       $       46,117
                                                       --------------       --------------      --------------       --------------

EXPENSES:
  Insurance charges ...........................               206,675                1,333              32,311               14,243
                                                       --------------       --------------      --------------       --------------

    Net investment income (loss) ..............              (206,675)                (527)            153,297               31,874
                                                       --------------       --------------      --------------       --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                6,218                  --                   --
    Realized gain (loss) on sale of investments              (486,068)              (2,681)                265                1,614
                                                       --------------       --------------      --------------       --------------

      Realized gain (loss) ....................              (486,068)               3,537                 265                1,614
                                                       --------------       --------------      --------------       --------------

    Change in unrealized gain (loss)
      on investments ..........................             1,434,654                4,636             (93,023)             (20,275)
                                                       --------------       --------------      --------------       --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $      741,911       $        7,646      $       60,539       $       13,213
                                                       ==============       ==============      ==============       ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                              SB
                           STYLE                 STYLE                                    ADJUSTABLE
                       FOCUS SERIES:         FOCUS SERIES:            U.S.               RATE INCOME           SMITH BARNEY
    STRATEGIC            SMALL CAP             SMALL CAP           GOVERNMENT            PORTFOLIO -            AGGRESSIVE
     EQUITY                GROWTH                VALUE             SECURITIES              CLASS I                GROWTH
    PORTFOLIO            PORTFOLIO             PORTFOLIO            PORTFOLIO               SHARES              PORTFOLIO
---------------       ---------------       ---------------      ---------------       ---------------       ---------------
$       424,178       $            --       $           480      $            59       $        22,320       $            --
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


        891,739                   415                   786              968,999                 6,686               691,683
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

       (467,561)                 (415)                 (306)            (968,940)               15,634              (691,683)
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



             --                 1,336                 1,277               73,291                    --                 1,772
     (3,300,456)                1,644                (1,065)             271,847                   279               573,546
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

     (3,300,456)                2,980                   212              345,138                   279               575,318
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


      3,960,982                  (226)                 (730)           2,936,634                (9,529)            5,756,477
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



$       192,965       $         2,339       $          (824)     $     2,312,832       $         6,384       $     5,640,112
===============       ===============       ===============      ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                        SMITH BARNEY                              SMITH BARNEY
                                                        INTERNATIONAL        SMITH BARNEY            LARGE               SOCIAL
                                                           ALL CAP            LARGE CAP          CAPITALIZATION        AWARENESS
                                                           GROWTH               VALUE                GROWTH              STOCK
                                                          PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                       --------------       --------------      --------------       --------------
INVESTMENT INCOME:
  Dividends ...................................        $      262,961       $      368,406      $       23,692       $      254,728
                                                       --------------       --------------      --------------       --------------

EXPENSES:
  Insurance charges ...........................               242,418              289,940             222,244              448,106
                                                       --------------       --------------      --------------       --------------

    Net investment income (loss) ..............                20,543               78,466            (198,552)            (193,378)
                                                       --------------       --------------      --------------       --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                   --                  --                   --
    Realized gain (loss) on sale of investments             1,112,863               19,364             231,701              334,593
                                                       --------------       --------------      --------------       --------------

      Realized gain (loss) ....................             1,112,863               19,364             231,701              334,593
                                                       --------------       --------------      --------------       --------------

    Change in unrealized gain (loss)
      on investments ..........................               788,374            1,035,843             533,257              887,033
                                                       --------------       --------------      --------------       --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $    1,921,780       $    1,133,673      $      566,406       $    1,028,248
                                                       ==============       ==============      ==============       ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

    COMSTOCK               ASSET             CONTRAFUND(R)            EQUITY -                                      HIGH
   PORTFOLIO -            MANAGER            PORTFOLIO -             INCOME                 GROWTH                INCOME
    CLASS II           SM PORTFOLIO -          SERVICE             PORTFOLIO -           PORTFOLIO -           PORTFOLIO -
     SHARES            INITIAL CLASS           CLASS 2            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
---------------       ---------------       ---------------      ---------------       ---------------       ---------------
$        60,167       $     5,945,608       $        21,237      $     5,799,005       $     2,503,266       $     6,005,090
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


        103,902             2,657,737               307,076            4,375,124             6,061,696               493,522
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

        (43,735)            3,287,871              (285,839)           1,423,881            (3,558,430)            5,511,568
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



        208,340                76,226                 3,034           12,743,492                    --                    --
         37,357            (1,347,916)               33,405            6,369,977            (3,711,434)           (1,409,804)
---------------       ---------------       ---------------      ---------------       ---------------       ---------------

        245,697            (1,271,690)               36,439           19,113,469            (3,711,434)           (1,409,804)
---------------       ---------------       ---------------      ---------------       ---------------       ---------------


        172,456             3,256,145             4,244,529           (5,448,430)           26,988,853            (3,596,481)
---------------       ---------------       ---------------      ---------------       ---------------       ---------------



$       374,418       $     5,272,326       $     3,995,129      $    15,088,920       $    19,718,989       $       505,283
===============       ===============       ===============      ===============       ===============       ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      For the year ended December 31, 2005

                                                             MID CAP
                                                           PORTFOLIO -
                                                             SERVICE
                                                             CLASS 2
                                                         --------------
INVESTMENT INCOME:
  Dividends ...................................          $           --
                                                         --------------

EXPENSES:
  Insurance charges ...........................                 682,035
                                                         --------------

    Net investment income (loss) ..............                (682,035)
                                                         --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 750,244
    Realized gain (loss) on sale of investments                 516,058
                                                         --------------

      Realized gain (loss) ....................               1,266,302
                                                         --------------

    Change in unrealized gain (loss)
      on investments ..........................               8,638,570
                                                         --------------


  Net increase (decrease) in net assets
    resulting from operations .................          $    9,222,837
                                                         ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                    DREYFUS STOCK
                                                         CAPITAL                    INDEX FUND -                   HIGH YIELD
                                                    APPRECIATION FUND              INITIAL SHARES                  BOND TRUST
                                              ---------------------------   ---------------------------   -------------------------
                                                   2005           2004           2005           2004          2005          2004
                                                   ----           ----           ----           ----          ----          ----
OPERATIONS:
  Net investment income (loss) .............. $ (6,914,952)  $ (6,270,481)  $  1,537,800   $  2,327,432   $  (566,609)  $ 2,533,354
  Realized gain (loss) ......................    7,801,988     (1,302,039)     5,012,682      2,630,699       474,256       581,659
  Change in unrealized gain (loss)
    on investments ..........................   85,653,704     92,799,626      7,530,066     32,334,118       123,718       122,150
                                              ------------   ------------   ------------   ------------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............   86,540,740     85,227,106     14,080,548     37,292,249        31,365     3,237,163
                                              ------------   ------------   ------------   ------------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............   32,279,972     34,943,496     37,641,221     38,883,961     4,775,584     3,917,043
  Participant transfers from other
    funding options .........................   18,268,877     10,881,886     13,910,796     23,124,311     5,047,712     7,063,438
  Administrative and asset allocation charges     (696,035)      (737,959)      (578,832)      (623,154)      (43,600)      (44,566)
  Contract surrenders .......................  (59,975,551)   (51,764,705)   (46,309,270)   (44,105,385)   (6,483,724)   (4,880,708)
  Participant transfers to other
    funding options .........................  (30,622,887)   (38,687,237)   (27,811,634)   (31,749,062)   (6,608,189)   (9,043,690)
  Other receipts/(payments) .................   (1,275,679)      (928,345)    (1,148,848)    (1,141,818)     (137,914)      (95,734)
                                              ------------   ------------   ------------   ------------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......  (42,021,303)   (46,292,864)   (24,296,567)   (15,611,147)   (3,450,131)   (3,084,217)
                                              ------------   ------------   ------------   ------------   -----------   -----------

    Net increase (decrease) in net assets ...   44,519,437     38,934,242    (10,216,019)    21,681,102    (3,418,766)      152,946


NET ASSETS:
    Beginning of year .......................  549,165,778    510,231,536    438,544,355    416,863,253    47,378,590    47,225,644
                                              ------------   ------------   ------------   ------------   -----------   -----------
    End of year ............................. $593,685,215   $549,165,778   $428,328,336   $438,544,355   $43,959,824   $47,378,590
                                              ============   ============   ============   ============   ===========   ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                ALLIANCEBERNSTEIN              CITISTREET
                                                                                    LARGE-CAP                  DIVERSIFIED
                                                         MANAGED                GROWTH PORTFOLIO -             BOND FUND -
                                                       ASSETS TRUST                  CLASS B                     CLASS I
                                               ---------------------------   ------------------------   ---------------------------
                                                    2005           2004           2005         2004          2005           2004
                                                    ----           ----           ----         ----          ----           ----
OPERATIONS:
  Net investment income (loss) ..............  $ (2,516,581)  $  2,283,829   $   (39,701)  $  (29,731)  $  7,067,404   $  7,307,331
  Realized gain (loss) ......................     3,184,729      2,627,541        52,536       10,752      2,113,187      1,896,835
  Change in unrealized gain (loss)
    on investments ..........................     4,149,822     11,709,301       434,273      209,266     (6,418,343)     2,181,743
                                               ------------   ------------   -----------   ----------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .............     4,817,970     16,620,671       447,108      190,287      2,762,248     11,385,909
                                               ------------   ------------   -----------   ----------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .............     8,907,315      9,837,908       567,945      626,398     37,002,439     41,358,771
  Participant transfers from other
    funding options .........................     2,363,684      7,175,250       815,162      774,737     20,424,564     33,597,493
  Administrative and asset allocation charges      (198,292)      (218,585)       (4,626)      (3,902)    (3,467,857)    (3,885,673)
  Contract surrenders .......................   (24,496,269)   (22,553,969)     (177,520)    (154,200)   (42,209,173)   (42,106,987)
  Participant transfers to other
    funding options .........................   (10,364,208)   (11,145,609)     (558,986)    (648,498)   (19,628,297)   (19,575,733)
  Other receipts/(payments) .................    (1,703,299)      (492,222)       (2,212)          --     (1,263,433)      (733,969)
                                               ------------   ------------   -----------   ----------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ......   (25,491,069)   (17,397,227)      639,763      594,535     (9,141,757)     8,653,902
                                               ------------   ------------   -----------   ----------   ------------   ------------

    Net increase (decrease) in net assets ...   (20,673,099)      (776,556)    1,086,871      784,822     (6,379,509)    20,039,811


NET ASSETS:
    Beginning of year .......................   218,262,350    219,038,906     2,825,230    2,040,408    353,096,384    333,056,573
                                               ------------   ------------   -----------   ----------   ------------   ------------
    End of year .............................  $197,589,251   $218,262,350   $ 3,912,101   $2,825,230   $346,716,875   $353,096,384
                                               ============   ============   ===========   ==========   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

         CITISTREET                         CITISTREET                        CITISTREET
        INTERNATIONAL                      LARGE COMPANY                    SMALL COMPANY                        DELAWARE
        STOCK FUND -                       STOCK FUND -                      STOCK FUND -                    VIP REIT SERIES -
           CLASS I                            CLASS I                          CLASS I                        STANDARD CLASS
-----------------------------     -----------------------------     -----------------------------     -----------------------------
     2005             2004              2005            2004             2005             2004             2005             2004
     ----             ----              ----            ----             ----             ----             ----             ----
$    138,571     $    193,259     $   (481,356)    $ (1,393,312)    $ (2,395,738)    $ (2,389,852)    $    115,910     $     67,296
   1,860,435       (1,506,711)      (4,585,548)      (6,152,464)      11,589,366          791,476        1,578,865          228,276

  25,402,877       28,395,262       23,020,267       35,732,055        2,722,107       28,366,773         (414,149)       2,735,336
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  27,401,883       27,081,810       17,953,363       28,186,279       11,915,735       26,768,397        1,280,626        3,030,908
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  20,343,320       21,874,133       33,952,707       36,581,688       17,549,466       18,734,386        4,549,412        2,576,522

   5,117,048       11,207,040        7,566,757       11,159,371        6,602,599        9,328,117        8,567,615       12,595,644
  (2,099,017)      (2,382,236)      (3,512,718)      (3,912,414)      (1,575,502)      (1,803,750)         (23,559)         (12,535)
 (26,540,286)     (24,994,720)     (41,069,583)     (39,631,888)     (24,651,216)     (25,046,681)      (2,032,476)        (822,878)

 (18,244,987)     (26,361,741)     (19,269,562)     (17,488,616)     (16,154,632)     (22,283,292)      (7,389,353)      (4,677,936)
    (420,053)        (333,485)        (674,082)        (618,259)        (355,157)        (410,041)              --           (2,926)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


 (21,843,975)     (20,991,009)     (23,006,481)     (13,910,118)     (18,584,442)     (21,481,261)       3,671,639        9,655,891
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   5,557,908        6,090,801       (5,053,118)      14,276,161       (6,668,707)       5,287,136        4,952,265       12,686,799



 225,109,886      219,019,085      352,169,265      337,893,104      220,448,789      215,161,653       18,264,384        5,577,585
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$230,667,794     $225,109,886     $347,116,147     $352,169,265     $213,780,082     $220,448,789     $ 23,216,649     $ 18,264,384
============     ============     ============     ============     ============     ============     ============     ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                      FRANKLIN
                                                     DREYFUS VIF -                 SMALL-MID CAP                 MUTUAL SHARES
                                                   DEVELOPING LEADERS         GROWTH SECURITIES FUND -         SECURITIES FUND -
                                               PORTFOLIO - INITIAL SHARES          CLASS 2 SHARES               CLASS 2 SHARES
                                               --------------------------    -------------------------    -------------------------
                                                    2005           2004           2005          2004           2005          2004
                                                    ----           ----           ----          ----           ----          ----
OPERATIONS:
  Net investment income (loss) ..............  $  (787,468)   $  (636,650)   $   (48,612)  $   (40,464)   $   (27,806)  $   (15,081)
  Realized gain (loss) ......................       18,517       (298,942)       118,065        84,716         78,978        56,595
  Change in unrealized gain (loss)
    on investments ..........................    3,541,003      6,678,243         72,758       280,635        754,832       375,168
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............    2,772,052      5,742,651        142,211       324,887        806,004       416,682
                                               -----------    -----------    -----------   -----------    -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............    8,609,524     10,055,228        690,549       733,576      1,616,672       736,873
  Participant transfers from other
    funding options .........................    2,992,678      5,895,124        849,749     1,424,539      5,672,136     3,460,156
  Administrative and asset allocation charges      (82,269)       (88,341)        (4,309)       (3,730)        (7,154)       (3,122)
  Contract surrenders .......................   (6,442,969)    (6,328,844)      (440,368)     (418,612)      (936,111)     (434,481)
  Participant transfers to other
    funding options .........................   (7,671,191)    (7,523,915)      (925,945)     (885,673)      (988,998)     (976,040)
  Other receipts/(payments) .................      (80,512)       (23,960)        (8,328)           --             --           (67)
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......   (2,674,739)     1,985,292        161,348       850,100      5,356,545     2,783,319
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets ...       97,313      7,727,943        303,559     1,174,987      6,162,549     3,200,001


NET ASSETS:
    Beginning of year .......................   65,097,190     57,369,247      3,890,178     2,715,191      4,984,574     1,784,573
                                               -----------    -----------    -----------   -----------    -----------   -----------
    End of year .............................  $65,194,503    $65,097,190    $ 4,193,737   $ 3,890,178    $11,147,123   $ 4,984,574
                                               ===========    ===========    ===========   ===========    ===========   ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

           TEMPLETON
          DEVELOPING                       TEMPLETON                           TEMPLETON
            MARKETS                         FOREIGN                           GLOBAL ASSET                  TEMPLETON GROWTH
       SECURITIES FUND -               SECURITIES FUND -                   ALLOCATION FUND -                SECURITIES FUND -
        CLASS 2 SHARES                  CLASS 2 SHARES                       CLASS 1 SHARES                  CLASS 1 SHARES
-----------------------------     -----------------------------     -----------------------------     -----------------------------
     2005             2004              2005            2004             2005             2004             2005             2004
     ----             ----              ----            ----             ----             ----             ----             ----
$     (8,910)    $     (1,525)    $     (3,901)    $     (2,839)    $  4,310,870     $  2,704,334     $    (68,730)    $     48,370
      26,837            3,652           16,512            5,071        2,062,574          708,375        1,087,398       (2,111,521)

   1,624,902           86,459          371,692           99,335       (2,365,935)      17,914,343       22,951,443       44,886,416
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   1,642,829           88,586          384,303          101,567        4,007,509       21,327,052       23,970,111       42,823,265
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   1,358,348           59,316        1,168,228          166,469        8,582,151        6,954,108       18,447,437       16,750,188

  10,523,066        1,059,229        3,558,323        1,071,199       10,501,524        9,817,198       11,483,099       12,211,375
      (5,637)            (325)          (4,095)            (543)        (131,444)        (134,184)        (266,538)        (279,457)
    (596,549)         (28,487)        (271,000)          (8,861)     (19,424,837)     (19,755,631)     (38,290,398)     (33,143,691)

  (1,751,855)        (137,669)        (642,945)        (136,577)     (10,672,890)      (5,798,487)     (14,131,008)     (11,129,758)
          --               --               --               --         (382,598)        (755,142)      (1,674,427)        (684,981)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   9,527,373          952,064        3,808,511        1,091,687      (11,528,094)      (9,672,138)     (24,431,835)     (16,276,324)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

  11,170,202        1,040,650        4,192,814        1,193,254       (7,520,585)      11,654,914         (461,724)      26,546,941



   1,040,650               --        1,193,254               --      167,292,302      155,637,388      327,448,200      300,901,259
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$ 12,210,852     $  1,040,650     $  5,386,068     $  1,193,254     $159,771,717     $167,292,302     $326,986,476     $327,448,200
============     ============     ============     ============     ============     ============     ============     ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                 INTERNATIONAL
                                                       APPRECIATION                  FUNDAMENTAL              GROWTH PORTFOLIO -
                                                        PORTFOLIO                  VALUE PORTFOLIO              SERVICE SHARES
                                               --------------------------    -------------------------    -------------------------
                                                    2005           2004           2005          2004           2005          2004
                                                    ----           ----           ----          ----           ----          ----
OPERATIONS:
  Net investment income (loss) ..............  $   (20,111)   $     6,847    $  (118,486)  $  (189,899)   $    (1,990)  $   (13,783)
  Realized gain (loss) ......................       73,042         34,655      2,820,314     1,044,090        235,507        15,668
  Change in unrealized gain (loss)
    on investments ..........................      177,956        307,394     (1,281,861)    1,534,643      1,946,933       581,180
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............      230,887        348,896      1,419,967     2,388,834      2,180,450       583,065
                                               -----------    -----------    -----------   -----------    -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............    1,912,395      1,823,236      7,489,144     8,494,989      1,286,254       731,915
  Participant transfers from other
    funding options .........................    1,507,089      1,563,462      1,575,226     6,590,330      7,032,355     3,744,626
  Administrative and asset allocation charges      (10,783)        (8,251)       (53,923)      (51,940)        (8,521)       (5,285)
  Contract surrenders .......................     (714,795)      (412,820)    (3,830,432)   (3,215,110)      (656,580)     (330,506)
  Participant transfers to other
    funding options .........................     (868,557)      (570,908)    (5,355,698)   (3,584,679)    (2,496,153)   (2,506,016)
  Other receipts/(payments) .................          (55)            --       (113,258)      (10,175)        (4,160)           --
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......    1,825,294      2,394,719       (288,941)    8,223,415      5,153,195     1,634,734
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets ...    2,056,181      2,743,615      1,131,026    10,612,249      7,333,645     2,217,799


NET ASSETS:
    Beginning of year .......................    5,749,198      3,005,583     40,803,312    30,191,063      5,107,812     2,890,013
                                               -----------    -----------    -----------   -----------    -----------   -----------
    End of year .............................  $ 7,805,379    $ 5,749,198    $41,934,338   $40,803,312    $12,441,457   $ 5,107,812
                                               ===========    ===========    ===========   ===========    ===========   ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                 PUTNAM VT
                                                                                                               INTERNATIONAL
      LAZARD RETIREMENT               REAL RETURN PORTFOLIO -          TOTAL RETURN PORTFOLIO -                EQUITY FUND -
     SMALL CAP PORTFOLIO               ADMINISTRATIVE CLASS              ADMINISTRATIVE CLASS                 CLASS IB SHARES
-----------------------------     -----------------------------     -----------------------------     -----------------------------
     2005             2004              2005            2004             2005             2004             2005             2004
     ----             ----              ----            ----             ----             ----             ----             ----
$    (87,990)    $    (55,501)    $      8,018     $         --     $    203,931     $     29,800     $      7,684     $      3,815
     619,037           30,155            8,414               --          176,053           89,615          130,148           87,677

    (309,047)         620,612          (17,626)              --         (288,401)          34,512          304,908          398,273
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     222,000          595,266           (1,194)              --           91,583          153,927          442,740          489,765
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   1,138,974          829,711          141,837               --        1,931,253        1,191,866          540,293          530,806

   2,444,227        3,841,195        1,016,718               --        5,283,761        4,328,884          810,158        1,275,478
      (5,538)          (3,430)            (433)              --           (9,854)          (4,701)          (4,189)          (3,986)
    (533,101)        (521,911)         (29,255)              --         (892,438)        (567,658)        (342,554)        (483,371)

  (1,686,768)      (1,121,810)        (160,755)              --       (1,113,483)      (1,371,404)        (785,534)      (1,058,194)
      (4,693)             (68)              --               --               --               --               --               --
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   1,353,101        3,023,687          968,112               --        5,199,239        3,576,987          218,174          260,733
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   1,575,101        3,618,953          966,918               --        5,290,822        3,730,914          660,914          750,498



   6,154,358        2,535,405               --               --        6,157,719        2,426,805        3,932,325        3,181,827
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$  7,729,459     $  6,154,358     $    966,918     $         --     $ 11,448,541     $  6,157,719     $  4,593,239     $  3,932,325
============     ============     ============     ============     ============     ============     ============     ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                        PUTNAM VT
                                                        SMALL CAP
                                                       VALUE FUND -                ALL CAP FUND -              INVESTORS FUND -
                                                     CLASS IB SHARES                  CLASS I                       CLASS I
                                               --------------------------    -------------------------    -------------------------
                                                    2005           2004           2005          2004           2005          2004
                                                    ----           ----           ----          ----           ----          ----
OPERATIONS:
  Net investment income (loss) ..............  $  (621,111)   $  (389,307)   $  (103,919)  $  (172,798)   $    (2,708)  $    21,424
  Realized gain (loss) ......................    4,289,682        740,661        537,689       138,336        117,422        66,240
  Change in unrealized gain (loss)
    on investments ..........................     (330,567)     9,435,983        223,779     1,709,177        244,447       452,005
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............    3,338,004      9,787,337        657,549     1,674,715        359,161       539,669
                                               -----------    -----------    -----------   -----------    -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............    8,519,527      6,098,863      3,806,016     4,910,461        922,415     1,273,814
  Participant transfers from other
    funding options .........................   12,057,824     16,059,746        574,713     3,145,862        370,153     1,066,947
  Administrative and asset allocation charges      (57,271)       (46,780)       (29,369)      (31,454)        (7,917)       (7,850)
  Contract surrenders .......................   (6,539,562)    (4,326,414)    (2,364,031)   (2,043,746)      (652,273)     (461,152)
  Participant transfers to other
    funding options .........................   (9,065,007)    (8,520,900)    (4,468,353)   (2,869,320)      (689,751)     (762,311)
  Other receipts/(payments) .................      (83,975)        (7,602)        (4,856)       (6,042)       (27,379)           --
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......    4,831,536      9,256,913     (2,485,880)    3,105,761        (84,752)    1,109,448
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets ...    8,169,540     19,044,250     (1,828,331)    4,780,476        274,409     1,649,117


NET ASSETS:
    Beginning of year .......................   54,535,680     35,491,430     27,216,723    22,436,247      6,842,922     5,193,805
                                               -----------    -----------    -----------   -----------    -----------   -----------
    End of year .............................  $62,705,220    $54,535,680    $25,388,392   $27,216,723    $ 7,117,331   $ 6,842,922
                                               ===========    ===========    ===========   ===========    ===========   ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                DISCIPLINED
          SMALL CAP                         AIM CAPITAL                      CONVERTIBLE                          MID CAP
    GROWTH FUND - CLASS I             APPRECIATION PORTFOLIO             SECURITIES PORTFOLIO                 STOCK PORTFOLIO
-----------------------------     -----------------------------     -----------------------------     -----------------------------
     2005             2004              2005            2004             2005             2004             2005             2004
     ----             ----              ----            ----             ----             ----             ----             ----
$    (76,276)    $    (80,174)    $       (143)    $         --     $        863     $         --     $   (650,410)    $   (451,049)
     738,925          131,945            3,167               --              719               --        1,649,576        1,905,731

    (475,251)         623,520            3,108               --             (755)              --        4,498,365        5,154,103
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     187,398          675,291            6,132               --              827               --        5,497,531        6,608,785
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   1,260,981        1,150,656           49,789               --            6,606               --        5,501,890        6,141,058

   1,139,502        3,463,106          168,137               --           35,696               --        3,882,338        6,608,499
      (6,744)          (6,312)             (80)              --              (15)              --          (54,668)         (56,655)
  (1,164,467)        (632,458)              --               --               --               --       (5,407,037)      (4,414,783)

  (1,515,009)      (3,044,814)        (105,818)              --           (4,435)              --       (6,022,373)      (6,636,147)
     (29,287)            (513)              --               --               --               --          (54,994)         (71,960)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


    (315,024)         929,665          112,028               --           37,852               --       (2,154,844)       1,570,012
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

    (127,626)       1,604,956          118,160               --           38,679               --        3,342,687        8,178,797



   6,684,705        5,079,749               --               --               --               --       51,518,456       43,339,659
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$  6,557,079     $  6,684,705     $    118,160     $         --     $     38,679     $         --     $ 54,861,143     $ 51,518,456
============     ============     ============     ============     ============     ============     ============     ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                      MANAGED                        MANAGED
                                                       LARGE CAP                 ALLOCATION SERIES:            ALLOCATION SERIES:
                                                       PORTFOLIO                AGGRESSIVE PORTFOLIO           MODERATE PORTFOLIO
                                               --------------------------    -------------------------    -------------------------
                                                    2005           2004           2005          2004           2005          2004
                                                    ----           ----           ----          ----           ----          ----
OPERATIONS:
  Net investment income (loss) ..............  $      (571)   $        --    $        --   $        --    $         6   $        --
  Realized gain (loss) ......................        2,641             --             --            --              2            --
  Change in unrealized gain (loss)
    on investments ..........................        7,039             --              1            --              7            --
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............        9,109             --              1            --             15            --
                                               -----------    -----------    -----------   -----------    -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............       25,971             --             87            --          2,318            --
  Participant transfers from other
    funding options .........................      323,811             --             --            --             --            --
  Administrative and asset allocation charges         (140)            --             (2)           --            (33)           --
  Contract surrenders .......................      (19,792)            --             --            --             --            --
  Participant transfers to other
    funding options .........................     (171,819)            --             --            --             --            --
  Other receipts/(payments) .................           --             --             --            --             --            --
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......      158,031             --             85            --          2,285            --
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets ...      167,140             --             86            --          2,300            --


NET ASSETS:
    Beginning of year .......................           --             --             --            --             --            --
                                               -----------    -----------    -----------   -----------    -----------   -----------
    End of year .............................  $   167,140    $        --    $        86   $        --    $     2,300   $        --
                                               ===========    ===========    ===========   ===========    ===========   ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                        MANAGED
           MANAGED                 ALLOCATION SERIES:
      ALLOCATION SERIES:               MODERATE-                  MERCURY LARGE                  MFS MID CAP
MODERATE-AGGRESSIVE PORTFOLIO    CONSERVATIVE PORTFOLIO         CAP CORE PORTFOLIO             GROWTH PORTFOLIO
-----------------------------  --------------------------   --------------------------   --------------------------
     2005           2004           2005           2004          2005           2004          2005           2004
     ----           ----           ----           ----          ----           ----          ----           ----
 $         7    $        --    $        --    $        --   $    (2,055)   $        --   $   (87,736)   $   (90,879)
           1             --             --             --           496             --       223,122        162,709

         101             --             --             --        28,630             --       (52,014)       717,170
 -----------    -----------    -----------    -----------   -----------    -----------   -----------    -----------


         109             --             --             --        27,071             --        83,372        789,000
 -----------    -----------    -----------    -----------   -----------    -----------   -----------    -----------


       2,728             --             30             --        70,921             --     1,175,279      1,372,186

          --             --             --             --       627,424             --       929,067      2,822,696
          (4)            --             (2)            --          (237)            --        (7,680)        (7,861)
          --             --             --             --        (5,382)            --      (865,948)      (710,144)

          --             --             --             --       (21,850)            --    (1,952,537)    (2,877,611)
          --             --             --             --            --             --        (7,758)            --
 -----------    -----------    -----------    -----------   -----------    -----------   -----------    -----------


       2,724             --             28             --       670,876             --      (729,577)       599,266
 -----------    -----------    -----------    -----------   -----------    -----------   -----------    -----------

       2,833             --             28             --       697,947             --      (646,205)     1,388,266



          --             --             --             --            --             --     7,644,246      6,255,980
 -----------    -----------    -----------    -----------   -----------    -----------   -----------    -----------
 $     2,833    $        --    $        28    $        --   $   697,947    $        --   $ 6,998,041    $ 7,644,246
 ===========    ===========    ===========    ===========   ===========    ===========   ===========    ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                   MONDRIAN
                                                       MFS TOTAL                       MFS VALUE                 INTERNATIONAL
                                                    RETURN PORTFOLIO                   PORTFOLIO                STOCK PORTFOLIO
                                               ---------------------------   ---------------------------   ------------------------
                                                    2005           2004           2005           2004          2005          2004
                                                    ----           ----           ----           ----          ----          ----
OPERATIONS:
  Net investment income (loss) ..............  $  1,090,148   $  1,469,357   $     16,245   $      9,460   $   (11,631)  $    5,114
  Realized gain (loss) ......................     5,657,537      2,993,733        272,098         11,472        20,866           38
  Change in unrealized gain (loss)
    on investments ..........................    (4,838,593)     4,814,933        (14,315)        53,569        90,252       32,420
                                               ------------   ------------   ------------   ------------   -----------   ----------

    Net increase (decrease) in net assets
      resulting from operations .............     1,909,092      9,278,023        274,028         74,501        99,487       37,572
                                               ------------   ------------   ------------   ------------   -----------   ----------

UNIT TRANSACTIONS:
  Participant purchase payments .............    16,847,683     13,146,808      1,179,984        148,595       293,383       36,035
  Participant transfers from other
    funding options .........................    12,081,177     10,985,073      4,848,506      1,069,870       965,109      514,338
  Administrative and asset allocation charges      (141,752)      (130,092)        (4,322)          (352)       (1,102)        (141)
  Contract surrenders .......................   (14,153,632)   (11,580,790)      (383,067)       (15,691)      (76,663)      (1,780)
  Participant transfers to other
    funding options .........................    (6,359,905)    (6,487,109)      (713,818)       (55,939)     (548,418)     (74,678)
  Other receipts/(payments) .................      (223,616)      (432,743)            --             --            --           --
                                               ------------   ------------   ------------   ------------   -----------   ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......     8,049,955      5,501,147      4,927,283      1,146,483       632,309      473,774
                                               ------------   ------------   ------------   ------------   -----------   ----------

    Net increase (decrease) in net assets ...     9,959,047     14,779,170      5,201,311      1,220,984       731,796      511,346


NET ASSETS:
    Beginning of year .......................   103,455,574     88,676,404      1,220,984             --       511,346           --
                                               ------------   ------------   ------------   ------------   -----------   ----------
    End of year .............................  $113,414,621   $103,455,574   $  6,422,295   $  1,220,984   $ 1,243,142   $  511,346
                                               ============   ============   ============   ============   ===========   ==========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                             SALOMON BROTHERS
           PIONEER                        PIONEER MID CAP                 PIONEER STRATEGIC                   STRATEGIC TOTAL
       FUND PORTFOLIO                     VALUE PORTFOLIO                  INCOME PORTFOLIO                  RETURN BOND FUND
-----------------------------     -----------------------------     -----------------------------     -----------------------------
     2005             2004              2005            2004             2005             2004             2005             2004
     ----             ----              ----            ----             ----             ----             ----             ----
$   (206,675)    $    (62,021)    $       (527)    $         --     $    153,297     $     21,036     $     31,874     $     46,144
    (486,068)        (931,825)           3,537               --              265              802            1,614            6,615

   1,434,654        2,565,470            4,636               --          (93,023)         (11,234)         (20,275)          (9,094)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     741,911        1,571,624            7,646               --           60,539           10,604           13,213           43,665
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   1,329,791        1,443,148           13,099               --          729,476           14,532           89,510           77,144

     641,079          530,347          475,583               --        4,512,683          386,139          488,265          573,227
     (20,604)         (23,237)            (103)              --           (2,494)             (79)            (998)            (916)
  (2,216,049)      (2,462,085)              --               --         (372,677)          (1,361)        (181,078)         (97,024)

  (1,097,481)      (1,470,018)        (114,892)              --         (622,283)         (29,725)        (214,033)        (290,345)
     (36,665)         (46,697)              --               --               --               --          (10,829)         (14,297)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  (1,399,929)      (2,028,542)         373,687               --        4,244,705          369,506          170,837          247,789
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

    (658,018)        (456,918)         381,333               --        4,305,244          380,110          184,050          291,454



  17,225,109       17,682,027               --               --          380,110               --          964,066          672,612
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$ 16,567,091     $ 17,225,109     $    381,333     $         --     $  4,685,354     $    380,110     $  1,148,116     $    964,066
============     ============     ============     ============     ============     ============     ============     ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                       STYLE                         STYLE
                                                                                   FOCUS SERIES:                 FOCUS SERIES:
                                                        STRATEGIC                    SMALL CAP                     SMALL CAP
                                                     EQUITY PORTFOLIO             GROWTH PORTFOLIO              VALUE PORTFOLIO
                                               --------------------------    -------------------------    -------------------------
                                                    2005           2004           2005          2004           2005          2004
                                                    ----           ----           ----          ----           ----          ----
OPERATIONS:
  Net investment income (loss) ..............  $  (467,561)   $   105,595    $      (415)  $        --    $      (306)  $        --
  Realized gain (loss) ......................   (3,300,456)    (3,639,387)         2,980            --            212            --
  Change in unrealized gain (loss)
    on investments ..........................    3,960,982      9,966,577           (226)           --           (730)           --
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............      192,965      6,432,785          2,339            --           (824)           --
                                               -----------    -----------    -----------   -----------    -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............    5,205,068      6,449,368          3,146            --          4,205            --
  Participant transfers from other
    funding options .........................    1,313,349      1,389,532        272,893            --        254,799            --
  Administrative and asset allocation charges      (93,382)      (109,651)           (30)           --            (62)           --
  Contract surrenders .......................   (8,056,922)    (8,443,411)            --            --            (38)           --
  Participant transfers to other
    funding options .........................   (6,181,852)    (6,226,798)      (219,827)           --       (134,627)           --
  Other receipts/(payments) .................     (168,644)      (175,950)            --            --             --            --
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......   (7,982,383)    (7,116,910)        56,182            --        124,277            --
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets ...   (7,789,418)      (684,125)        58,521            --        123,453            --


NET ASSETS:
    Beginning of year .......................   78,552,768     79,236,893             --            --             --            --
                                               -----------    -----------    -----------   -----------    -----------   -----------
    End of year .............................  $70,763,350    $78,552,768    $    58,521   $        --    $   123,453   $        --
                                               ===========    ===========    ===========   ===========    ===========   ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                        SB ADJUSTABLE RATE                   SMITH BARNEY                      SMITH BARNEY
       U.S. GOVERNMENT                  INCOME PORTFOLIO -                    AGGRESSIVE                   INTERNATIONAL ALL CAP
    SECURITIES PORTFOLIO                  CLASS I SHARES                   GROWTH PORTFOLIO                  GROWTH PORTFOLIO
-----------------------------     -----------------------------     -----------------------------     -----------------------------
     2005             2004              2005            2004             2005             2004             2005             2004
     ----             ----              ----            ----             ----             ----             ----             ----
$   (968,940)    $  2,449,601     $     15,634     $        746     $   (691,683)    $   (586,494)    $     20,543     $    (57,802)
     345,138          239,218              279              536          575,318          320,918        1,112,863          775,923

   2,936,634        1,143,487           (9,529)          (1,472)       5,756,477        4,146,679          788,374        2,114,323
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   2,312,832        3,832,306            6,384             (190)       5,640,112        3,881,103        1,921,780        2,832,444
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   6,606,029        7,539,751          109,410           31,339       10,835,368       12,558,898        1,374,132        1,645,495

   5,707,808        4,418,526          443,100          397,209        3,677,070        8,168,857        3,346,890        3,944,637
     (88,964)         (99,493)            (454)            (185)         (84,311)         (78,639)         (24,086)         (27,048)
 (10,420,484)     (12,004,355)         (38,153)          (9,620)      (5,340,033)      (3,551,678)      (2,110,493)      (2,043,006)

  (7,604,480)     (15,134,741)         (91,609)        (135,272)      (7,063,117)      (6,278,044)      (4,307,198)      (4,649,056)
    (724,144)        (527,888)              --               --          (78,864)         (50,123)         (41,857)         (22,246)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  (6,524,235)     (15,808,200)         422,294          283,471        1,946,113       10,769,271       (1,762,612)      (1,151,224)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

  (4,211,403)     (11,975,894)         428,678          283,281        7,586,225       14,650,374          159,168        1,681,220



  79,542,112       91,518,006          320,013           36,732       53,798,973       39,148,599       19,844,353       18,163,133
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$ 75,330,709     $ 79,542,112     $    748,691     $    320,013     $ 61,385,198     $ 53,798,973     $ 20,003,521     $ 19,844,353
============     ============     ============     ============     ============     ============     ============     ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                       SMITH BARNEY                 SMITH BARNEY
                                                        LARGE CAP               LARGE CAPITALIZATION          SOCIAL AWARENESS
                                                     VALUE PORTFOLIO              GROWTH PORTFOLIO             STOCK PORTFOLIO
                                               --------------------------    -------------------------    -------------------------
                                                    2005           2004           2005          2004           2005          2004
                                                    ----           ----           ----          ----           ----          ----
OPERATIONS:
  Net investment income (loss) ..............  $    78,466    $   154,553    $  (198,552)  $  (172,778)   $  (193,378)  $  (187,407)
  Realized gain (loss) ......................       19,364       (157,391)       231,701       129,379        334,593        72,492
  Change in unrealized gain (loss)
    on investments ..........................    1,035,843      2,118,217        533,257      (383,772)       887,033     1,829,322
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............    1,133,673      2,115,379        566,406      (427,171)     1,028,248     1,714,407
                                               -----------    -----------    -----------   -----------    -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............    1,380,175      1,629,847      3,239,168     4,130,687      2,978,320     3,508,024
  Participant transfers from other
    funding options .........................      582,673      2,087,331      2,027,526     8,286,907        822,135       851,000
  Administrative and asset allocation charges      (25,781)       (29,453)       (20,997)      (20,916)       (55,289)      (62,224)
  Contract surrenders .......................   (2,679,112)    (3,126,960)    (1,861,927)   (1,759,367)    (4,098,859)   (3,959,356)
  Participant transfers to other
    funding options .........................   (1,578,724)    (1,821,670)    (5,232,719)   (7,040,436)    (2,592,665)   (2,448,797)
  Other receipts/(payments) .................      (92,309)       (18,485)       (50,126)      (25,978)       (94,947)      (86,312)
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......   (2,413,078)    (1,279,390)    (1,899,075)    3,570,897     (3,041,305)   (2,197,665)
                                               -----------    -----------    -----------   -----------    -----------   -----------

    Net increase (decrease) in net assets ...   (1,279,405)       835,989     (1,332,669)    3,143,726     (2,013,057)     (483,258)


NET ASSETS:
    Beginning of year .......................   24,601,998     23,766,009     19,371,308    16,227,582     38,036,197    38,519,455
                                               -----------    -----------    -----------   -----------    -----------   -----------
    End of year .............................  $23,322,593    $24,601,998    $18,038,639   $19,371,308    $36,023,140   $38,036,197
                                               ===========    ===========    ===========   ===========    ===========   ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                           ASSET MANAGER                                                          EQUITY -
    COMSTOCK PORTFOLIO -                  SM PORTFOLIO -               CONTRAFUND(R) PORTFOLIO -             INCOME PORTFOLIO -
       CLASS II SHARES                     INITIAL CLASS                   SERVICE CLASS 2                      INITIAL CLASS
-----------------------------     -----------------------------     -----------------------------     -----------------------------
     2005             2004              2005            2004             2005             2004             2005             2004
     ----             ----              ----            ----             ----             ----             ----             ----
$    (43,735)    $    (17,162)    $  3,287,871     $  3,668,329     $   (285,839)    $    (90,525)    $  1,423,881     $  1,083,715
     245,697           47,292       (1,271,690)      (1,826,767)          36,439          145,129       19,113,469        5,432,192

     172,456          455,007        3,256,145        7,415,961        4,244,529        1,259,629       (5,448,430)      27,673,620
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     374,418          485,137        5,272,326        9,257,523        3,995,129        1,314,233       15,088,920       34,189,527
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   1,757,906          439,634        8,506,076        9,726,876        6,571,845        2,693,010       21,468,548       21,808,749

   6,333,915        2,747,323        2,025,021        4,561,071       17,214,467       10,606,111        8,622,172       13,027,162
      (8,852)          (2,750)        (198,217)        (227,202)         (30,411)         (10,554)        (345,031)        (377,912)
    (993,737)        (216,465)     (28,982,957)     (29,076,271)      (2,128,319)        (947,085)     (42,574,779)     (39,889,643)

  (1,270,440)        (603,822)     (12,064,222)     (11,455,067)      (2,274,562)      (3,133,285)     (19,049,084)     (15,455,400)
      (4,437)              --       (1,358,272)        (629,379)          (2,389)          24,349       (1,143,822)      (1,203,798)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   5,814,355        2,363,920      (32,072,571)     (27,099,972)      19,350,631        9,232,546      (33,021,996)     (22,090,842)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   6,188,773        2,849,057      (26,800,245)     (17,842,449)      23,345,760       10,546,779      (17,933,076)      12,098,685



   4,736,725        1,887,668      230,701,530      248,543,979       14,397,284        3,850,505      366,570,047      354,471,362
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$ 10,925,498     $  4,736,725     $203,901,285     $230,701,530     $ 37,743,044     $ 14,397,284     $348,636,971     $366,570,047
============     ============     ============     ============     ============     ============     ============     ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                     GROWTH PORTFOLIO -       HIGH INCOME PORTFOLIO -         MID CAP PORTFOLIO -
                                                       INITIAL CLASS               INITIAL CLASS                SERVICE CLASS 2
                                               ---------------------------   --------------------------   -------------------------
                                                    2005           2004          2005           2004          2005          2004
                                                    ----           ----          ----           ----          ----          ----
OPERATIONS:
  Net investment income (loss) ..............  $ (3,558,430)  $ (5,262,413)  $ 5,511,568   $  3,006,690   $  (682,035)  $  (331,991)
  Realized gain (loss) ......................    (3,711,434)    (5,233,309)   (1,409,804)    (1,976,067)    1,266,302       139,281
  Change in unrealized gain (loss)
    on investments ..........................    26,988,853     20,322,851    (3,596,481)     2,358,654     8,638,570     6,717,033
                                               ------------   ------------   -----------   ------------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations .............    19,718,989      9,827,129       505,283      3,389,277     9,222,837     6,524,323
                                               ------------   ------------   -----------   ------------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments .............    26,462,291     31,893,204     1,850,069      2,049,226    11,539,420     6,708,160
  Participant transfers from other
    funding options .........................     6,590,593     14,491,223     4,663,809      7,711,796    21,322,870    17,337,643
  Administrative and asset allocation charges      (525,870)      (613,205)      (39,352)       (45,960)      (56,217)      (31,281)
  Contract surrenders .......................   (60,874,282)   (60,385,427)   (4,910,367)    (5,673,578)   (5,629,743)   (2,774,070)
  Participant transfers to other
    funding options .........................   (37,619,958)   (35,291,842)   (6,418,855)    (9,049,995)   (6,942,339)   (3,842,972)
  Other receipts/(payments) .................      (553,795)    (1,148,785)     (378,504)      (301,906)       (9,034)       (1,912)
                                               ------------   ------------   -----------   ------------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ......   (66,521,021)   (51,054,832)   (5,233,200)    (5,310,417)   20,224,957    17,395,568
                                               ------------   ------------   -----------   ------------   -----------   -----------

    Net increase (decrease) in net assets ...   (46,802,032)   (41,227,703)   (4,727,917)    (1,921,140)   29,447,794    23,919,891


NET ASSETS:
    Beginning of year .......................   525,048,414    566,276,117    43,284,644     45,205,784    41,509,763    17,589,872
                                               ------------   ------------   -----------   ------------   -----------   -----------
    End of year .............................  $478,246,382   $525,048,414   $38,556,727   $ 43,284,644   $70,957,557   $41,509,763
                                               ============   ============   ===========   ============   ===========   ===========

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup Inc. ("Citigroup") including The Travelers Insurance Company, The Travelers Life and Annuity Company, certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses.

Effective July 1, 2005, a reorganization of mutual funds within two trusts was implemented. As part of the acquisition, MetLife acquired The Travelers Series Trust while Citigroup retained the Travelers Series Fund, Inc. The AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Fund, and Strategic Equity Portfolio were moved from the Travelers Series Fund, Inc. to The Travelers Series Trust. Additionally, the Social Awareness Stock Portfolio was moved from The Travelers Series Trust to the Travelers Series Fund, Inc.

The Travelers Fund U for Variable Annuities ("Fund U") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of MetLife, and is available for funding certain variable annuity contracts issued by The Company. Fund U, established on May 16, 1983, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The products supported by Fund U are Universal Annuity, Universal Annuity Advantage and Universal Select Annuity.

Participant purchase payments applied to Fund U are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2005, the investments comprising Fund U were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
       Company
     Dreyfus Stock Index Fund - Initial Shares, Maryland business trust
     High Yield Bond Trust, Massachusetts business trust, Affiliate of The
       Company
     Managed Assets Trust, Massachusetts business trust, Affiliate of The
       Company
     AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
         AllianceBernstein Large-Cap Growth Portfolio - Class B (Formerly
           AllianceBernstein Premier Growth Portfolio - Class B)
     CitiStreet Funds, Inc., Massachusetts business trust, Affiliate of The
       Company
         CitiStreet Diversified Bond Fund - Class I
         CitiStreet International Stock Fund - Class I
         CitiStreet Large Company Stock Fund - Class I
         CitiStreet Small Company Stock Fund - Class I
     Delaware VIP Trust, Maryland business trust
         Delaware VIP REIT Series - Standard Class
     Dreyfus Variable Investment Fund, Maryland business trust
         Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
       business trust
         Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares
           (Formerly Franklin Small Cap Fund - Class 2 Shares)
         Mutual Shares Securities Fund - Class 2 Shares
         Templeton Developing Markets Securities Fund - Class 2 Shares Templeton Foreign Securities Fund - Class 2 Shares
         Templeton Global Asset Allocation Fund - Class 1 Shares
         Templeton Global Income Securities Fund - Class 1 Shares *
         Templeton Growth Securities Fund - Class 1 Shares
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Appreciation Portfolio
         Fundamental Value Portfolio
     Janus Aspen Series, Delaware business trust
         International Growth Portfolio - Service Shares
     Lazard Retirement Series, Inc., Massachusetts business trust
         Lazard Retirement Small Cap Portfolio
     PIMCO Variable Insurance Trust, Massachusetts business trust
         Real Return Portfolio - Administrative Class
         Total Return Portfolio - Administrative Class

     Putnam Variable Trust, Massachusetts business trust
         Putnam VT International Equity Fund - Class IB Shares
         Putnam VT Small Cap Value Fund - Class IB Shares
     Salomon Brothers Variable Series Funds Inc., Maryland business trust
         All Cap Fund - Class I
         Investors Fund - Class I
         Small Cap Growth Fund - Class I
     The Travelers Series Trust, Massachusetts business trust, Affiliate of The
       Company
         AIM Capital Appreciation Portfolio
         Convertible Securities Portfolio
         Disciplined Mid Cap Stock Portfolio
         Large Cap Portfolio
         Managed Allocation Series: Aggressive Portfolio
         Managed Allocation Series: Conservative Portfolio *
         Managed Allocation Series: Moderate Portfolio
         Managed Allocation Series: Moderate-Aggressive Portfolio
         Managed Allocation Series: Moderate-Conservative Portfolio
         Mercury Large Cap Core Portfolio (Formerly Merrill Lynch Large Cap Core
           Portfolio)
         MFS Mid Cap Growth Portfolio
         MFS Total Return Portfolio
         MFS Value Portfolio
         Mondrian International Stock Portfolio (Formerly Lazard International
           Stock Portfolio)
         Pioneer Fund Portfolio
         Pioneer Mid Cap Value Portfolio
         Pioneer Strategic Income Portfolio
         Salomon Brothers Strategic Total Return Bond Fund
         Strategic Equity Portfolio
         Style Focus Series: Small Cap Growth Portfolio
         Style Focus Series: Small Cap Value Portfolio
         U.S. Government Securities Portfolio
     Travelers Series Fund Inc., Maryland business trust
         SB Adjustable Rate Income Portfolio - Class I Shares
         Smith Barney Aggressive Growth Portfolio
         Smith Barney High Income Portfolio *
         Smith Barney International All Cap Growth Portfolio
         Smith Barney Large Cap Value Portfolio
         Smith Barney Large Capitalization Growth Portfolio
         Social Awareness Stock Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Comstock Portfolio - Class II Shares
     Variable Insurance Products Fund, Massachusetts business trust
         Asset Manager SM Portfolio - Initial Class (Formerly Asset Manager
           Portfolio - Initial Class)
         Contrafund(R) Portfolio - Service Class 2
         Equity - Income Portfolio - Initial Class
         Growth Portfolio - Initial Class
         High Income Portfolio - Initial Class
         Mid Cap Portfolio - Service Class 2

     * No assets for the period

New Funds in 2005 included above:

AIM Capital Appreciation Portfolio                                    The Travelers Series Trust                5/2/2005
Convertible Securities Portfolio                                      The Travelers Series Trust                5/2/2005
Large Cap Portfolio                                                   The Travelers Series Trust                5/2/2005
Managed Allocation Series: Aggressive Portfolio                       The Travelers Series Trust                5/2/2005
Managed Allocation Series: Conservative Portfolio                     The Travelers Series Trust                5/2/2005
Managed Allocation Series: Moderate Portfolio                         The Travelers Series Trust                5/2/2005
Managed Allocation Series: Moderate-Aggressive Portfolio              The Travelers Series Trust                5/2/2005
Managed Allocation Series: Moderate-Conservative Portfolio            The Travelers Series Trust                5/2/2005
Mercury Large Cap Core Portfolio                                      The Travelers Series Trust                5/2/2005
Pioneer Mid Cap Value Portfolio                                       The Travelers Series Trust                5/2/2005
Real Return Portfolio - Administrative Class                          PIMCO Variable Insurance Trust            5/2/2005
Style Focus Series: Small Cap Growth Portfolio                        The Travelers Series Trust                5/2/2005
Style Focus Series: Small Cap Value Portfolio                         The Travelers Series Trust                5/2/2005

Not all funds may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Fund U or shares of Fund U's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for Fund U product(s) offered by The Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Fund U in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions are recorded on the ex-distribution date.

Included in "other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with The Company and distributions for payouts.

The operations of Fund U form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Fund U. Fund U is not taxed as a "regulated investment company" under Subchapter M of the Code.

In 2001, Fund U adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and annuity unit values:

      -     Mortality and Expense Risks assumed by The Company (M&E)
      - Guaranteed Minimum Withdrawal Benefit, if elected by the contract owner (GMWB)

The table below displays current separate account charges with their associated products offered in this Separate Account for each funding option:

------------------------------------------------------------------------------------------------------------------------------
FUND                                          U
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Asset-based Charges
                                                                               -----------------------------------------------
                                                                                                Optional Features
                                                                                             -----------------------
        Separate Account Charge (5)           Product                              M&E          GMWB        GMWB II      TOTAL
------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 1.25%, 3.0% AIR       Universal Select Annuity            1.25%                                  1.25%

Separate Account Charge 1.25%, 3.5% AIR       Universal Annuity                   1.25%                                  1.25%
                                              Universal Annuity Advantage         1.25%                                  1.25%

Separate Account Charge 1.40%, 3.0% AIR       Universal Select Annuity  (2)       1.40%                                  1.40%

Separate Account Charge 1.40%, 3.5% AIR       Universal Annuity Advantage         1.40%                                  1.40%
                                              (4)

Separate Account Charge 1.65%, 3.0% AIR       Universal Select Annuity  (1)       1.25%         0.40%                    1.65%

Separate Account Charge 1.65%, 3.5% AIR       Universal Annuity Advantage         1.25%         0.40%                    1.65%
                                              (3)

Separate Account Charge 1.75%, 3.0% AIR       Universal Select Annuity  (1)       1.25%                      0.50%       1.75%

Separate Account Charge 1.80%, 3.0% AIR       Universal Select Annuity  (2)       1.40%         0.40%                    1.80%

Separate Account Charge 1.80%, 3.5% AIR       Universal Annuity Advantage         1.40%         0.40%                    1.80%
                                              (4)

Separate Account Charge 1.90%, 3.5% AIR       Universal Select Annuity  (2)       1.40%                      0.50%       1.90%
------------------------------------------------------------------------------------------------------------------------------

(1)   Annual Step up of age 65
(2)   Annual Step up of age 75
(3)   5-Year Step Up Death Benefit
(4)   Annual Step Up To Age 75 Death Benefit
(5)   Assumed Interest Rate (AIR)

A semiannual administrative charge (prorated for partial periods) is assessed through the redemption of units and paid to The Company to cover contract administrative charges as follows:

--------------------------------------------------------------------------------
Product                                Administrative Charge
--------------------------------------------------------------------------------
Universal Annuity                      $15
Universal Select Annuity               $15 for contract values less than $60,000
Universal Annuity Advantage            $15 for contract values less than $60,000
--------------------------------------------------------------------------------

No sales charges are deducted from participant Purchase Payments when they are received. However, a 5% withdrawal charge (deferred sales charge) assessed through the redemption of units will apply if a participant's purchase payment is surrendered within five years of its payment date.

If the Variable Liquidity Benefit is selected, there is a surrender charge in the annuity phase, assessed through the redemption of units, of 5% of the amount withdrawn for the first five years following the initial Purchase Payment.

Participants in CitiStreet Funds Inc. ("The Funds"), may elect to enter into a separate asset allocation advisory agreement with CitiStreet Financial Services
(LLC) ("CitiStreet"), an affiliate of The Company. Under this arrangement, CitiStreet provides asset allocation advice and charges participants an annual fee, plus a one-time set-up fee of $30. The annual fee, which decreases as a participant's assets in the Funds increase, was 1.25% from January 1, 2005 to August 31, 2005. On September 1, 2005, this fee was reduced to 1.00%.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $24,200,000 and $27,271,000 of the net assets of Fund U were held on behalf of an affiliate of The Company as of December 31, 2005 and 2004, respectively. Transactions with this affiliate during the years ended December 31, 2005 and 2004 comprised participant purchase payments of approximately $1,727,000 and $3,730,000 and contract surrenders of approximately $6,160,000 and $5,507,000, respectively.

5. STATEMENT OF INVESTMENTS                                                        FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                     --------------------------------------------------------------

INVESTMENTS                                                              NO. OF          MARKET         COST OF         PROCEEDS
                                                                         SHARES           VALUE        PURCHASES       FROM SALES
                                                                     --------------  --------------  --------------  --------------
CAPITAL APPRECIATION FUND (12.1%)
    Total (Cost $446,391,906)                                             7,584,384  $  593,705,548  $    2,697,625  $   51,613,547
                                                                     --------------  --------------  --------------  --------------

DREYFUS STOCK INDEX FUND - INITIAL SHARES. (8.7%)
    Total (Cost $353,987,032)                                            13,461,440     428,343,006      10,502,210      33,246,307
                                                                     --------------  --------------  --------------  --------------

HIGH YIELD BOND TRUST (0.9%)
    Total (Cost $40,827,634)                                              4,378,618      43,961,329       3,676,109       7,691,344
                                                                     --------------  --------------  --------------  --------------

MANAGED ASSETS TRUST (4.0%)
    Total (Cost $178,895,715)                                            11,488,141     197,596,018       2,531,508      29,260,798
                                                                     --------------  --------------  --------------  --------------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (0.1%)
  AllianceBernstein Large-Cap Growth Portfolio - Class B
    Total (Cost $3,253,496)                                                 147,409       3,912,235       1,113,426         513,229
                                                                     --------------  --------------  --------------  --------------

CITISTREET FUNDS, INC. (23.2%)
  CitiStreet Diversified Bond Fund - Class I (Cost $324,304,901)         29,685,681     346,728,750      24,629,764      26,692,243
  CitiStreet International Stock Fund - Class I (Cost $194,008,248)      15,057,160     230,675,694       4,683,401      26,380,905
  CitiStreet Large Company Stock Fund - Class I (Cost $386,336,174)      28,244,755     347,128,035       5,854,497      29,330,445
  CitiStreet Small Company Stock Fund - Class I (Cost $182,969,251)      14,918,870     213,787,404      10,282,382      22,221,489
                                                                     --------------  --------------  --------------  --------------
    Total (Cost $1,087,618,574)                                          87,906,466   1,138,319,883      45,450,044     104,625,082
                                                                     --------------  --------------  --------------  --------------

DELAWARE VIP TRUST (0.5%)
  Delaware VIP REIT Series - Standard Class
    Total (Cost $20,360,464)                                              1,236,944      23,217,444       9,137,214       4,168,606
                                                                     --------------  --------------  --------------  --------------

DREYFUS VARIABLE INVESTMENT FUND (1.3%)
  Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
    Total (Cost $61,172,275)                                              1,483,092      65,196,736       2,498,193       5,958,166
                                                                     --------------  --------------  --------------  --------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (10.6%)
  Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares
    (Cost $3,476,908)                                                       205,986       4,193,880       1,032,529         919,649
  Mutual Shares Securities Fund - Class 2 Shares (Cost $9,871,424)          613,512      11,147,505       5,976,269         620,535
  Templeton Developing Markets Securities Fund - Class 2 Shares
    (Cost $10,499,908)                                                    1,120,300      12,211,270       9,950,315         431,433
  Templeton Foreign Securities Fund - Class 2 Shares
    (Cost $4,915,225)                                                       344,831       5,386,252       4,121,589         316,795
  Templeton Global Asset Allocation Fund - Class 1 Shares
    (Cost $138,143,195)                                                   7,586,761     159,777,189       9,591,534      16,803,286
  Templeton Growth Securities Fund - Class 1 Shares
    (Cost $299,958,351)                                                  23,390,392     326,997,675       6,570,343      31,059,709
                                                                     --------------  --------------  --------------  --------------
    Total (Cost $466,865,011)                                            33,261,782     519,713,771      37,242,579      50,151,407
                                                                     --------------  --------------  --------------  --------------

GREENWICH STREET SERIES FUND (1.0%)
  Appreciation Portfolio (Cost $6,954,647)                                  322,148       7,805,647       2,509,522         704,072
  Fundamental Value Portfolio (Cost $38,512,716)                          2,032,757      41,935,774       5,551,713       3,522,327
                                                                     --------------  --------------  --------------  --------------
    Total (Cost $45,467,363)                                              2,354,905      49,741,421       8,061,235       4,226,399
                                                                     --------------  --------------  --------------  --------------

JANUS ASPEN SERIES (0.3%)
  International Growth Portfolio - Service Shares
    Total (Cost $9,704,363)                                                 353,764      12,441,883       6,895,511       1,743,881
                                                                     --------------  --------------  --------------  --------------

LAZARD RETIREMENT SERIES, INC. (0.2%)
  Lazard Retirement Small Cap Portfolio
    Total (Cost $7,210,654)                                                 473,925       7,729,723       2,810,394       1,022,246
                                                                     --------------  --------------  --------------  --------------

5. STATEMENT OF INVESTMENTS (CONTINUED)                                       FOR THE YEAR ENDED DECEMBER 31, 2005 (CONTINUED)
                                                                     --------------------------------------------------------------

INVESTMENTS                                                               NO. OF         MARKET         COST OF         PROCEEDS
                                                                          SHARES          VALUE        PURCHASES       FROM SALES
                                                                     --------------  --------------  --------------  --------------
PIMCO Variable Insurance Trust (0.3%)
  Real Return Portfolio - Administrative Class (Cost $984,577)               76,198  $      966,951  $    1,120,794  $      134,718
  Total Return Portfolio - Administrative Class (Cost $11,714,793)        1,118,060      11,448,934       6,289,490         706,181
                                                                     --------------  --------------  --------------  --------------
    Total (Cost $12,699,370)                                              1,194,258      12,415,885       7,410,284         840,899
                                                                     --------------  --------------  --------------  --------------

PUTNAM VARIABLE TRUST (1.4%)
  Putnam VT International Equity Fund - Class IB Shares
    (Cost $3,566,403)                                                       282,497       4,593,396         962,103         736,086
  Putnam VT Small Cap Value Fund - Class IB Shares
    (Cost $47,074,033)                                                    2,734,730      62,707,367      12,135,138       4,680,534
                                                                     --------------  --------------  --------------  --------------
    Total (Cost $50,640,436)                                              3,017,227      67,300,763      13,097,241       5,416,620
                                                                     --------------  --------------  --------------  --------------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (0.8%)
  All Cap Fund - Class I (Cost $21,407,704)                               1,463,358      25,389,262       1,386,284       3,957,367
  Investors Fund - Class I (Cost $5,983,925)                                489,517       7,117,574         771,007         858,224
  Small Cap Growth Fund - Class I (Cost $5,867,503)                         480,741       6,557,304       1,793,321       1,676,380
                                                                     --------------  --------------  --------------  --------------
    Total (Cost $33,259,132)                                              2,433,616      39,064,140       3,950,612       6,491,971
                                                                     --------------  --------------  --------------  --------------

THE TRAVELERS SERIES TRUST (7.2%)
  AIM Capital Appreciation Portfolio (Cost $115,056)                         10,178         118,164         215,115         103,226
  Convertible Securities Portfolio (Cost $39,435)                             3,264          38,681          43,916           4,508
  Disciplined Mid Cap Stock Portfolio (Cost $41,602,484)                  2,498,316      54,863,022       3,268,559       5,484,382
  Large Cap Portfolio (Cost $160,107)                                        11,040         167,146         338,920         181,454
  Managed Allocation Series: Aggressive Portfolio (Cost $85)                      8              86              88               2
  Managed Allocation Series: Moderate Portfolio (Cost $2,293)                   213           2,300           2,328              35
  Managed Allocation Series: Moderate-Aggressive Portfolio
    (Cost $2,733)                                                               259           2,834           2,741               8
  Managed Allocation Series: Moderate-Conservative Portfolio
    (Cost $28)                                                                    3              28              30               2
  Mercury Large Cap Core Portfolio (Cost $669,342)                           68,833         697,972         685,200          16,355
  MFS Mid Cap Growth Portfolio (Cost $5,854,085)                            865,053       6,998,280       1,111,685       1,928,758
  MFS Total Return Portfolio (Cost $111,076,316)                          6,898,936     113,418,506      19,317,038       4,854,168
  MFS Value Portfolio (Cost $6,383,260)                                     516,279       6,422,515       5,643,192         442,741
  Mondrian International Stock Portfolio (Cost $1,120,513)                   99,455       1,243,185       1,089,823         469,102
  Pioneer Fund Portfolio (Cost $19,026,933)                               1,299,424      16,567,658         688,362       2,294,399
  Pioneer Mid Cap Value Portfolio (Cost $376,709)                            35,375         381,346         494,249         114,858
  Pioneer Strategic Income Portfolio (Cost $4,789,771)                      502,199       4,685,515       5,037,219         639,056
  Salomon Brothers Strategic Total Return Bond Fund
    (Cost $1,174,648)                                                       109,244       1,148,155         504,853         302,104
  Strategic Equity Portfolio (Cost $91,108,802)                           3,977,840      70,765,773         805,601       9,253,122
  Style Focus Series: Small Cap Growth Portfolio (Cost $58,749)               5,170          58,523         276,896         219,792
  Style Focus Series: Small Cap Value Portfolio (Cost $124,187)              11,033         123,457         254,693         129,441
  U.S. Government Securities Portfolio (Cost $72,334,301)                 5,668,419      75,333,289       4,014,205      11,431,509
                                                                     --------------  --------------  --------------  --------------
    Total (Cost $356,019,837)                                            22,580,541     353,036,435      43,794,713      37,869,022
                                                                     --------------  --------------  --------------  --------------

TRAVELERS SERIES FUND INC. (3.2%)
  SB Adjustable Rate Income Portfolio - Class I Shares
    (Cost $759,754)                                                          75,324         748,717         549,045         111,092
  Smith Barney Aggressive Growth Portfolio (Cost $48,320,391)             4,128,265      61,387,301       5,327,119       4,068,814
  Smith Barney International All Cap Growth Portfolio
    (Cost $14,491,148)                                                    1,398,896      20,004,206       3,246,220       4,987,604
  Smith Barney Large Cap Value Portfolio (Cost $22,182,433)               1,233,389      23,323,391         940,083       3,273,896
  Smith Barney Large Capitalization Growth Portfolio
    (Cost $15,882,468)                                                    1,194,653      18,039,257       2,182,438       4,279,447
  Social Awareness Stock Portfolio (Cost $31,836,587)                     1,430,106      36,024,374       1,107,504       4,340,953
                                                                     --------------  --------------  --------------  --------------
    Total (Cost $133,472,781)                                             9,460,633     159,527,246      13,352,409      21,061,806
                                                                     --------------  --------------  --------------  --------------

VAN KAMPEN LIFE INVESTMENT TRUST (0.2%)
  Comstock Portfolio - Class II Shares
    Total (Cost $10,104,934)                                                800,430      10,925,872       6,617,582         638,249
                                                                     --------------  --------------  --------------  --------------

5. STATEMENT OF INVESTMENTS (CONTINUED)                                         FOR THE YEAR ENDED DECEMBER 31, 2005 (CONTINUED)
                                                                     --------------------------------------------------------------

INVESTMENTS                                                              NO. OF          MARKET         COST OF         PROCEEDS
                                                                         SHARES           VALUE        PURCHASES       FROM SALES
                                                                     --------------  --------------  --------------  --------------
Variable Insurance Products Fund (24.0%)
  Asset Manager SM Portfolio - Initial Class (Cost $204,223,003)         13,557,731  $  203,908,268  $    6,201,187  $   34,902,679
  Contrafund(R) Portfolio - Service Class 2 (Cost $32,002,441)            1,229,858      37,744,337      19,328,361         259,241
  Equity - Income Portfolio - Initial Class (Cost $278,459,946)          13,677,870     348,648,912      20,374,986      39,217,668
  Growth Portfolio - Initial Class (Cost $472,571,808)                   14,191,773     478,262,760       2,554,175      72,617,248
  High Income Portfolio - Initial Class (Cost $45,856,844)                6,249,278      38,558,047      10,362,363      10,082,675
  Mid Cap Portfolio - Service Class 2 (Cost $52,122,803)                  2,046,726      70,959,987      22,451,507       2,155,910
                                                                     --------------  --------------  --------------  --------------
    Total (Cost $1,085,236,845)                                          50,953,236   1,178,082,311      81,272,579     159,235,421
                                                                     --------------  --------------  --------------  --------------

6. FINANCIAL HIGHLIGHTS

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
CAPITAL APPRECIATION FUND                 2005     91,570   1.326 - 6.718   593,685           -      1.25 - 1.65       2.75 - 20.59
                                          2004     98,776   5.550 - 5.755   549,166           -             1.25      18.05 - 18.06
                                          2003    108,313   4.701 - 4.875   510,232        0.05             1.25      23.35 - 23.36
                                          2002    120,205   3.811 - 3.952   459,111        1.54             1.25  (26.02) - (26.01)
                                          2001    137,755   5.151 - 5.342   711,461        0.46             1.25  (27.02) - (27.01)

DREYFUS STOCK INDEX FUND - INITIAL
SHARES                                    2005    135,730   1.108 - 3.161   428,328        1.61      1.25 - 1.65        3.40 - 6.52
                                          2004    143,469   1.077 - 3.057   438,544        1.81             1.25        0.56 - 9.30
                                          2003    149,014           2.797   416,863        1.50             1.25              26.73
                                          2002    153,048           2.207   337,727        1.34             1.25            (23.31)
                                          2001    164,059           2.878   472,183        1.09             1.25            (13.29)

HIGH YIELD BOND TRUST                     2005      8,186   1.032 - 5.462    43,960        0.01      1.25 - 1.65      (0.86) - 3.17
                                          2004      8,760   5.402 - 5.458    47,379        6.79             1.25               7.40
                                          2003      9,377   5.030 - 5.082    47,226        8.09             1.25      27.53 - 27.54
                                          2002      8,053   3.944 - 3.985    31,792       14.68             1.25        3.29 - 3.30
                                          2001      7,732   3.818 - 3.858    29,562        6.49             1.25        8.16 - 8.19

MANAGED ASSETS TRUST                      2005     35,605   1.077 - 5.947   197,589        0.02      1.25 - 1.65        0.74 - 3.56
                                          2004     40,275   5.387 - 5.799   218,262        2.31             1.25        8.06 - 8.09
                                          2003     43,669   4.985 - 5.365   219,039        2.58             1.25      20.47 - 20.48
                                          2002     46,383   4.138 - 4.453   193,210        6.10             1.25    (9.75) - (9.73)
                                          2001     52,482   4.584 - 4.934   242,398        2.63             1.25    (6.27) - (6.26)
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Large-Cap Growth
    Portfolio - Class B                   2005      4,525   0.864 - 1.241     3,912           -      1.25 - 1.40      13.39 - 27.67
                                          2004      3,708           0.762     2,825           -             1.25               7.02
                                          2003      2,865           0.712     2,040           -             1.25              21.71
                                          2002      2,556           0.585     1,494           -             1.25            (31.66)
                                          2001        849           0.856       726           -             1.25            (14.40)
CITISTREET FUNDS, INC.
  CitiStreet Diversified Bond Fund -
    Class I                               2005    181,335   1.014 - 1.914   346,717        3.28      1.25 - 1.40        0.79 - 2.11
                                          2004    185,980   1.008 - 1.899   353,096        3.36             1.25        0.20 - 3.38
                                          2003    181,300           1.837   333,057        4.03             1.25               4.26
                                          2002    202,597           1.762   356,924        4.10             1.25               7.64
                                          2001    223,789           1.637   366,368        4.10             1.25               5.54

  CitiStreet International Stock Fund -
    Class I                               2005    109,499   1.276 - 2.108   230,668        1.31      1.25 - 1.40      13.20 - 13.83
                                          2004    120,929   1.129 - 1.862   225,110        1.34             1.25     (0.18) - 13.47
                                          2003    133,441           1.641   219,019        0.78             1.25              28.40
                                          2002    157,091           1.278   200,753        0.61             1.25            (23.29)
                                          2001    157,226           1.666   261,883        1.44             1.25            (22.40)

  CitiStreet Large Company Stock Fund -
    Class I                               2005    186,965   1.144 - 1.858   347,116        1.11      1.25 - 1.40       5.33 - 10.96
                                          2004    199,733   1.088 - 1.763   352,169        0.83             1.25      (0.09) - 8.69
                                          2003    208,253           1.622   337,893        0.70             1.25              26.52
                                          2002    203,064           1.282   260,336        0.65             1.25            (23.83)
                                          2001    199,594           1.683   335,826        0.89             1.25            (16.77)

  CitiStreet Small Company Stock Fund -
    Class I                               2005     81,647   1.180 - 2.620   213,780        0.11      1.25 - 1.65       5.90 - 16.26
                                          2004     89,122   1.128 - 2.474   220,449        0.11             1.25     (0.27) - 13.54
                                          2003     98,738           2.179   215,162        0.13             1.25              41.31
                                          2002     93,220           1.542   143,775        0.52             1.25            (24.67)
                                          2001    100,583           2.047   205,928        0.03             1.25               0.29

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
DELAWARE VIP TRUST
  Delaware VIP REIT Series - Standard
    Class                                 2005     13,391   1.182 - 1.739    23,217        1.78      1.25 - 1.65       5.84 - 13.95
                                          2004     11,119   1.144 - 1.643    18,264        1.88             1.25       0.70 - 29.78
                                          2003      4,406           1.266     5,578           -             1.25              26.60
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF - Developing Leaders
    Portfolio - Initial Shares            2005     50,330   1.108 - 1.295    65,195           -      1.25 - 1.65      (0.88) - 9.41
                                          2004     52,507           1.240    65,097        0.20             1.25              10.03
                                          2003     50,883           1.127    57,369        0.03             1.25              29.99
                                          2002     47,369           0.867    41,064        0.04             1.25            (20.09)
                                          2001     38,641           1.085    41,940        0.46             1.25             (7.34)
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
    Securities Fund - Class 2 Shares      2005      4,149   1.011 - 1.140     4,194           -             1.25        3.48 - 7.04
                                          2004      3,984           0.977     3,890           -             1.25              10.15
                                          2003      3,061           0.887     2,715           -             1.25              35.63
                                          2002      1,397           0.654       914        0.25             1.25            (29.60)
                                          2001        500           0.929       464        0.06             1.25             (7.10)

  Mutual Shares Securities Fund -
    Class 2 Shares                        2005      7,662   1.167 - 1.458    11,147        0.90      1.25 - 1.80        0.78 - 9.88
                                          2004      3,734           1.335     4,985        0.81             1.25              11.25
                                          2003      1,487           1.200     1,785        0.12             1.25              20.00
  Templeton Developing Markets
    Securities Fund - Class 2 Shares      2005      7,894   1.395 - 1.548    12,211        1.08      1.25 - 1.65       7.31 - 25.85
                                          2004        846           1.230     1,041        0.17             1.25              23.00
  Templeton Foreign Securities Fund -
    Class 2 Shares                        2005      4,295   1.201 - 1.254     5,386        1.13      1.25 - 1.80       1.78 - 11.65
                                          2004      1,035           1.153     1,193        0.05             1.25              15.30
  Templeton Global Asset Allocation
    Fund - Class 1 Shares                 2005     47,260   1.138 - 3.386   159,772        3.93      1.25 - 1.65        2.57 - 5.18
                                          2004     50,673           3.301   167,292        2.99             1.25              14.50
                                          2003     53,977           2.883   155,637        2.79             1.25              30.63
                                          2002     59,226           2.207   130,685        1.97             1.25             (5.32)
                                          2001     67,658           2.331   157,740        1.44             1.25            (10.86)
  Templeton Growth Securities Fund -
    Class 1 Shares                        2005     85,645   1.176 - 3.820   326,986        1.23      1.25 - 1.65       5.09 - 10.18
                                          2004     92,328           3.547   327,448        1.27             1.25              14.83
                                          2003     97,404           3.089   300,901        1.68             1.25              30.95
                                          2002    107,999           2.359   254,721        2.39             1.25            (19.32)
                                          2001    121,148           2.924   354,230        2.07             1.25             (2.21)
GREENWICH STREET SERIES FUND
  Appreciation Portfolio                  2005      6,775   1.092 - 1.152     7,805        0.96      1.25 - 1.40        2.95 - 7.69
                                          2004      5,139           1.119     5,749        1.41             1.25               7.49
                                          2003      2,887           1.041     3,006        1.01             1.25              23.05
                                          2002        877           0.846       742        2.56             1.25            (15.40)

  Fundamental Value Portfolio             2005     38,670   1.084 - 1.111    41,934        0.96      1.25 - 1.65       2.60 - 11.22
                                          2004     38,937           1.048    40,803        0.72             1.25               6.83
                                          2003     30,790           0.981    30,191        0.74             1.25              37.01
                                          2002     21,691           0.716    15,534        1.27             1.25            (22.26)
                                          2001     10,466           0.921     9,644        0.41             1.25             (7.90)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
JANUS ASPEN SERIES
  International Growth Portfolio -
    Service Shares                        2005     10,024   1.241 - 1.516    12,441        1.22             1.25      30.36 - 33.92
                                          2004      5,365           0.952     5,108        0.91             1.25              17.24
                                          2003      3,558           0.812     2,890        1.10             1.25              32.90
                                          2002      1,993           0.611     1,218        0.69             1.25            (26.74)
                                          2001        768           0.834       640        0.57             1.25            (16.60)
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio   2005      4,964   1.129 - 1.558     7,729           -             1.25        2.70 - 6.11
                                          2004      4,056           1.517     6,154           -             1.25              13.46
                                          2003      1,896           1.337     2,535           -             1.25              33.70
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio - Administrative
    Class                                 2005        970   0.996 - 0.997       967        2.14      1.25 - 1.40    (1.29) - (0.30)

  Total Return Portfolio -
    Administrative Class                  2005     10,806   1.015 - 1.060    11,449        3.52      1.25 - 1.65        0.30 - 1.50
                                          2004      5,879           1.047     6,158        1.91             1.25               3.56
                                          2003      2,400           1.011     2,427        1.66             1.25               1.10
PUTNAM VARIABLE TRUST
  Putnam VT International Equity Fund -
    Class IB Shares                       2005      4,078           1.126     4,593        1.43             1.25              10.83
                                          2004      3,869           1.016     3,932        1.36             1.25              14.67
                                          2003      3,592           0.886     3,182        0.77             1.25              26.93
                                          2002      2,780           0.698     1,940        0.64             1.25            (18.65)
                                          2001        860           0.858       738           -             1.25            (14.20)
  Putnam VT Small Cap Value Fund - Class
    IB Shares                             2005     36,661   1.194 - 1.713    62,705        0.17      1.25 - 1.65       5.74 - 14.37
                                          2004     33,662           1.620    54,536        0.33             1.25              24.62
                                          2003     27,307           1.300    35,491        0.32             1.25              47.90
                                          2002     23,342           0.879    20,527        0.16             1.25            (19.36)
                                          2001     11,993           1.090    13,067           -             1.25               9.00
SALOMON BROTHERS VARIABLE SERIES
FUNDS INC.
  All Cap Fund - Class I                  2005     24,056   1.055 - 1.103    25,388        0.84             1.25        2.73 - 5.75
                                          2004     26,498           1.027    27,217        0.56             1.25               6.98
                                          2003     23,366           0.960    22,436        0.31             1.25              37.34
                                          2002     16,641           0.699    11,637        0.46             1.25            (26.03)
                                          2001     11,455           0.945    10,823        1.37             1.25             (5.50)

  Investors Fund - Class I                2005      6,821   1.044 - 1.126     7,117        1.21             1.25        5.24 - 7.24
                                          2004      6,899           0.992     6,843        1.60             1.25               9.01
                                          2003      5,708           0.910     5,194        1.66             1.25              30.75
                                          2002      4,408           0.696     3,069        1.41             1.25            (24.02)
                                          2001      2,700           0.916     2,474        1.50             1.25             (8.40)

  Small Cap Growth Fund - Class I         2005      6,045   1.084 - 1.210     6,557           -      1.25 - 1.65       2.64 - 15.51
                                          2004      6,387           1.047     6,685           -             1.25              13.68
                                          2003      5,518           0.921     5,080           -             1.25              47.12
                                          2002      1,495           0.626       936           -             1.25            (35.53)
                                          2001        508           0.971       493           -             1.25             (2.90)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
THE TRAVELERS SERIES TRUST
  AIM Capital Appreciation Portfolio      2005        103   1.141 - 1.144       118        0.49      1.25 - 1.65     (1.04) - 14.40

  Convertible Securities Portfolio        2005         37   1.034 - 1.035        39        4.95      1.25 - 1.40        1.37 - 3.60

  Disciplined Mid Cap Stock Portfolio     2005     30,226   1.231 - 1.815    54,861           -      1.25 - 1.40       3.51 - 15.56
                                          2004     31,510           1.635    51,518        0.29             1.25              14.98
                                          2003     30,484           1.422    43,340        0.32             1.25              32.16
                                          2002     29,243           1.076    31,472        0.56             1.25            (15.41)
                                          2001     25,279           1.272    32,155        0.29             1.25             (5.22)

  Large Cap Portfolio                     2005        155           1.080       167           -             1.25        4.65 - 8.00

  Managed Allocation Series:
    Aggressive Portfolio                  2005          +           1.034         +           -             1.25               3.40

  Managed Allocation Series: Moderate
    Portfolio                             2005          2           1.033         2        1.42      1.25 - 1.40        2.79 - 3.30

  Managed Allocation Series:
    Moderate-Aggressive Portfolio         2005          3           1.041         3        0.58             1.25               4.10

  Managed Allocation Series:
    Moderate-Conservative Portfolio       2005          +           1.023         +        0.64             1.25               2.30


  Mercury Large Cap Core Portfolio        2005        618   1.126 - 1.130       698           -      1.25 - 1.80     (1.23) - 13.00

  MFS Mid Cap Growth Portfolio            2005     11,495   0.609 - 1.150     6,998           -      1.25 - 1.40       1.84 - 14.51
                                          2004     12,782           0.598     7,644           -             1.25              12.62
                                          2003     11,788           0.531     6,256           -             1.25              35.46
                                          2002      5,435           0.392     2,131           -             1.25            (49.48)
                                          2001      2,868           0.776     2,225           -             1.25            (22.40)

  MFS Total Return Portfolio              2005     45,719   1.071 - 2.498   113,415        2.25      1.25 - 1.65        1.67 - 3.66
                                          2004     42,102           2.457   103,456        2.80             1.25              10.08
                                          2003     39,725           2.232    88,676        2.36             1.25              15.05
                                          2002     37,931           1.940    73,571        6.32             1.25             (6.42)
                                          2001     31,891           2.073    66,113        2.82             1.25             (1.24)

  MFS Value Portfolio                     2005      5,439   1.149 - 1.181     6,422        1.61      1.25 - 1.40        1.50 - 7.37
                                          2004      1,087           1.123     1,221        3.51             1.25              12.30

  Mondrian International Stock Portfolio  2005      1,007   1.183 - 1.235     1,243        0.06      1.25 - 1.40        2.25 - 8.14
                                          2004        448           1.142       511        4.03             1.25              14.20

  Pioneer Fund Portfolio                  2005      9,444   1.139 - 1.755    16,567           -             1.25        4.71 - 6.65
                                          2004     10,276           1.676    17,225        0.88             1.25               9.76
                                          2003     11,577           1.527    17,682        1.45             1.25              22.26
                                          2002     12,848           1.249    16,052        6.46             1.25            (31.11)
                                          2001     16,857           1.813    30,560        1.77             1.25            (23.95)

  Pioneer Mid Cap Value Portfolio         2005        374   1.019 - 1.020       381        0.40      1.25 - 1.40        2.00 - 2.41

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Pioneer Strategic Income Portfolio      2005      3,127   1.065 - 1.504     4,685        7.15      1.25 - 1.40      (0.84) - 2.38
                                          2004        259           1.469       380       24.74             1.25               8.98
                                          2003          -           1.348         -           -             1.25                  -
                                          2002          -           1.348         -           -             1.25               4.58
                                          2001      5,512           1.289     7,105        7.84             1.25               2.96
  Salomon Brothers Strategic Total
    Return Bond Fund                      2005        587           1.955     1,148        4.05             1.25               1.03
                                          2004        498           1.935       964        6.60             1.25               4.99
                                          2003        365           1.843       673        7.15             1.25              11.97
                                          2002        274           1.646       452        9.98             1.25               6.95
                                          2001        298           1.539       459        5.99             1.25               5.12

  Strategic Equity Portfolio              2005     31,246   1.100 - 2.265    70,763        0.59             1.25       0.80 - 10.11
                                          2004     34,952           2.247    78,553        1.39             1.25               8.81
                                          2003     38,380           2.065    79,237           -             1.25              30.94
                                          2002     40,015           1.577    63,111        0.58             1.25            (34.40)
                                          2001     45,324           2.404   108,977        0.20             1.25            (14.45)

  Style Focus Series: Small Cap Growth
    Portfolio                             2005         51           1.153        59           -             1.25              15.30

  Style Focus Series: Small Cap Value
    Portfolio                             2005        108           1.148       123        0.48             1.25     (1.54) - 14.80

  U.S. Government Securities Portfolio    2005     34,210   1.037 - 2.203    75,331           -      1.25 - 1.40        0.39 - 3.04
                                          2004     37,208           2.138    79,542        4.20             1.25               4.80
                                          2003     44,869           2.040    91,518        4.23             1.25               1.49
                                          2002     57,617           2.010   115,815        8.70             1.25              12.23
                                          2001     31,721           1.791    56,820        3.83             1.25               4.49
TRAVELERS SERIES FUND INC.
  SB Adjustable Rate Income Portfolio -
    Class I Shares                        2005        741   1.010 - 1.011       749        4.16             1.25        0.60 - 1.10
                                          2004        320           0.999       320        1.60             1.25             (0.10)
                                          2003         37           1.000        37        0.71             1.25                  -

  Smith Barney Aggressive Growth
    Portfolio                             2005     61,332   1.001 - 1.201    61,385           -      1.25 - 1.65      10.24 - 19.50
                                          2004     59,276   0.908 - 1.089    53,799           -             1.25        1.02 - 8.61
                                          2003     46,836           0.836    39,149           -             1.25              32.91
                                          2002     26,372           0.629    16,593           -             1.25            (33.51)
                                          2001     11,837           0.946    11,196           -             1.25             (5.40)
  Smith Barney International All Cap
    Growth Portfolio                      2005     14,134           1.415    20,004        1.36             1.25              10.29
                                          2004     15,470           1.283    19,844        0.94             1.25              16.42
                                          2003     16,482           1.102    18,163        1.10             1.25              25.94
                                          2002     17,422           0.875    15,251        0.94             1.25            (26.66)
                                          2001     20,784           1.193    24,795           -             1.25            (32.02)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
TRAVELERS SERIES FUND INC. (CONTINUED)
  Smith Barney Large Cap Value Portfolio  2005     10,927           2.135    23,323        1.59             1.25               5.17
                                          2004     12,122           2.030    24,602        1.89             1.25               9.26
                                          2003     12,794           1.858    23,766        1.77             1.25              26.05
                                          2002     13,429           1.474    19,795        3.70             1.25             (26.34)
                                          2001     15,355           2.001    30,731        1.39             1.25              (9.33)
  Smith Barney Large Capitalization
    Growth Portfolio                      2005     17,805   1.013 - 1.140    18,039        0.13      1.25 - 1.40        3.90 - 9.30
                                          2004     19,869           0.975    19,371        0.36             1.25              (0.91)
                                          2003     16,497           0.984    16,228        0.04             1.25              45.78
                                          2002      2,527           0.675     1,705        0.51             1.25             (25.66)
                                          2001        996           0.908       905           -             1.25              (9.20)

  Social Awareness Stock Portfolio        2005     13,263   1.146 - 2.718    36,023        0.71             1.25        3.07 - 3.15
                                          2004     14,427   1.111 - 2.637    38,036        0.74             1.25        2.21 - 4.93
                                          2003     15,328           2.513    38,519        0.55             1.25              27.24
                                          2002     15,984           1.975    31,566        0.86             1.25             (25.78)
                                          2001     17,250           2.661    45,899        0.41             1.25             (16.71)
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II Shares    2005      7,330   1.126 - 1.494    10,925        0.72      1.25 - 1.65        0.90 - 4.14
                                          2004      3,260           1.453     4,737        0.63             1.25              15.96
                                          2003      1,507           1.253     1,888           -             1.25              25.30
VARIABLE INSURANCE PRODUCTS FUND
  Asset Manager SM Portfolio - Initial
    Class                                 2005     86,165   1.069 - 2.367   203,901        2.80             1.25        2.78 - 2.79
                                          2004    100,168   1.040 - 2.303   230,702        2.79             1.25        0.29 - 4.16
                                          2003    112,404           2.211   248,544        3.66             1.25              16.49
                                          2002    123,598           1.898   234,563        4.15             1.25              (9.83)
                                          2001    146,070           2.105   307,544        4.40             1.25              (5.31)

  Contrafund(R) Portfolio - Service
    Class 2                               2005     23,258   1.244 - 1.626    37,743        0.09      1.25 - 1.80     (0.96) - 18.67
                                          2004     10,199           1.412    14,397        0.12             1.25              13.78
                                          2003      3,102           1.241     3,851           -             1.25              24.10

  Equity - Income Portfolio - Initial
    Class                                 2005    116,400   1.118 - 2.996   348,637        1.66      1.25 - 1.80     (0.53) - 10.53
                                          2004    127,917           2.866   366,570        1.56             1.25              10.15
                                          2003    136,245           2.602   354,471        1.82             1.25              28.75
                                          2002    145,201           2.021   293,492        1.81             1.25             (17.98)
                                          2001    163,253           2.464   402,317        1.77             1.25              (6.17)

  Growth Portfolio - Initial Class        2005    168,219   1.111 - 2.843   478,246        0.52      1.25 - 1.65        4.48 - 7.18
                                          2004    192,953           2.721   525,048        0.27             1.25               2.10
                                          2003    212,463           2.665   566,276        0.27             1.25              31.22
                                          2002    228,719           2.031   464,625        0.26             1.25             (30.99)
                                          2001    261,639           2.943   770,037        0.08             1.25             (18.68)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
VARIABLE INSURANCE PRODUCTS FUND
(CONTINUED)
  High Income Portfolio - Initial Class   2005     19,794           1.948    38,557       15.22             1.25               1.41
                                          2004     22,537           1.921    43,285        8.28             1.25               8.29
                                          2003     25,476           1.774    45,206        6.99             1.25              25.64
                                          2002     26,480           1.412    37,384       11.04             1.25               2.17
                                          2001     30,344           1.382    41,935       13.62             1.25             (12.81)

  Mid Cap Portfolio - Service Class 2     2005     39,654   1.303 - 1.792    70,958           -      1.25 - 1.65       7.51 - 20.50
                                          2004     27,002           1.537    41,510           -             1.25              23.06
                                          2003     14,087           1.249    17,590        0.22             1.25              36.50
                                          2002      8,999           0.915     8,229        0.37             1.25             (11.08)
                                          2001      1,515           1.029     1,559           -             1.25               2.90

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented. + Less than 1,000

7. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                              DREYFUS STOCK
                                                     CAPITAL                   INDEX FUND -                    HIGH YIELD
                                                 APPRECIATION FUND            INITIAL SHARES                  BOND TRUST
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    98,776,278    108,312,514    143,469,355    149,014,166      8,759,697      9,376,790
Accumulation units purchased and
  transferred from other funding options .     8,707,687      9,421,019     17,144,315     21,750,598      1,895,278      2,143,494
Accumulation units redeemed and
  transferred to other funding options ...   (15,902,685)   (18,943,873)   (24,860,422)   (27,269,147)    (2,467,817)    (2,759,575)
Annuity units ............................       (11,359)       (13,382)       (23,458)       (26,262)        (1,055)        (1,012)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    91,569,921     98,776,278    135,729,790    143,469,355      8,186,103      8,759,697
                                            ============   ============   ============   ============   ============   ============

                                                                               ALLIANCEBERNSTEIN                   CITISTREET
                                                    MANAGED                    LARGE-CAP GROWTH                   DIVERSIFIED
                                                 ASSETS TRUST                PORTFOLIO - CLASS B              BOND FUND - CLASS I
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    40,275,322     43,669,434      3,707,589      2,865,087    185,980,258    181,300,133
Accumulation units purchased and
  transferred from other funding options .     2,140,416      3,338,686      1,767,787      1,968,877     30,300,405     40,290,951
Accumulation units redeemed and
  transferred to other funding options ...    (6,766,658)    (6,722,608)      (950,568)    (1,126,375)   (34,924,452)   (35,587,126)
Annuity units ............................       (44,365)       (10,190)            --             --        (21,700)       (23,700)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    35,604,715     40,275,322      4,524,808      3,707,589    181,334,511    185,980,258
                                            ============   ============   ============   ============   ============   ============

                                                    CITISTREET                    CITISTREET                  CITISTREET SMALL
                                                  INTERNATIONAL                 LARGE COMPANY                  COMPANY STOCK
                                               STOCK FUND - CLASS I          STOCK FUND - CLASS I             FUND - CLASS I
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................   120,928,687    133,441,492    199,732,793    208,253,227     89,121,971     98,738,316
Accumulation units purchased and
  transferred from other funding options .    13,526,973     19,693,445     23,452,177     29,119,357      9,919,616     12,509,297
Accumulation units redeemed and
  transferred to other funding options ...   (24,947,639)   (32,196,654)   (36,206,045)   (37,626,282)   (17,388,280)   (22,120,142)
Annuity units ............................        (9,455)        (9,596)       (13,846)       (13,509)        (6,621)        (5,500)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................   109,498,566    120,928,687    186,965,079    199,732,793     81,646,686     89,121,971
                                            ============   ============   ============   ============   ============   ============

                                                                                   DREYFUS VIF -                  FRANKLIN
                                                     DELAWARE                       DEVELOPING                 SMALL-MID CAP
                                                VIP REIT SERIES -              LEADERS PORTFOLIO -           GROWTH SECURITIES
                                                  STANDARD CLASS                  INITIAL SHARES           FUND - CLASS 2 SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    11,118,930      4,405,737     52,507,474     50,882,672      3,983,556      3,060,921
Accumulation units purchased and
  transferred from other funding options .     7,996,635     10,836,448      9,463,586     13,612,921      1,615,297      2,363,889
Accumulation units redeemed and
  transferred to other funding options ...    (5,724,319)    (4,123,255)   (11,638,544)   (11,985,626)    (1,449,818)    (1,441,254)
Annuity units ............................            --             --         (2,270)        (2,493)            --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    13,391,246     11,118,930     50,330,246     52,507,474      4,149,035      3,983,556
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                                                                              TEMPLETON
                                                    MUTUAL SHARES             TEMPLETON DEVELOPING              FOREIGN
                                                 SECURITIES FUND -         MARKETS SECURITIES FUND -         SECURITIES FUND -
                                                   CLASS 2 SHARES                CLASS 2 SHARES              CLASS 2 SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................     3,733,761      1,486,942        846,095             --      1,034,961             --
Accumulation units purchased and
  transferred from other funding options .     5,340,313      3,383,521      8,772,572        995,734      4,034,287      1,169,958
Accumulation units redeemed and
  transferred to other funding options ...    (1,412,233)    (1,136,702)    (1,724,955)      (149,639)      (774,516)      (134,997)
Annuity units ............................            --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................     7,661,841      3,733,761      7,893,712        846,095      4,294,732      1,034,961
                                            ============   ============   ============   ============   ============   ============

                                                    TEMPLETON
                                                  GLOBAL ASSET                  TEMPLETON GROWTH
                                               ALLOCATION FUND -               SECURITIES FUND -              APPRECIATION
                                                 CLASS 1 SHARES                  CLASS 1 SHARES                PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    50,672,709     53,977,404     92,327,562     97,403,572      5,139,040      2,886,552
Accumulation units purchased and
  transferred from other funding options .     5,903,297      5,627,818      8,358,478      9,001,098      3,057,235      3,190,674
Accumulation units redeemed and
  transferred to other funding options ...    (9,311,680)    (8,927,513)   (15,036,090)   (14,071,138)    (1,420,875)      (938,186)
Annuity units ............................        (4,135)        (5,000)        (4,702)        (5,970)            --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    47,260,191     50,672,709     85,645,248     92,327,562      6,775,400      5,139,040
                                            ============   ============   ============   ============   ============   ============

                                                                                 INTERNATIONAL                       LAZARD
                                                  FUNDAMENTAL                 GROWTH PORTFOLIO -               RETIREMENT SMALL
                                               VALUE PORTFOLIO                  SERVICE SHARES                   CAP PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    38,936,677     30,789,994      5,364,547      3,557,813      4,056,498      1,896,134
Accumulation units purchased and
  transferred from other funding options .     8,768,627     15,074,645      7,839,776      5,303,286      2,388,917      3,371,697
Accumulation units redeemed and
  transferred to other funding options ...    (9,033,349)    (6,927,373)    (3,180,662)    (3,496,552)    (1,481,083)    (1,211,333)
Annuity units ............................        (2,444)          (589)            --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    38,669,511     38,936,677     10,023,661      5,364,547      4,964,332      4,056,498
                                            ============   ============   ============   ============   ============   ============

                                                                                                                 PUTNAM VT
                                                                                                              INTERNATIONAL
                                               REAL RETURN PORTFOLIO -     TOTAL RETURN PORTFOLIO -           EQUITY FUND -
                                                ADMINISTRATIVE CLASS         ADMINISTRATIVE CLASS            CLASS IB SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................            --             --      5,878,579      2,399,897      3,868,658      3,592,150
Accumulation units purchased and
  transferred from other funding options .     1,161,443             --      6,841,788      5,370,173      1,300,636      1,985,086
Accumulation units redeemed and
  transferred to other funding options ...      (191,536)            --     (1,914,244)    (1,891,491)    (1,091,117)    (1,708,578)
Annuity units ............................            --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................       969,907             --     10,806,123      5,878,579      4,078,177      3,868,658
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                    PUTNAM VT
                                                   SMALL CAP
                                                  VALUE FUND -                       ALL CAP                     INVESTORS
                                                CLASS IB SHARES                  FUND - CLASS I               FUND - CLASS I
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    33,662,236     27,307,302     26,498,188     23,365,758      6,899,092      5,708,051
Accumulation units purchased and
  transferred from other funding options .    12,727,177     15,641,818      4,337,008      8,221,620      1,300,179      2,509,762
Accumulation units redeemed and
  transferred to other funding options ...    (9,725,852)    (9,283,800)    (6,779,572)    (5,089,190)    (1,378,707)    (1,318,721)
Annuity units ............................        (2,582)        (3,084)            --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    36,660,979     33,662,236     24,055,624     26,498,188      6,820,564      6,899,092
                                            ============   ============   ============   ============   ============   ============

                                                                               AIM CAPITAL                     CONVERTIBLE
                                                     SMALL CAP                APPRECIATION                     SECURITIES
                                              GROWTH FUND - CLASS I            PORTFOLIO                        PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................     6,387,344      5,518,116             --             --             --             --
Accumulation units purchased and
  transferred from other funding options .     2,328,629      4,831,816        199,220             --         41,774             --
Accumulation units redeemed and
  transferred to other funding options ...    (2,670,962)    (3,962,588)       (95,957)            --         (4,386)            --
Annuity units ............................            --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................     6,045,011      6,387,344        103,263             --         37,388             --
                                            ============   ============   ============   ============   ============   ============

                                                    DISCIPLINED                                                    MANAGED
                                                     MID CAP                         LARGE CAP               ALLOCATION SERIES:
                                                 STOCK PORTFOLIO                    PORTFOLIO               AGGRESSIVE PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    31,509,991     30,484,250             --             --             --             --
Accumulation units purchased and
  transferred from other funding options .     5,542,265      8,629,157        341,425             --             85             --
Accumulation units redeemed and
  transferred to other funding options ...    (6,824,968)    (7,601,260)      (186,678)            --             (2)            --
Annuity units ............................        (1,426)        (2,156)            --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    30,225,862     31,509,991        154,747             --             83             --
                                            ============   ============   ============   ============   ============   ============

                                                                                     MANAGED                      MANAGED
                                                     MANAGED                   ALLOCATION SERIES:           ALLOCATION SERIES:
                                               ALLOCATION SERIES:                  MODERATE-               MODERATE-CONSERVATIVE
                                               MODERATE PORTFOLIO             AGGRESSIVE PORTFOLIO               PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options .         2,258             --          2,725             --             29             --
Accumulation units redeemed and
  transferred to other funding options ...           (32)            --             (4)            --             (2)            --
Annuity units ............................            --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................         2,226             --          2,721             --             27             --
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                  MERCURY LARGE                    MFS MID CAP                  MFS TOTAL
                                               CAP CORE PORTFOLIO               GROWTH PORTFOLIO            RETURN PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................            --             --     12,782,414     11,787,849     42,102,235     39,725,454
Accumulation units purchased and
  transferred from other funding options .       642,444             --      3,659,641      7,597,888     12,113,052     10,511,238
Accumulation units redeemed and
  transferred to other funding options ...       (24,875)            --     (4,946,722)    (6,603,323)    (8,494,055)    (8,131,583)
Annuity units ............................            --             --             --             --         (2,136)        (2,874)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................       617,569             --     11,495,333     12,782,414     45,719,096     42,102,235
                                            ============   ============   ============   ============   ============   ============

                                                                                  MONDRIAN
                                                  MFS VALUE                    INTERNATIONAL                     PIONEER FUND
                                                 PORTFOLIO                    STOCK PORTFOLIO                     PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................     1,087,015             --        447,661             --     10,275,849     11,576,990
Accumulation units purchased and
  transferred from other funding options .     5,308,994      1,152,875      1,104,369        524,041      1,176,444      1,277,829
Accumulation units redeemed and
  transferred to other funding options ...      (956,907)       (65,860)      (545,355)       (76,380)    (2,006,653)    (2,577,484)
Annuity units ............................            --             --             --             --         (1,439)        (1,486)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................     5,439,102      1,087,015      1,006,675        447,661      9,444,201     10,275,849
                                            ============   ============   ============   ============   ============   ============

                                                    PIONEER                                                     SALOMON BROTHERS
                                                   MID CAP                     PIONEER STRATEGIC            STRATEGIC TOTAL RETURN
                                               VALUE PORTFOLIO                 INCOME PORTFOLIO                    BOND FUND
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................            --             --        258,817             --        498,291        364,923
Accumulation units purchased and
  transferred from other funding options .       491,704             --      3,540,179        280,170        298,302        348,840
Accumulation units redeemed and
  transferred to other funding options ...      (117,787)            --       (672,049)       (21,353)      (209,402)      (215,472)
Annuity units ............................            --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................       373,917             --      3,126,947        258,817        587,191        498,291
                                            ============   ============   ============   ============   ============   ============

                                                                                     STYLE                           STYLE
                                                                                FOCUS SERIES:                    FOCUS SERIES:
                                                   STRATEGIC                      SMALL CAP                        SMALL CAP
                                               EQUITY PORTFOLIO                GROWTH PORTFOLIO                 VALUE PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    34,952,166     38,379,656             --             --             --             --
Accumulation units purchased and
  transferred from other funding options .     3,034,486      3,774,447        244,757             --        226,801             --
Accumulation units redeemed and
  transferred to other funding options ...    (6,740,099)    (7,198,333)      (194,011)            --       (119,215)            --
Annuity units ............................          (294)        (3,604)            --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    31,246,259     34,952,166         50,746             --        107,586             --
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                                                 SB ADJUSTABLE                 SMITH BARNEY
                                                  U.S. GOVERNMENT          RATE INCOME PORTFOLIO -             AGGRESSIVE
                                               SECURITIES PORTFOLIO             CLASS I SHARES              GROWTH PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    37,207,585     44,868,613        320,379         36,742     59,275,625     46,835,775
Accumulation units purchased and
  transferred from other funding options .     5,647,016      5,755,274        551,038        428,786     15,822,533     24,157,463
Accumulation units redeemed and
  transferred to other funding options ...    (8,642,545)   (13,414,372)      (129,960)      (145,149)   (13,764,377)   (11,717,012)
Annuity units ............................        (1,664)        (1,930)            --             --         (2,033)          (601)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    34,210,392     37,207,585        741,457        320,379     61,331,748     59,275,625
                                            ============   ============   ============   ============   ============   ============

                                                  SMITH BARNEY                                                  SMITH BARNEY
                                                 INTERNATIONAL                    SMITH BARNEY                     LARGE
                                                    ALL CAP                        LARGE CAP                  CAPITALIZATION
                                                GROWTH PORTFOLIO                VALUE PORTFOLIO              GROWTH PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    15,470,196     16,482,494     12,122,094     12,794,011     19,869,473     16,496,778
Accumulation units purchased and
  transferred from other funding options .     3,701,756      4,893,519        966,805      1,947,979      5,524,247     12,784,328
Accumulation units redeemed and
  transferred to other funding options ...    (5,036,490)    (5,900,898)    (2,161,473)    (2,619,104)    (7,587,630)    (9,411,191)
Annuity units ............................        (1,203)        (4,919)          (785)          (792)          (805)          (442)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    14,134,259     15,470,196     10,926,641     12,122,094     17,805,285     19,869,473
                                            ============   ============   ============   ============   ============   ============

                                                                                                                  ASSET MANAGER
                                                SOCIAL AWARENESS              COMSTOCK PORTFOLIO -               SM PORTFOLIO -
                                                STOCK PORTFOLIO                 CLASS II SHARES                   INITIAL CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    14,426,983     15,327,635      3,259,779      1,506,552    100,168,240    112,403,688
Accumulation units purchased and
  transferred from other funding options .     1,469,704      1,768,742      5,646,458      2,381,581      4,605,587      6,421,699
Accumulation units redeemed and
  transferred to other funding options ...    (2,633,486)    (2,669,394)    (1,576,994)      (628,354)   (18,597,360)   (18,646,228)
Annuity units ............................            --             --            879             --        (10,979)       (10,919)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    13,263,201     14,426,983      7,330,122      3,259,779     86,165,488    100,168,240
                                            ============   ============   ============   ============   ============   ============

                                             CONTRAFUND(R) PORTFOLIO -             EQUITY - INCOME           GROWTH PORTFOLIO -
                                                SERVICE CLASS 2            PORTFOLIO - INITIAL CLASS         INITIAL CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                2005           2004          2005           2004            2005           2004
                                                ----           ----          ----           ----            ----           ----
Accumulation and annuity units
  beginning of year ......................    10,198,527      3,102,094    127,917,258    136,244,906    192,953,222    212,462,546
Accumulation units purchased and
  transferred from other funding options .    16,034,711     10,252,987     10,583,668     13,114,652     12,296,201     17,548,750
Accumulation units redeemed and
  transferred to other funding options ...    (2,973,243)    (3,155,853)   (22,043,508)   (21,422,866)   (37,037,373)   (37,038,622)
Annuity units ............................        (1,619)          (701)       (57,084)       (19,434)         7,188        (19,452)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Accumulation and annuity units
  end of year ............................    23,258,376     10,198,527    116,400,334    127,917,258    168,219,238    192,953,222
                                            ============   ============   ============   ============   ============   ============

7. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                             HIGH INCOME PORTFOLIO -       MID CAP PORTFOLIO -
                                                 INITIAL CLASS              SERVICE CLASS 2
                                            ------------------------   -------------------------
                                               2005          2004          2005          2004
                                               ----          ----          ----          ----
Accumulation and annuity units
  beginning of year ....................    22,537,435    25,475,600    27,002,112    14,086,757
Accumulation units purchased and
  transferred from other funding options     3,396,848     5,396,489    20,439,173    17,929,473
Accumulation units redeemed and
  transferred to other funding options .    (6,137,328)   (8,330,726)   (7,787,040)   (5,014,118)
Annuity units ..........................        (3,437)       (3,928)           --            --
                                           -----------   -----------   -----------   -----------
Accumulation and annuity units
  end of year ..........................    19,793,518    22,537,435    39,654,245    27,002,112
                                           ===========   ===========   ===========   ===========

                              INDEPENDENT AUDITORS
                              --------------------

                              DELOITTE & TOUCHE LLP
                                 Tampa, Florida

                                    KPMG LLP
                              Hartford, Connecticut

FUNDU (Annual) (12-05) Printed in U.S.A.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                                                              PAGE
                                                              ----
Reports of Independent Registered Public Accounting Firms...   F-1
Financial Statements as of December 31, 2005 (SUCCESSOR) and
  2004 (PREDECESSOR) and for the six months ended December
  31, 2005 (SUCCESSOR) and June 30, 2005 (PREDECESSOR) and
  for each of the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Consolidated Balance Sheets...............................   F-4
  Consolidated Statements of Income.........................   F-5
  Consolidated Statements of Stockholder's Equity...........   F-6
  Consolidated Statements of Cash Flows.....................   F-7
  Notes to Consolidated Financial Statements................   F-9
Financial Statement Schedules as of December 31, 2005
  (SUCCESSOR) and 2004 (PREDECESSOR) and for the six months
  ended December 31, 2005 (SUCCESSOR) and June 30, 2005
  (PREDECESSOR) and for the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Schedule I -- Consolidated Summary of Investments -- Other
     Than Investments in Affiliates.........................  F-72
  Schedule III -- Consolidated Supplementary Insurance
     Information............................................  F-73
  Schedule IV -- Consolidated Reinsurance...................  F-75

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
The Travelers Insurance Company:

     We have audited the accompanying consolidated balance sheet of The Travelers Insurance Company and subsidiaries (the "Company") as of December 31, 2005 (SUCCESSOR), and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR). Our audit also included the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), listed in the accompanying index. These consolidated financial statements and consolidated financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and consolidated financial statement schedules based on our audit. The consolidated financial statements and consolidated financial statement schedules of the Company as of December 31, 2004 (PREDECESSOR), and for the years ended December 31, 2004 (PREDECESSOR) and 2003 (PREDECESSOR), were audited by other auditors whose report, dated March 28, 2005, expressed an unqualified opinion on those statements and included an explanatory paragraph regarding the Company's change of its accounting method for certain non-traditional long duration contracts and separate accounts in 2004 and for variable interest entities in 2003.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2005 (SUCCESSOR), and the results of their operations and their cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein as of December 31, 2005 (SUCCESSOR), and for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR).

     As described in Note 1 to the consolidated financial statements, the Company was acquired by MetLife, Inc. on July 1, 2005. As required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin Topic 5-J, Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting was applied to the assets and liabilities of the Company, and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations. The accompanying consolidated financial statements for periods prior and subsequent to the acquisition date are labeled "PREDECESSOR" and "SUCCESSOR," respectively.

/s/ DELOITTE & TOUCHE LLP
--------------------------------------
DELOITTE & TOUCHE LLP

New York, New York
March 29, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Insurance Company:

     We have audited the accompanying consolidated balance sheet of The Travelers Insurance Company and subsidiaries as of December 31, 2004 (PREDECESSOR) and the related consolidated statements of income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and variable interest entities in 2003.

/s/ KPMG LLP
KPMG LLP

Hartford, Connecticut
March 28, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Insurance Company:

     Under date of March 28, 2005, we reported on the consolidated balance sheet of The Travelers Insurance Company and subsidiaries as of December 31, 2004 (PREDECESSOR) and the related consolidated statements of income, stockholder's equity and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR), which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

     In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and variable interest entities in 2003.

/s/ KPMG LLP

KPMG LLP
Hartford, Connecticut
March 28, 2005

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               SUCCESSOR     PREDECESSOR
                                                              ------------   ------------
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
    (amortized cost: $48,848 and $40,466, respectively).....    $48,162        $ 42,621
  Trading securities, at fair value (cost: $457 and $1,220,
    respectively)...........................................        452           1,346
  Equity securities available-for-sale, at fair value (cost:
    $424 and $332, respectively)............................        421             374
  Mortgage and consumer loans...............................      2,094           2,124
  Policy loans..............................................        881           1,084
  Real estate and real estate joint ventures
    held-for-investment.....................................         96             112
  Other limited partnership interests.......................      1,248           1,259
  Short-term investments....................................      1,486           3,502
  Other invested assets.....................................      1,029           4,095
                                                                -------        --------
    Total investments.......................................     55,869          56,517
Cash and cash equivalents...................................        521             215
Accrued investment income...................................        549             548
Premiums and other receivables..............................      5,299           4,479
Deferred policy acquisition costs and value of business
  acquired..................................................      3,701           2,862
Assets of subsidiaries transferred..........................         --          10,019
Goodwill....................................................        856             196
Current income tax recoverable..............................          1              --
Deferred income tax asset...................................      1,283              --
Other assets................................................        154             265
Separate account assets.....................................     31,238          30,742
                                                                -------        --------
    Total assets............................................    $99,471        $105,843
                                                                =======        ========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................    $18,077        $ 12,682
  Policyholder account balances.............................     32,986          33,755
  Other policyholder funds..................................        287             596
  Liabilities of subsidiaries transferred...................         --           5,745
  Current income tax payable................................         --             305
  Deferred income tax liability.............................         --           1,371
  Payables for collateral under securities loaned and other
    transactions............................................      8,750           2,215
  Other liabilities.........................................      1,477           4,127
  Separate account liabilities..............................     31,238          30,742
                                                                -------        --------
    Total liabilities.......................................     92,815          91,538
                                                                -------        --------
Stockholder's Equity:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized, issued and outstanding........................        100             100
Additional paid-in capital..................................      6,684           5,449
Retained earnings...........................................        241           7,159
Accumulated other comprehensive (loss) income...............       (369)          1,597
                                                                -------        --------
    Total stockholder's equity..............................      6,656          14,305
                                                                -------        --------
    Total liabilities and stockholder's equity..............    $99,471        $105,843
                                                                =======        ========

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF INCOME
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
REVENUES
Premiums.....................................       $  222             $  325        $  911   $1,082
Universal life and investment-type product
  policy fees................................          442                406           690      531
Net investment income........................        1,216              1,608         3,012    2,743
Other revenues...............................           57                113           207      143
Net investment gains (losses)................         (188)                26             9       32
                                                    ------             ------        ------   ------
       Total revenues........................        1,749              2,478         4,829    4,531
                                                    ------             ------        ------   ------
EXPENSES
Policyholder benefits and claims.............          523                599         1,411    1,568
Interest credited to policyholder account
  balances...................................          504                698         1,305    1,248
Other expenses...............................          383                440           762      557
                                                    ------             ------        ------   ------
       Total expenses........................        1,410              1,737         3,478    3,373
                                                    ------             ------        ------   ------
Income from continuing operations before
  provision for income taxes.................          339                741         1,351    1,158
Provision for income taxes...................           98                205           361      240
                                                    ------             ------        ------   ------
Income from continuing operations............          241                536           990      918
Income from discontinued operations, net of
  income taxes...............................           --                240           491      440
                                                    ------             ------        ------   ------
Net income...................................       $  241             $  776        $1,481   $1,358
                                                    ======             ======        ======   ======

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                                ACCUMULATED OTHER
                                                                                           COMPREHENSIVE INCOME (LOSS)
                                                                                           ----------------------------
                                                                                                              FOREIGN
                                                                   ADDITIONAL              NET UNREALIZED    CURRENCY
                                                          COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION
                                                          STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT     TOTAL
                                                          ------   ----------   --------   --------------   -----------   -------
BALANCE AT JANUARY 1, 2003 (PREDECESSOR).................  $100     $ 5,443     $ 5,638       $   454         $   --      $11,635
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (545)                                     (545)
Comprehensive income (loss):
 Net income..............................................                         1,358                                     1,358
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          85                          85
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         817                         817
   Foreign currency translation adjustments..............                                                          4            4
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                     906
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                   2,264
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR)...............   100       5,446       6,451         1,356              4       13,357
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (773)                                     (773)
Comprehensive income (loss):
 Net income..............................................                         1,481                                     1,481
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          98                          98
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         138                         138
   Foreign currency translation adjustments..............                                                          1            1
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                     237
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                   1,718
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)...............   100       5,449       7,159         1,592              5       14,305
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (675)                                     (675)
Comprehensive income (loss):
 Net income..............................................                           776                                       776
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          57                          57
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         (32)                        (32)
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                      25
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                     801
Restructuring transactions, net (See Notes 10, 11, and
 15).....................................................            (3,095)     (2,966)         (166)                     (6,227)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT JUNE 30, 2005 (PREDECESSOR)...................   100       2,357       4,294         1,451              5        8,207
Effect of push down accounting of MetLife, Inc.'s
 purchase price on The Travelers Insurance Company's net
 assets acquired (See Note 1)............................             4,547      (4,294)       (1,451)            (5)      (1,203)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT JULY 1, 2005 (SUCCESSOR)......................   100       6,904          --            --             --        7,004
Revisions of purchase price pushed down to The Travelers
 Insurance Company's net assets acquired (See Note 1)....              (220)                                                 (220)
Comprehensive income (loss):
 Net income..............................................                           241                                       241
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                        (371)                       (371)
   Foreign currency translation adjustments..............                                                          2            2
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                    (369)
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                    (128)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR).................  $100     $ 6,684     $   241       $  (371)        $    2      $ 6,656
                                                           ====     =======     =======       =======         ======      =======

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                            SUCCESSOR                    PREDECESSOR
                                                         ----------------   --------------------------------------
                                                         SIX MONTHS ENDED   SIX MONTHS ENDED       YEARS ENDED
                                                           DECEMBER 31,         JUNE 30,          DECEMBER 31,
                                                         ----------------   ----------------   -------------------
                                                               2005               2005           2004       2003
                                                         ----------------   ----------------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income...........................................      $    241           $    776       $  1,481   $  1,358
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization expenses.............             3                  5              4          4
    Amortization of premiums (accretion of discounts)
      associated with investments, net.................            96                (31)           (57)       (62)
    (Gains) losses from sales of investments, net......           188                (41)           (16)       (37)
    Change in undistributed income of real estate joint
      ventures and other limited partnership
      interests........................................           (19)               (22)           107          1
    Interest credited to other policyholder account
      balances.........................................           504                698          1,305      1,248
    Universal life and investment-type product policy
      fees.............................................          (442)              (448)          (781)      (606)
    Change in accrued investment income................           (55)                54            (39)       (42)
    Change in trading securities.......................           103                209            226       (232)
    Change in premiums and other receivables...........           134                 17             (8)         8
    Change in DAC and VOBA, net........................           (76)              (241)          (540)      (442)
    Change in insurance-related liabilities............           679                140            604        832
    Change in current income taxes payable.............            54                167            340         15
    Change in other assets.............................           494                (87)            73        (66)
    Change in other liabilities........................          (971)               (46)          (613)      (401)
    Other, net.........................................             2                 58             56         14
                                                             --------           --------       --------   --------
NET CASH PROVIDED BY OPERATING ACTIVITIES..............      $    935           $  1,208       $  2,142   $  1,592
                                                             --------           --------       --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities...................................      $ 22,065           $  7,437       $ 14,745   $ 22,016
    Equity securities..................................           221                108            182        150
    Mortgage and consumer loans........................           724                288            707        358
    Real estate and real estate joint ventures.........            65                146            198        195
    Other limited partnership interests................           173                125            332        239
  Purchases of:
    Fixed maturities...................................       (30,165)            (6,902)       (18,872)   (26,563)
    Equity securities..................................            --               (120)          (157)      (144)
    Mortgage and consumer loans........................          (480)              (452)          (944)      (317)
    Real estate and real estate joint ventures.........           (13)               (11)           (28)       (30)
    Other limited partnership interests................          (330)              (136)          (370)      (437)
  Policy loans.........................................             3                204             14         34
  Net change in short-term investments.................           752              1,102           (116)       814
  Net change in other invested assets..................           252               (206)          (152)         7
  Other, net...........................................             3                 --            130         94
                                                             --------           --------       --------   --------
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES....      $ (6,730)          $  1,583       $ (4,331)  $ (3,584)
                                                             --------           --------       --------   --------

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                        SUCCESSOR                    PREDECESSOR
                                                     ----------------   --------------------------------------
                                                     SIX MONTHS ENDED   SIX MONTHS ENDED       YEARS ENDED
                                                       DECEMBER 31,         JUNE 30,          DECEMBER 31,
                                                     ----------------   ----------------   -------------------
                                                           2005               2005           2004       2003
                                                     ----------------   ----------------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits.......................................      $  7,441           $  3,252       $  9,619   $  8,326
    Withdrawals....................................        (8,971)            (4,177)        (6,649)    (5,396)
  Net change in payables for collateral under
    securities loaned and other transactions.......         7,478               (943)            89       (430)
  Dividends on common stock........................            --               (675)          (773)      (545)
  Restructuring transactions.......................            --               (259)            --         --
  Other, net.......................................           (75)                --             --         --
                                                         --------           --------       --------   --------
NET CASH PROVIDED BY (USED IN) FINANCING
  ACTIVITIES.......................................         5,873             (2,802)         2,286      1,955
                                                         --------           --------       --------   --------
Change in cash and cash equivalents................            78                (11)            97        (37)
Cash and cash equivalents, beginning of period.....           443                246            149        186
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, END OF PERIOD...........      $    521           $    235       $    246   $    149
                                                         ========           ========       ========   ========
Cash and cash equivalents, subsidiaries
  transferred, beginning of period.................      $     --           $     31       $     10   $     18
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, SUBSIDIARIES
  TRANSFERRED, END OF PERIOD.......................      $     --           $     --       $     31   $     10
                                                         ========           ========       ========   ========
Cash and cash equivalents, from continuing
  operations, beginning of period..................      $    443           $    215       $    139   $    168
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, FROM CONTINUING
  OPERATIONS, END OF PERIOD........................      $    521           $    235       $    215   $    139
                                                         ========           ========       ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the period for income
    taxes..........................................      $     90           $    406       $     93   $    309
                                                         ========           ========       ========   ========
  Net cash paid during the period for income taxes,
    subsidiaries transferred.......................      $     --           $     99       $    169   $    147
                                                         ========           ========       ========   ========
  Non-cash transactions during the period:
    Business Dispositions:
      Assets of subsidiaries distributed to parent
         in restructuring transactions.............      $     --           $ 10,472       $     --   $     --
      Liabilities of subsidiaries distributed to
         parent in restructuring transactions......            --              6,014             --         --
                                                         --------           --------       --------   --------
      Net assets of subsidiaries distributed to
         parent in restructuring transactions......            --              4,458       $     --   $     --
      Less: cash disposed..........................            --                 25       $     --   $     --
                                                         --------           --------       --------   --------
      Business dispositions, net of cash
         disposed..................................      $     --           $  4,433       $     --   $     --
                                                         ========           ========       ========   ========
      Inclusion (reversal) of Travelers Property
         Casualty minority interest in joint
         ventures..................................      $     --           $     --       $    (58)  $     63
                                                         ========           ========       ========   ========
      Acquisition of real estate through
         foreclosures of mortgage loans............      $     --           $     --       $     --   $     53
                                                         ========           ========       ========   ========

---------------
See Note 1 for purchase accounting adjustments.
See Note 10, 11, and 15 for non-cash restructuring transactions.

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ACQUISITION OF THE TRAVELERS INSURANCE COMPANY BY METLIFE, INC.

     On July 1, 2005 (the "Acquisition Date"), The Travelers Insurance Company ("TIC," together with its subsidiaries, including The Travelers Life and Annuity Company ("TLAC"), the "Company") and other affiliated entities, including substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, and excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife, Inc. ("MetLife") from Citigroup (the "Acquisition") for $12.0 billion. MetLife is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.

     Consideration paid by MetLife for the purchase consisted of approximately $10.9 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of approximately $1.0 billion to Citigroup and approximately $100 million in other transaction costs. Consideration paid to Citigroup will be finalized subject to review of the June 30, 2005 financial statements of Travelers by both MetLife and Citigroup and interpretation of the provisions of the acquisition agreement, dated as of January 31, 2005 between MetLife and Citigroup (the "Acquisition Agreement"), by both parties.

     In accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets , the Acquisition is being accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of the Company be identified and measured at their fair value as of the Acquisition Date. As required by the U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin Topic 5-J., Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting applied by MetLife to the acquired assets and liabilities associated with the Company has been "pushed down" to the consolidated financial statements of the Company, thereby establishing a new basis of accounting. This new basis of accounting is referred to as the "successor basis," while the historical basis of accounting is referred to as the "predecessor basis." Financial statements included herein for periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively.

  Purchase Price Allocation and Goodwill -- Preliminary

     The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below. During the fourth quarter of 2005, the Company revised the purchase price allocation as a result of reviews of the Company's underwriting criteria performed in order to refine the estimate of fair values of assumed future policy benefit liabilities. As a result of these reviews and actuarial analyses, and to be consistent with MetLife's reserving methodologies, the Company increased its estimate of the fair value of liabilities relating to a specific group of acquired life insurance policies. Consequently, the fair value of future policy benefits assumed increased by $360 million, net of the related deferred tax assets of $126 million, for a net change of $234 million. The Company expects to complete its reviews and, if required, further refine its estimate of the fair value of such liabilities by June 30, 2006. Additionally, the Company received updated information regarding the fair values of certain assets and liabilities such as its investments in other limited partnerships, mortgage and consumer loans, other assets and other liabilities resulting in a change in the fair value of assets and liabilities acquired, net of their related deferred tax effects, of $28 million. These adjustments resulted in a reduction of the total net fair value of the assets acquired and liabilities assumed of $262 million from those initially estimated. Based upon MetLife's method of attributing the purchase price to the entities acquired, the portion of Travelers' purchase price attributed to the Company was decreased by $220 million resulting in an increase in goodwill of $42 million.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value of certain other assets acquired and liabilities assumed, including goodwill, may be further adjusted during the allocation period due to finalization of the purchase price to be paid to Citigroup as noted previously, agreement between Citigroup and MetLife as to the tax basis purchase price to be allocated to the acquired subsidiaries, and receipt of information regarding the estimation of certain fair values. In no case will the adjustments extend beyond one year from the Acquisition Date.

                                                                        SUCCESSOR
                                                         ---------------------------------------
                                                                   AS OF JULY 1, 2005
                                                         ---------------------------------------
                                                                      (IN MILLIONS)
TOTAL PURCHASE PRICE...................................                            $11,966
  Purchase price attributed to other affiliates........                              5,182
                                                                                   -------
  Purchase price attributed to the Company.............                              6,784
NET ASSETS ACQUIRED PRIOR TO PURCHASE ACCOUNTING
  ADJUSTMENTS..........................................       $ 8,207
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR
  VALUE:...............................................
  Fixed maturities available-for-sale, at fair value...           (26)
  Mortgage loans on real estate........................            72
  Real estate and real estate joint ventures
     held-for-investment...............................            39
  Other limited partnership interests..................            48
  Other invested assets................................           (36)
  Premiums and other receivables.......................         1,001
  Elimination of historical deferred policy acquisition
     costs.............................................        (3,052)
  Value of business acquired...........................         3,490
  Value of distribution agreements and customer
     relationships acquired............................            73
  Net deferred income tax asset........................         1,747
  Elimination of historical goodwill...................          (196)
  Other assets.........................................           (11)
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR
  VALUE:...............................................
  Future policy benefits...............................        (3,752)
  Policyholder account balances........................        (1,869)
  Other liabilities....................................           193
                                                              -------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED..............................................                              5,928
                                                                                   -------
GOODWILL RESULTING FROM THE ACQUISITION................                            $   856
                                                                                   =======

     Goodwill resulting from the Acquisition has been allocated to the Company's segments, as well as Corporate & Other, that are expected to benefit from the Acquisition as follows:

                                                                   SUCCESSOR
                                                               ------------------
                                                               AS OF JULY 1, 2005
                                                               ------------------
                                                                 (IN MILLIONS)
Institutional...............................................          $305
Individual..................................................           159
Corporate & Other...........................................           392
                                                                      ----
  TOTAL.....................................................          $856
                                                                      ====

     The entire amount of goodwill is expected to be deductible for income tax purposes.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Condensed Statement of Net Assets Acquired

     The condensed statement of net assets acquired reflects the fair value of the Company's net assets as of July 1, 2005 as follows:

                                                                  SUCCESSOR
                                                              ------------------
                                                              AS OF JULY 1, 2005
                                                              ------------------
                                                                (IN MILLIONS)
ASSETS:
Fixed maturities available-for-sale.........................       $41,210
Trading securities..........................................           555
Equity securities available-for-sale........................           617
Mortgage loans on real estate...............................         2,363
Policy loans................................................           884
Real estate and real estate joint ventures
  held-for-investment.......................................           126
Other limited partnership interests.........................         1,120
Short-term investments......................................         2,225
Other invested assets.......................................         1,205
                                                                   -------
  Total investments.........................................        50,305
Cash and cash equivalents...................................           443
Accrued investment income...................................           494
Premiums and other receivables..............................         4,688
Value of business acquired..................................         3,490
Goodwill....................................................           856
Other intangible assets.....................................            73
Deferred tax asset..........................................         1,174
Other assets................................................           730
Separate account assets.....................................        30,427
                                                                   -------
  Total assets acquired.....................................        92,680
                                                                   -------
LIABILITIES:
Future policy benefits......................................        17,551
Policyholder account balances...............................        34,251
Other policyholder funds....................................           114
Current income taxes payable................................            36
Other liabilities...........................................         3,517
Separate account liabilities................................        30,427
                                                                   -------
  Total liabilities assumed.................................        85,896
                                                                   -------
  Net assets acquired.......................................       $ 6,784
                                                                   =======

  Other Intangible Assets

     Value of business acquired ("VOBA") reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of the Company's distribution agreements and customer relationships acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered the calculated weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair value of business acquired, distribution agreements and customer relationships acquired are as follows:

                                                             SUCCESSOR
                                                           -------------    WEIGHTED AVERAGE
                                                           JULY 1, 2005    AMORTIZATION PERIOD
                                                           -------------   -------------------
                                                           (IN MILLIONS)
Value of business acquired...............................     $3,490            16 years
Value of distribution agreements and customer
  relationships acquired.................................         73            16 years
                                                              ------
  Total value of intangible assets acquired, excluding
     goodwill............................................     $3,563            16 years
                                                              ======

     The estimated future amortization of the value of business acquired, distribution agreements and customer relationships acquired from 2006 to 2010 is as follows:

                                                              (IN MILLIONS)
2006........................................................      $322
2007........................................................      $316
2008........................................................      $300
2009........................................................      $282
2010........................................................      $262

2.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     TIC is a Connecticut corporation incorporated in 1863. As described more fully in Note 1, on July 1, 2005, TIC became a wholly-owned subsidiary of MetLife, a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe. The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products. Prior to the Acquisition, TIC was a wholly-owned subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from TIC to CIHC on June 30, 2005 in

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

contemplation of the Acquisition. Primerica is reported in discontinued operations for all periods presented. See Note 15.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) the Company; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Assets, liabilities, revenues and expenses of the general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "-- Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     Minority interest related to consolidated entities included in other liabilities was $180 million and $216 million at December 31, 2005 and 2004, respectively.

     As described more fully in Note 1, the application of purchase accounting resulted in the establishment of a new basis of accounting. Consequently, all periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively. As such periods are not prepared on a consistent basis, the six month period and the years prior to the Acquisition are presented separately from the six month period subsequent to the Acquisition.

     Certain amounts in the predecessor consolidated financial statements for periods prior to July 1, 2005 have been reclassified to conform with the presentation of the successor.

     Significant reclassifications to the consolidated balance sheet as of December 31, 2004 are as follows: (i) securities previously reported in other invested assets are now reported in equity securities; (ii) real estate and real estate joint ventures previously reported in other invested assets are now reported in real estate and real estate joint ventures held-for-investment;
(iii) corporate joint ventures that were previously reported in other invested assets are now reported in other limited partnership interests; (iv) positive derivative revaluation previously reported in other assets are now reported in other invested assets; (v) reinsurance recoverables are now reported in premiums and other receivables; (vi) VOBA previously reported in other assets is now reported in deferred policy acquisition costs ("DAC"); (vii) policy and contract claim liabilities previously reported in contractholder funds are now reported in other policyholder funds; (viii) balances on investment-type contracts previously reported in contractholder funds are now reported in policyholder account balances; (ix) deferred sales inducements previously reported as part of DAC, are now reported in other assets; (x) trading securities sold and not yet purchased are now reported in other liabilities; and (xi) deferred profits previously reported as other liabilities are now reported in other policyholder funds.

     Reclassifications to the consolidated statements of income for the years ended December 31, 2004 and 2003, were primarily related to certain reinsurance and other revenues previously reported in general and administrative expenses which are now reported in other revenues. In addition, amortization of DAC is now reported in other expenses.

     The consolidated statements of cash flows for the years ended December 31, 2004 and 2003 have been presented using the indirect method. Reclassifications made to the consolidated statements of cash flows for the years ended December 31, 2004 and 2003 primarily related to investment-type policy activity previously reported as cash flows from operating activities which are now reported as cash flows from financing activities. In addition, net changes in payables for securities loaned transactions were reclassified from cash flows from investing activities to cash flows from financing activities and accrued withdrawn benefits were reclassified from cash flows from financing activities to cash flows from operating activities. Additionally, the statement of cash flows for the six months ended June 30, 2005 has been restated to include the cash flows of discontinued operations, which were previously excluded from that statement.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments;
(iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of DAC and the establishment and amortization of VOBA; (vi) the measurement of goodwill and related impairment, if any; (vii) the liability for future policyholder benefits; (viii) accounting for reinsurance transactions; and (ix) the liability for litigation and regulatory matters. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturities, trading securities, mortgage and consumer loans, other limited partnerships and real estate joint ventures, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. The Company tests goodwill for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

unit" level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

  Reinsurance

     The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  SIGNIFICANT ACCOUNTING POLICIES

  Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "--Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

     Mortgage and consumer loans are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage and consumer loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist primarily of the fair value of the Company's freestanding derivative instruments. In 2004, other invested assets also included the Company's investment in the preferred stock of Citigroup. See Note 10.

     Prior to the Acquisition, the Company used the equity method of accounting for all real estate joint ventures and other limited partnership interests in which it had an ownership interest but did not control, including those in which it had a minor equity investment or virtually no influence over operations.

     Subsequent to the Acquisition, the Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than minor influence over operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor ownership investment and virtually no influence over operations.

  Trading Securities

     Trading securities are recorded at fair value with subsequent changes in fair value recognized in net investment income.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Certain securities of $208 million were reclassified to cash equivalents from short-term investments due to the revised term to maturity at the Acquisition Date.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     DAC represents the costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the Acquisition Date.

     Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC and VOBA for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Prior to the Acquisition, the Company amortized its deferred and payout annuity contracts employing a level effective yield methodology, whereas subsequent to the Acquisition, the Company amortizes DAC for deferred annuity contracts in proportion to anticipated gross profits and payout annuity contracts in proportion to anticipated premiums.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired and is as follows:

                                                                  SUCCESSOR
                                                              -----------------
                                                              DECEMBER 31, 2005
                                                              -----------------
                                                                (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.............................        $196
Elimination of historical goodwill..........................        (196)
Effect of push down accounting of MetLife's purchase price
  on TIC's net assets acquired (See Note 1).................         856
                                                                    ----
BALANCE, BEGINNING AND END OF PERIOD........................        $856
                                                                    ====

     Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or a discounted cash flow model.

  Liability for Future Policy Benefits and Policyholder Account Balances

     Overview

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. For contracts in-force at the time of the Acquisition, the Company revalued the liabilities using updated assumptions as to interest rates, mortality, persistency and provisions for adverse deviation which were current as of the time of the Acquisition. The interest rate for future policy benefit liabilities on non-participating traditional life insurance on the successor basis is approximately 4% at

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

December 31, 2005. Interest rates for the future policy benefit liabilities on the predecessor basis ranged from 3% to 7% at December 31, 2004.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. The interest rates used in establishing such liabilities on the successor basis range from 4% to 6% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 2% to 9% at December 31, 2004.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities on the successor basis is approximately 4% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 7% to 8% at December 31, 2004.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities on the successor basis is approximately 4% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 7% to 8% at December 31, 2004.

     Liabilities for unpaid claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to
(i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.3% to 13% on the successor basis at December 31, 2005 and 1% to 8% on the predecessor basis at December 31, 2004, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

     Product Liability Classification Changes Resulting from the Acquisition

     Prior to the Acquisition, the Company determined the classification of its single premium immediate annuities and structured settlements as investment or insurance contracts at the contract level. As such, single premium immediate annuities and structured settlements with life contingent payments were classified and accounted for as "limited pay" long-duration insurance contracts due to their significant mortality risk. The liability associated with these contracts was reported in future policyholder benefits on the Company's consolidated balance sheet. Contracts without life contingencies were classified as investment contracts and were reported in policyholder account balances.

     Subsequent to the Acquisition, the Company classifies single premium immediate annuities and structured settlements at the block of business level which combines those contracts with life contingencies and those contracts without life contingencies. In the aggregate, both the single premium immediate annuities and structured settlements contain significant mortality risk. Therefore, the Company accounts for all single premium immediate annuities and structured settlements as long-duration insurance contracts and reports them as future policyholder benefits.

     With respect to immediate participation guarantee contracts, contracts may have funds associated with future life contingent payments on behalf of specific lives, as well as unallocated funds not yet associated with

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

specific lives or future payments. Prior to the Acquisition, the Company classified and reported funds within a contract that were associated with life contingent payments in future policyholder benefits on the Company's consolidated balance sheet. All other funds held with respect to those contracts were reported in policyholder account balances on the Company's consolidated balance sheet.

     Subsequent to the Acquisition, the Company evaluates the immediate participation guarantee contracts at the aggregate level. Based upon the Company's current evaluation, all immediate participation guarantee contracts are accounted for as universal life contracts and are being reported in policyholder account balances on the Company's consolidated balance sheet.

     Prior to the Acquisition, the Company recorded its deferred annuity contracts, including the guaranteed minimum death benefit ("GMDB") features, as investment contracts. Subsequent to the Acquisition, the Company records such contracts as insurance products. As a result, the Company has established a future policyholder benefit liability for GMDBs in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1").

  Guarantees

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment; or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB"s) provide the contractholder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted proportionately for withdrawals, after a specified period of time determined at the time of issuance of the variable annuity contract. The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

The fair value of the GMWBs and GMABs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs and GMABs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term. Prior to the Acquisition, deferred revenues on life and annuity policies with life contingencies were reported in other liabilities, whereas subsequent to the Acquisition, these amounts are included in other policyholder funds on the accompanying consolidated balance sheet.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Other Revenues

     Other revenues include fees and broker-dealer commissions. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Federal Income Taxes

     The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

     For federal income tax purposes, an election under Internal Revenue Code
Section 338 was made by the Company's parent, MetLife. As a result of this election, the income tax bases in the acquired assets and liabilities were adjusted as of the Acquisition Date resulting in a change to the related deferred income taxes. See Notes 1 and 7.

  Reinsurance

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts due from reinsurers, for both short- and long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC and VOBA are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of SOP 03-1 on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, separate account assets with a fair value of $500 million were reclassified to general account investments with a corresponding transfer of separate account liabilities to future policy benefits and policyholder account balances. See "-- Application of Recent Accounting Pronouncements."

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
(iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements. The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of Accounting Principles Board ("APB") Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1 as interpreted by a Technical Practice Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. The following summarizes the more significant aspects of the Company's adoption of SOP 03-1 prior to the Acquisition, effective January 1, 2004:

          Separate Account Presentation. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entity's general account.

          The Company's adoption of SOP 03-1 resulted in the consolidation on the Company's balance sheet at January 1, 2004 of approximately $500 million of investments previously held in separate and variable account assets and approximately $500 million of contractholder funds previously held in separate and variable account liabilities.

          Variable Annuity Contracts with Guaranteed Minimum Death Benefit Features. SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a liability for insurance contracts, and provides that the reporting entity does not hold liabilities for investment contracts (i.e., there is no significant mortality risk).

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Liabilities for Universal Life and Variable Universal Life
     Contracts. SOP 03-1 requires that a liability, in addition to the account balance, be established for certain insurance benefit features provided under universal life and variable universal life products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

          The Company's universal life and variable universal life products were reviewed to determine whether an additional liability is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its universal life and variable universal life contracts with these features and established an additional liability of approximately $1 million.

          Sales Inducements to Contractholders. In accordance with SOP 03-1, the Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. These inducements relate to bonuses on certain products offered by the Company.

     Effective the third quarter of 2003, the Company adopted FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 and its December 2003 revision ("FIN 46(r)"), which includes substantial changes from the original FIN
46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance.

     FIN 46 and FIN 46(r) change the method of determining whether certain entities, including securitization entities, should be consolidated in the Company's financial statements. An entity is subject to FIN 46 and FIN 46(r) and is called a VIE if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties; or (ii) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under SFAS No. 94, Consolidation of All Majority-Owned Subsidiaries. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

     The adoption of the provisions of FIN 46(r) during the third quarter of 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring ("EITF 94-3"). As required by SFAS 146, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INVESTMENTS

  FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                              SUCCESSOR
                                             --------------------------------------------
                                                          DECEMBER 31, 2005
                                             --------------------------------------------
                                                            GROSS
                                              COST OR    UNREALIZED
                                             AMORTIZED   -----------   ESTIMATED    % OF
                                               COST      GAIN   LOSS   FAIR VALUE   TOTAL
                                             ---------   ----   ----   ----------   -----
                                                        (DOLLARS IN MILLIONS)
U.S. corporate securities..................   $16,788    $ 45   $393    $16,440      34.1%
Residential mortgage-backed securities.....    11,304      14    121     11,197      23.2
U.S. Treasury/agency securities............     6,153      20     61      6,112      12.7
Foreign corporate securities...............     5,323      30    139      5,214      10.8
Commercial mortgage-backed securities......     4,545      10     75      4,480       9.3
Asset-backed securities....................     3,594       9     14      3,589       7.5
State and political subdivision
  securities...............................       632      --     25        607       1.3
Foreign government securities..............       472      17      2        487       1.0
                                              -------    ----   ----    -------     -----
  Total bonds..............................    48,811     145    830     48,126      99.9
Redeemable preferred stocks................        37       1      2         36       0.1
                                              -------    ----   ----    -------     -----
  Total fixed maturities...................   $48,848    $146   $832    $48,162     100.0%
                                              =======    ====   ====    =======     =====
Non-redeemable preferred stocks............   $   327    $  1   $  5    $   323      76.7%
Common stocks..............................        97       4      3         98      23.3
                                              -------    ----   ----    -------     -----
  Total equity securities..................   $   424    $  5   $  8    $   421     100.0%
                                              =======    ====   ====    =======     =====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             PREDECESSOR
                                            ----------------------------------------------
                                                          DECEMBER 31, 2004
                                            ----------------------------------------------
                                                            GROSS
                                             COST OR     UNREALIZED
                                            AMORTIZED   -------------   ESTIMATED    % OF
                                              COST       GAIN    LOSS   FAIR VALUE   TOTAL
                                            ---------   ------   ----   ----------   -----
                                                        (DOLLARS IN MILLIONS)
U.S. corporate securities.................   $21,956    $1,337   $33     $23,260      54.6%
Residential mortgage-backed securities....     4,636       122     4       4,754      11.2
U.S. Treasury/agency securities...........     1,818        99    --       1,917       4.5
Foreign corporate securities..............     6,855       384    12       7,227      16.9
Commercial mortgage-backed securities.....     2,249       113     3       2,359       5.5
Asset-backed securities...................     1,861        17     3       1,875       4.4
State and political subdivision
  securities..............................       360        41     1         400       0.9
Foreign government securities.............       576        59    --         635       1.5
                                             -------    ------   ---     -------     -----
  Total bonds.............................    40,311     2,172    56      42,427      99.5
Redeemable preferred stocks...............       155        40     1         194       0.5
                                             -------    ------   ---     -------     -----
  Total fixed maturities..................   $40,466    $2,212   $57     $42,621     100.0%
                                             =======    ======   ===     =======     =====
Non-redeemable preferred stocks...........   $   124    $    3   $ 1     $   126      33.7%
Common stocks.............................       208        41     1         248      66.3
                                             -------    ------   ---     -------     -----
  Total equity securities.................   $   332    $   44   $ 2     $   374     100.0%
                                             =======    ======   ===     =======     =====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is not exposed to any significant concentration of credit risk in its U.S. and foreign corporate fixed maturities portfolio, other than those disclosed below:

                                                           SUCCESSOR          PREDECESSOR
                                                       -----------------   -----------------
                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
                                                                   (IN MILLIONS)
Communications(1)....................................       $2,753              $3,933
Banking..............................................       $2,193              $2,728
Electric Utilities...................................       $2,042              $2,965
Finance Companies....................................       $1,777              $3,344
Capital Goods(2).....................................       $1,223              $1,652
Real Estate Investment Trust.........................       $1,125              $1,983
Energy...............................................       $  991              $1,557
Basic Industry(3)....................................       $  936              $1,537
Insurance............................................       $  883              $1,769
Food and Beverage....................................       $  772              $  905
Natural Gas Utilities................................       $  737              $  911
Brokerage............................................       $  670              $  726
Industrial Other.....................................       $  650              $  629
Transportation(4)....................................       $  608              $  683

---------------

(1) Communications includes telecommunications, media cable and media non-cable.

(2) Capital goods includes aerospace, building materials, conglomerates, construction machine, containers, defense, packaging and environmental.

(3) Basic industry includes chemicals, metals, and paper.

(4) Transportation includes airlines, railroad and transportation services.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3,080 million and $4,955 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain (loss) of ($40) million and $392 million at December 31, 2005 and 2004, respectively. The Company held non-income producing fixed maturities at estimated fair values of $3 million and $47 million at December 31, 2005 and 2004, respectively. Unrealized gains (losses) associated with non-income producing fixed maturities were ($5) million and $18 million at December 31, 2005 and 2004, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                    SUCCESSOR               PREDECESSOR
                                              ----------------------   ----------------------
                                                DECEMBER 31, 2005        DECEMBER 31, 2004
                                              ----------------------   ----------------------
                                               COST OR                  COST OR
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                COST      FAIR VALUE     COST      FAIR VALUE
                                              ---------   ----------   ---------   ----------
                                                               (IN MILLIONS)
Due in one year or less.....................   $ 1,336     $ 1,330      $ 2,087     $ 2,127
Due after one year through five years.......     9,730       9,623       11,394      11,849
Due after five years through ten years......     8,922       8,734       11,573      12,264
Due after ten years.........................     9,380       9,173        6,511       7,199
                                               -------     -------      -------     -------
  Subtotal..................................    29,368      28,860       31,565      33,439
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities.........    19,443      19,266        8,746       8,988
                                               -------     -------      -------     -------
  Subtotal..................................    48,811      48,126       40,311      42,427
Redeemable preferred stocks.................        37          36          155         194
                                               -------     -------      -------     -------
     Total fixed maturities.................   $48,848     $48,162      $40,466     $42,621
                                               =======     =======      =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     The Company makes investments in collateralized mortgage obligations ("CMOs"). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2005 and 2004, the Company held CMOs classified as available-for-sale with a fair value of $7,224 million and $2,395 million, respectively. Approximately 55% and 54% of the Company's CMO holdings were fully collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") securities at December 31, 2005 and 2004, respectively. In addition, the Company held $3,973 million and $2,359 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2005 and 2004, respectively. All of these securities are rated AAA by the major rating agencies.

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        SUCCESSOR                   PREDECESSOR
                                     ----------------   -----------------------------------
                                     SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                       DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                     ----------------   ----------------   ----------------
                                           2005               2005          2004     2003
                                     ----------------   ----------------   ------   -------
                                                         (IN MILLIONS)
Proceeds...........................      $20,368             $2,971        $6,957   $13,101
Gross investment gains.............      $    41             $  152        $  257   $   449
Gross investment losses............      $  (318)            $  (96)       $ (219)  $  (364)

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     There were no gross investment losses above that exclude writedowns recorded during the six months ended December 31, 2005. Gross investment losses exclude writedowns recorded during the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $4 million, $42 million and $109 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

  UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES
  AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                        SUCCESSOR
                                       ---------------------------------------------------------------------------
                                                                    DECEMBER 31, 2005
                                       ---------------------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                         LESS THAN 12 MONTHS         THAN 12 MONTHS                 TOTAL
                                       -----------------------   -----------------------   -----------------------
                                                      GROSS                     GROSS                     GROSS
                                       ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED
                                       FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                       ----------   ----------   ----------   ----------   ----------   ----------
                                                                  (DOLLARS IN MILLIONS)
U.S. corporate securities............   $13,605        $393        $  --        $  --       $13,605        $393
Residential mortgage-backed
  securities.........................     8,490         121           --           --         8,490         121
U.S. Treasury/agency securities......     4,148          61           --           --         4,148          61
Foreign corporate securities.........     4,284         139           --           --         4,284         139
Commercial mortgage-backed
  securities.........................     3,654          75           --           --         3,654          75
Asset-backed securities..............     1,741          14           --           --         1,741          14
State and political subdivision
  securities.........................       549          25           --           --           549          25
Foreign government securities........       147           2           --           --           147           2
                                        -------        ----        -----        -----       -------        ----
  Total bonds........................    36,618         830           --           --        36,618         830
Redeemable preferred stocks..........        28           2           --           --            28           2
                                        -------        ----        -----        -----       -------        ----
  Total fixed maturities.............   $36,646        $832        $  --        $  --       $36,646        $832
                                        =======        ====        =====        =====       =======        ====
Equity securities....................   $   214        $  8        $  --        $  --       $   214        $  8
                                        =======        ====        =====        =====       =======        ====
Total number of securities in an
  unrealized loss position...........     4,711                       --                      4,711
                                        =======                    =====                    =======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                        ---------------------------------------------------------------------------
                                                                     DECEMBER 31, 2004
                                        ---------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                          LESS THAN 12 MONTHS         THAN 12 MONTHS                 TOTAL
                                        -----------------------   -----------------------   -----------------------
                                                       GROSS                     GROSS                     GROSS
                                        ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED
                                        FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. corporate securities.............    $2,943        $26          $192         $ 7         $3,135        $33
Residential mortgage-backed
  securities..........................       551          3            53           1            604          4
U.S. Treasury/agency securities.......        60         --            --          --             60         --
Foreign corporate securities..........       944          8           178           4          1,122         12
Commercial mortgage-backed
  securities..........................       250          3             7          --            257          3
Asset-backed securities...............       294          2            45           1            339          3
State and political subdivision
  securities..........................         4         --            11           1             15          1
Foreign government securities.........        19         --            --          --             19         --
                                          ------        ---          ----         ---         ------        ---
  Total bonds.........................     5,065         42           486          14          5,551         56
Redeemable preferred stocks...........        13         --             7           1             20          1
                                          ------        ---          ----         ---         ------        ---
  Total fixed maturities..............    $5,078        $42          $493         $15         $5,571        $57
                                          ======        ===          ====         ===         ======        ===
Equity securities.....................    $   31        $ 2          $  9         $--         $   40        $ 2
                                          ======        ===          ====         ===         ======        ===
Total number of securities in an
  unrealized loss position............       681                       89                        770
                                          ======                     ====                     ======

  AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities and equity securities at December 31, 2005 and 2004 where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                              SUCCESSOR
                       ---------------------------------------------------------------------------------------
                                                          DECEMBER 31, 2005
                       ---------------------------------------------------------------------------------------
                         COST OR AMORTIZED COST        GROSS UNREALIZED LOSSES        NUMBER OF SECURITIES
                       ---------------------------   ---------------------------   ---------------------------
                       LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE
                       -------------   -----------   -------------   -----------   -------------   -----------
                                                        (DOLLARS IN MILLIONS)
Less than six
  months.............     $37,631          $69           $814            $26           4,663           48
                          -------          ---           ----            ---           -----           --
  Total..............     $37,631          $69           $814            $26           4,663           48
                          =======          ===           ====            ===           =====           ==

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  PREDECESSOR
                                          ------------------------------------------------------------
                                                               DECEMBER 31, 2004
                                          ------------------------------------------------------------
                                               COST OR               GROSS                NUMBER
                                            AMORTIZED COST     UNREALIZED LOSSES      OF SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                             (DOLLARS IN MILLIONS)
Less than six months....................   $4,115      $  1       $29      $  --       499         5
Six months or greater but less than nine
  months................................      890        --        13         --       155        --
Nine months or greater but less than
  twelve months.........................      147        --         3         --        27        --
Twelve months or greater................      517        --        14         --        84        --
                                           ------      ----       ---      -----       ---        --
  Total.................................   $5,669      $  1       $59      $  --       765         5
                                           ======      ====       ===      =====       ===        ==

     As of December 31, 2005, $814 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $59 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

     As of December 31, 2005, $26 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 38% of the cost or amortized cost of such securities. Of such unrealized losses, all have been in an unrealized loss position for a period of less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 2, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. In connection with the Acquisition, the Company's investment portfolio was revalued in accordance with purchase accounting as of July 1, 2005. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates since the portfolio revaluation at the Acquisition Date. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $8,478 million and $2,106 million and an estimated fair value of $8,372 million and $1,918 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $8,622 million and $1,986 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

income and investment expenses, respectively. Security collateral of $174 million and $341 million at December 31, 2005 and December 31, 2004, respectively, was on deposit from customers in connection with the securities lending transactions. Security collateral may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $20 million and $21 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. The Company had no securities held in trust to satisfy collateral requirements at December 31, 2005. Company securities held in trust to satisfy collateral requirements, consisting primarily of fixed maturity securities, had an amortized cost of $15 million at December 31, 2004.

  MORTGAGE AND CONSUMER LOANS

     At December 31, 2005 and 2004, the Company's mortgage and consumer loans consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Current mortgage and consumer loans.................       $2,081              $2,070
Underperforming mortgage and consumer loans.........           13                  54
                                                           ------              ------
  Total mortgage and consumer loans.................       $2,094              $2,124
                                                           ======              ======

     Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Mortgage loans are collaterized by properties located in the United States. At December 31, 2005, approximately 37%, 12%, and 5% of the properties were located in California, New York, and New Jersey, respectively. Generally, the Company, as a lender, only loans up to 75% of the purchase price on the underlying real estate.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                               SUCCESSOR                   PREDECESSOR
                                            ----------------   ------------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED      YEARS ENDED
                                              DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                            ----------------   ----------------   -----------------
                                                  2005               2005          2004       2003
                                            ----------------   ----------------   ------     ------
                                                                 (IN MILLIONS)
Fixed maturities..........................       $1,169             $1,173        $2,336     $2,330
Equity securities.........................            3                 22             9        (21)
Mortgage and consumer loans...............           85                 82           184        158
Real estate and real estate joint
  ventures................................            2                 19            29         20
Policy loans..............................           23                 29            70         76
Other limited partnership interests.......           33                217           262         32
Cash, cash equivalents and short-term
  investments.............................           61                 24            31         49
Preferred stock of Citigroup..............           --                 73           182        182
Other.....................................           (6)                 3             1         34
                                                 ------             ------        ------     ------
  Total...................................        1,370              1,642         3,104      2,860
Less: Investment expenses.................          154                 34            92        117
                                                 ------             ------        ------     ------
  Net investment income...................       $1,216             $1,608        $3,012     $2,743
                                                 ======             ======        ======     ======

  NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                               SUCCESSOR                   PREDECESSOR
                                            ----------------   ------------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED      YEARS ENDED
                                              DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                            ----------------   ----------------   -----------------
                                                  2005               2005          2004       2003
                                            ----------------   ----------------   ------     ------
                                                                 (IN MILLIONS)
Fixed maturities(1).......................       $ (278)            $   17        $  (21)    $  (33)
Equity securities.........................            1                 35            17          9
Mortgage and consumer loans...............           (8)                 1             1        (14)
Real estate and real estate joint
  ventures................................            7                  7             1          6
Other limited partnership interests.......           (1)                 2             1         44
Sales of businesses.......................            2                 --            --         --
Derivatives...............................          (11)              (402)          122        507
Other.....................................          100                366          (112)      (487)
                                                 ------             ------        ------     ------
  Net investment gains (losses)...........       $ (188)            $   26        $    9     $   32
                                                 ======             ======        ======     ======

---------------
(1) Subsequent to the Acquisition, the Company's investment portfolio was repositioned, resulting in significant net investment losses during the six months ended December 31, 2005. Such losses resulted from the sale of securities during a period of rising interest rates.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturities.............................       $(686)             $2,124        $2,155   $1,966
Equity securities............................          (3)                 21            42       33
Derivatives..................................           1                  83            (6)    (159)
Other........................................         (18)                  4             1       16
Discontinued operations......................          --                  --           256      225
                                                    -----              ------        ------   ------
  Total......................................        (706)              2,232         2,448    2,081
Amounts allocated from DAC and VOBA..........         135                  --            --       --
Deferred income taxes........................         200                (781)         (856)    (725)
                                                    -----              ------        ------   ------
     Net unrealized investment gains
       (losses)..............................       $(371)             $1,451        $1,592   $1,356
                                                    =====              ======        ======   ======

     The changes in net unrealized investment gains (losses) were as follows:

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
                                                                   (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD..............      $ 1,451             $1,592        $1,356   $  454
Effect of purchase accounting push down (See
  Note 1)....................................       (1,451)                --            --       --
                                                   -------             ------        ------   ------
BALANCE, BEGINNING OF PERIOD.................           --              1,592         1,356      454
Unrealized investment gains (losses) during
  the period.................................         (706)                43           367    1,368
Unrealized investment gains (losses) relating
  to:
  DAC and VOBA...............................          135                 --            --       --
  Deferred income taxes......................          200                (18)         (131)    (466)
Restructuring transaction....................           --               (166)           --       --
                                                   -------             ------        ------   ------
BALANCE, END OF PERIOD.......................      $  (371)            $1,451        $1,592   $1,356
                                                   =======             ======        ======   ======
Net change in unrealized investment gains
  (losses)...................................      $  (371)            $ (141)       $  236   $  902
                                                   =======             ======        ======   ======

  TRADING SECURITIES

     Net investment income for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003 includes $6 million, ($35) million, $44 million and $190 million, respectively, of gains (losses) on securities classified as trading. Of these amounts, ($3) million, $20 million, $78 million and $92 million relate to net gains (losses) recognized on trading securities sold during the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003,

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

respectively. The remaining $9 million, ($55) million, ($34) million and $98 million for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, respectively, relate to changes in fair value on trading securities held at December 31, 2005, June 30, 2005, December 31, 2004 and December 31, 2003, respectively.

  VARIABLE INTEREST ENTITIES

     As of December 31, 2004, a collateralized debt obligation and a real estate joint venture were consolidated as VIEs. The collateralized debt obligation was sold subsequent to June 30, 2005. The real estate joint venture experienced a reconsideration event that changed the Company's status so that it is no longer the primary beneficiary. The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                 DECEMBER 31, 2005
                                                              ------------------------
                                                              NOT PRIMARY BENEFICIARY
                                                              ------------------------
                                                                             MAXIMUM
                                                                TOTAL      EXPOSURE TO
                                                              ASSETS (1)    LOSS (2)
                                                              ----------   -----------
                                                                   (IN MILLIONS)
Asset-backed securitizations................................    $1,281        $ 69
Real estate joint ventures(3)...............................        97          18
Other limited partnerships(4)...............................     4,055         285
Other investments(5)........................................       200          15
                                                                ------        ----
  Total.....................................................    $5,633        $387
                                                                ======        ====

---------------

(1) The assets of the asset-backed securitizations are reflected at fair value at December 31, 2005. The assets of the real estate joint ventures, other limited partnerships and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss of the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnerships and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

(4) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

(5) Other investments include securities that are not asset-backed securitizations.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE INSTRUMENTS

     On the Acquisition Date, derivative revaluation gains were reclassified from other assets to other invested assets to conform with MetLife's presentation.

     At the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in hedging relationships. Accordingly, all changes in such derivative fair values for the six months ended December 31, 2005 are recorded in net investment gains (losses).

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                           SUCCESSOR                        PREDECESSOR
                                -------------------------------   -------------------------------
                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                -------------------------------   -------------------------------
                                            CURRENT MARKET OR                 CURRENT MARKET OR
                                                FAIR VALUE                        FAIR VALUE
                                NOTIONAL   --------------------   NOTIONAL   --------------------
                                 AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                --------   ------   -----------   --------   ------   -----------
                                                          (IN MILLIONS)
Interest rate swaps...........  $ 6,540     $356       $ 49       $ 5,702    $   59      $109
Interest rate caps............    2,020       16         --           118         3        --
Financial futures.............       81        2          1         1,339        --        --
Foreign currency swaps........    3,084      429         72         3,219       850        45
Foreign currency forwards.....      488       18          2           431        --         8
Options.......................       --      165          3            --       189        --
Financial forwards............       --       --          2            --         2         2
Credit default swaps..........      957        2          2           415         4         3
                                -------     ----       ----       -------    ------      ----
  Total.......................  $13,170     $988       $131       $11,224    $1,107      $167
                                =======     ====       ====       =======    ======      ====

     The above table does not include notional values for equity futures, equity financial forwards, and equity options. At December 31, 2005 and 2004, the Company owned 587 and 217 equity futures contracts, respectively. Equity futures market values are included in financial futures in the preceding table. At December 31, 2005 and 2004, the Company owned 73,500 and 115,400 equity financial forwards, respectively. Equity financial forwards market values are included in financial forwards in the preceding table. At December 31, 2005 and 2004, the Company owned 1,420,650 and 1,144,700 equity options, respectively. Equity options market values are included in options in the preceding table. The notional amount related to equity options for 2004 has been removed from the above table to conform to 2005 presentation.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                             SUCCESSOR
                              ------------------------------------------------------------------------
                                                           REMAINING LIFE
                              ------------------------------------------------------------------------
                                         AFTER ONE YEAR   AFTER FIVE YEARS
                              ONE YEAR      THROUGH           THROUGH
                              OR LESS      FIVE YEARS        TEN YEARS       AFTER TEN YEARS    TOTAL
                              --------   --------------   ----------------   ---------------   -------
                                                           (IN MILLIONS)
Interest rate swaps.........   $  942        $2,929            $2,519             $150         $ 6,540
Interest rate caps..........    2,000            20                --               --           2,020
Financial futures...........       81            --                --               --              81
Foreign currency swaps......      535           869             1,616               64           3,084
Foreign currency forwards...      488            --                --               --             488
Credit default swaps........       95           836                26               --             957
                               ------        ------            ------             ----         -------
  Total.....................   $4,141        $4,654            $4,161             $214         $13,170
                               ======        ======            ======             ====         =======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches).

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at time of exercise and the strike price. Equity index options are included in options in the preceding table.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are used in replication synthetic asset transactions ("RSATs") to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. RSATs are a combination of a derivative and usually a U.S. Treasury or Agency security. RSATs that involve the use of credit default swaps are included in such classification in the preceding table.

  HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                        SUCCESSOR                            PREDECESSOR
                           -----------------------------------   -----------------------------------
                                    DECEMBER 31, 2005                     DECEMBER 31, 2004
                           -----------------------------------   -----------------------------------
                                             FAIR VALUE                            FAIR VALUE
                           NOTIONAL   ------------------------   NOTIONAL   ------------------------
                            AMOUNT      ASSETS     LIABILITIES    AMOUNT      ASSETS     LIABILITIES
                           --------   ----------   -----------   --------   ----------   -----------
                                                         (IN MILLIONS)
Fair value...............  $    66       $ --         $ --       $ 1,506      $   --        $ 14
Cash flow................      430          2           --         7,560         897         142
Foreign operations.......       --         --           --            25          --          --
Non-qualifying...........   12,674        986          131         2,133         210          11
                           -------       ----         ----       -------      ------        ----
     Total...............  $13,170       $988         $131       $11,224      $1,107        $167
                           =======       ====         ====       =======      ======        ====

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate investments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                               SUCCESSOR                 PREDECESSOR
                                            ----------------   --------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                              DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                            ----------------   ----------------   -------------
                                                  2005               2005         2004    2003
                                            ----------------   ----------------   -----   -----
                                                               (IN MILLIONS)
Changes in the fair value of
  derivatives.............................        $--                $(16)        $(21)   $  1
Changes in the fair value of the items
  hedged..................................         --                   5          (12)    (24)
                                                  ---                ----         ----    ----
Net ineffectiveness of fair value hedging
  activities..............................        $--                $(11)        $(33)   $(23)
                                                  ===                ====         ====    ====

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness, except for financial futures where the time value component of the derivative has been excluded from the assessment of ineffectiveness. For the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, the cost of carry for financial futures was ($8) million, ($29) million and ($23) million, respectively.

     There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate futures to hedge against changes in value of securities to be acquired; and (v) interest rate futures to hedge against changes in interest rates on liabilities to be issued.

     For the six months ended December 31, 2005, the Company did not recognize any net investment gains (losses) related to the assessment of hedge ineffectiveness. For the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, the Company recognized net investment gains (losses) of ($5) million, $6 million and ($3) million, respectively, which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the six months ended December 31, 2005 and June 30, 2005 and for the years ended December 31, 2004 and 2003, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Presented below is a rollforward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                   SUCCESSOR                 PREDECESSOR
                                                ----------------   --------------------------------
                                                SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                  DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                                ----------------   ----------------   -------------
                                                      2005               2005         2004    2003
                                                ----------------   ----------------   -----   -----
                                                                   (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD...............        $ 83               $(6)         $(159)  $(286)
Effect of purchase accounting push down (See
  Note 1).....................................         (83)               --             --      --
                                                      ----               ---          -----   -----
BALANCE, BEGINNING OF PERIOD..................           -                (6)          (159)   (286)
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of
  cash flow hedges............................           1                85            140     112
Amounts reclassified to net investment
  income......................................          --                 4             13      15
                                                      ----               ---          -----   -----
BALANCE, END OF THE PERIOD....................        $  1               $83          $  (6)  $(159)
                                                      ====               ===          =====   =====

     At December 31, 2005, approximately ($5) million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2006.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps and options to hedge portions of its net investment in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded in 2005, 2004 or 2003.

     The Company's consolidated statements of stockholder's equity for the six months ended December 31, 2005 did not include any gains (losses) related to foreign currency contracts used to hedge its net investments in foreign operations. The Company's consolidated statements of stockholder's equity for the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, included gains (losses) of $3 million, $1 million and ($6) million, respectively, related to foreign currency contracts used to hedge its net investments in foreign operations. When substantially all of the net investments in foreign operations are sold or liquidated, the amounts in accumulated other comprehensive income ("AOCI") are reclassified to the consolidated statements of income, while a pro rata portion is reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps, and interest rate futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;
(iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products;
(v) RSATs to synthetically create investments; and (vi) basis swaps to better match the cash flows from assets and related liabilities.

     Effective at the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

redesignated and were included with the Company's other non-qualifying derivative positions from the Acquisition Date through December 31, 2005. For the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of ($1) million, ($10) million, ($33) million and ($96) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum accumulation and withdrawal benefits. The fair value of the Company's embedded derivative liabilities was $40 million and $181 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) for the six months ended December 31, 2005 and June 30, 2005 and during the year ended December 31, 2004 were gains (losses) of $39 million, ($3) million and $30 million, respectively. There were no investment gains (losses) associated with embedded derivatives during the year ended December 31, 2003.

  CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005 and 2004, the Company was obligated to return cash collateral under its control of $128 million and $229 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheet. As of December 31, 2005 and 2004, the Company had also accepted collateral consisting of various securities with a fair market value of $427 million and $584 million, respectively, which is held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2005 and 2004, none of the collateral had been sold or repledged. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  INSURANCE

  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA for the years ended December 31, 2003 and 2004, and the six months ended June 30, 2005 and December 31, 2005, is as follows:

                                                               DAC      VOBA      TOTAL
                                                              ------   -------   -------
                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2003 (PREDECESSOR)....................  $2,044   $   115   $ 2,159
  Capitalization............................................     583        --       583
  Less: amortization........................................     266        14       280
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR)..................   2,361       101     2,462
  Capitalization............................................     810        --       810
  Less: amortization........................................     399        11       410
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)..................   2,772        90     2,862
  Capitalization............................................     426        --       426
  Less: amortization........................................     230         6       236
                                                              ------   -------   -------
BALANCE AT JUNE 30, 2005 (PREDECESSOR)......................   2,968        84     3,052
Effect of purchase accounting push down (See Note 1)........  (2,968)    3,406       438
                                                              ------   -------   -------
BALANCE AT JULY 1, 2005 (SUCCESSOR).........................      --     3,490     3,490
                                                              ------   -------   -------
  Capitalization............................................     262        --       262
                                                              ------   -------   -------
  Less: amortization related to:
     Net investment gains (losses)..........................      (4)      (25)      (29)
     Unrealized investment gains (losses)...................     (32)     (103)     (135)
     Other expenses.........................................      17       198       215
                                                              ------   -------   -------
       Total amortization...................................     (19)       70        51
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)....................  $  281   $ 3,420   $ 3,701
                                                              ======   =======   =======

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $320 million in 2006, $313 million in 2007, $296 million in 2008, $278 million in 2009 and $257 million in 2010.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Changes in value of distribution agreements ("VODA") and value of customer relationships acquired ("VOCRA"), which are reported within other assets in the consolidated balance sheet, are as follows:

                                                              (IN MILLIONS)
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)..................       $--
Effect of purchase accounting push down (See Note 1)........        73
Amortization................................................        --
                                                                   ---
BALANCE AT JULY 1, 2005 (SUCCESSOR).........................        73
Capitalization..............................................        --
Amortization................................................        (1)
                                                                   ---
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)....................       $72
                                                                   ===

     The estimated future amortization expense for the next five years of the value of distribution agreements and customer relationships acquired is $2 million in 2006, $3 million in 2007, $4 million in 2008, $4 million in 2009 and $5 million in 2010.

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows:

                                             SUCCESSOR                 PREDECESSOR
                                          ----------------   -------------------------------
                                          SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                            DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                          ----------------   ----------------   ------------
                                                2005               2005             2004
                                          ----------------   ----------------   ------------
                                                            (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.........        $ 81               $50              $--
Effect of purchase accounting push down
  (See Note 1)..........................         (81)               --               --
                                                ----               ---              ---
Balance, beginning of period............          --                50               --
Capitalization..........................          23                33               51
Amortization............................          --                (2)              (1)
                                                ----               ---              ---
BALANCE, END OF PERIOD..................        $ 23               $81              $50
                                                ====               ===              ===

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
BALANCE, BEGINNING OF PERIOD...........       $ 511               $489         $434    $368
     Less: reinsurance recoverables....        (367)              (347)        (294)   (240)
                                              -----               ----         ----    ----
  Net balance at beginning of period...         144                142          140     128
                                              -----               ----         ----    ----
  Effect of purchase accounting
     pushdown..........................          (7)                --           --      --
  Incurred related to:
     Current period....................          19                 17           22      32
     Prior period......................          (3)                (3)           4       5
                                              -----               ----         ----    ----
       Total incurred..................          16                 14           26      37
                                              -----               ----         ----    ----
  Paid related to:
     Current period....................          (1)                (1)          (1)     (1)
     Prior period......................         (13)               (11)         (23)    (24)
                                              -----               ----         ----    ----
       Total paid......................         (14)               (12)         (24)    (25)
                                              -----               ----         ----    ----
  Net balance at end of period.........         139                144          142     140
     Add: reinsurance recoverables.....         373                367          347     294
                                              -----               ----         ----    ----
BALANCE, END OF PERIOD.................       $ 512               $511         $489    $434
                                              =====               ====         ====    ====

     Claims and claim adjustment expenses associated with prior periods decreased by $3 million for both the six months ended December 31, 2005 and the six months ended June 30, 2005. Claims and claim adjustment expenses associated with prior periods increased by $4 million and $5 million for the years ended December 31, 2004 and 2003, respectively. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for long-term care and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

  ANNUITY CONTRACTS

                                                     SUCCESSOR                       PREDECESSOR
                                           ------------------------------   ------------------------------
                                                 DECEMBER 31, 2005                DECEMBER 31, 2004
                                           ------------------------------   ------------------------------
                                               IN THE            AT             IN THE            AT
                                           EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                           --------------   -------------   --------------   -------------
                                                                (DOLLARS IN MILLIONS)
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Account value (general and separate
     account)............................     $ 32,772           N/A           $ 30,833           N/A
  Net amount at risk.....................     $    852(1)        N/A(2)        $  1,255(1)        N/A(2)
  Average attained age of
     contractholders.....................     60 years           N/A           59 years           N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

  UNIVERSAL AND VARIABLE LIFE CONTRACTS

                                                      SUCCESSOR                    PREDECESSOR
                                              -------------------------     -------------------------
                                                  DECEMBER 31, 2005             DECEMBER 31, 2004
                                              -------------------------     -------------------------
                                              SECONDARY       PAID UP       SECONDARY       PAID UP
                                              GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                              ----------     ----------     ----------     ----------
                                                               (DOLLARS IN MILLIONS)
Account value (general and separate
  account)..................................   $  1,944         N/A          $  1,239         N/A
Net amount at risk..........................   $ 25,795(1)      N/A(1)       $ 15,182(1)      N/A(1)
Average attained age of policyholders.......   57 years         N/A          57 years         N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

     Liabilities incurred, relating to annuity contracts, for guaranteed death benefits were $3 million for the six months ended December 31, 2005. There were no guaranteed death benefits incurred for the six months ended June 30, 2005 or the years ended December 31, 2004 and 2003. Liabilities incurred, relating to universal and variable life contracts, for secondary guarantees were $6 million, $5 million and $2 million for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
Mutual Fund Groupings                                             (IN MILLIONS)
Equity..............................................       $19,969             $17,611
Bond................................................         2,434               2,183
Balanced............................................         2,899               3,250
Money Market........................................           654                 681
Specialty...........................................           621                 649
                                                           -------             -------
  TOTAL.............................................       $26,577             $24,374
                                                           =======             =======

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include pass-through separate accounts totaling $30,295 million and $28,703 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $943 million and $2,039 million at December 31, 2005 and 2004, respectively. The average interest rates credited on these contracts were 4.5% and 4% at December 31, 2005 and 2004, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $232 million, $203 million, $375 million and $300 million for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003, respectively.

     The Company did not have any proportional interest in separate accounts for fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheet at December 31, 2005.

     For the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

6.  REINSURANCE

     Since 1997, the majority of the Company's universal life business has been reinsured under an 80% ceded/20% retained yearly renewable term ("YRT") quota share reinsurance program, and its term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning June 1, 2002, COLI business has been reinsured under a 90%/10% quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance have reverted to YRT for new business. Effective May 1, 2005, the Company's quota share program for YRT and coinsurance changed to 70%/30%. Within its normal course of business, the Company may retain up to $5 million per life and reinsures 100% of amounts in excess of the Company's retention limits. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25 million for term insurance. Under certain circumstances, the Company may elect to retain up to $25 million per life. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $78 billion and $74 billion at December 31, 2005 and 2004, respectively. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     Prior to April 1, 2001, the Company reinsured the GMDB rider exposure on its variable annuity products. Total variable annuity account balances with GMDB riders were $32.8 billion, of which $12.0 billion, or 36%, was reinsured, and $26.7 billion, of which $12.0 billion, or 45%, was reinsured at December 31, 2005 and 2004, respectively. GMDBs are payable upon the death of the contractholder. When the benefits payable are greater than the account value of the variable annuity, the difference is called the net amount at risk ("NAR"). NAR totaled $0.9 billion, of which $0.8 billion, or 89%, is reinsured and $1.3 billion, of which $1.1 billion, or 85%, is reinsured at December 31, 2005 and 2004, respectively.

     TIC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of St. Paul Travelers.

     Effective July 1, 2000, the Company reinsured 90% of its individual long-term care insurance business with General Electric Capital Assurance Company ("GECAC") and its subsidiary in the form of indemnity reinsurance agreements. Written premiums ceded per these agreements were $122 million and $111 million for the six months ended December 31, 2005 and June 30, 2005, respectively. Earned premiums ceded were $119 million and $112 million for the six months ended December 31, and June 30, 2005, respectively. Total written premiums ceded were $224 million and $227 million for the years ending December 31, 2004 and 2003, respectively.

     In accordance with the terms of the reinsurance agreement, GECAC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, no later than July 1, 2008. Effective June 30, 2005, TIC entered into an agreement with CIHC to effectively transfer the remaining results from the long-term care block of business from TIC to CIHC. Under the terms of this agreement, any gains or losses remaining after the terms of the indemnity reinsurance agreement are satisfied, are reimbursable from CIHC for losses, or payable to CIHC for gains. TIC does however retain limited investment exposure related to the reinsured contracts. Citigroup unconditionally guarantees the performance of its subsidiary, CIHC.

     In 2004, The Travelers Life and Annuity Reinsurance Company ("TLARC") was formed by TIC as a pure captive insurer in order to permit TIC and TLAC to cede 100% of its risk associated with the secondary death benefit guarantee rider on certain universal life contracts. TIC dividended TLARC's stock to CIHC in late 2004. As part of the Acquisition, TLARC became a direct subsidiary of MetLife. See Notes 11 and 16.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                          SUCCESSOR                  PREDECESSOR
                                      -----------------   ----------------------------------
                                      SIX MONTHS ENDED    SIX MONTHS ENDED     YEARS ENDED
                                        DECEMBER 31,          JUNE 30,        DECEMBER 31,
                                      -----------------   ----------------   ---------------
                                            2005                2005          2004     2003
                                      -----------------   ----------------   ------   ------
                                                          (IN MILLIONS)
Direct premiums earned..............        $ 381              $ 466         $1,191   $1,376
Reinsurance ceded...................         (159)              (141)          (280)    (294)
                                            -----              -----         ------   ------
Net premiums earned.................        $ 222              $ 325         $  911   $1,082
                                            =====              =====         ======   ======
Reinsurance recoverables netted
  against policyholder benefits.....        $ 521              $ 264         $  475   $  416
                                            =====              =====         ======   ======

     Written premiums are not materially different than earned premiums presented in the preceding table.

     Reinsurance recoverables, included in premiums and other receivables, were $4,283 million and $3,884 million at December 31, 2005 and 2004, respectively, including $2,772 million and $1,904 million at December 31, 2005 and 2004, respectively, relating to runoff of long-term care business and $1,356 million and $1,489 million at December 31, 2005 and 2004, respectively, relating to reinsurance on the runoff of workers compensation business. Reinsurance premiums and ceded commissions payable included in other liabilities were $49 million and $48 million at December 31, 2005 and 2004, respectively.

7.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Current:
  Federal..............................        $58                $197         $368    $179
  Foreign..............................         --                   1            1       3
                                               ---                ----         ----    ----
                                                58                 198          369     182
                                               ---                ----         ----    ----
Deferred:
  Federal..............................         40                   7           (8)     58
                                               ---                ----         ----    ----
Provision for income taxes.............        $98                $205         $361    $240
                                               ===                ====         ====    ====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate...        $119               $259         $473    $405
Tax effect of:
  Tax exempt investment income.........         (20)               (46)         (86)    (84)
  Tax reserve release..................          --                 --          (23)    (79)
  Other, net...........................          (1)                (8)          (3)     (2)
                                               ----               ----         ----    ----
Provision for income taxes.............        $ 98               $205         $361    $240
                                               ====               ====         ====    ====

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Deferred income tax assets:
  Benefit, reinsurance and other policyholder
     liabilities....................................       $2,141              $   756
  Operating lease reserves..........................           13                   47
  Employee benefits.................................            3                  169
  Net unrealized investment losses..................          200                   --
  Capital loss carryforwards........................           92                   --
  Other.............................................           20                  114
                                                           ------              -------
  Total.............................................        2,469                1,086
                                                           ------              -------
Deferred income tax liabilities:
  DAC and VOBA......................................       (1,174)                (785)
  Net unrealized investment gains...................           --                 (763)
  Investments, net..................................          (12)                (832)
  Other.............................................           --                  (77)
                                                           ------              -------
  Total.............................................       (1,186)              (2,457)
                                                           ------              -------
Net deferred income tax asset (liability)...........       $1,283              $(1,371)
                                                           ======              =======

     At December 31, 2005, the Company has a net deferred tax asset. If the Company determines that any of its deferred tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the Company's management concluded that it is "more likely than not" that the net deferred tax asset will be realized.

     Capital loss carryforwards amount to $263 million at December 31, 2005 and will expire in 2010.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Subsequent to the Acquisition, the Company will file a consolidated tax return with its subsidiary, TLAC. The companies will execute a Tax Sharing Agreement (the "Tax Agreement") prior to the filing of the 2005 consolidated tax return. Under the Tax Agreement, the federal income taxes will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Agreement.

     For the periods prior to the Acquisition, the Company and its subsidiaries filed a consolidated federal income tax return with Citigroup and were part of a Tax Sharing Agreement with Citigroup (the "Citigroup Tax Agreement"). Under the Citigroup Tax Agreement, the federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the Citigroup Tax Agreement. TIC had $305 million payable to Citigroup at December 31, 2004 related to the Citigroup Tax Agreement.

     Under the Life Insurance Company Tax Act of 1959, stock life insurance companies were required to maintain a policyholders' surplus account containing the accumulated portion of current income which had not been subject to income tax in the year earned. The Deficit Reduction Act of 1984 required that no future amounts be added after 1983 to the policyholders' surplus account and that any future distributions to shareholders from the account would become subject to income at the general corporate income tax rate then in effect. During 2004, the American Jobs Creation Act of 2004 ("AJCA") was enacted. The AJCA provides, in part, that distributions from policyholders' surplus accounts during 2005 and 2006 will not be taxed. The amount of policyholders' surplus account at December 31, 2004 was approximately $932 million. If the entire policyholders' surplus account were deemed to be distributed in 2004, there would have been a tax liability of approximately $326 million. No current or deferred taxes have been provided on these amounts in the past because management considered the conditions under which these taxes would be paid remote. For federal income tax purposes, an election under Internal Revenue Code
Section 338 was made by MetLife upon Acquisition. The Section 338 election results in a deemed distribution of the Company's policyholders' surplus account in 2005. However, due to the provision of the AJCA, no tax liability will be incurred as a result of this deemed distribution of policyholders' surplus in 2005.

8.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

     In August 1999, an amended putative class action complaint was filed in Connecticut state court against TLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former TLAC affiliate, purchased structured settlement annuities from TLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of TLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against TLAC: (i) violation of the Connecticut Unfair Trade Practice Statute; (ii) unjust enrichment; and (iii) civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. The Company has recently learned that the Connecticut Supreme Court has reversed the trial court's certification of a class. Plaintiff may file a motion with respect to the order and may seek upon remand to the trial court to file another motion for class certification. TLAC and Travelers Equity Sales, Inc. intend to continue to vigorously defend the matter.

     A former registered representative of Tower Square Securities, Inc. ("Tower Square"), a broker-dealer subsidiary of TIC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and the NASD are also reviewing this matter. Tower Square intends to fully cooperate with the SEC, the NASD and the Connecticut Department of Banking. In the context of the above, two arbitration matters were commenced in 2005 against Tower Square. In one of the matters, defendants include other unaffiliated broker-dealers with whom the registered representative was formerly registered. It is reasonably possible that other actions will be brought regarding this matter. Tower Square intends to defend itself vigorously in all such cases.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. In addition, like many insurance companies and agencies, in 2004 and 2005, the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated less than $1 million. The Company maintained a liability of $16 million, and a related asset for premium tax offsets of $9 million, at December 31, 2005, for future assessments in respect of currently impaired, insolvent or failed insurers.

     In the past five years, none of the aggregate assessments levied against the Company have been material. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space. Future sublease income is projected to be insignificant. Future minimum gross rental payments are as follows:

                                                                   GROSS
                                                              RENTAL PAYMENTS
                                                              ---------------
                                                               (IN MILLIONS)
2006........................................................        $17
2007........................................................        $17
2008........................................................        $16
2009........................................................        $10
2010........................................................        $ 8
Thereafter..................................................        $ 8

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $715 million and $389 million at December 31, 2005 and 2004, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $339 million and $213 million at December 31, 2005 and 2004, respectively. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

  OTHER COMMITMENTS

     TIC is a member of the Federal Home Loan Bank of Boston (the "FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston, which is included in equity securities on the Company's balance sheets. TIC has also entered into several funding agreements with the FHLB of Boston whereby TIC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on TIC's residential mortgages and mortgage-backed securities to collateralize TIC's obligations under the funding agreements. TIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreements and the related security agreement represented by this blanket lien, provide that upon any event of default by TIC, the FHLB of Boston's recovery is limited to the amount of TIC's liability under the outstanding funding agreements. The amount of the Company's liability for funding agreements with the FHLB of Boston as of December 31, 2005 is $1.1 billion, which is included in policyholder account balances.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII") (formerly Citicorp International Life Insurance Company, Ltd.), an affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII. This guarantee is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. The agreement was terminated as of December 31, 2004, but termination does not affect policies previously guaranteed. Life insurance coverage

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in-force under this guarantee at December 31, 2005 is $447 million. The Company does not hold any collateral related to this guarantee.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     In connection with RSATs, the Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, is $149 million at December 31, 2005. The credit default swaps expire at various times during the next three years.

9.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating employer in qualified and non-qualified, noncontributory defined benefit pension plans sponsored by MetLife. Employees were credited with prior service recognized by Citigroup, solely for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees (the "Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the closing date of the Acquisition. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year; accordingly, no expense related to the MetLife plans was allocated to the Company for the six months ended December 31, 2005.

     Prior to the Acquisition, the Company participated in qualified and non-qualified, noncontributory defined benefit pension plans and certain other postretirement plans sponsored by Citigroup. The Company's share of expense for these plans was $14 million, $28 million and $28 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. The obligation for benefits earned under these plans was retained by Citigroup.

10.  RESTRUCTURING TRANSACTIONS

     As described in Note 1, on July 1, 2005, MetLife acquired the Company from Citigroup. Prior to the Acquisition, certain restructuring transactions were required pursuant to the Acquisition Agreement. All restructuring transactions have been recorded at their historical basis. The following transfers to CIHC occurred on June 30, 2005:

          1. All TIC's membership in Keeper Holdings LLC, which holds an interest in CitiStreet LLC;

          2. All TIC's shares of Citigroup Series YYY and YY preferred stock, and all dividends with respect thereto;

          3. All TIC's shares of American Financial Life Insurance Company stock;

          4. All TIC's shares of Primerica stock (See Note 14);

          5. All TIC's obligations in the amount of $105 million, the related deferred income tax assets of $37 million and cash in the amount of $68 million associated with the Connecticut River Plaza lease;

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          6. All owned intellectual property and all trademarks used in connection with products offered only by or through the Company. This includes, but is not limited to, the "umbrella" trademark and umbrella design trademark, and any trademarks which include the terms "citi," "Citi," the arc design and the blue wave design;

          7. All TIC's net obligations in the amount of $443 million related to non-qualified employee benefit plans (including retiree welfare, pension, long-term disability, workers compensation and deferred compensation obligations) and associated assets consisting of $191 million in cash, and other assets, including a deferred income tax asset, totaling $252 million;

          8. All TIC's obligations and rights related to future gains and losses under all policies providing long-term care benefits;

          9. All tax liabilities for potential audit liabilities for federal and state income taxes and other taxes of approximately $78 million with respect to pre-Acquisition tax periods as the Acquisition Agreement provides for an indemnification by Citigroup to MetLife for specified tax liabilities incurred prior to the closing date.

     The Connecticut Insurance Department (the "Department") approved the special dividend of all TIC's ownership interests and obligations as included in items 1 through 6, 8 and 9 as set forth above. Restructuring transaction item 7, as set forth above, was accounted for as an asset/liability transfer, and did not require approval from the Department. The consolidated financial statements of the Company include the results of operations related to the aforementioned restructuring transactions through the date of distribution, other than Primerica which has been reported as discontinued operations.

11.  EQUITY

  DIVIDEND RESTRICTIONS

     Under Connecticut State Insurance Law, TIC and TLAC are each permitted, without prior insurance regulatory clearance, to pay shareholder dividends to its parent as long as the amount of such dividend, when aggregated with all other dividends in the preceding twelve months, does not exceed the greater of
(i) 10% of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. TIC and TLAC will each be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Commissioner") and the Commissioner does not disapprove the payment within 30 days after notice or until the Commissioner has approved the dividend, whichever is sooner. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. TIC paid cash dividends to its former parent, CIHC, of $675 million in 2005, $773 million in 2004 and $545 million in 2003. A portion of the cash dividend paid in 2005 was considered an extraordinary dividend and was approved by the Department. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the Acquisition, under Connecticut State Insurance Law all dividend payments by TIC and TLAC through June 30, 2007 require prior approval of the Commissioner. TIC and TLAC have not paid any dividends since the Acquisition Date.

     On December 15, 2004, the Company dividended all of the issued and outstanding shares of TLARC to CIHC. TLARC was valued at $250,000 and was considered to be an ordinary dividend. At Acquisition, TLARC was sold by Citigroup to MetLife.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As discussed in Note 1, in connection with the Acquisition Agreement, several restructuring transactions requiring regulatory approval were completed prior to the sale. TIC received regulatory approval from the Commissioner to complete the restructuring transactions via dividend, and to pay its dividends.

     In connection with the restructuring transactions as discussed in Note 10, the Company's additional paid-in capital ("APIC"), retained earnings and accumulated other comprehensive income were impacted as follows:

                                                                   PREDECESSOR
                                                            --------------------------
                                                                  JUNE 30, 2005
                                                            --------------------------
                                                                      RETAINED
                                                             APIC     EARNINGS   AOCI
                                                            -------   --------   -----
                                                                  (IN MILLIONS)
RESTRUCTURING TRANSACTIONS
Keeper Holdings LLC.......................................  $    (8)  $   (26)   $  --
Citigroup Series YYY preferred stock......................   (2,225)       --       --
Citigroup Series YY preferred stock.......................     (596)       --       --
Stock of American Financial Life Insurance Company........     (218)      210       --
Stock of Primerica Life Insurance Company.................   (1,100)   (3,150)    (166)
Deferred tax liabilities YYY and YY preferred stock.......      974        --       --
Tax Liabilities...........................................       78        --       --
                                                            -------   -------    -----
  Total impact............................................  $(3,095)  $(2,966)   $(166)
                                                            =======   =======    =====

  STATUTORY EQUITY AND INCOME

     The Department imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. TIC and TLAC exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles ("SAP") continue to be established by individual state laws and permitted practices. The Department has adopted Codification, with certain modifications, for the preparation of statutory financial statements of insurance companies domiciled in Connecticut. Modifications by the Department may impact the effect of Codification on the statutory capital and surplus of TIC and TLAC.

     SAP differs from GAAP primarily by: (i) charging policy acquisition costs to expense as incurred; (ii) establishing future policy benefit liabilities using different actuarial assumptions; (iii) valuing securities on a different basis; and (iv) maintaining additional reserves associated with credit default and interest related investment gains and losses.

     In addition, certain assets are not admitted under SAP and are charged directly to surplus. The most significant assets not admitted by TIC and TLAC are net deferred tax assets resulting from temporary differences between SAP basis and tax basis not expected to reverse and become recoverable within a year.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Statutory net income of TIC, a Connecticut domiciled insurer, was $1,080 million, $975 million and $935 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $4,081 million and $7,886 million at December 31, 2005 and 2004, respectively.

     Statutory net income (loss) of TLAC, a Connecticut domiciled insurer, was ($80) million, ($211) million and $37 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $782 million and $942 million at December 31, 2005 and 2004, respectively.

  OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior period:

                                                 SUCCESSOR                  PREDECESSOR
                                              ----------------   ---------------------------------
                                              SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                              ----------------   ----------------   --------------
                                                    2005               2005         2004     2003
                                              ----------------   ----------------   -----   ------
                                                                 (IN MILLIONS)
Holding (losses) gains on investments
  arising during the period.................      $  (517)            $ 125         $ 418   $1,412
Income tax effect of holding gains
  (losses)..................................          181               (47)         (149)    (482)
                                                  -------             -----         -----   ------
Reclassification adjustments:
  Recognized holding (gains) losses included
     in current period income...............         (270)              (53)           (2)      18
  Amortization of premiums and accretion of
     discounts associated with
     investments............................           81               (29)          (49)     (62)
  Income tax effect of reclassification
     adjustments............................           66                29            18       16
                                                  -------             -----         -----   ------
       Total reclassification adjustments...         (123)              (53)          (33)     (28)
Allocation of holding losses on investments
  relating to other policyholder amounts....          135                --            --       --
Income tax effect of allocation of holding
  loss......................................          (47)               --            --       --
Unrealized investment gains (losses) of
  subsidiary at date of restructuring.......           --              (166)           --       --
                                                  -------             -----         -----   ------
Net unrealized investment gains (losses)....         (371)             (141)          236      902
Foreign currency translation adjustments
  arising during the period.................            2                --             1        4
Effect of transfer of Primerica ............           --               166            --       --
                                                  -------             -----         -----   ------
       Other comprehensive income
          (losses)..........................      $  (369)            $  25         $ 237   $  906
                                                  =======             =====         =====   ======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                          SUCCESSOR                 PREDECESSOR
                                       ----------------   --------------------------------
                                       SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                         DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                       ----------------   ----------------   -------------
                                             2005               2005         2004    2003
                                       ----------------   ----------------   -----   -----
                                                          (IN MILLIONS)
Compensation.........................       $  86              $  72         $ 143   $ 121
Commissions..........................         236                309           606     465
Amortization of DAC and VOBA.........         186                236           410     280
Capitalization of DAC................        (262)              (426)         (810)   (583)
Rent, net of sublease income.........           7                  3            12      11
Minority interest....................           1                 --            --      --
Other................................         129                246           401     263
                                            -----              -----         -----   -----
  Total other expenses...............       $ 383              $ 440         $ 762   $ 557
                                            =====              =====         =====   =====

13.  BUSINESS SEGMENT INFORMATION

     Historically, the Company was organized into two operating segments, Travelers Life and Annuity ("TL&A") and Primerica. On June 30, 2005, in anticipation of the Acquisition, all of the Company's interests in Primerica were distributed via dividend to CIHC. See Notes 10 and 14. As a result, at June 30, 2005, the operations of Primerica were reclassified into discontinued operations and the segment was eliminated, leaving a single operating segment, TL&A.

     On the Acquisition Date, MetLife reorganized the Company's operations into two operating segments, Institutional and Individual, as well as Corporate & Other, so as to more closely align the acquired business with the manner in which MetLife manages its existing businesses. The Institutional segment includes group life insurance and retirement & savings products and services. The Individual segment includes a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Corporate & Other contains the excess capital not allocated to the business segments and run-off businesses, as well as expenses associated with certain legal proceedings. Corporate & Other also includes the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates capital to each segment based upon an internal capital allocation system used by MetLife that allows MetLife and the Company to effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains (losses), net of income taxes, and adjustments related to net investment gains (losses), net of income taxes.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003. Segment results for periods prior to the Acquisition Date have been restated to reflect segment results in conformity with MetLife's segment presentation. The revised presentation conforms to the manner in which the Company manages and assesses its business. While the prior period presentations have been prepared using the classification of products in conformity with MetLife's segment presentation, they do not reflect the segment results using MetLife's method of capital allocation which allocates capital to each segment based upon an internal capital allocation system as described in the preceding paragraph. In periods prior to the Acquisition Date, earnings on capital were allocated to segments based upon a statutory risk based capital allocation method which resulted in less capital being allocated to the segments and more being retained at Corporate & Other. As it was impracticable to retroactively reflect the impact of applying MetLife's economic capital model on periods prior to the Acquisition Date, they were not restated for this change.

                                                                        SUCCESSOR
                                                    --------------------------------------------------
AS OF OR FOR THE SIX MONTHS ENDED                                                CORPORATE &
DECEMBER 31, 2005                                   INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
---------------------------------                   -------------   ----------   -----------   -------
                                                                      (IN MILLIONS)
Premiums..........................................     $   116       $    93       $    13     $   222
Universal life and investment-type product policy
  fees............................................          17           425            --         442
Net investment income.............................         711           381           124       1,216
Other revenues....................................          10            45             2          57
Net investment gains (losses).....................         (87)          (99)           (2)       (188)
Policyholder benefits and claims..................         324           177            22         523
Interest credited to policyholder account
  balances........................................         303           201            --         504
Other expenses....................................          30           367           (14)        383
Income from continuing operations before provision
  for income taxes................................         111            99           129         339
Net income........................................          73            86            82         241
Total assets......................................      36,751        52,048        10,672      99,471
DAC and VOBA......................................         161         3,540            --       3,701
Goodwill..........................................         305           159           392         856
Separate account assets...........................       3,177        28,061            --      31,238
Policyholder liabilities..........................      28,340        18,705         4,305      51,350
Separate account liabilities......................       3,177        28,061            --      31,238

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                                     --------------------------------------------------
FOR THE SIX MONTHS ENDED                                                          CORPORATE &
JUNE 30, 2005                                        INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
------------------------                             -------------   ----------   -----------   -------
                                                                       (IN MILLIONS)
Premiums...........................................     $   206       $   102       $   17      $   325
Universal life and investment-type product policy
  fees.............................................          33           373           --          406
Net investment income..............................         778           547          283        1,608
Other revenues.....................................          (1)           66           48          113
Net investment gains (losses)......................         (10)           (3)          39           26
Policyholder benefits and claims...................         448           131           20          599
Interest credited to policyholder account
  balances.........................................         380           318           --          698
Other expenses.....................................          20           392           28          440
Income from continuing operations before provision
  for income taxes.................................         158           244          339          741
Income from discontinued operations, net of income
  taxes............................................          --            --          240          240
Net income.........................................         103           173          500          776

                                                                       PREDECESSOR
                                                   ---------------------------------------------------
AS OF OR FOR THE YEAR ENDED                                                     CORPORATE &
DECEMBER 31, 2004                                  INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
---------------------------                        -------------   ----------   -----------   --------
                                                                      (IN MILLIONS)
Premiums.........................................     $   719       $   158       $    34     $    911
Universal life and investment-type product policy
  fees...........................................          73           617            --          690
Net investment income............................       1,443         1,027           542        3,012
Other revenues...................................           5           118            84          207
Net investment gains (losses)....................         (19)           24             4            9
Policyholder benefits and claims.................       1,190           182            39        1,411
Interest credited to policyholder account
  balances.......................................         688           617            --        1,305
Other expenses...................................          40           656            66          762
Income from continuing operations before
  provision for income taxes.....................         303           489           559        1,351
Income from discontinued operations, net of
  income taxes...................................          --            --           491          491
Net income.......................................         197           370           914        1,481
Total assets.....................................      32,837        48,343        24,663      105,843
DAC and VOBA.....................................         222         2,627            13        2,862
Goodwill.........................................          --           101            95          196
Separate account assets..........................       3,509        27,233            --       30,742
Policyholder liabilities.........................      26,809        16,506         3,718       47,033
Separate account liabilities.....................       3,509        27,233            --       30,742

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                                     -------------------------------------------------
FOR THE YEAR ENDED                                                                CORPORATE &
DECEMBER 31, 2003                                    INSTITUTIONAL   INDIVIDUAL      OTHER      TOTAL
------------------                                   -------------   ----------   -----------   ------
                                                                       (IN MILLIONS)
Premiums...........................................     $  921          $126         $ 35       $1,082
Universal life and investment-type product policy
  fees.............................................         69           462           --          531
Net investment income..............................      1,268           950          525        2,743
Other revenues.....................................         --            74           69          143
Net investment gains (losses)......................         (6)          (34)          72           32
Policyholder benefits and claims...................      1,368           153           47        1,568
Interest credited to policyholder account
  balances.........................................        650           598           --        1,248
Other expenses.....................................         41           456           60          557
Income from continuing operations before provision
  for income taxes.................................        193           371          594        1,158
Income from discontinued operations, net of income
  taxes............................................         --            --          440          440
Net income.........................................        126           306          926        1,358

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues. Substantially all of the Company's revenues originated in the United States.

14.  DISCONTINUED OPERATIONS

     As described in Note 1, and in accordance with the Acquisition Agreement, Primerica, a former operating segment of the Company, was distributed in the form of a dividend to CIHC on June 30, 2005.

     In accordance with SFAS No. 144 the distribution of Primerica by dividend to CIHC qualifies as a disposal by means other than a sale. As such, Primerica was treated as continuing operations until the date of disposal and, upon the date of disposal, the results from the operations were reclassified as discontinued operations for all periods presented.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following summarizes Primerica's financial information:

                                                                 PREDECESSOR
                                                      ----------------------------------
                                                      SIX MONTHS ENDED     YEARS ENDED
                                                          JUNE 30,        DECEMBER 31,
                                                      ----------------   ---------------
                                                            2005          2004     2003
                                                      ----------------   ------   ------
                                                                (IN MILLIONS)
Revenues from discontinued operations...............        $900         $1,770   $1,660
Expenses from discontinued operations...............         539          1,038      989
                                                            ----         ------   ------
Income from discontinued operations before provision
  for income taxes..................................         361            732      671
Provision for income taxes..........................         121            241      231
                                                            ----         ------   ------
  Income from discontinued operations, net of income
     taxes..........................................        $240         $  491   $  440
                                                            ====         ======   ======

     The following is a summary of Primerica's assets and liabilities at:

                                                                PREDECESSOR
                                                               -------------
                                                               DECEMBER 31,
                                                                   2004
                                                               -------------
                                                               (IN MILLIONS)
ASSETS
Investments.................................................      $ 5,891
Cash and cash equivalents...................................           31
Premiums and other receivables..............................          844
Deferred policy acquisition costs...........................        2,177
Other assets................................................          492
Separate account assets.....................................          584
                                                                  -------
Total assets held-for-sale..................................      $10,019
                                                                  =======

LIABILITIES
Future policy benefits......................................      $ 3,545
Deferred income taxes payable...............................          849
Other liabilities...........................................          767
Separate account liabilities................................          584
                                                                  -------
Total liabilities held-for-sale.............................      $ 5,745
                                                                  =======

     Primerica Financial Services, Inc. ("PFS"), a former affiliate, was a distributor of products for the Company. PFS or its affiliates sold $473 million, $983 million and $714 million of individual annuities for the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to PFS were $19 million, $75 million and $58 million for the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively.

     Included in investments above is a $391 million investment in Citigroup Preferred Stock for the year ended December 31, 2004 carried at cost.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                                         SUCCESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
DECEMBER 31, 2005                                              AMOUNT     VALUE     FAIR VALUE
-----------------                                             --------   --------   ----------
                                                                       (IN MILLIONS)
Assets:
  Fixed maturities..........................................             $48,162     $ 48,162
  Trading securities........................................             $   452     $    452
  Equity securities.........................................             $   421     $    421
  Mortgage and consumer loans...............................             $ 2,094     $  2,087
  Policy loans..............................................             $   881     $    881
  Short-term investments....................................             $ 1,486     $  1,486
  Cash and cash equivalents.................................             $   521     $    521
  Mortgage loan commitments.................................    $339     $    --     $     (2)
  Commitments to fund partnership investments...............    $715     $    --     $     --
Liabilities:
  Policyholder account balances.............................             $28,851     $ 27,795
  Payables for collateral under securities loaned and other
     transactions...........................................             $ 8,750     $  8,750

                                                                        PREDECESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
DECEMBER 31, 2004                                              AMOUNT     VALUE     FAIR VALUE
-----------------                                             --------   --------   ----------
                                                                       (IN MILLIONS)
Assets:
  Fixed maturities..........................................             $ 42,621    $ 42,621
  Trading securities........................................             $  1,346    $  1,346
  Equity securities.........................................             $    374    $    374
  Mortgage and consumer loans...............................             $  2,124    $  2,197
  Policy loans..............................................             $  1,084    $  1,084
  Short-term investments....................................             $  3,502    $  3,502
  Cash and cash equivalents.................................             $    215    $    215
  Mortgage loan commitments.................................    $213     $     --    $     --
  Commitments to fund partnership investments...............    $389     $     --    $     --
Liabilities:
  Policyholder account balances.............................             $ 29,601    $ 29,769
  Payables for collateral under securities loaned and other
     transactions...........................................             $  2,215    $  2,215

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities, trading securities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying values for payables for collateral under securities loaned and other transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments, including financial futures, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

16.  RELATED PARTY TRANSACTIONS

     During 1995, Metropolitan Life Insurance Company ("Metropolitan Life"), a wholly-owned subsidiary of MetLife, acquired 100% of the group life business of TIC. The Company's consolidated balance sheet includes a reinsurance receivable related to this business of $387 million at December 31, 2005 and $409 million at December 31, 2004. Ceded premiums related to this business were $1 million for both the six

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

months ended December 31, 2005 and June 30, 2005. Ceded benefits related to this business were $11 million and $13 million, for the six months ended December 31, 2005 and June 30, 2005, respectively.

     In December 2004, TIC and TLAC entered into a reinsurance agreement with TLARC related to guarantee features included in certain of their universal life and variable universal life products. This reinsurance agreement is treated as a deposit-type contract and at December 31, 2005, the Company had a recoverable from TLARC of $48 million. Fees associated with this contract, included within other expenses, were $1 million and $40 million for the six months ended December 31, 2005 and June 30, 2005, respectively.

     In addition, TIC's and TLAC's individual insurance mortality risk is reinsured, in part, to Reinsurance Group of America, Incorporated ("RGA"), an affiliate. Reinsurance recoverables, under these agreements with RGA, were $47 million and $30 million at December 31, 2005 and 2004, respectively. Ceded premiums earned, universal life fees and benefits incurred were $4 million, $34 million and $54 million, respectively, for the six months ended December 31, 2005 and $5 million, $18 million and $28 million, respectively, for the six months ended June 30, 2005.

     At June 30, 2005 and December 31, 2004, the Company had investments in Tribeca Citigroup Investments Ltd. ("Tribeca"), an affiliate of the Company, in the amounts of $10 million and $14 million, respectively. Income (loss) of ($1) million, $1 million and $7 million was recognized on these investments in the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. In July 2005, the Company sold its investment in Tribeca.

     Prior to the Acquisition, the Company had related party transactions with its former parent and/or affiliates. These transactions are described as follows:

     Citigroup and certain of its subsidiaries provided investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company. The Company paid Citigroup and its subsidiaries $22 million, $41 million and $55 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively, for these services.

     The Company has received reimbursements from Citigroup and its former affiliates related to the Company's increased benefit and lease expenses after the spin-off of Travelers Property and Casualty, a former affiliate of the Company and Citigroup. These reimbursements totaled $8 million, $27 million and $34 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively.

     At December 31, 2004, the Company maintained a short-term investment pool in which its insurance affiliates participated. The position of each company participating in the pool is calculated and adjusted daily. The Company's pool amounted to $3.3 billion at December 31, 2004.

     The Company had outstanding loaned securities to a former affiliate, Citigroup Global Markets, Inc., of $342 million for the year ended December 31, 2004.

     Included in other invested assets was a $2.8 billion investment in Citigroup Preferred Stock for the year ended December 31, 2004 carried at cost. Dividends received on these investments were $84 million and $203 million for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively. The dividends received in 2005 were subsequently distributed back to Citigroup as part of the restructuring transactions prior to the Acquisition. See Note 10.

     The Company had investments in an affiliated joint venture, Tishman Speyer, of $93 million at December 31, 2004. Income of $99 million, $54 million and $19 million was earned on these investments for the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In the ordinary course of business, the Company purchased and sold securities through affiliated broker-dealers, including Smith Barney. These transactions were conducted on an arm's-length basis. Amounts due to Smith Barney were $364 million at December 31, 2004. The Company marketed deferred annuity products and life insurance through its affiliate, Smith Barney. Annuity products related to these products were $345 million, $877 million $835 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Life premiums were $55 million, $138 million and $115 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to Smith Barney were $33 million, $72 million and $70 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. The Company also marketed individual annuity and life insurance through its affiliated broker-dealers. Deposits received from affiliated broker-dealers were $1.1 billion, $2.0 billion and $1.8 billion in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to affiliated broker-dealers were $45 million, $90 million and $83 million in the six months ended June 30, 2005 and in 2004 and 2003, respectively.

17.  SUBSEQUENT EVENT

     On February 14, 2006, TIC filed, with the State of Connecticut Office of the Secretary of the State, a Certificate of Amendment to the Charter as Amended and Restated of The Travelers Insurance Company (the "Charter Amendment"). The Charter Amendment changes the name of TIC to "MetLife Insurance Company of Connecticut" and is effective on May 1, 2006.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                      OTHER THAN INVESTMENTS IN AFFILIATES
                               DECEMBER 31, 2005

                                 (IN MILLIONS)

                                                                        SUCCESSOR
                                                     -----------------------------------------------
                                                                                        AMOUNT AT
                                                          COST OR        ESTIMATED    WHICH SHOWN ON
                                                     AMORTIZED COST(1)   FAIR VALUE   BALANCE SHEET
                                                     -----------------   ----------   --------------
TYPE OF INVESTMENT
Fixed Maturities:
  Bonds:
     U.S. Treasury/agency securities...............       $ 6,153         $ 6,112        $ 6,112
     State and political subdivision securities....           632             607            607
     Foreign government securities.................           472             487            487
     Public utilities..............................         2,590           2,546          2,546
     Convertibles and bonds with warrants
       attached....................................             1               1              1
     All other corporate bonds.....................        19,520          19,107         19,107
  Residential and commercial mortgage-backed, and
     other asset-backed securities.................        19,443          19,266         19,266
  Redeemable and preferred stock...................            37              36             36
                                                          -------         -------        -------
     Total fixed maturities........................        48,848         $48,162         48,162
                                                          -------         =======        -------
Trading Securities.................................           457         $   452            452
                                                                          =======
Equity Securities:
  Common stocks:
     Banks, trust and insurance companies..........             1               1              1
     Industrial, miscellaneous and all other.......            96              97             97
  Non-redeemable preferred stocks..................           327             323            323
                                                          -------         -------        -------
     Total equity securities.......................           424         $   421            421
                                                          -------         =======        -------
Mortgage and consumer loans........................         2,094                          2,094
Policy loans.......................................           881                            881
Real estate and real estate joint ventures.........            96                             96
Other limited partnership interests................         1,248                          1,248
Short-term investments.............................         1,486                          1,486
Other invested assets..............................         1,029                          1,029
                                                          -------                        -------
     Total investments.............................       $56,563                        $55,869
                                                          =======                        =======

---------------

(1) The Company's trading securities portfolio is mainly comprised of fixed maturities. Cost for fixed maturities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
    AS OF DECEMBER 31, 2005 (SUCCESSOR) AND DECEMBER 31, 2004 (PREDECESSOR)

                                 (IN MILLIONS)

                                                   DAC        FUTURE POLICY      POLICYHOLDER
                                                   AND     BENEFITS AND OTHER      ACCOUNT       UNEARNED
SEGMENT                                            VOBA    POLICYHOLDER FUNDS      BALANCES     REVENUE (1)
-------                                           ------   -------------------   ------------   -----------
AS OF DECEMBER 31, 2005 (SUCCESSOR)
Institutional...................................  $  161         $11,880           $16,460         $  1
Individual......................................   3,540           2,179            16,526           21
Corporate & Other...............................      --           4,305                --           --
                                                  ------         -------           -------         ----
                                                  $3,701         $18,364           $32,986         $ 22
                                                  ======         =======           =======         ====

AS OF DECEMBER 31, 2004 (PREDECESSOR)
Institutional...................................  $  222         $ 8,011           $18,798         $ 17
Individual......................................   2,627           1,549            14,957          206
Corporate & Other...............................      13           3,718                --           --
                                                  ------         -------           -------         ----
                                                  $2,862         $13,278           $33,755         $223
                                                  ======         =======           =======         ====

---------------

(1) Amounts are included in other policyholder funds column for successor and in other liabilities for predecessor.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
             FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (SUCCESSOR)
                        AND JUNE 30, 2005 (PREDECESSOR)
          AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (PREDECESSOR)

                                 (IN MILLIONS)

                            PREMIUM                  POLICYHOLDER   AMORTIZATION OF
                            REVENUES       NET       BENEFITS AND    DAC AND VOBA       OTHER         PREMIUMS
                           AND POLICY   INVESTMENT     INTEREST       CHARGED TO      OPERATING       WRITTEN
SEGMENT                       FEES        INCOME       CREDITED     OTHER EXPENSES    EXPENSES    (EXCLUDING LIFE)
-------                    ----------   ----------   ------------   ---------------   ---------   ----------------
FOR THE SIX MONTHS ENDED
DECEMBER 31, 2005 (SUCCESSOR)
Institutional............    $  133       $  711        $  627           $  1           $ 29            $ --
Individual...............       518          381           378            185            182              --
Corporate & Other........        13          124            22             --            (14)             --
                             ------       ------        ------           ----           ----            ----
                             $  664       $1,216        $1,027           $186           $197            $ --
                             ======       ======        ======           ====           ====            ====
FOR THE SIX MONTHS ENDED
  JUNE 30, 2005 (PREDECESSOR)
Institutional............    $  239       $  778        $  828           $  4           $ 16            $206
Individual...............       475          547           449            231            162              62
Corporate & Other........        17          283            20              1             27              17
                             ------       ------        ------           ----           ----            ----
                             $  731       $1,608        $1,297           $236           $205            $285
                             ======       ======        ======           ====           ====            ====
FOR THE YEAR ENDED
  DECEMBER 31, 2004 (PREDECESSOR)
Institutional............    $  792       $1,443        $1,878           $  7           $ 33            $719
Individual...............       775        1,027           799            401            255              72
Corporate & Other........        34          542            39              2             64              34
                             ------       ------        ------           ----           ----            ----
                             $1,601       $3,012        $2,716           $410           $352            $825
                             ======       ======        ======           ====           ====            ====
FOR THE YEAR ENDED
  DECEMBER 31, 2003 (PREDECESSOR)
Institutional............    $  990       $1,268        $2,018           $ 12           $ 29            $921
Individual...............       588          950           751            266            190              25
Corporate & Other........        35          525            47              2             58              35
                             ------       ------        ------           ----           ----            ----
                             $1,613       $2,743        $2,816           $280           $277            $981
                             ======       ======        ======           ====           ====            ====

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE IV

                            CONSOLIDATED REINSURANCE
         AS OF DECEMBER 31, 2005 AND 2004 AND FOR THE SIX MONTHS ENDED
                      DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                                % AMOUNT
                                                        GROSS                           NET     ASSUMED
                                                        AMOUNT     CEDED    ASSUMED   AMOUNT     TO NET
                                                       --------   -------   -------   -------   --------
AS OF AND FOR THE SIX MONTHS ENDED
  DECEMBER 31, 2005 (SUCCESSOR)
Life insurance in-force..............................  $109,333   $78,438   $   --    $30,895      --%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $    237   $    34   $   --    $   203      --%
  Accident and health................................       144       125       --         19      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $    381   $   159   $   --    $   222      --%
                                                       ========   =======   ======    =======
FOR THE SIX MONTHS ENDED
  JUNE 30, 2005 (PREDECESSOR)
Insurance Premium:
  Life insurance.....................................  $    335   $    27   $   --    $   308      --%
  Accident and health................................       129       112       --         17      --%
  Property and casualty insurance....................         2         2       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $    466   $   141   $   --    $   325      --%
                                                       ========   =======   ======    =======
AS OF AND FOR THE YEAR ENDED
  DECEMBER 31, 2004 (PREDECESSOR)
Life insurance in-force..............................  $100,794   $73,575   $3,313    $30,532    10.9%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $    927   $    51   $   --    $   876      --%
  Accident and health................................       263       228       --         35      --%
  Property and casualty insurance....................         1         1       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $  1,191   $   280   $   --    $   911      --%
                                                       ========   =======   ======    =======
AS OF AND FOR THE YEAR ENDED
  DECEMBER 31, 2003 (PREDECESSOR)
Life insurance in-force..............................  $ 89,443   $62,957   $3,362    $29,848    11.3%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $  1,086   $    40   $   --    $ 1,046      --%
  Accident and health................................       269       233       --         36      --%
  Property and casualty insurance....................        21        21       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $  1,376   $   294   $   --    $ 1,082      --%
                                                       ========   =======   ======    =======

                           UNIVERSAL SELECT ANNUITY
                          UNIVERSAL ANNUITY ADVANTAGE

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                   METLIFE INSURANCE COMPANY OF CONNECTICUT*
                          PENSION AND PROFIT-SHARING,
                      SECTION 403(B) AND SECTION 408, AND
                        DEFERRED COMPENSATION PROGRAMS

* The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a Contract endorsement notifying you of the name change once it has occurred.

MIC Book 90-93                                                      May 1, 2006

                                    PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Reports of Independent Registered Public Accounting Firms thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

    Statement of Assets and Liabilities as of December 31, 2005
    Statement of Operations for the year ended December 31, 2005
    Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004
    Statement of Investments as of December 31, 2005
    Notes to Financial Statements

    The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries and the reports of Independent Registered Public Accounting Firms, are contained in the Statement of Additional Information. The consolidated financial statements of MetLife Insurance Company of Connecticut and subsidiaries include:

    Consolidated Statements of Income for the years ended December 31, 2005, 2004 and 2003 Consolidated Balance Sheets as of December 31, 2005 and 2004 Consolidated Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2005, 2004 and 2003 Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003
    Notes to Consolidated Financial Statements

    Financial Statement Schedules

(b) Exhibits



     EXHIBIT
     NUMBER   DESCRIPTION
     -------  ----------------------------------------------------------------------------------------------------------
        1.    Resolution of The Travelers Insurance Company's Board of Directors authorizing the establishment of the
              Registrant. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 29 to the
              Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

        2.    Not Applicable.

        3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance
              Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to Post Effective
              Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-58783 filed February 26,
              2001.)

        3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

        4(a). Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective
              Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-116783, filed October 13,
              2004.)

        4(b). Form of Guaranteed Minimum Withdrawal Rider. (Incorporated herein by reference to Exhibit 4 to
              Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, file No. 333-101778, filed
              November 19, 2004.)

        4(c). Company Name Change Endorsement. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective
              Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on
              Form N-4, File No. 033-65343 filed April 6, 2006.

        4(d). Roth 401 Endorsement. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective

     EXHIBIT
     NUMBER   DESCRIPTION
     -------  --------------------------------------------------------------------------------------------------------
              Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on
              Form N-4, File No. 033-65343 filed April 6, 2006.

       4(e).  Roth 403(b) Endorsement. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment
              No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4,
              File No. 033=65343 filed on April 6, 2006.)

       5.     Form of Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-116783, filed October 13, 2004.)

       6(a).  Certificate of Amendment of the Charter as Amended and Restated of The Travelers Insurance
              Company effective May 1, 2006. (Incorporated herein by reference to Post-Effective Amendment No.
              14 to The Travelers Fund ABD for Variable Annuities Registration Statement on Form N-4, File No.
              033-65342 filed April 6, 2006.)

       6(b).  By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(a)(ii) to Registration Statement on Form S-2, File No. 33-58677, filed via
              EDGAR on April 18, 1995.)

       7.     Specimen Reinsurance Agreement. (Incorporated herein by reference to Exhibit 7 to Post-Effective
              Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15,
              2003.)

       8(a).  Participation Agreement among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife
              Investors Distribution Company, The Travelers Insurance Company and The Travelers Life and Annuity
              Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-
              Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities Registration Statement
              on Form N-4, File No. 033-65343, filed April 6, 2006).

       8(b).  Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan
              Life Insurance Company, The Travelers Insurance Company and The Travelers Life and Annuity
              Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-
              Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities Registration Statement
              on Form N-4, File No. 033-65343 filed April 6, 2006.)

       9.     Opinion of Counsel as to the legality of securities being registered by Registrant. (Incorporated herein by reference to Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4,
              File No. 333-116783, filed October 13, 2004.)

       10(a). Consent of KPMG LLP, Independent Registered Public Accounting Firm. Filed herewith.

       10(b). Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm. Filed herewith.

       12.    Not applicable.

       15.    Powers of Attorney authorizing Michele H. Abate, John E. Connolly, Jr., James L. Lipscomb, Gina C.
              Sandonato, Myra L. Saul and Marie C. Swift to act as signatory for C. Robert Henrikson, Leland C.
              Launer, Jr., Lisa M. Weber, Stanley J. Talbi, and Joseph J. Prochaska, Jr. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No.
              333-101778, filed September 20, 2005).

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR



                                        POSITIONS AND OFFICES WITH INSURANCE
 NAME AND PRINCIPAL BUSINESS ADDRESS    COMPANY
 -------------------------------------  -------------------------------------
 C. Robert Henrikson                    Director, Chairman, President and
                                          Chief Executive Officer
 Leland C. Launer, Jr.                  Director
 Lisa M. Weber                          Director
 Steven A. Kandarian                    Executive Vice President and Chief
                                          Investment Officer
 James L. Lipscomb                      Executive Vice President and General
                                          Counsel
 Gwenn L. Carr                          Senior Vice President and Secretary
 Michael K. Farrell                     Senior Vice President
 Hugh C. McHaffie                       Senior Vice President
 Joseph J. Prochaska, Jr.               Senior Vice President and Chief
                                          Accounting Officer
 Stanley J. Talbi                       Senior Vice President and Chief
                                          Financial Officer
 Anthony J. Williamson                  Senior Vice President and Treasurer
 Bennett Kleinberg                      Vice President and Actuary



The principal business address of each person shown above is MetLife, Inc., One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York 11101, except that the principal business address for Steven A. Kandarian and Michael
K. Farrell is 10 Park Avenue, Morristown, NJ 07962; Bennett Kleinberg is 185 Asylum Street, Hartford, CT 06103, Leland C. Launer is 501 Route 22, Bridgewater, NJ 08807 and for Hugh C. McHaffie is 501 Boylston Street, Boston, MA 02116.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant and Depositor are ultimately controlled by MetLife, Inc. An organizational chart for MetLife, Inc. follows:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    CitiStreet Retirement Services LLC (NJ)

            a)    CitiStreet Financial Services LLC (NJ)

            b)    CitiStreet Funds Management LLC (NJ)

            c)    CitiStreet Associates LLC (DE)

                  1)    CitiStreet Equities LLC (NJ)

                  2)    CitiStreet Associates of Montana LLC (MT)

                  3)    CitiStreet Associates of Texas, Inc. (TX)

                  4)    CitiStreet Associates of Hawaii LLC (HI)

                  5)    CitiStreet Associates Insurance Agency of
                        Massachusetts LLC (MA)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Company Limited (Hong Kong)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      14.   MetLife Services Limited (United Kingdom)

      15. Siembra Seguros de Vida S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by Natiloportem Holdings, Inc.

      16.   MetLife International Insurance Ltd. (Bermuda)

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by; Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 95% is owned by MetLife International Holdings, Inc. and 5% is held by Natiloportem Holdings, Inc.

      20. Compania Previsional MetLife S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      21.   MetLife Worldwide Holdings, Inc.

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    CDMK, Inc. (Korea)

            c)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            d)    MetLife Direct Co., Ltd. (Japan)

            e)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Thorngate, LLC (DE)

      11.   Alternative Fuel I, LLC (DE)

      12.   Transmountain Land & Livestock Company (MT)

      13.   MetPark Funding, Inc. (DE)

      14.   HPZ Assets LLC (DE)

      15.   MetDent, Inc. (DE)

      16.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      17.   Metropolitan Tower Realty Company, Inc. (DE)

      18.   MetLife (India) Private Ltd. (India)

      19.   Metropolitan Marine Way Investments Limited (Canada)

      20.   MetLife Private Equity Holdings, LLC (DE)

      21.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      22.   Metropolitan Realty Management, Inc. (DE)

      23.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      24.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        25.   Bond Trust Account A (MA)

        26.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      27.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      28.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                        (b)   RGA Worldwide Reinsurance Company Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                              (i)   RGA Financial Products Limited (Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina)

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I

                        (o)   RGA Global Reinsurance, Ltd. (Bermuda)

      29.   Corporate Real Estate Holdings, LLC (DE)

      30. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      31.   MetLife Tower Resources Group, Inc. (DE)

      32.   Headland Development Corporation (CA)

      33.   Headland - Pacific Palisades, LLC (CA)

      34.   Headland Properties Associates (CA)

      35.   Krisman, Inc. (MO)

      36.   Special Multi-Asset Receivables Trust (DE)

      37.   White Oak Royalty Company (OK)

      38.   500 Grant Street GP LLC (DE)

      39. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      40.   MetLife Canada/MetVie Canada (Canada)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    The Travelers Insurance Company (CT)

      1.    190 LaSalle Associates L.L.C. (DE) - 50% is owned by a third party

      2.    440 South LaSalle LLC (DE)

      3. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by a third party

      4. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 33% is owned by third party

      5. Pilgrim Alternative Investments Opportunity Fund III Associates, LLC (CT) - 33% is owned by third party

      6.    Pilgrim Investments Highland Park, LLC (CO)

      7.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      8.    Pilgrim Investments York Road, LLC(DE)

      9.   Euro TI Investments LLC (DE)

      10.   Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      11.   Hollow Creek, L.L.C. (CT/NC)

      12. One Financial Place Corporation (DE) - 100% is owned in the aggregate by The Travelers Insurance Company and The Travelers Life and Annuity Company.

            a)    One Financial Place, LP (DE)

      13. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by The Travelers Insurace Company and The Travelers Life and Annuity Company.

      14.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of Massachusetts, Inc. (MA)

                  3) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  4) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

                  5)    Tower Square Securities Insurance Agency of
                        Texas, Inc. (TX)

            c)    Travelers Distribution LLC (DE)

            d)    Travelers Investment Advisers, Inc. (DE)

      15.   TIC European Real Estate LP, LLC (DE)

      16.   MetLife European Holdings, Inc. (DE)

      17.   Travelers European Investments LLC (CT)

      18.   Travelers International Investments Ltd. (Cayman Islands)

      19. Tribeca Citigroup Investments Ltd. (Cayman Islands) (68%) - 68% is owned by The Travelers Insurance Company, 4% is owned by The Travelers Life and Annuity Company and 28% is owned by a third party.

            a)    Tribeca Global Convertible Investments Ltd. (Cayman
                  Islands) (83%)

      20.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      21.   The Travelers Life and Annuity Company (CT)

            a)    Euro TL Investments LLC (DE)

            b)    SSB Private Selections, LLC (DE) (50%)

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      22.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      23. TRAL & Co. (DE) - is a general partnership. Its partners are The Travelers Insurance Company and The Travelers Life and Annuity Company.

      24.   Tribeca Distressed Securities LLC (DE)

Y.    The Travelers Life & Annuity Reinsurance Company (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

CC.   MetLife Exchange Trust I

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2006, there were 2,528 Qualified Contract Owners and 1 Non-Qualified Contract Owner.

ITEM 28. INDEMNIFICATION

Sections 33-770 et seq. inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and MLI Distribution LLC, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) MLI Distribution LLC
    One Cityplace
    Hartford, CT 06103-3415

MLI Distribution LLC also serves as principal underwriter and distributor for the following funds:

MetLife of CT Fund BD for Variable Annuities, MetLife of CT Fund BD II for Variable Annuities, MetLife of CT Fund BD III for Variable Annuities, MetLife of CT Fund BD IV for Variable Annuities, MetLife of CT Fund ABD for Variable Annuities, MetLife of CT Fund ABD II for Variable Annuities, MetLife of CT Separate Account PF for Variable Annuities, MetLife of CT Separate Account PF II for Variable Annuities, MetLife of CT Separate Account QP for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Separate Account TM for Variable Annuities, MetLife of CT Separate Account TM II for Variable Annuities, MetLife of CT Separate Account Five for Variable Annuities, MetLife of CT Separate Account Six for Variable Annuities, MetLife of CT Separate Account Seven for Variable Annuities, MetLife of CT Separate Account Eight for Variable Annuities, MetLife of CT Separate Account Nine for Variable Annuities, MetLife of CT Separate Account Ten for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL II for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, MetLife of CT Variable Life Insurance Separate Account One, MetLife of CT Variable Life Insurance Separate Account Two, MetLife of CT Variable Life Insurance Separate Account Three, MetLife of CT Variable Life Insurance Separate Account Four, MetLife of CT Separate Account MGA, MetLife of CT Separate Account MGA II, MetLife of CT Money Market Account for Variable Annuities, MetLife of CT Growth and Income Stock Account for Variable Annuities, MetLife of CT Quality Bond Account for Variable Annuities, Citicorp Life Variable Separate Account and First Citicorp Life Variable Separate Account, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account Twelve for Variable Annuities, MetLife of CT Separate Account Thirteen for Variable Annuities, MetLife of CT Separate Account Fourteen for Variable Annuities, MetLife Insurance Company of CT Variable Annuity Separate Account 2002, MetLife of CT Growth and Income Stock Account for Variable Annuities, MetLife of CT Money Market Account for Variable Annuities, MetLife of CT Quality Bond Account for Variable Annuities, Tactical Aggressive Stock Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, and Tactical Short-Term Bond Account for Variable Annuities and MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002.



(b) NAME AND PRINCIPAL BUSINESS ADDRESS POSITIONS AND OFFICES WITH UNDERWRITER
    ----------------------------------- ----------------------------------------------------
           Leslie Sutherland            President
           Steven J. Brash              Vice President
           Debora L. Buffington+        Vice President, Director of Compliance
           Charles M. Deuth             Vice President, National Accounts
           Anthony J. Dufault+          Vice President
           James R. Fitzpatrick+        Vice President
           Elizabeth Forget++           Vice President and Chief Marketing Officer
           Helayne F. Klier++           Vice President
           Paul M. Kos+                 Vice President
           Paul A. LaPiana+             Vice President, Life Insurance Distribution Division
           Richard C. Pearson+          Vice President and Secretary
           Robert H. Petersen*          Vice President and Chief Financial Officer
           Deron J. Richens+            Vice President
           Paul A. Smith                Vice President

       Cathy Sturdivant+     Vice President
       Paulina Vakouros++    Vice President
       Edward C. Wilson+     Vice President and Chief Distribution Officer
       Anthony J. Williamson Treasurer
       Michael K. Farrell#   Manager
       William J. Toppeta    Manager



 Unless otherwise noted, the principal business address of each person shown above is:
 MetLife, Inc., One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York 11101.
 +  MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614.
 ++ MetLife, 260 Madison Avenue, New York, NY 10016
 #  MetLife, 10 Park Avenue, Morristown, NJ 07962
 *  MetLife, 485-E US Highway 1 South, 4th Floor, Iselin, NJ 08830

(c) Not Applicable


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


(1) MetLife Insurance Company of Connecticut

    One Cityplace
    Hartford, Connecticut 06103-3415

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


(d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)--(d) of Rule 6c-7 have been complied with.

(e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs
    (1)-(4) of such letter.

The Company hereby represents:


(f) That the aggregate charges under the Contract of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 10th day of April, 2006.



                                              METLIFE OF CT FUND U FOR VARIABLE
                                              ANNUITIES
                                                        (Registrant)

                                              METLIFE INSURANCE COMPANY
                                              OFCONNECTICUT
                                                         (Depositor)

                                              By: /s/ Bennett D. Kleinberg
                                                  -----------------------------
                                                  Bennett D. Kleinberg, Vice
                                                  President and Actuary



As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of April, 2006.



                * Director, Chairman, President and ---------------------------------- Chief Executive Officer
       C. Richard Henrikson

                *                   Director
----------------------------------
      Leland C. Launer, Jr.

                *                   Director
----------------------------------
          Lisa M. Weber

                * Executive Vice President and Chief ---------------------------------- Investment Officer
       Steven A. Kandarian

                * Senior Vice President and Chief ---------------------------------- Financial Officer
         Stanley J. Talbi

                * Senior Vice President and Chief ---------------------------------- Accounting Officer
     Joseph J. Prochaska, Jr



*By: /s/ Myra L. Saul
     -------------------------
     Myra L. Saul,
     Attorney-in-Fact

EXHIBIT NO. DESCRIPTION
----------- --------------------------------------------------------------------------------
  10(a).    Consent of KPMG LLP, Independent Registered Public Accounting Firm
  10(b).    Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.